         As filed with the Securities and Exchange Commission on April 24, 2012

                                                    Registration Nos. 033-39100
                                                                      811-05200
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                        Pre-Effective Amendment No. [ ]

                      Post-Effective Amendment No. 36 [X]


                                      and

                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940


                             Amendment No. 242 [X]


                METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                          (Exact Name of Registrant)

                      METLIFE INVESTORS INSURANCE COMPANY
                              (Name of Depositor)
                           5 Park Plaza, Suite 1900
                               Irvine, CA 92614
             (Address of Depositor's Principal Executive Offices)
              (Depositor's Telephone Number, including Area Code)
                                (800) 989-3752

                        (Name and Address of Guarantor)
                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                            13045 Tesson Ferry Road
                              St. Louis, MO 63128

                    (Name and Address of Agent for Service)
                              Michael K. Farrell
                                   President
                      MetLife Investors Insurance Company
                              c/o 10 Park Avenue
                             Morristown, NJ 07962
                                (973) 355-4000

                                   Copy to:

                           Stephen E. Roth, Esquire

                        Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, NW
                            Washington, D.C. 20004

                                (202) 383-0158


                (Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.


[X] on April 30, 2012 pursuant to paragraph (b) of Rule 485.


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ] on (date) pursuant to paragraph (a) (1) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Registered: (1) Individual Variable Annuity Contracts, and
(2) Guarantee related to insurance obligations under variable annuity contracts.

================================================================================

                                                 THE FIXED AND VARIABLE ANNUITY
                                                                      ISSUED BY
                                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                                                                            AND

                                            METLIFE INVESTORS INSURANCE COMPANY


    This prospectus describes the Fixed and Variable Annuity Contract issued by MetLife Investors Insurance Company (MetLife Investors, we or us). THE CONTRACT
   IS NOT AVAILABLE FOR NEW SALES. However, you can continue to make additional purchase payments to your contract.


The annuity contract has many investment choices - a fixed account which offers an interest rate which is guaranteed by MetLife Investors, and the available investment portfolios. You can put your money in the fixed account and/ or any of these investment portfolios (except as noted).

       CERTAIN PORTFOLIOS LISTED BELOW MAY NOT BE AVAILABLE WITH YOUR CONTRACT. APPENDIX B - PART 2 CONTAINS A LIST OF THE PORTFOLIOS AVAILABLE WITH YOUR
                                                                      CONTRACT.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I):
   Invesco V.I. International Growth Fund

FIDELITY(R) VARIABLE INSURANCE PRODUCTS (INITIAL CLASS):
   Equity-Income Portfolio
   Growth Opportunities Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 1):
   Templeton Foreign Securities Fund

MET INVESTORS SERIES TRUST (CLASS A (OR CLASS B AS NOTED)):
   Clarion Global Real Estate Portfolio
   Lazard Mid Cap Portfolio
   Legg Mason ClearBridge Aggressive Growth Portfolio
   Lord Abbett Bond Debenture Portfolio
   Lord Abbett Mid Cap Value Portfolio
   Met/Templeton Growth Portfolio
   MFS(R) Emerging Markets Equity Portfolio
   MFS(R) Research International Portfolio
   Morgan Stanley Mid Cap Growth Portfolio


   PIMCO Total Return Portfolio
   Pioneer Fund Portfolio
   T. Rowe Price Large Cap Value Portfolio


   Van Kampen Comstock Portfolio (Class B)


METROPOLITAN SERIES FUND (CLASS A (OR CLASS B AS NOTED)):
   Baillie Gifford International Stock Portfolio
     (formerly Artio International Stock Portfolio)

   BlackRock Bond Income Portfolio (Class A and Class B)
   BlackRock Money Market Portfolio
   Davis Venture Value Portfolio

   Jennison Growth Portfolio (Class A and Class B)

   MFS(R) Total Return Portfolio
   MFS(R) Value Portfolio (Class B)
   Oppenheimer Global Equity Portfolio (Class B)
   T. Rowe Price Large Cap Growth Portfolio
   T. Rowe Price Small Cap Growth Portfolio
   Western Asset Management Strategic Bond Opportunities Portfolio

PUTNAM VARIABLE TRUST (CLASS IB):
   Putnam VT Equity Income Fund

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the MetLife Investors Fixed and Variable Annuity Contract.


To learn more about the MetLife Investors Fixed and Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated April 30, 2012. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 32 of this prospectus. For a free copy of the SAI, call us at (800) 989-3752 or complete and mail the enclosed form.


The contracts:

..  are not bank deposits
..  are not FDIC insured
..  are not insured by any federal government agency
..  are not guaranteed by any bank or credit union
..  may be subject to loss of principal

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


April 30, 2012

                 TABLE OF CONTENTS                        PAGE

                 INDEX OF SPECIAL TERMS..................    2

                 SUMMARY.................................    3

                 FEE TABLES AND EXAMPLES.................    5

                 1. THE ANNUITY CONTRACT.................    9
                    Market Timing........................    9

                 2. ANNUITY PAYMENTS (THE INCOME PHASE)..    9
                    Annuity Date.........................    9
                    Annuity Payments.....................    9
                    Annuity Options......................   10

                 3. PURCHASE.............................   12
                    Purchase Payments....................   12
                    Allocation of Purchase Payments......   12
                    Accumulation Units...................   12
                    Account Value........................   13

                 4. INVESTMENT OPTIONS...................   13
                    Transfers............................   15
                    Market Timing........................   15
                    Dollar Cost Averaging Program........   17
                    Automatic Rebalancing Program........   18
                    Voting Rights........................   18
                    Substitution.........................   18

                 5. EXPENSES.............................   18
                    Insurance Charges....................   18
                    Contract Maintenance Charge..........   19
                    Withdrawal Charge....................   19
                    Reduction or Elimination of the
                     Withdrawal Charge...................   20
                    Premium Taxes and Other Taxes........   20
                    Transfer Fee.........................   20
                    Investment Portfolio Expenses........   20

                 6. ACCESS TO YOUR MONEY.................   20
                    Systematic Withdrawal Program........   21
                    Suspension of Payments or Transfers..   21

                 7. PERFORMANCE..........................   21

                 8. DEATH BENEFIT........................   22
                    Upon Your Death......................   22
                    Death of Annuitant...................   25
                    Controlled Payout....................   25

                 9. FEDERAL INCOME TAX STATUS............   25
                    Taxation of Non-Qualified Contracts..   26

                   Taxation of Qualified Contracts......... 27
                   Tax Credits and Deductions.............. 30
                   Possible Tax Law Changes................ 30

                10. OTHER INFORMATION...................... 30
                   MetLife Investors....................... 30
                   The Separate Account.................... 31
                   Distributor............................. 31
                   Selling Firms........................... 31
                   Compensation Paid to All Selling Firms.. 31
                   Ownership............................... 32
                   Beneficiary............................. 32
                   Assignment.............................. 32
                   Financial Statements.................... 32

                TABLE OF CONTENTS OF THE STATEMENT OF
                ADDITIONAL INFORMATION..................... 32

               APPENDIX A
               CONDENSED FINANCIAL INFORMATION.............. A-1

               APPENDIX B
               PARTICIPATING INVESTMENT PORTFOLIOS.......... B-1

INDEX OF SPECIAL TERMS
Because of the complex nature of the contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.

                                                 PAGE
                         Accumulation Phase.......  9
                         Accumulation Unit........ 12
                         Annuitant................  9
                         Annuity Date.............  9
                         Annuity Options.......... 10
                         Annuity Payments.........  9
                         Annuity Unit............. 12
                         Beneficiary.............. 32
                         Fixed Account............  9
                         Income Phase.............  9
                         Investment Portfolios.... 13
                         Joint Owner.............. 32
                         Non-Qualified............ 26
                         Owner.................... 32
                         Purchase Payment......... 12
                         Qualified................ 26
                         Tax Deferral.............  9

SUMMARY

THE SECTIONS IN THIS SUMMARY CORRESPOND TO SECTIONS IN THIS PROSPECTUS WHICH DISCUSS THE TOPICS IN MORE DETAIL.

1.  THE ANNUITY CONTRACT:

The fixed and variable annuity contract issued by MetLife Investors is a contract between you, the owner, and MetLife Investors, an insurance company. The contract provides a means for investing on a tax-deferred basis. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options. New contracts are no longer offered by MetLife Investors.

This contract offers investment portfolios. These portfolios are designed to offer a better return than the fixed account. However, this is NOT guaranteed. You can also lose your money. Appendix B contains a list of the portfolios available with your contract.

The fixed account offers an interest rate that is guaranteed by the insurance company, MetLife Investors. While your money is in the fixed account, the interest your money will earn as well as your principal is guaranteed by MetLife Investors.

Except as otherwise limited by MetLife Investors (see "Investment Options - Market Timing"), you can transfer between accounts up to 12 times a year without charge or tax implications.

The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your contract.

The amount of money you are able to accumulate in your account during the accumulation phase will determine, in part, the amount of income payments during the income phase.


We are obligated to pay all money we owe under the contracts, including death benefits and income payments. Any such amount that exceeds the assets in the Separate Account is paid from our general account, subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and is not guaranteed by any other party. (See "Other Information--The Separate Account.")


2.  ANNUITY PAYMENTS (THE INCOME PHASE):

If you want to receive regular income from your annuity, you can choose an annuity option. Once you begin receiving regular payments, you cannot change your payment plan. During the income phase, you have the same investment choices you had during the accumulation phase. You can choose to have payments come from the fixed account, the investment portfolios or both. If you choose to have any part of your payments come from the investment portfolios, the dollar amount of your payments may go up or down.

3.  PURCHASE:

Currently, this contract is not available for new sales. However, you can add $500 or more any time you like during the accumulation phase. This contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is most attractive to people in high federal and state income tax brackets.

4.  INVESTMENT OPTIONS:

You can put your money in any or all of the investment portfolios which are briefly described in Appendix B and more fully described in the prospectuses for the funds. Currently, you can only invest in 15 investment portfolios at any one time. Depending upon market conditions and the performance of the portfolio(s) you select, you can make or lose money in any of the portfolios. Certain portfolios may not be available with your contract. Appendix B - Part 2 contains a list of the portfolios available with your contract.

5.  EXPENSES:

The contract has insurance features and investment features, and there are costs related to each.

.. Each year MetLife Investors deducts a $30 contract maintenance charge from your contract. During the accumulation phase, MetLife Investors currently waives this charge if the value of your contract is at least $50,000.

.. MetLife Investors also deducts for its insurance charges which total 1.40% of the average daily value of your contract allocated to the investment portfolios.

.. If you take your money out, MetLife Investors may assess a withdrawal charge which is equal to 5% of the purchase payment you withdraw. After MetLife Investors has had a purchase payment for 5 years, there is no charge by MetLife Investors for a withdrawal of that purchase payment.

..  When you begin receiving regular income payments from your annuity, MetLife
   Investors will assess a state premium tax charge which ranges from 0%-3.5%, depending upon the state.

.. The first 12 transfers in a year are free. After that, a transfer fee of $25 or 2% of the amount transferred (whichever is less) is assessed.


.. There are also investment charges which range from 0.35% to 1.09% of the average daily value of the investment portfolio (before reimbursement or waiver), depending upon the investment portfolio.


6.  ACCESS TO YOUR MONEY:

You can take money out at any time during the accumulation phase. After the first contract year, you can take up to 10% of your total purchase payments each year without charge from MetLife Investors. Withdrawals of purchase payments in excess of that may be charged a withdrawal charge, depending on how long your money has been in the contract. However, MetLife Investors will never assess a withdrawal charge on earnings you withdraw. Earnings are defined as the value in your contract minus the remaining purchase payments in your contract. Of course, you may also have to pay income tax and a tax penalty on any money you take out.

7.  DEATH BENEFIT:

If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit.

8.  OTHER INFORMATION:

NO PROBATE. In most cases, when you die, the person you choose as your beneficiary will receive the death benefit without going through probate.

ADDITIONAL FEATURES. This contract has additional features you might be interested in. These include:

.. You can arrange to have money automatically sent to you each month while your contract is still in the accumulation phase. Of course, you'll have to pay taxes on money you receive. We call this feature the Systematic Withdrawal Program.

.. You can arrange to have a regular amount of money automatically invested in investment portfolios each month, theoretically giving you a lower average cost per unit over time than a single one time purchase. We call this feature Dollar Cost Averaging.

.. You can arrange to automatically readjust the money between investment portfolios periodically to keep the blend you select. We call this feature Automatic Rebalancing.

.. Under certain circumstances, MetLife Investors will give you your money without a withdrawal charge if you need it while you're in a nursing home. We call this feature the Nursing Home Waiver.

These features are not available in all states and may not be suitable for your particular situation.

9.  TAXES:

Your earnings are not taxed until you take them out. If you take money out during the accumulation phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings. Payments during the income phase are considered partly a return of your original investment. That part of each payment is not taxable as income.

10. INQUIRIES:

If you need more information, please contact the Annuity Service Center at:

MetLife Investors Distribution Company
P.O. Box 10366
Des Moines, IA 50306-0366
800-343-8496

FEE TABLES AND EXAMPLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.
STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.
--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES TABLE
WITHDRAWAL CHARGE (Note 1)  5%
   (as a percentage of
   purchase payments)
TRANSFER FEE (Note 2)       $0 (First 12 per year)
                            Thereafter $25 or 2% of transfer, whichever is less

--------------------------------------------------------------------------------
Note 1. The withdrawal charge is 5% of the purchase payment. After we have the purchase payment for 5 years there is no charge for withdrawal of that purchase payment. See "Expenses - Withdrawal Charge" for 10% free withdrawal amount.

Note 2. There is no charge for the first 12 transfers in a contract year; thereafter the fee is the lesser of $25 or 2% of the transfer. MetLife Investors will not charge you for the transfer fee even if there are more than 12 transfers in a year if the transfer is for dollar cost averaging or automatic rebalancing programs.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING INVESTMENT PORTFOLIO FEES AND EXPENSES.
--------------------------------------------------------------------------------

   PERIODIC FEES AND EXPENSES TABLE
   CONTRACT MAINTENANCE CHARGE (Note 1)                                  $30
   SEPARATE ACCOUNT ANNUAL EXPENSES
   (referred to as Separate Account Product Charges)
   (as a percentage of average account value in the Separate Account)
   Mortality and Expense Charge*                                       1.25%
   Administration Expense Charge                                       0.15%
                                                                       -----
   Total Separate Account Product Charges                              1.40%

--------------------------------------------------------------------------------

* For Premier Advisor, Destiny Select and Prevail contracts we are waiving an amount of the Mortality and Expense Charge equal to the investment portfolio expenses that are in excess of (1) 0.67% for account value allocated to the T. Rowe Price Large Cap Growth Portfolio (Class A) and (2) 0.59% for account value allocated to the T. Rowe Price Large Cap Value Portfolio (Class A). For Cova VA contracts, we are waiving an amount of the Mortality and Expense Charge equal to the investment portfolio expenses that are in excess of 0.83% for account value allocated to the T. Rowe Price Large Cap Value Portfolio (Class A).

Note 1. During the accumulation phase, we will not charge the contract maintenance charge if the value of your account is $50,000 or more, although, if you make a complete withdrawal, we will charge the contract maintenance charge.

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE INVESTMENT PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. CERTAIN INVESTMENT PORTFOLIOS MAY IMPOSE A REDEMPTION FEE IN THE FUTURE. MORE DETAIL CONCERNING EACH INVESTMENT PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUSES FOR THE INVESTMENT PORTFOLIOS AND IN THE FOLLOWING TABLES.

--------------------------------------------------------------------------------

Total Annual Investment                                                                            Minimum Maximum
Portfolio Operating                                                                                 0.35%   1.09%
Expenses (expenses that are deducted from investment portfolio assets, including management fees,
12b-1/service fees, and other expenses)

--------------------------------------------------------------------------------
FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE CONTRACTS, SEE "DISTRIBUTOR."

INVESTMENT PORTFOLIO EXPENSES
(as a percentage of the average daily net assets of an investment portfolio)

The following table is a summary. For more complete information on investment portfolio fees and expenses, please refer to the prospectus for each investment portfolio.




-----------------------------------------------------------------------------------------------------------------------
                                                  Distribution            Acquired    Total   Contractual Fee Net Total
                                                     and/or               Fund Fees  Annual    Waiver and/or   Annual
                                      Management Service (12b-1)  Other      and    Operating     Expense     Operating
                                         Fee          Fees       Expenses Expenses  Expenses   Reimbursement  Expenses
-----------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE
FUNDS) -- SERIES I
-----------------------------------------------------------------------------------------------------------------------
 Invesco V.I. International
   Growth Fund                           0.71%          --         0.32%      --      1.03%          --         1.03%
-----------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS -- INITIAL CLASS
-----------------------------------------------------------------------------------------------------------------------
 Equity-Income Portfolio                 0.46%          --         0.10%      --      0.56%          --         0.56%
-----------------------------------------------------------------------------------------------------------------------
 Growth Opportunities Portfolio          0.56%          --         0.14%      --      0.70%          --         0.70%
-----------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS
TRUST -- CLASS 1
-----------------------------------------------------------------------------------------------------------------------
 Templeton Foreign Securities Fund       0.64%          --         0.15%    0.01%     0.80%        0.00%        0.80%
-----------------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST
-----------------------------------------------------------------------------------------------------------------------
 Clarion Global Real Estate
   Portfolio -- Class A                  0.61%          --         0.06%      --      0.67%          --         0.67%
-----------------------------------------------------------------------------------------------------------------------
 Lazard Mid Cap Portfolio --
   Class A                               0.69%          --         0.06%      --      0.75%          --         0.75%
-----------------------------------------------------------------------------------------------------------------------
 Legg Mason ClearBridge
   Aggressive Growth Portfolio --
   Class A                               0.62%          --         0.03%      --      0.65%          --         0.65%
-----------------------------------------------------------------------------------------------------------------------
 Lord Abbett Bond Debenture
   Portfolio -- Class A                  0.50%          --         0.04%      --      0.54%          --         0.54%
-----------------------------------------------------------------------------------------------------------------------
 Lord Abbett Mid Cap Value
   Portfolio -- Class A                  0.67%          --         0.06%      --      0.73%        0.02%        0.71%
-----------------------------------------------------------------------------------------------------------------------
 Met/Templeton Growth
   Portfolio -- Class A                  0.68%          --         0.14%      --      0.82%        0.02%        0.80%
-----------------------------------------------------------------------------------------------------------------------
 MFS(R) Emerging Markets Equity
   Portfolio -- Class A                  0.92%          --         0.17%      --      1.09%          --         1.09%
-----------------------------------------------------------------------------------------------------------------------
 MFS(R) Research International
   Portfolio -- Class A                  0.68%          --         0.09%      --      0.77%        0.06%        0.71%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Mid Cap Growth
   Portfolio -- Class A                  0.65%          --         0.07%      --      0.72%        0.01%        0.71%
-----------------------------------------------------------------------------------------------------------------------
 PIMCO Total Return
   Portfolio -- Class A                  0.48%          --         0.03%      --      0.51%          --         0.51%
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Fund Portfolio -- Class A       0.64%          --         0.05%      --      0.69%        0.01%        0.68%
-----------------------------------------------------------------------------------------------------------------------
 T. Rowe Price Large Cap Value
   Portfolio -- Class A                  0.57%          --         0.02%      --      0.59%          --         0.59%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 Van Kampen Comstock
   Portfolio -- Class B                  0.58%        0.25%        0.03%      --      0.86%        0.01%        0.85%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND
-----------------------------------------------------------------------------------------------------------------------
 Baillie Gifford International Stock
   Portfolio -- Class A                  0.83%          --         0.12%      --      0.95%        0.10%        0.85%
-----------------------------------------------------------------------------------------------------------------------
 BlackRock Bond Income
   Portfolio -- Class A                  0.34%          --         0.03%      --      0.37%        0.01%        0.36%
-----------------------------------------------------------------------------------------------------------------------
 BlackRock Bond Income
   Portfolio -- Class B                  0.34%        0.25%        0.03%      --      0.62%        0.01%        0.61%
-----------------------------------------------------------------------------------------------------------------------
 BlackRock Money Market
   Portfolio -- Class A                  0.33%          --         0.02%      --      0.35%        0.01%        0.34%
-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                Distribution            Acquired    Total   Contractual Fee Net Total
                                                   and/or               Fund Fees  Annual    Waiver and/or   Annual
                                    Management Service (12b-1)  Other      and    Operating     Expense     Operating
                                       Fee          Fees       Expenses Expenses  Expenses   Reimbursement  Expenses
---------------------------------------------------------------------------------------------------------------------
 Davis Venture Value
   Portfolio -- Class A                0.70%          --         0.03%      --      0.73%        0.05%        0.68%
---------------------------------------------------------------------------------------------------------------------
 Jennison Growth
   Portfolio -- Class A                0.62%          --         0.02%      --      0.64%        0.07%        0.57%
---------------------------------------------------------------------------------------------------------------------
 Jennison Growth
   Portfolio -- Class B                0.62%        0.25%        0.02%      --      0.89%        0.07%        0.82%
---------------------------------------------------------------------------------------------------------------------
 MFS(R) Total Return
   Portfolio -- Class A                0.54%          --         0.05%      --      0.59%          --         0.59%
---------------------------------------------------------------------------------------------------------------------
 MFS(R) Value Portfolio -- Class B     0.70%        0.25%        0.03%      --      0.98%        0.13%        0.85%
---------------------------------------------------------------------------------------------------------------------
 Oppenheimer Global Equity
   Portfolio -- Class B                0.52%        0.25%        0.10%      --      0.87%          --         0.87%
---------------------------------------------------------------------------------------------------------------------
 T. Rowe Price Large Cap Growth
   Portfolio -- Class A                0.60%          --         0.04%      --      0.64%        0.01%        0.63%
---------------------------------------------------------------------------------------------------------------------
 T. Rowe Price Small Cap Growth
   Portfolio -- Class A                0.49%          --         0.06%      --      0.55%          --         0.55%
---------------------------------------------------------------------------------------------------------------------
 Western Asset Management
   Strategic Bond Opportunities
   Portfolio -- Class A                0.61%          --         0.06%      --      0.67%        0.04%        0.63%
---------------------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE
TRUST -- CLASS IB
---------------------------------------------------------------------------------------------------------------------
 Putnam VT Equity Income Fund          0.48%        0.25%        0.16%    0.05%     0.94%          --         0.94%
---------------------------------------------------------------------------------------------------------------------



The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment advisers of certain investment portfolios have agreed to waive fees and/or pay expenses of the portfolios until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that investment portfolio, but the expenses of the portfolio are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The investment portfolios provided the information on their expenses, and we have not independently verified the information.


EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND INVESTMENT PORTFOLIO FEES AND EXPENSES.

THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME: A) MAXIMUM AND (B) MINIMUM FEES AND EXPENSES OF ANY OF THE INVESTMENT PORTFOLIOS (BEFORE REIMBURSEMENT AND/OR WAIVER). ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:


                                               Time Periods
         1 year                      3 years                     5 years                    10 years
---------------------------------------------------------------------------------------------------------------
         (a)$778                    (a)$1,301                   (a)$1,898                   (a)$3,047
         (b)$704                    (b)$1,075                   (b)$1,512                   (b)$2,231

(2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:


                                               Time Periods
         1 year                      3 years                     5 years                    10 years
---------------------------------------------------------------------------------------------------------------
         (a)$278                     (a)$851                    (a)$1,448                   (a)$3,047
         (b)$204                     (b)$625                    (b)$1,062                   (b)$2,231


The Examples should not be considered a representation of past or future expenses or annual rates of return of any investment portfolio. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples.

1.  THE ANNUITY CONTRACT

This Prospectus describes the Fixed and Variable Annuity Contract issued by MetLife Investors. Currently, MetLife Investors is not offering this contract for new sales. However, you may continue to make additional purchase payments to your contract.

An annuity is a contract between you, the owner, and an insurance company (in this case MetLife Investors), where the insurance company promises to pay an income to you, in the form of annuity payments. Annuity payments must begin on a designated date that is at least 30 days in the future. Until you decide to begin receiving annuity payments, your annuity is in the ACCUMULATION PHASE. Once you begin receiving annuity payments, your contract switches to the INCOME PHASE.

The contract benefits from TAX DEFERRAL. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract.

The contract is called a variable annuity because you can choose among the investment portfolios and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment portfolio(s) you select. The amount of the annuity payments you receive during the income phase from the variable annuity portion of the contract also depends, in part, on the investment performance of the investment portfolios you select for the income phase. We do not guarantee the investment performance of the variable annuity portion. You bear the full investment risk for all amounts allocated to the variable annuity portion.

The contract also contains a FIXED ACCOUNT. The fixed account is not offered by this prospectus. The fixed account offers an interest rate that is guaranteed by MetLife Investors. MetLife Investors guarantees that the interest rate credited to the fixed account will not be less than 3% per year with respect to contracts issued on or after May 1, 1996. If you select the fixed account, your money will be placed with the other general assets of MetLife Investors, and the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the total interest credited to your contract. The amount of the annuity payments you receive during the income phase from the fixed account portion of the contract will remain level for the entire income phase.

As owner of the contract, you exercise all interest and rights under the contract. You can change the owner at any time by notifying MetLife Investors in writing. You and your spouse can be named joint owners. We have described more information on this under "Other Information - Ownership."

MARKET TIMING

We have policies and procedures that attempt to detect transfer activity that may adversely affect other Contract Owners or investment portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the frequency and size of transfers into and out of particular investment portfolios made by Contract Owners within given periods of time and/or investigating transfer activity identified by the investment portfolios on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our market timing policies and procedures are discussed in more detail in "Investment Options - Transfers - Market Timing."

2.  ANNUITY PAYMENTS (THE INCOME PHASE)

ANNUITY DATE

Under the contract you can receive regular income payments (referred to as annuity payments). You can choose the month and year in which those payments begin. We call that date the ANNUITY DATE. Your annuity date must be the first day of a calendar month.

We ask you to choose your annuity date when you purchase the contract. You can change it at any time before the annuity date with 30 days notice to us. Your annuity date cannot be any earlier than one month after you buy the contract.

ANNUITY PAYMENTS

You will receive ANNUITY PAYMENTS during the income phase. In general, annuity payments must begin by the annuitant's 85th birthday or 10 years from the date the contract was issued, whichever is later (this requirement may differ slightly for special programs and may be changed by us). The ANNUITANT is the person whose life we look to when we make annuity payments.

During the income phase, you have the same investment choices you had just before the start of the income phase. At the annuity date, you can choose whether payments will come from the:

..  fixed account,

..  the investment portfolio(s) or

..  a combination of both.

If you don't tell us otherwise, your annuity payments will be based on the investment allocations that were in place on the annuity date.

If you choose to have any portion of your annuity payments come from the investment portfolio(s), the dollar amount of your payment will depend upon 3 things:

1) the value of your contract in the investment portfolio(s) on the annuity date,

2) the 3% assumed investment return used in the annuity table for the contract, and

3) the performance of the investment portfolios you selected.

If the actual performance exceeds the 3% assumed investment return, your annuity payments will increase. Similarly, if the actual investment rate is less than 3%, your annuity payments will decrease.

Annuity payments are made monthly unless you have less than $5,000 to apply toward a payment, except in New Jersey ($2,000 if the contract is issued in Massachusetts or Texas). In that case, MetLife Investors may pay your annuity payment in a single lump sum. Likewise, if your annuity payments would be less than $100 a month ($20 in Texas), MetLife Investors has the right to change the frequency of payments so that your annuity payments are at least $100 ($20 in Texas).

ANNUITY OPTIONS

You can choose among income plans. We call those ANNUITY OPTIONS. We ask you to choose an annuity option when you purchase the contract. You can change it at any time before the annuity date with 30 days notice to us. If you do not choose an annuity option at the time you purchase the contract, we will assume that you selected Option 2 which provides a life annuity with 10 years of guaranteed payments.

You can choose one of the following annuity options or any other annuity option acceptable to MetLife Investors. After annuity payments begin, you cannot change the annuity option.

OPTION 1. LIFE ANNUITY. Under this option, we will make an annuity payment each month so long as the annuitant is alive. After the annuitant dies, we stop making annuity payments. It is possible under this option to receive only one annuity payment if the annuitant dies before the due date of the second payment or only two annuity payments if death occurs before the due date of the third payment, and so on.

OPTION 2. LIFE ANNUITY WITH 5, 10 OR 20 YEARS GUARANTEED. Under this option, we will make an annuity payment each month so long as the annuitant is alive. However, if, when the annuitant dies, we have made annuity payments for less than the selected guaranteed period, we will then continue to make annuity payments for the rest of the guaranteed period to the beneficiary. If the beneficiary does not want to receive annuity payments, he or she can ask us for a single lump sum. Due to underwriting or Internal Revenue Code considerations, there may be limitations on the payments or duration of the guarantee period under Option 2.

OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make annuity payments each month so long as the annuitant and a second person are both alive. When either of these people dies, we will continue to make annuity payments, so long as the survivor continues to live. The amount of the annuity payments we will make to the survivor can be equal to 100%, 66 2/3% or 50% of the amount that we would have paid if both were alive. If both Annuitants die after the first payment and before the second payment, then we will make only one payment. Due to underwriting, administrative or Internal Revenue Code considerations, there may be limitations on payments to the survivor under Option 3 and/or the duration of the guarantee period under Option 2.

We may require proof of age or sex of an annuitant before making any annuity payments under the contract that are measured by the annuitant's life. If the age or sex of the annuitant has been misstated, the amount payable will be the amount that the account value would have provided at the correct age or sex. Once annuity payments have begun, any underpayments will be made up in one sum with the next annuity payment. Any overpayments will be deducted from future annuity payments until the total is repaid.

Where required by state law, the annuitant's sex will not be taken into consideration. If you were issued a contract before state law mandated unisex annuity rates (if applicable in your state) and that contract had annuity rates that took the annuitant's sex into account, the annuity rates we use for that contract will not be less than the guaranteed rates in the contract when it was issued.

You may not commute any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving annuitant. Upon the death of the last surviving annuitant, the beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining guaranteed payments. For variable annuity options, the calculation of the commuted value will be done using the assumed investment return applicable to the Contract (See "Variable Annuity Payments"). For fixed annuity options, the calculation of the commuted value will be done using the then current annuity option rates.

In addition to the annuity options described above, we may offer an additional payment option that would allow your beneficiary to take distribution of the contract value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from IRAs. (See "Federal Income Tax Status.") We intend to make this payment option available to both tax qualified and non-tax qualified contracts.

In the event that you purchased the contract as the beneficiary of a deceased person's IRA, you must take distribution of the contract value in accordance with the minimum required distribution rules set forth in applicable tax law. (See "Federal Income Tax Status.") You may choose any death benefit available under the contract, but certain other contract provisions and programs will not be available. Upon your death, the death benefit would be required to be distributed to your beneficiary at least as rapidly as under the method of distribution in effect at the time of your death.

VARIABLE ANNUITY PAYMENTS

The Adjusted Contract Value (the account value, less any applicable premium taxes, account fee, and any prorated rider charge) is determined at the annuity date. The first variable annuity payment will be based upon the Adjusted Contract Value, the annuity option elected, the annuitant's age and sex, and the appropriate variable annuity option table. In some states, the payment does not vary based on the sex of the annuitant. If, as of the annuity calculation date, the then current variable annuity option rates applicable to this class of contracts provide a first annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made.

The dollar amount of variable annuity payments after the first payment is determined as follows:

.. The dollar amount of the first variable annuity payment is divided by the value of an annuity unit for each applicable investment portfolio as of the annuity date. This establishes the number of annuity units for each payment. The number of annuity units for each applicable investment portfolio remains fixed during the annuity period, provided that transfers among the subaccounts will be made by converting the number of annuity units being transferred to the number of annuity units of the subaccount to which the transfer is made, and the number of annuity units will be adjusted for transfers to a fixed annuity option. Please see "Transfers During the Income Phase" for details.

.. The fixed number of annuity units per payment in each investment portfolio is multiplied by the annuity unit value for that investment portfolio for the last Valuation Period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment for each applicable investment portfolio, less any account fee. The account fee will be deducted pro rata out of each annuity payment.

.. The total dollar amount of each variable annuity payment is the sum of all investment portfolio variable annuity payments.

ANNUITY UNIT. The initial annuity unit value for each investment portfolio of the Separate Account was set by us. The subsequent annuity unit value for each investment portfolio is determined by multiplying the annuity unit value for the immediately preceding business day by the net investment factor (see the Statement of Additional Information for a definition) for the investment portfolio for the current business day and multiplying the result by a factor for each day since the last business day which represents the daily equivalent of the AIR.

FIXED ANNUITY PAYMENTS

The Adjusted Contract Value (defined above under "Variable Annuity Payments") on the day immediately preceding the annuity date will be used to determine a fixed annuity payment. The annuity payment will be based upon the annuity option elected and the appropriate annuity option table. In some states, the payment does not vary based on the sex of the annuitant. If, as of the annuity calculation date, the then current annuity option rates applicable to this class of contracts provide an annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made. You may not make a transfer from the fixed annuity option to the variable annuity option.

3.  PURCHASE

PURCHASE PAYMENTS

A PURCHASE PAYMENT is the money you give us to invest in the contract. The maximum aggregate purchase payments we accept is $1 million without our prior approval. You can make additional purchase payments of $500 or more during the accumulation phase. MetLife Investors reserves the right to reject any purchase payment (except in New Jersey).

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")

If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your contract. We will not accept purchase payments made with cash, money orders, or travelers checks.

ALLOCATION OF PURCHASE PAYMENTS

If you make additional purchase payments, we will allocate them in the same way as your first purchase payment unless you tell us otherwise. There is a $500 minimum allocation requirement for the fixed account and for each investment portfolio.

If you make additional purchase payments, we will credit these amounts to your contract within one business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern Time.

ACCUMULATION UNITS

The value of the variable annuity portion of your contract will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of the value of your contract, we use a unit of measure we call an ACCUMULATION UNIT. (An accumulation unit works like a share of a mutual fund.) During the income phase of the contract we call the unit an ANNUITY UNIT.

Every business day we determine the value of an accumulation unit for each of the investment portfolios by multiplying the accumulation unit value for the immediately preceding business day by a factor for the current business day. The factor is determined by:

1) dividing the net asset value of an investment portfolio at the end of the current business day, plus any dividend or capital gains per share declared on behalf of the investment portfolio as of that day, by the net asset value of an investment portfolio for the previous business day, and

2) multiplying it by one minus the daily amount of the insurance charges and any charges for each day since the last business day for taxes.

The value of an accumulation unit may go up or down from day to day.

When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to an investment portfolio by the value of the accumulation unit for that investment portfolio.

We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each day (generally 4:00 P.M. Eastern
Time) and then credit your contract.

EXAMPLE:

  On Monday we receive an additional purchase payment of $5,000 from you before 4:00 P.M. Eastern Time. You have told us you want this to go to the Lord Abbett Bond Debenture Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Lord Abbett Bond Debenture Portfolio is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Lord Abbett Bond Debenture Portfolio.

ACCOUNT VALUE

Account Value is equal to the sum of your interests in the investment portfolios and the fixed account. Your interest in each investment portfolio is determined by multiplying the number of accumulation units for that portfolio by the value of the accumulation unit.

4.  INVESTMENT OPTIONS

The contract offers the INVESTMENT PORTFOLIOS which are listed below for allocation of purchase payments and transfers. CERTAIN PORTFOLIOS LISTED BELOW MAY NOT BE AVAILABLE WITH YOUR CONTRACT. APPENDIX B - PART 2 CONTAINS A LIST OF THE PORTFOLIOS AVAILABLE WITH YOUR CONTRACT. Currently, you can only invest in 15 investment portfolios at any one time. Additional investment portfolios may be available in the future.

YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING OR WRITING TO US AT: METLIFE INVESTORS INSURANCE COMPANY, ANNUITY SERVICE OFFICE, P.O. BOX 10366, DES MOINES, IOWA, 50306-0366, (800) 343-8496. YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE SECURITIES & EXCHANGE COMMISSION WEBSITE AT HTTP://WWW.SEC.GOV. APPENDIX B CONTAINS A SUMMARY OF THE NAMES OF THE INVESTMENT ADVISERS AND SUBADVISERS OF THE INVESTMENT PORTFOLIOS AND THEIR INVESTMENT OBJECTIVES AND STRATEGIES.

The investment objectives and policies of certain of the investment portfolios are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisers.

An investment portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings
(IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. An investment portfolio may not experience similar performance as its assets grow.

Shares of the investment portfolios may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with MetLife Investors. Certain investment portfolios may also be sold directly to qualified plans. The investment portfolios believe that offering their shares in this manner will not be disadvantageous to you.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE INVESTMENT PORTFOLIOS. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of an investment portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the contracts and, in the Company's role as an intermediary, with respect to the investment portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from investment portfolio assets. Contract owners, through their indirect investment in the investment portfolios, bear the costs of these advisory fees (see the investment portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the investment portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of an investment portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the contracts.

We and/or certain of our affiliated insurance companies have joint ownership interests in affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the investment portfolios. We will benefit accordingly from assets allocated to the investment portfolios to the extent they result in profits to the adviser. (See "Fee Tables and Examples - Investment Portfolios Expenses" for information on the management fees paid by the investment portfolios and the Statement of Additional Information for the investment portfolios for information on the management fees paid by the adviser to the subadvisers.)

Certain investment portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An investment portfolio's 12b-1 Plan, if any, is described in more detail in the investment portfolio's prospectus. (See "Fee Tables and Examples - Investment Portfolios Expenses" and "Other Information" - "Distributor") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an investment portfolio's 12b-1 Plan decrease the investment portfolio's investment return.

We select the investment portfolios offered through this contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the investment portfolio's adviser or subadviser is one of our affiliates or whether the investment portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to investment portfolios advised by our affiliates than those that are not, we may be more inclined to offer investment portfolios advised by our affiliates in the variable insurance products we issue. We review the investment portfolios periodically and may remove an investment portfolio or limit its availability to new purchase payments and/or transfers of account value if we determine that the investment portfolio no longer meets one or more of the selection criteria, and/or if the investment portfolio/Eligible Fund has not attracted significant allocations from contract owners. In some cases, we have included investment portfolios based on recommendations made by selling firms. These selling firms may receive payments from the investment portfolios they recommend and may benefit accordingly from the allocation of contract value to such investment portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR INVESTMENT PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE INVESTMENT PORTFOLIOS YOU HAVE CHOSEN.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is a mutual fund with multiple portfolios. Invesco Advisers, Inc. is the investment adviser to each portfolio. The following Series I portfolio is available under the contract:

 Invesco V.I. International Growth Fund

FIDELITY(R) VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)

Fidelity Variable Insurance Products is a mutual fund with multiple portfolios. Fidelity Management & Research Company is the investment manager. The following Initial Class portfolios are available under the contract:

 Equity-Income Portfolio
 Growth Opportunities Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 1)

Franklin Templeton Variable Insurance Products Trust consists of multiple portfolios. Templeton Investment Counsel, LLC is the investment adviser for the following Class 1 portfolio available under the contract:

 Templeton Foreign Securities Fund

MET INVESTORS SERIES TRUST (CLASS A (OR CLASS B AS NOTED))

Met Investors Series Trust is a mutual fund with multiple portfolios. MetLife Advisers, LLC, an affiliate of MetLife Investors, is the investment adviser to Met Investors Series Trust. MetLife Advisers, LLC has engaged subadvisers to provide investment advice for the individual investment portfolios. The following Class A (or Class B as noted) portfolios are available under the contract:

 Clarion Global Real Estate Portfolio
 Lazard Mid Cap Portfolio

 Legg Mason ClearBridge Aggressive Growth Portfolio
 Lord Abbett Bond Debenture Portfolio
 Lord Abbett Mid Cap Value Portfolio
 Met/Templeton Growth Portfolio
 MFS(R) Emerging Markets Equity Portfolio
 MFS(R) Research International Portfolio
 Morgan Stanley Mid Cap Growth Portfolio


 PIMCO Total Return Portfolio
 Pioneer Fund Portfolio
 T. Rowe Price Large Cap Value Portfolio
 Van Kampen Comstock Portfolio (Class B)


METROPOLITAN SERIES FUND (CLASS A (OR CLASS B AS NOTED))

Metropolitan Series Fund is a mutual fund with multiple portfolios. MetLife Advisers, LLC is the investment adviser to the portfolios. MetLife Advisers, LLC has engaged subadvisers to provide investment advice for the individual investment portfolios. The following Class A (or Class B as noted) portfolios are available under the contract:

 Baillie Gifford International Stock Portfolio

 BlackRock Bond Income Portfolio (Class A and Class B)
 BlackRock Money Market Portfolio
 Davis Venture Value Portfolio

 Jennison Growth Portfolio (Class A and Class B)

 MFS(R) Total Return Portfolio
 MFS(R) Value Portfolio (Class B)
 Oppenheimer Global Equity Portfolio (Class B)
 T. Rowe Price Large Cap Growth Portfolio
 T. Rowe Price Small Cap Growth Portfolio
 Western Asset Management Strategic Bond Opportunities Portfolio

PUTNAM VARIABLE TRUST (CLASS IB)

Putnam Variable Trust is a mutual fund with multiple portfolios. Putnam Investment Management, LLC is the investment adviser to each portfolio. The following Class IB portfolio is available under the contract:

 Putnam VT Equity Income Fund

TRANSFERS

You can transfer a portion of your account value among the fixed account and the investment portfolios.

MetLife Investors has reserved the right during the year to terminate or modify the transfer provisions described below, subject to applicable Federal and state laws and regulations. (See "Investment Options - Market Timing.")

TELEPHONE TRANSFERS. You and/or your registered representative on your behalf, can make transfers by telephone, Internet or other means acceptable to MetLife Investors. Telephone transfers will be automatically permitted unless you tell us otherwise. If you own the contract with a joint owner, unless MetLife Investors is instructed otherwise, MetLife Investors will accept instructions from either you or the other owner. MetLife Investors will use reasonable procedures to confirm that instructions given us by telephone are genuine. MetLife Investors may tape record telephone instructions. We will consider telephone and Internet transfer requests received after 4:00 P.M. Eastern Time to be received the following business day.

TRANSFERS DURING THE ACCUMULATION PHASE. You can make 12 transfers every year during the accumulation phase without charge. We measure a year from the anniversary of the day we issued your contract. You can make a transfer to or from the fixed account and to or from any investment portfolio. If you make more than 12 transfers in a year, there is a transfer fee deducted. The following apply to any transfer during the accumulation phase:

1. The minimum amount which you can transfer is $500 or your entire value in the investment portfolio or fixed account.

2. Your request for transfer must clearly state which investment portfolio(s) or the fixed account are involved in the transfer.

3. Your request for transfer must clearly state how much the transfer is for.

4. You cannot make any transfers within 7 calendar days of the annuity date.

TRANSFERS DURING THE INCOME PHASE. You can only make transfers between the investment portfolios once each year. We measure a year from the anniversary of the day we issued your contract. You cannot transfer from the fixed account to an investment portfolio, but you can transfer from one or more investment portfolios to the fixed account at any time.

MARKET TIMING

Frequent requests from Contract Owners to transfer account value may dilute the value of an investment portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the investment portfolio and the reflection of that change in the investment portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying investment portfolios and may disrupt portfolio management strategy, requiring an investment portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the investment portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment portfolios i.e., Invesco V.I. International Growth Fund, Templeton Foreign Securities Fund, Clarion Global Real Estate Portfolio, Lord Abbett Bond Debenture Portfolio, Met/Templeton Growth Portfolio, MFS(R) Emerging Markets Equity Portfolio, MFS(R) Research International Portfolio, Baillie Gifford International Stock Portfolio, Oppenheimer Global Equity Portfolio, T. Rowe Price Small Cap Growth Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio (the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time.


For example, we currently monitor transfer activity to determine if, for each category of international, small-cap and high-yield portfolios, in a 12-month period there were (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current account value; and (3) two or more "round-trips" involving any portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain criteria.

We do not believe that other investment portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those investment portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain investment portfolios, we rely on the underlying investment portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Contract Owners or other persons who have an interest in the Contracts, we require all future transfer requests to or from any Monitored Portfolios or other identified portfolios under that Contract to be submitted with an original signature.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those investment portfolios that we believe are susceptible to arbitrage trading, or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Contract Owners and other persons with interests in the Contracts. We do not accommodate market timing in any investment portfolios and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver or special arrangement.


The investment portfolios may have adopted their own policies and procedures with respect to market timing transactions in their respective shares and we reserve the right to enforce these policies and procedures. For example, investment portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the investment portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the investment portfolios, we have entered into a written agreement, as required by SEC regulation, with each investment portfolio or its principal underwriter that obligates us to provide to the investment portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the investment portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the investment portfolio.

In addition, contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the investment portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the investment portfolios in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the investment portfolios (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the investment portfolios. If an investment portfolio believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the investment portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the investment portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single Contract Owner). You should read the investment portfolio prospectuses for more details.


DOLLAR COST AVERAGING PROGRAM

The Dollar Cost Averaging Program allows you to systematically transfer a set amount each month from the BlackRock Money Market Portfolio or the fixed account to any of the other investment portfolio(s) you select. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

The minimum amount which can be transferred each month is $500. You must have at least $6,000 in the BlackRock Money Market Portfolio or the fixed account, (or the amount required to complete your program, if less) in order to participate in the Dollar Cost Averaging Program. Currently, MetLife Investors does not charge for participating in the Dollar Cost Averaging Program. MetLife Investors will waive the minimum transfer amount and the minimum amount required to establish dollar cost averaging if you establish dollar cost averaging for 6 or 12 months at the time you bought the contract.


If you make an additional purchase payment while the Dollar Cost Averaging Program is in effect, we will not allocate the additional payment to the Program unless you tell us to do so. Instead, unless you previously provided different allocation instructions for future purchase payments or provide new allocation instructions with the payment, we will allocate the additional purchase payment directly to the same destination investment portfolios under the Dollar Cost Averaging Program. Any purchase payments received after the Program has ended will be allocated as described in "Purchase -- Allocation of Purchase Payments." MetLife Investors reserves the right to modify, terminate or suspend the Dollar Cost Averaging Program.


If you participate in the Dollar Cost Averaging Program, the transfers made under the program are not taken into account in determining any transfer fee. You may not participate in the Dollar Cost Averaging Program and Automatic Rebalancing Program at the same time. MetLife Investors may, from time to time, offer other dollar cost averaging programs which may have terms different from those described above.

AUTOMATIC REBALANCING PROGRAM

Once your money has been allocated to the investment portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Automatic Rebalancing Program. You can tell us whether to rebalance quarterly, semi-annually or annually. An automatic rebalancing program is intended to transfer contract value from those portfolios that have increased in value to those that have declined or not increased as much in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Automatic rebalancing does not guarantee profits nor does it assure that you will not have losses. We will measure these periods from the anniversary of the date we issued your contract. The transfer date will be the 1st business day after the end of the period you selected.

The Automatic Rebalancing Program is available only during the accumulation phase. Currently, MetLife Investors does not charge for participating in the Automatic Rebalancing Program. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

EXAMPLE:

  Assume that you want your initial purchase payment split between 2 investment portfolios. You want 40% to be in the Lord Abbett Bond Debenture Portfolio and 60% to be in the T. Rowe Price Large Cap Value Portfolio. Over the next
  2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Lord Abbett Bond Debenture Portfolio now represents 50% of your holdings because of its increase in value. If you have chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, MetLife Investors will sell some of your units in the Lord Abbett Bond Debenture Portfolio to bring its value back to 40% and use the money to buy more units in the T. Rowe Price Large Cap Value Portfolio to increase those holdings to 60%.

VOTING RIGHTS

MetLife Investors is the legal owner of the investment portfolio shares. However, MetLife Investors believes that when an investment portfolio solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other affected owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Should MetLife Investors determine that it is no longer required to comply with the above, it will vote the shares in its own right.

SUBSTITUTION

If investment in the investment portfolios or a particular investment portfolio is no longer possible, in our judgment becomes inappropriate for purposes of the contract or for any other reason in our sole discretion, we may substitute another investment portfolio or investment portfolios without your consent. The substituted investment portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of the future purchase payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may close investment portfolios to allocation of purchase payments or account value, or both, at any time in our sole discretion.

5.  EXPENSES

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

INSURANCE CHARGES

Each day, MetLife Investors makes a deduction for its insurance charges. MetLife Investors does this as part of its calculation of the value of the accumulation units and the annuity units (i.e., during the accumulation phase and the income phase). The insurance charge has two parts:

..  the mortality and expense risk premium, and

..  the administrative expense charge.

MORTALITY AND EXPENSE RISK PREMIUM. This charge is equivalent, on an annual basis, to 1.25% of the average daily net asset value of each investment portfolio. This charge is for the insurance benefits, e.g., guarantee of annuity rates, the death benefits, for certain expenses of the contract, and for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the contract. If the charges under the contract are not sufficient, then MetLife Investors will bear the loss. MetLife Investors does, however, expect to profit from this charge. The mortality and expense risk premium cannot be increased. MetLife Investors may use any profits it makes from this charge to pay for the costs of distributing the contract.

ADMINISTRATIVE EXPENSE CHARGE. This charge is equal, on an annual basis, to 0.15% of the average daily net asset value of the each investment portfolio. This charge, together with the contract maintenance charge (see below), is for the expenses associated with the administration of the contract. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. Because this charge is taken out of every unit value, you may pay more in administrative costs than those that are associated solely with your contract. MetLife Investors does not intend to profit from this charge. However, if this charge and the contract maintenance charge are not enough to cover the costs of the contracts in the future, MetLife Investors will bear the loss.

CONTRACT MAINTENANCE CHARGE

During the accumulation phase, every year on the anniversary of the date when your contract was issued, MetLife Investors deducts $30 from your contract as a contract maintenance charge. (In South Carolina, the charge is the lesser of $30 or 2% of the value of the contract.) This charge is for administrative expenses (see above). This charge cannot be increased.

MetLife Investors will not deduct this charge during the accumulation phase if when the deduction is to be made, the value of your contract is $50,000 or more. MetLife Investors may some time in the future discontinue this practice and deduct the charge.

If you make a complete withdrawal from your contract, the contract maintenance charge will also be deducted.

A pro rata portion of the charge will be deducted if the annuity date is other than an anniversary. After the annuity date, the charge will be collected monthly out of the annuity payment.

WITHDRAWAL CHARGE

During the accumulation phase, you can make withdrawals from your contract. MetLife Investors keeps track of each purchase payment. Once a year after the first year (and once a year during the first year for purposes of payment of charitable remainder trust administration fees), you can withdraw up to 10% of your total purchase payments and no withdrawal charge will be assessed on the 10%, if on the day you make your withdrawal (in New Jersey, on the day MetLife Investors processes the withdrawal) the value of your contract is $5,000 or more. Withdrawals for purposes of payment of charitable remainder trust administration fees are included in the 10% free withdrawal amount. Otherwise, the charge is 5% of each purchase payment you take out unless the purchase payment was made more than 5 years ago. After MetLife Investors has had a purchase payment for 5 years, there is no charge when you withdraw that purchase payment. MetLife Investors does not assess a withdrawal charge on earnings withdrawn from the contract. Earnings are defined as the value in your contract minus the remaining purchase payments in your contract. The withdrawal order for calculating the withdrawal charge is shown below.

..  10% of purchase payments free.

.. Remaining purchase payments that are over 5 years old and not subject to a withdrawal charge.

..  Earnings in the contract free.

.. Remaining purchase payments that are less than 5 years old and are subject to a withdrawal charge.

For purposes of calculating the withdrawal charge, slightly different rules may apply to Section 1035 exchanges.

When the withdrawal is for only part of the value of your contract, the withdrawal charge is deducted from the remaining value in your contract.

The withdrawal charge may be assessed if prior purchase payments are withdrawn pursuant to a divorce or separation instrument, if permissible under tax law.

MetLife Investors does not assess the withdrawal charge on any payments paid out as annuity payments or as death benefits. In addition, we do not assess the withdrawal charge on withdrawals of required minimum distributions or excess contributions from Qualified Contracts. This exception only applies to amounts required to be distributed from the contract.


For participants of 403(b) arrangements, 401(a), 401(k) and 457 plans, if you make a transfer to another funding vehicle or annuity contract issued by us or by one of our affiliates, we may waive the withdrawal charge if it is permitted in your state.


NOTE: For tax purposes, earnings are considered to come out first.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE

GENERAL. MetLife Investors may reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce its sales expense. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with MetLife Investors. MetLife Investors may not deduct a withdrawal charge under a contract issued to an officer, director or employee of MetLife Investors or any of its affiliates and we may not deduct a withdrawal charge under a contract issued to an officer, director or employee or family member of an officer, director or employee of a broker-dealer which is participating in the offering of the contract.

NURSING HOME WAIVER. After you have owned the contract for one year, if you, or your joint owner, becomes confined to a nursing home or hospital for at least 90 consecutive days under a doctor's care and you need part or all of the money from your contract, MetLife Investors will not impose a withdrawal charge. You or your joint owner cannot have been so confined when you purchased your contract (confinement must begin after the first contract anniversary) if you want to take advantage of this provision. This is called the Nursing Home Waiver. This provision is not available in all states.

PREMIUM TAXES AND OTHER TAXES

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. MetLife Investors is responsible for the payment of these taxes and will make a deduction from the value of the contract for them. Some of these taxes are due when the contract is issued, others are due when annuity payments begin. It is MetLife Investors' current practice to not charge anyone for these taxes until annuity payments begin. MetLife Investors may, some time in the future, discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

We also reserve the right to deduct from purchase payments, contract values, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the contract value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

TRANSFER FEE

You can make 12 free transfers every year. We measure a year from the day we issue your contract. If you make more than 12 transfers a year, we will deduct a transfer fee of $25 or 2% of the amount that is transferred, whichever is less.

If the transfer is part of the Dollar Cost Averaging Program or the Automatic Rebalancing Program, it will not count in determining the transfer fee.

INVESTMENT PORTFOLIO EXPENSES

There are deductions from and expenses paid out of the assets of the various investment portfolios, which are described in the fee table in this prospectus and in the investment portfolio prospectuses. These deductions and expenses are not charges under the terms of the contract but are represented in the share values of the investment options.

An investment portfolio may assess a redemption fee up to 2% on assets that are redeemed out of an investment portfolio in connection with a withdrawal or transfer. Each investment portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the investment portfolio and is not retained by us. The redemption fee will be deducted from your account value. For more information, see the investment portfolio prospectus.

6.  ACCESS TO YOUR MONEY

You (or in the case of (3) below, your beneficiary) can have access to the money in your contract:

(1)by making a withdrawal (either a partial or a complete withdrawal);

(2)by electing to receive annuity payments; or

(3)when a death benefit is paid to your beneficiary.

Under most circumstances, withdrawals can only be made during the accumulation phase.

When you make a complete withdrawal you will receive the withdrawal value of the contract. The withdrawal value of the contract is the value of the contract at the end of the business day when MetLife Investors receives a written request for a withdrawal prior to the close of trading on the New York Stock Exchange (currently 4:00 P.M. Eastern
Time):

..  less any applicable withdrawal charge,

..  less any premium tax, and

..  less any contract maintenance charge.

Unless you instruct MetLife Investors otherwise, any partial withdrawal will be made pro-rata from all the investment portfolios and the fixed account. Under most circumstances, the amount of any partial withdrawal must be for at least $500. MetLife Investors requires that after a withdrawal is made you keep at least $500 in any selected investment portfolio. If the remaining withdrawal value would be less than $500 ($1,000 in New Jersey) after you make a partial withdrawal, the partial withdrawal amount will be the remaining withdrawal value.

We may withhold payment of surrender or withdrawal proceeds if any portion of those proceeds would be derived from a contract owner's check that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the contract owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

When you make a withdrawal, the amount of the death benefit may be reduced. See "Death Benefits."

There are limits to the amount you can withdraw from qualified plans, including 403(b) plans. For a more complete explanation see "Federal Income Tax Status" and the discussion in the Statement of Additional Information.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

SYSTEMATIC WITHDRAWAL PROGRAM

You may use the Systematic Withdrawal Program. This program provides an automatic monthly payment to you of up to 10% of your total purchase payments each year. No withdrawal charge will be made for these payments. MetLife Investors does not have any charge for this program, but reserves the right to charge in the future. While the Systematic Withdrawal Program is in effect, you can make additional withdrawals. However, such withdrawals plus the systematic withdrawals will be considered when determining the applicability of any withdrawal charge. For a discussion of the withdrawal charge and the 10% free withdrawal, see "Expenses."

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS. (SEE "FEDERAL INCOME TAX STATUS.")

SUSPENSION OF PAYMENTS OR TRANSFERS

MetLife Investors may be required to suspend or postpone payments for withdrawals or transfers for any period when:

.. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

..  trading on the New York Stock Exchange is restricted;

..  an emergency exists, as determined by the Securities and Exchange
   Commission, as a result of which disposal of shares of the investment portfolios is not reasonably practicable or MetLife Investors cannot reasonably value the shares of the investment portfolios; or

.. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

MetLife Investors has reserved the right to defer payment for a withdrawal or transfer from the fixed account for the period permitted by law but not for more than six months.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions and thereby refuse to accept any requests for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

7.  PERFORMANCE

MetLife Investors periodically advertises performance of the various investment portfolios. MetLife Investors will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the insurance charges. It does not reflect the deduction of any applicable contract maintenance charge and withdrawal charge. The deduction of any applicable contract maintenance charge and withdrawal charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the insurance charges, contract maintenance charge, withdrawal charges and investment portfolio expenses.

For periods starting prior to the date the contracts were first offered, the performance will be based on the historical performance of the corresponding investment portfolios for the periods commencing from the date on which the particular investment portfolio was made available through the Separate Account.

In addition, for certain investment portfolios performance may be shown for the period commencing from the inception date of the investment portfolio. These figures should not be interpreted to reflect actual historical performance of the Separate Account.

We may, from time to time, include in our advertising and sales materials performance information for funds or investment accounts related to the investment portfolios and/or their investment advisers or subadvisers. Such related performance information also may reflect the deduction of certain contract charges. We may also include in our advertising and sales materials tax deferred compounding charts and other hypothetical illustration, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

You should know that for any performance we illustrate, future performance will vary and results shown are not necessarily representative of future results.

8.  DEATH BENEFIT

UPON YOUR DEATH

If you die before annuity payments begin, MetLife Investors will pay a death benefit to your beneficiary (see below). The death benefit will be determined when MetLife Investors receives both due proof of death and an election for the payment method. If you have a joint owner, the death benefit will be paid when the first of you dies. Joint owners must be spouses. The surviving joint owner will be treated as the beneficiary. Note that if MetLife Investors is presented in good order with notification of your death before any requested transaction is completed (including transactions under a dollar cost averaging, portfolio rebalancing or systematic withdrawal program), we will cancel the request.

For contracts issued on or after May 1, 1999, you can select Death Benefit Option B or E. If you do not choose an option on the forms provided by MetLife Investors, Option E will be your death benefit. If, at the time you buy the contract, the endorsement for Death Benefit Option E is not approved in your state, you can select Death Benefit Option A or B. If you do not choose an option on the forms provided by MetLife Investors, Option A will be your death benefit.

If your contract was issued before May 1, 1998, you were given the opportunity to choose Death Benefit Option B or C on your next contract anniversary after May 1, 1998 (or during a 60 day period after both options were approved in your state). If you did not make an election during such time period, your death benefit was automatically enhanced to Death Benefit Option B. If on May 1, 1998, you or your joint owner were 80 or older, you were unaffected by the changes in the death benefits and Option D continues to be your death benefit.

From May 1, 1998, to April 30, 1999, at the time you bought the contract, you were given the opportunity to select Death Benefit Option A or B. If you did not choose an option on the forms provided by MetLife Investors, Option A is your death benefit.

The death benefits are described below. If you have a joint owner, the death benefit is determined based on the age of the oldest joint owner and the death benefit is payable on the death of the first joint owner.

DEATH BENEFIT OPTION A:

Prior to you, or your joint owner, reaching age 80, the death benefit will be the greatest of:

1. Total purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals); or

2. The value of your contract at the time the death benefit is to be paid; or

3. The greatest adjusted contract value (GACV) (as explained below).

The GACV is evaluated at each contract anniversary prior to the date of your or your joint owner's death, and on each day a purchase payment or withdrawal is made. On the contract anniversary, if the current contract value is greater than the GACV, the GACV will be increased to the current value of your contract. If a purchase payment is made, the amount of the purchase payment will increase the GACV. If a withdrawal is made, the GACV will be reduced by the amount withdrawn (and any associated withdrawal charges) divided by the value of your contract immediately before the withdrawal multiplied by the GACV immediately prior to the withdrawal. The following example describes the effect of a withdrawal on the GACV:

Example: Assumed facts for example:

$10,000 current GACV
$8,000 contract value
$2,100 partial withdrawal ($ 2,000 withdrawal + $100 withdrawal charge)

New GACV = $10,000 - [($2,100/$8,000) X $10,000] which results in the current
GACV of $10,000 being reduced by $2,625

The new GACV is $7,375.

After you, or your joint owner, reaches age 80, the death benefit will be the greatest of:

1. Total purchase payments made, less any withdrawals (and any withdrawal charges paid on the withdrawals); or

2. The value of your contract at the time the death benefit is to be paid; or

3. The greatest adjusted contract value (GACV) (as explained below).

The GACV is evaluated at each contract anniversary on or before your, or your joint owner's, 80th birthday, and on each day a purchase payment or withdrawal is made. On the contract anniversary on or before your, or your joint owner's, 80th birthday, if the current contract value is greater than the GACV, the GACV will be increased to the current value of your contract. If a purchase payment is made, the amount of the purchase payment will increase the GACV. If a withdrawal is made, the example above explains the effect of a withdrawal on the GACV.

DEATH BENEFIT OPTION B:

Prior to you, or your joint owner, reaching age 80, the death benefit will be the greatest of:

1. Total purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals) accumulated at an annual rate of 4% until the date of death; or

2. The value of your contract at the time the death benefit is to be paid; or

3. The greatest of the values of your contract resulting from taking the contract value on any five (5) year contract anniversary prior to your, or your joint owner's death; plus any payments you made subsequent to that contract anniversary, less any withdrawals (and any withdrawal charges paid on the withdrawals) subsequent to that contract anniversary.

After you, or your joint owner, reaches age 80, the death benefit will be the greatest of:

1. Total purchase payments made on or before your, or your joint owner's, 80th birthday, less any withdrawals (and any withdrawal charges paid on the withdrawals) accumulated at an annual rate of 4% until you, or your joint owner, reach age 80, plus any subsequent purchase payments, less any subsequent withdrawals (and any withdrawal charges paid on the withdrawals); or

2. The value of your contract at the time the death benefit is to be paid; or

3. The greatest of the values of the contract resulting from taking the contract value on any prior five (5) year contract anniversary on or before your or your joint owner's 80th birthday, plus any purchase payments made after that contract anniversary, less any withdrawals (and any withdrawal charges paid on the withdrawals) made after that contract anniversary.

DEATH BENEFIT OPTION C:

Prior to you, or your joint owner, reaching age 80, the death benefit will be the greatest of:

1. Total purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals); or

2. The value of your contract at the time the death benefit is to be paid; or

3. The greatest adjusted contract value (GACV) as determined below.

The GACV is initially the death benefit determined as of the day MetLife Investors receives notice that you have elected this death benefit option. This figure is based on your existing death benefit as defined in your contract, Option D (not as defined in the endorsement for this option). The GACV is then evaluated at each subsequent contract anniversary prior to your or your joint owner's death and on each subsequent day a purchase payment or

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

withdrawal is made. On the contract anniversary, if the current contract value is greater than the GACV, the GACV will be increased to the current value of your contract. If a purchase payment is made, the amount of the purchase payment will increase the GACV. If a withdrawal is made, the GACV will be reduced by the amount withdrawn (and any associated withdrawal charges) divided by the value of your contract immediately before the withdrawal multiplied by the GACV immediately prior to the withdrawal. The example above under Death Benefit Option A explains the effect of a withdrawal on the GACV under this death benefit option.

After you, or your joint owner, reaches age 80, the death benefit will be the greatest of:

1. Total purchase payments made, less any withdrawals (and any withdrawal charges paid on the withdrawals); or

2. The value of your contract at the time the death benefit is to be paid; or

3. The GACV as determined below.

The GACV is initially the death benefit determined as of the day MetLife Investors receives notice that you have elected this death benefit option. This figure is based on your existing death benefit as defined in your contract, Option D (not as defined in the endorsement for this option). The GACV is then evaluated at each subsequent contract anniversary on or before your, or your joint owner's, 80th birthday, and on each subsequent day a purchase payment or withdrawal is made. On the contract anniversary on or before your, or your joint owner's, 80th birthday, if the current contract value is greater than the GACV, the GACV will be increased to the current value of your contract. If a purchase payment is made, the amount of the purchase payment will increase the GACV. If a withdrawal is made, the GACV will be reduced by the amount withdrawn (and any associated withdrawal charges) divided by the value of your contract immediately before the withdrawal, multiplied by the GACV immediately prior to the withdrawal. The example above under Death Benefit Option A explains the effect of a withdrawal on the GACV under this death benefit option.

DEATH BENEFIT OPTION D:

Prior to you, or your joint owner, reaching age 80, the death benefit will be the greater of:

1. Total purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals) accumulated at an annual rate of 4% from the date your contract was issued until the date of death; or

2. The value of your contract at the time the death benefit is to be paid; or

3. The value of your contract on the most recent five year anniversary before the date of death, plus any subsequent purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals).

After you, or your joint owner, reaches age 80, the death benefit will be the greater of:

1. Total purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals) accumulated at an annual rate of 4% from the date your contract was issued until you, or your joint owner, reaches age 80, plus any subsequent purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals); or

2. The value of your contract at the time the death benefit is to be paid; or

3. The value of your contract on the most recent five year anniversary on or before you or your joint owner reaches 80, plus any purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals).

DEATH BENEFIT OPTION E:

Prior to you, or your joint owner, reaching age 80, the death benefit will be the greatest of:

1. Total purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals);

2. The value of your contract at the time the death benefit is to be paid; or

3. The greatest contract value on any contract anniversary prior to your, or your joint owner's death; plus any purchase payments you made subsequent to that contract anniversary, less any withdrawals (and any withdrawal charges paid on the withdrawals) subsequent to that contract anniversary.

After you, or your joint owner, reaches age 80, the death benefit will be the greatest of:

1. Total purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals);

2. The value of your contract at the time the death benefit is to be paid; or

3. The greatest contract value on any prior contract anniversary on or before your, or your joint owner's 80th birthday; plus any purchase payments you made after that contract anniversary, less any withdrawals (and any withdrawal charges paid on the withdrawals) you made after that contract anniversary.

CHECK YOUR CONTRACT AND APPLICABLE ENDORSEMENT FOR YOUR DEATH BENEFIT.

The entire death benefit must be paid within 5 years of the date of death unless the beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. Payment must begin within one year of the date of death. We may also offer a payment option under which your beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Individual Retirement Accounts. If the beneficiary is the spouse of the owner, he/she can continue the contract in his/her own name at the then current value. If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days.
Spousal continuation will not satisfy minimum required distribution rules for tax qualified contracts other than IRAs.

There are comparable rules for distributions on the death of the annuitant under tax qualified plans. As noted, we may offer a payment option under which your beneficiary may receive payments over a period not extending beyond his or her life expectancy under a method of distribution similar to the distribution of required minimum distributions from individual accounts. For tax qualified plans, if this option is elected, we will issue a new contract to your beneficiary in order to facilitate the distribution of payments. Your beneficiary may be able to choose any available optional death benefit under the new contract, but certain other contract provisions and programs will not be available. Upon the death of your beneficiary, the death benefit would be required to be distributed to your beneficiary's beneficiary at least as rapidly as under the method of distribution in effect at the time of your beneficiary's death. Moreover, if the beneficiary under a tax qualified contract is the annuitant's spouse, the tax law also generally allows distributions to begin by the year in which the annuitant would have reached
70 1/2 (which may be more or less than five years after the annuitant's death). See "Federal Income Tax Status."

Under the Internal Revenue Code, spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable Federal law. All Contract provisions will be interpreted and administered in accordance with the requirements of the Internal Revenue Code. Therefore, under current Federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under Federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser.

DEATH OF ANNUITANT

If the annuitant, not an owner or joint owner, dies before annuity payments begin, you can name a new annuitant. If no annuitant is named within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person (for example, a corporation), then the death or change of annuitant will be treated as the death of the owner, and a new annuitant may not be named.

Upon the death of the annuitant after annuity payments begin, the death benefit, if any, will be as provided for in the annuity option selected.

CONTROLLED PAYOUT

You may elect to have the death benefit proceeds paid to your beneficiary in the form of annuity payments for life or over a period of time that does not exceed your beneficiary's life expectancy. This election must be in writing in a form acceptable to us. You may revoke the election only in writing and only in a form acceptable to us. Upon your death, the beneficiary cannot revoke or modify your election.

9.  FEDERAL INCOME TAX STATUS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in an annuity contract as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a "QUALIFIED CONTRACT." The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. You should note that for any Qualified Contract, the tax deferred accrual feature is provided by the tax qualified retirement plan, and as a result there should be reasons other than tax deferral for acquiring the contract within a qualified plan.

If your annuity is independent of any formal retirement or pension plan, it is termed a "NON-QUALIFIED CONTRACT."

Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

TAXATION OF NON-QUALIFIED CONTRACTS

NON-NATURAL PERSON. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

Naming a non-natural person as a designated beneficiary, such as a trust or estate, may eliminate the ability to stretch the payments over an individual's life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Internal Revenue Code.

The following discussion generally applies to Non-Qualified Contracts owned by natural persons.

WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the owner's investment in the contract (generally, the premiums or other consideration paid for the contract, reduced by any amount previously distributed from the contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the owner's investment in the contract.

It is conceivable that charges for certain benefits under a variable contract may be considered as deemed distributions subject to immediate taxation. Consult your tax adviser.

ADDITIONAL PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

..  made on or after the taxpayer reaches age 59 1/2;

..  made on or after the death of an owner;

..  attributable to the taxpayer's becoming disabled;

.. made as part of a series of substantially equal periodic payments (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary; or

.. under certain immediate income annuities providing for substantially equal payments made at least annually.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. In general, the amount of each payment under a variable annuity payment option that can be excluded from Federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated.

The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between the fixed account and variable investment portfolios, as well as transfers between investment portfolios after the annuity starting date. Consult your own tax adviser.

PARTIAL ANNUITIZATION. Starting in 2011, if your contract allows and you elect to apply less than the entire account value of your contract to a payout option provided under the contract ("partial annuitization"), an exclusion ratio will apply to the annuity payments you receive, provided the payout period is for 10 years or more, or for the life of one or more individuals. Your after-tax purchase payments in the contract will be allocated pro rata between the annuitized portion of the contract and the portion that remains deferred. Consult your own independent tax adviser before you partially annuitize your contract.

TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Non-Qualified Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

See the Statement of Additional Information and "Federal Income Tax Status" for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. Where otherwise permitted under the terms of the contract, a transfer or assignment of ownership of a Non-Qualified Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange or event should consult a tax adviser as to the tax consequences.

WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

OWNERSHIP OF THE INVESTMENTS. In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the contract does not give the contract owner investment control over Separate Account assets, we reserve the right to modify the contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the contract.

FURTHER INFORMATION. We believe that the contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

INDIVIDUAL RETIREMENT ACCOUNTS (IRA'S). IRA's, as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2012, $5,000 plus, for an owner age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The contract, together with the death benefit options and the IRA endorsement, has not been submitted to the Internal Revenue Service (IRS) for approval. To date the IRS has not addressed in a ruling of general applicability whether a death benefit provision such as the optional death benefit riders in the contract comports with IRA qualification requirements. The IRS could conceivably take the position that the offering of death benefits in excess of the greater of (a) account balance or (b) return of premium (adjusted for prior distributions) adversely affects the qualification of the contract as an IRA. Disqualification of the contract as an IRA could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. Consult a tax adviser before electing an optional death benefit rider with an IRA.

SIMPLE IRA. A SIMPLE IRA permits certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $11,500 for 2012 (as may be increased in future years for cost of living adjustments). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.


ROTH IRA. A Roth IRA, as described in Code section 408A, permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

PENSION PLANS. Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the contract. Subject to certain exceptions, premature distributions prior to age 59 1/2 may be subject to a 10% penalty tax. The contract includes optional death benefits that in some cases may exceed the greater of the premium payments of the account value.

TAX SHELTERED ANNUITIES. Tax Sheltered Annuities (TSA) that qualify under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

Income tax regulations issued in July 2007 require fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract (or section 403(b)(7) custodial account), (b) significant restrictions on the ability of participants to direct proceeds between 403(b) annuity contracts and(c) restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.

Recently enacted legislation allows (but does not require) 403(b) plans that offer designated Roth accounts to permit participants to roll their non-Roth account assets into a designated Roth account under the same plan, provided the non-Roth assets are distributable under the plan and otherwise eligible for rollover.

SECTION 457(B) PLANS. An eligible 457 plan, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, which must be a tax-exempt entity under section 501(c) of the Code, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental section 457(b) plan are taxable and are subject to federal income tax withholding as wages.

SEPARATE ACCOUNT CHARGES FOR DEATH BENEFITS. For contracts purchased under section 401(a) plans or 403(b) plans, certain death benefits could conceivably be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefits, in certain cases, may exceed this limitation employers using the contract in connection with such plans should consult their tax adviser. Additionally, it is conceivable that the explicit charges for, or the amount of the mortality and expense charges allocable to, such benefits may be considered taxable distributions.

OTHER TAX ISSUES. Qualified Contracts (including contracts under section 457(b) plans) have required minimum distribution ("RMD") rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution roles. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount that should have been, but was not, distributed.

Distributions from Qualified Contracts generally are subject to withholding for the owner's federal income tax liability. The withholding rate varies according to the type of distribution and the owner's tax status. The owner will be provided the opportunity to elect not to have tax withheld from distributions.

"Taxable eligible rollover distributions" from section 401(a), 403(a), 403(b), and governmental section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions.

Under IRS regulations adopted in 2007 affecting 403(b) plans and arrangements, employers must meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under 403(b). These regulations were generally effective January 1, 2009. Prior to the 2007 rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The 2007 regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed after September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made after September 24, 2007, to a contract that was funded by a 90-24 transfer on or before September 24, 2007, may subject the contract to this new employer requirement.

If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments.

For RMDs following the death of the Contract Owner or annuitant of a Qualified Contract, the five-year rule is applied without regard to calendar year 2009 due to the 2009 RMD Waiver. For instance, if a Contract Owner died in 2007, the five-year period ends in 2013 instead of 2012. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to contract owners since the Company is the owner of the assets from which the tax benefits are derived.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the contract, you should keep in mind that the value of a variable annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the variable annuity contract, the value of the variable annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a variable annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. Federal income tax consequences to variable annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from variable annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of the contract and do not intend the above discussion as tax advice.

10. OTHER INFORMATION

METLIFE INVESTORS

MetLife Investors Insurance Company (MetLife Investors or the Company) was incorporated on August 17, 1981, as Assurance Life Company, a Missouri corporation, and changed its name to Xerox Financial Services Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company (General American Life) purchased Xerox Financial Services Life Insurance Company, which on that date changed its name to Cova Financial Services Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company acquired GenAmerica Financial Corporation, the ultimate parent company of General American Life. Cova Financial Services Life Insurance Company changed its name to MetLife Investors Insurance Company on January 30, 2001. On December 31, 2002, MetLife Investors became an indirect subsidiary of MetLife, Inc. (MetLife), the holding company of Metropolitan Life Insurance Company and a listed company on the New York Stock Exchange. On October 1, 2004, MetLife Investors became a direct subsidiary of MetLife. MetLife, through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers.

For contracts issued on or before December 31, 2002, General American Life agreed to ensure that MetLife Investors will have sufficient funds to meet its obligations under the contracts. In the event an owner of such a contract presents a legitimate claim for payment, General American Life will pay such claim directly to the contract owner if MetLife Investors is unable to make such payment. This guarantee is enforceable by such contract owners against General American Life directly without any requirement that the contract owners first file a claim against MetLife Investors. The guarantee agreement is binding on General American Life, its successors or assignees, and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American Life's rating. With respect to the guarantee, General American Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.

We are licensed to do business in the District of Columbia and all states except New York.

THE SEPARATE ACCOUNT

MetLife Investors has established a separate account, MetLife Investors Variable Annuity Account One (Separate Account), to hold the assets that underlie the contracts. The Board of Directors of MetLife Investors adopted a resolution to establish the Separate Account under Missouri insurance law on February 24, 1987. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into subaccounts.

The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the contracts, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts we may issue.

We reserve the right to transfer assets of the Separate Account to another account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your account value.

Any amount of the death benefit that exceeds the account value is paid from our general account. Death benefit amounts paid from the general account are subject to the claims-paying ability of MetLife Investors and our long-term ability to make such payments. For other annuity contracts and life insurance policies that MetLife Investors issues, all amounts owed under the contracts and policies may be paid from the general account. MetLife Investors is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that MetLife Investors will be able to meet all claims-paying obligations. There are risks to purchasing any insurance product.

DISTRIBUTOR

We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), 5 Park Plaza, Suite 1900, Irvine, California 92614, for the distribution of the contracts. Distributor is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line. We and Distributor have entered into selling agreements with other broker-dealers ("selling firms") for the sale of the contracts. We pay compensation to Distributor for sales of the contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

SELLING FIRMS

We and Distributor have entered into selling agreements with selling firms for the sale of the contracts. All selling firms receive commissions, and they may receive some form of non-cash compensation. These commissions and other incentives or payments are not charged directly to contract owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contract or from our General Account. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

COMPENSATION PAID TO ALL SELLING FIRMS

We and Distributor pay compensation to all selling firms in the form of commissions and may provide certain types of non-cash compensation. The maximum commission payable for contract sales by selling firms is 5.75% of purchase payments. Some selling firms may elect to receive a lower commission when a purchase payment is made, along with annual trail commissions up to 1.00% of account value (less purchase payments received within the previous 12 months). We also pay commissions when a contract owner elects to begin receiving regular income payments (referred to as annuity payments). (See "Annuity Payments - The Income Phase.") Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts.

OWNERSHIP

OWNER. You, as the OWNER of the contract, have all the interest and rights under the contract. Prior to the annuity date, the owner is as designated at the time the contract is issued, unless changed. On and after the annuity date, the annuitant is the owner (this may be a taxable event). The beneficiary becomes the owner when a death benefit is payable. When this occurs, some ownership rights may be limited.

JOINT OWNER. The contract can be owned by JOINT OWNERS. Any joint owner must be the spouse of the other owner (except in Pennsylvania). Upon the death of either joint owner, the surviving spouse will be the designated beneficiary. Any other beneficiary designation at the time the contract was issued or as may have been later changed will be treated as a contingent beneficiary unless otherwise indicated.

BENEFICIARY

The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

ASSIGNMENT

You can assign the contract at any time during your lifetime. MetLife Investors will not be bound by the assignment until it receives the written notice of the assignment. MetLife Investors will not be liable for any payment or other action it takes in accordance with the contract before it receives notice of the assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

FINANCIAL STATEMENTS

The financial statements of MetLife Investors, the financial statements of the Separate Account, and the consolidated financial statements of General American Life have been included in the Statement of Additional Information.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

   Company
   Independent Registered Public Accounting Firm
   Custodian
   Distribution
   Calculation of Performance Information
   Annuity Provisions
   Tax Status of the Contracts
   Financial Statements

                                      .

If you would like the Statement of Additional Information dated April 30, 2012, for the annuity contract issued by MetLife Investors, at no charge, please print and fill in all information and mail to:


                  MetLife Investors Insurance Company
                  Attn: Variable Products
                  5 Park Plaza, Suite 1900
                  Irvine, CA 92614

________________________________________________________________________________
Name

________________________________________________________________________________
Address

________________________________________________________________________________
City                                         State              Zip Code


             Book-623 (4/12)                           SAI-COVA12

APPENDIX A
CONDENSED FINANCIAL INFORMATION

ACCUMULATION UNIT VALUE HISTORY

The following schedule includes accumulation unit values for the periods indicated. This data has been extracted from the Separate Account's Financial Statements. This information should be read in conjunction with the Separate Account's Financial Statements and related notes which are included in the Statement of Additional Information.

                                             AUV AT      AUV AT     ACCUM. UNITS
                                            BEGINNING      END         END OF
                                            OF PERIOD   OF PERIOD      PERIOD
      ----------------------------------------------------------------------------
      ALLIANCE BERNSTEIN VPS PREMIER GROWTH - CLASS A
         01/01/2003    to    12/31/2003        8.75       10.67      3,417,300
         01/01/2004    to    04/30/2004       10.67       10.56      3,293,839
      ----------------------------------------------------------------------------
      ALLIANCE BERNSTEIN VPS REAL ESTATE INVEST - CLASS A
         01/01/2003    to    12/31/2003       10.32       14.18        936,692
         01/01/2004    to    12/31/2004       14.18       18.96        762,560
         01/01/2005    to    04/29/2005       18.96       18.21        693,766
      ----------------------------------------------------------------------------
      DWS (FORMERLY SCUDDER SVS II) DREMAN SMALL CAP VALUE VIP - CLASS A
         01/01/2003    to    12/31/2003        9.25       12.95        407,422
         01/01/2004    to    12/31/2004       12.95       16.10        245,905
         01/01/2005    to    04/29/2005       16.10       15.12        225,068
      ----------------------------------------------------------------------------
      DWS (FORMERLY SCUDDER SVS II) GOVERNMENT & AGENCY SECURITIES VIP - CLASS A
         01/01/2002    to    12/31/2002       12.24       13.04        260,901
         01/01/2003    to    12/31/2003       13.04       13.15        190,394
         01/01/2004    to    12/31/2004       13.15       13.46        135,211
         01/01/2005    to    12/31/2005       13.46       13.61        104,232
         01/01/2006    to    12/31/2006       13.61       13.98         44,325
         01/01/2007    to    12/31/2007       13.98       14.61         38,012
         01/01/2008    to    12/31/2008       14.61       15.11         28,244
         01/01/2009    to    12/31/2009       15.11       16.11         26,761
         01/01/2010    to    12/31/2010       16.11       16.93         25,550
         01/01/2011    to    12/31/2011       16.93       17.95         24,804
      ----------------------------------------------------------------------------
      DWS (FORMERLY SCUDDER SVS II) SMALL CAP GROWTH VIP - CLASS A
         01/01/2006    to    12/31/2006        9.53        9.89        124,814
         01/01/2007    to    04/27/2007        9.89       10.59              0
      ----------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                           AUV AT    AUV AT   ACCUM. UNITS
                                          BEGINNING    END       END OF
                                          OF PERIOD OF PERIOD    PERIOD
      --------------------------------------------------------------------
      FIDELITY VIP EQUITY-INCOME - INITIAL CLASS
         01/01/2002    to    12/31/2002     11.16      9.14     182,656
         01/01/2003    to    12/31/2003      9.14     11.75     162,472
         01/01/2004    to    12/31/2004     11.75     12.92     135,230
         01/01/2005    to    12/31/2005     12.92     13.49     112,188
         01/01/2006    to    12/31/2006     13.49     15.99      73,969
         01/01/2007    to    12/31/2007     15.99     16.01      60,486
         01/01/2008    to    12/31/2008     16.01      9.05      52,152
         01/01/2009    to    12/31/2009      9.05     11.62      45,312
         01/01/2010    to    12/31/2010     11.62     13.20      35,173
         01/01/2011    to    12/31/2011     13.20     13.14      34,972
      --------------------------------------------------------------------
      FIDELITY VIP GROWTH - INITIAL CLASS
         01/01/2005    to    12/31/2005     11.63     12.13     132,056
         01/01/2006    to    04/30/2006     12.13     12.60     117,106
      --------------------------------------------------------------------
      FIDELITY VIP GROWTH OPPORTUNITIES - INITIAL CLASS
         01/01/2002    to    12/31/2002      8.33      6.42      74,740
         01/01/2003    to    12/31/2003      6.42      8.22      65,087
         01/01/2004    to    12/31/2004      8.22      8.69      52,541
         01/01/2005    to    12/31/2005      8.69      9.33      37,228
         01/01/2006    to    12/31/2006      9.33      9.71      23,148
         01/01/2007    to    12/31/2007      9.71     11.79      16,783
         01/01/2008    to    12/31/2008     11.79      5.23      20,661
         01/01/2009    to    12/31/2009      5.23      7.52      18,015
         01/01/2010    to    12/31/2010      7.52      9.18      11,282
         01/01/2011    to    12/31/2011      9.18      9.26       9,746
      --------------------------------------------------------------------
      FRANKLIN TEMPLETON DEVELOPING MARKETS SECURITIES - CLASS 1
         01/01/2003    to    12/31/2003      6.89     10.45     768,313
         01/01/2004    to    12/31/2004     10.45     12.86     663,058
         01/01/2005    to    12/31/2005     12.86     16.21     554,323
         01/01/2006    to    12/31/2006     16.21     20.53     395,792
         01/01/2007    to    12/31/2007     20.53     26.13     308,204
         01/01/2008    to    04/25/2008     26.13     23.81           0
      --------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                           AUV AT    AUV AT   ACCUM. UNITS
                                          BEGINNING    END       END OF
                                          OF PERIOD OF PERIOD    PERIOD
      --------------------------------------------------------------------
      FRANKLIN TEMPLETON FOREIGN SECURITIES - CLASS 1
         01/01/2002    to    12/31/2002      8.93      7.19    1,451,378
         01/01/2003    to    12/31/2003      7.19      9.39    1,450,366
         01/01/2004    to    12/31/2004      9.39     11.01    1,355,505
         01/01/2005    to    12/31/2005     11.01     12.00    1,211,193
         01/01/2006    to    12/31/2006     12.00     14.40      992,053
         01/01/2007    to    12/31/2007     14.40     16.44      816,174
         01/01/2008    to    12/31/2008     16.44      9.69      674,497
         01/01/2009    to    12/31/2009      9.69     13.12      595,609
         01/01/2010    to    12/31/2010     13.12     14.06      541,164
         01/01/2011    to    12/31/2011     14.06     12.41      471,929
      --------------------------------------------------------------------
      FRANKLIN TEMPLETON GLOBAL INCOME SECURITIES - CLASS 1
         01/01/2003    to    12/31/2003     12.17     14.73       85,639
         01/01/2004    to    04/30/2004     14.73     14.35       75,494
      --------------------------------------------------------------------
      FRANKLIN TEMPLETON LARGE CAP GROWTH - CLASS 1
         01/01/2003    to    12/31/2003     10.12     12.69      389,275
         01/01/2004    to    04/30/2004     12.69     12.73      356,284
      --------------------------------------------------------------------
      FRANKLIN TEMPLETON SMALL CAP - CLASS 1
         01/01/2003    to    12/31/2003      8.61     11.69      420,674
         01/01/2004    to    04/30/2004     11.69     11.92      403,327
      --------------------------------------------------------------------
      INVESCO V.I. - CAPITAL APPRECIATION FUND - SERIES I
         01/01/2004    to    12/31/2004     10.65     11.20    2,158,509
         01/01/2005    to    12/31/2005     11.20     12.02    1,652,443
         01/01/2006    to    12/31/2006     12.02     12.60      954,755
         01/01/2007    to    04/27/2007     12.60     13.45            0
      --------------------------------------------------------------------
      INVESCO V.I. - INTERNATIONAL GROWTH FUND - SERIES I
         01/01/2002    to    12/31/2002      9.55      7.94      568,165
         01/01/2003    to    12/31/2003      7.94     10.11      476,838
         01/01/2004    to    12/31/2004     10.11     12.36      396,902
         01/01/2005    to    12/31/2005     12.36     14.38      361,297
         01/01/2006    to    12/31/2006     14.38     18.18      272,122
         01/01/2007    to    12/31/2007     18.18     20.56      243,216
         01/01/2008    to    12/31/2008     20.56     12.09      177,979
         01/01/2009    to    12/31/2009     12.09     16.12      154,412
         01/01/2010    to    12/31/2010     16.12     17.94      128,380
         01/01/2011    to    12/31/2011     17.94     16.50      108,109
      --------------------------------------------------------------------
      MFS/VIT BOND SERIES - INITIAL CLASS
         01/01/2003    to    12/31/2003     12.63     13.62       74,664
         01/01/2004    to    04/30/2004     13.62     13.59       65,273
      --------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                               AUV AT    AUV AT   ACCUM. UNITS
                                              BEGINNING    END       END OF
                                              OF PERIOD OF PERIOD    PERIOD
 -----------------------------------------------------------------------------
 MFS/VIT EMERGING GROWTH SERIES - INITIAL CLASS
    01/01/2003    to    12/31/2003               7.83     10.06    1,168,700
    01/01/2004    to    04/30/2004              10.06     10.27    1,091,223
 -----------------------------------------------------------------------------
 MFS/VIT INVESTORS TRUST SERIES - INITIAL CLASS
    01/01/2004    to    12/31/2004               9.73     10.68    1,775,231
    01/01/2005    to    04/29/2005              10.68     10.22    1,656,416
 -----------------------------------------------------------------------------
 MFS/VIT RESEARCH SERIES - INITIAL CLASS
    01/01/2003    to    12/31/2003               8.07      9.93    1,049,818
    01/01/2004    to    04/30/2004               9.93     10.12    1,008,156
 -----------------------------------------------------------------------------
 MFS/VIT STRATEGIC INCOME SERIES - INITIAL CLASS
    01/01/2003    to    12/31/2003              11.72     12.75      136,455
    01/01/2004    to    04/30/2004              12.75     12.73      126,381
 -----------------------------------------------------------------------------
 MIST - CLARION GLOBAL REAL ESTATE - CLASS A
    05/01/2005    to    12/31/2005              18.16     20.89      577,966
    01/01/2006    to    12/31/2006              20.89     28.41      408,587
    01/01/2007    to    12/31/2007              28.41     23.87      273,519
    01/01/2008    to    12/31/2008              23.87     13.76      227,187
    01/01/2009    to    12/31/2009              13.76     18.33      202,708
    01/01/2010    to    12/31/2010              18.33     21.02      176,273
    01/01/2011    to    12/31/2011              21.02     19.63      149,726
 -----------------------------------------------------------------------------
 MIST - J.P. MORGAN INTERNATIONAL EQUITY - CLASS A
    01/01/2003    to    04/25/2003               8.69      8.33    4,859,536
 -----------------------------------------------------------------------------
 MIST - J.P. MORGAN QUALITY BOND - CLASS A
    01/01/2003    to    12/31/2003              14.41     14.78    5,085,444
    01/01/2004    to    11/19/2004              14.78     15.20    4,107,037
 -----------------------------------------------------------------------------
 MIST - LAZARD MID CAP PORTFOLIO - CLASS A
    04/30/2007    to    12/31/2007              17.00     15.12    1,481,882
    01/01/2008    to    12/31/2008              15.12      9.22    1,269,327
    01/01/2009    to    12/31/2009               9.22     12.47    1,087,725
    01/01/2010    to    12/31/2010              12.47     15.16      956,957
    01/01/2011    to    12/31/2011              15.16     14.18      857,948
 -----------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                                AUV AT         AUV AT       ACCUM. UNITS
                                               BEGINNING         END           END OF
                                               OF PERIOD      OF PERIOD        PERIOD
      ----------------------------------------------------------------------------------
      MIST - LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO - CLASS A
         05/01/2004    to    12/31/2004           9.08           9.89        3,095,338
         01/01/2005    to    12/31/2005           9.89          11.10        2,310,326
         01/01/2006    to    12/31/2006          11.10          10.77        1,691,832
         01/01/2007    to    12/31/2007          10.77          10.90        1,229,428
         01/01/2008    to    12/31/2008          10.90           6.56        1,036,196
         01/01/2009    to    12/31/2009           6.56           8.63          934,701
         01/01/2010    to    12/31/2010           8.63          10.56          819,924
         01/01/2011    to    12/31/2011          10.56          10.78          691,166
      ----------------------------------------------------------------------------------
      MIST - LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO - CLASS B
         05/02/2011    to    12/31/2011           7.10           6.43            1,806
      ----------------------------------------------------------------------------------
      MIST - LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO - CLASS B
      (FORMERLY MIST - LEGG MASON VALUE EQUITY PORTFOLIO - CLASS B)
         05/01/2006    to    12/31/2006          10.42          11.17            3,235
         01/01/2007    to    12/31/2007          11.17          10.36            6,018
         01/01/2008    to    12/31/2008          10.36           4.64            5,072
         01/01/2009    to    12/31/2009           4.64           6.31            9,821
         01/01/2010    to    12/31/2010           6.31           6.68            7,785
         01/01/2011    to    04/29/2011           6.68           7.10                0
      ----------------------------------------------------------------------------------
      MIST - LORD ABBETT BOND DEBENTURE - CLASS A
         01/01/2002    to    12/31/2002          14.00          13.76        9,082,056
         01/01/2003    to    12/31/2003          13.76          16.21        8,247,095
         01/01/2004    to    12/31/2004          16.21          17.33        6,997,284
         01/01/2005    to    12/31/2005          17.33          17.40        5,920,743
         01/01/2006    to    12/31/2006          17.40          18.77        4,549,243
         01/01/2007    to    12/31/2007          18.77          19.77        3,650,480
         01/01/2008    to    12/31/2008          19.77          15.91        2,930,362
         01/01/2009    to    12/31/2009          15.91          21.51        2,443,195
         01/01/2010    to    12/31/2010          21.51          24.01        2,165,186
         01/01/2011    to    12/31/2011          24.01          24.82        1,859,419
      ----------------------------------------------------------------------------------
      MIST - LORD ABBETT MID CAP VALUE - CLASS A
         01/01/2002    to    12/31/2002          17.48          15.63        4,352,632
         01/01/2003    to    12/31/2003          15.63          19.45        4,295,222
         01/01/2004    to    12/31/2004          19.45          23.94        4,370,738
         01/01/2005    to    12/31/2005          23.94          25.56        3,683,994
         01/01/2006    to    12/31/2006          25.56          28.35        2,673,192
         01/01/2007    to    12/31/2007          28.35          28.21        2,119,334
         01/01/2008    to    12/31/2008          28.21          17.06        1,636,076
         01/01/2009    to    12/31/2009          17.06          21.34        1,341,827
         01/01/2010    to    12/31/2010          21.34          26.49        1,219,157
         01/01/2011    to    12/31/2011          26.49          25.21        1,040,151
      ----------------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                                     AUV AT        AUV AT       ACCUM. UNITS
                                                    BEGINNING        END           END OF
                                                    OF PERIOD     OF PERIOD        PERIOD
------------------------------------------------------------------------------------------------
MIST - MET/AIM CAPITAL APPRECIATION - CLASS A
   04/30/2007    to    12/31/2007                      1.56          1.63        5,937,150
   01/01/2008    to    12/31/2008                      1.63          0.92        4,626,754
   01/01/2009    to    05/01/2009                      0.92          0.88                0
------------------------------------------------------------------------------------------------
MIST - MET/PUTNAM CAPITAL OPPORTUNITIES - CLASS A
   01/01/2003    to    12/31/2003                     11.12         14.12        3,095,716
   01/01/2004    to    12/31/2004                     14.12         16.50        2,474,085
   01/01/2005    to    12/31/2005                     16.50         17.91        1,914,223
   01/01/2006    to    12/31/2006                     17.91         20.29        1,464,477
   01/01/2007    to    04/27/2007                     20.29         22.09                0
------------------------------------------------------------------------------------------------
MIST - MET/TEMPLETON GROWTH - CLASS A
   05/02/2011    to    12/31/2011                     18.03         14.86           32,968
------------------------------------------------------------------------------------------------
MIST - MET/TEMPLETON GROWTH - CLASS A (FORMERLY FRANKLIN TEMPLETON GROWTH SECURITIES - CLASS 1)
   01/01/2002    to    12/31/2002                     12.99         10.46          224,785
   01/01/2003    to    12/31/2003                     10.46         13.68          200,039
   01/01/2004    to    12/31/2004                     13.68         15.68          191,081
   01/01/2005    to    12/31/2005                     15.68         16.86          139,670
   01/01/2006    to    12/31/2006                     16.86         20.32          103,941
   01/01/2007    to    12/31/2007                     20.32         20.55           84,549
   01/01/2008    to    12/31/2008                     20.55         11.73           60,844
   01/01/2009    to    12/31/2009                     11.73         15.19           49,668
   01/01/2010    to    12/31/2010                     15.19         16.13           40,629
   01/01/2011    to    04/29/2011                     16.13         18.01                0
------------------------------------------------------------------------------------------------
MIST - MFS(R) EMERGING MARKETS EQUITY - CLASS A
   04/28/2008    to    12/31/2008                     23.84         10.96          258,779
   01/01/2009    to    12/31/2009                     10.96         18.28          235,154
   01/01/2010    to    12/31/2010                     18.28         22.36          225,614
   01/01/2011    to    12/31/2011                     22.36         17.99          186,584
------------------------------------------------------------------------------------------------
MIST - MFS(R) RESEARCH INTERNATIONAL - CLASS A
   01/01/2003    to    12/31/2003                     10.00         13.28        3,703,698
   01/01/2004    to    12/31/2004                     13.28         15.69        3,605,317
   01/01/2005    to    12/31/2005                     15.69         18.07        3,955,480
   01/01/2006    to    12/31/2006                     18.07         22.62        3,042,974
   01/01/2007    to    12/31/2007                     22.62         25.35        2,410,788
   01/01/2008    to    12/31/2008                     25.35         14.44        2,005,101
   01/01/2009    to    12/31/2009                     14.44         18.80        1,702,107
   01/01/2010    to    12/31/2010                     18.80         20.70        1,495,382
   01/01/2011    to    12/31/2011                     20.70         18.29        1,311,937
------------------------------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                                    AUV AT    AUV AT   ACCUM. UNITS
                                                   BEGINNING    END       END OF
                                                   OF PERIOD OF PERIOD    PERIOD
-----------------------------------------------------------------------------------
MIST - MORGAN STANLEY MID CAP GROWTH PORTFOLIO - CLASS A
   01/01/2002    to    12/31/2002                     8.83      6.60      254,179
   01/01/2003    to    12/31/2003                     6.60      8.87    2,811,310
   01/01/2004    to    12/31/2004                     8.87      9.87    2,401,597
   01/01/2005    to    12/31/2005                     9.87     10.19    1,863,080
   01/01/2006    to    12/31/2006                    10.19     10.92    1,465,142
   01/01/2007    to    12/31/2007                    10.92     13.33    1,149,432
   01/01/2008    to    12/31/2008                    13.33      7.01      929,875
   01/01/2009    to    12/31/2009                     7.01     10.91      796,819
   01/01/2010    to    12/31/2010                    10.91     14.24      726,776
   01/01/2011    to    12/31/2011                    14.24     13.11      595,555
-----------------------------------------------------------------------------------
MIST - OPPENHEIMER CAPITAL APPRECIATION - CLASS A
   05/01/2004    to    12/31/2004                     9.63     10.24    1,419,760
   01/01/2005    to    12/31/2005                    10.24     10.60    3,198,574
   01/01/2006    to    12/31/2006                    10.60     11.27    2,299,212
   01/01/2007    to    12/31/2007                    11.27     12.72    1,664,715
   01/01/2008    to    12/31/2008                    12.72      6.80    1,409,365
   01/01/2009    to    12/31/2009                     6.80      9.65    1,241,343
   01/01/2010    to    12/31/2010                     9.65     10.44    1,102,108
   01/01/2011    to    12/31/2011                    10.44     10.19      979,162
-----------------------------------------------------------------------------------
MIST - OPPENHEIMER CAPITAL APPRECIATION - CLASS B
   05/01/2005    to    12/31/2005                     7.95      8.63    1,490,314
   01/01/2006    to    12/31/2006                     8.63      9.16       25,588
   01/01/2007    to    12/31/2007                     9.16     10.32       70,781
   01/01/2008    to    12/31/2008                    10.32      5.50       90,842
   01/01/2009    to    12/31/2009                     5.50      7.80      115,318
   01/01/2010    to    12/31/2010                     7.80      8.41      105,165
   01/01/2011    to    12/31/2011                     8.41      8.18      103,532
-----------------------------------------------------------------------------------
MIST - PIMCO TOTAL RETURN - CLASS A
   05/01/2004    to    12/31/2004                    11.76     12.21    5,497,879
   01/01/2005    to    12/31/2005                    12.21     12.34    4,580,153
   01/01/2006    to    12/31/2006                    12.34     12.75    3,735,873
   01/01/2007    to    12/31/2007                    12.75     13.56    3,119,436
   01/01/2008    to    12/31/2008                    13.56     13.46    2,744,292
   01/01/2009    to    12/31/2009                    13.46     15.71    2,674,918
   01/01/2010    to    12/31/2010                    15.71     16.80    2,411,982
   01/01/2011    to    12/31/2011                    16.80     17.13    2,169,238
-----------------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                                AUV AT    AUV AT   ACCUM. UNITS
                                               BEGINNING    END       END OF
                                               OF PERIOD OF PERIOD    PERIOD
-------------------------------------------------------------------------------
MIST - PIONEER FUND - CLASS A
   05/04/2009    to    12/31/2009                 7.65      9.40     3,133,665
   01/01/2010    to    12/31/2010                 9.40     10.77     2,715,615
   01/01/2011    to    12/31/2011                10.77     10.14     2,372,316
-------------------------------------------------------------------------------
MIST - PIONEER FUND - CLASS A
   05/01/2003    to    12/31/2003                 8.45     10.63       227,428
   01/01/2004    to    12/31/2004                10.63     11.45     8,961,130
   01/01/2005    to    12/31/2005                11.45     11.95     7,043,342
   01/01/2006    to    12/31/2006                11.95     12.97     5,461,828
   01/01/2007    to    12/31/2007                12.97     12.78     4,344,903
   01/01/2008    to    12/31/2008                12.78      7.53     3,620,341
   01/01/2009    to    05/01/2009                 7.53      7.45             0
-------------------------------------------------------------------------------
MIST - THIRD AVENUE SMALL CAP VALUE - CLASS A
   05/01/2005    to    12/31/2005                15.24     18.08       168,089
   01/01/2006    to    12/31/2006                18.08     20.21       129,336
   01/01/2007    to    12/31/2007                20.21     19.37       113,978
   01/01/2008    to    12/31/2008                19.37     13.43        99,814
   01/01/2009    to    12/31/2009                13.43     16.80        76,988
   01/01/2010    to    12/31/2010                16.80     19.90        69,215
   01/01/2011    to    12/31/2011                19.90     17.92        64,567
-------------------------------------------------------------------------------
MIST - T. ROWE PRICE LARGE CAP VALUE PORTFOLIO - CLASS A
(FORMERLY MIST - LORD ABBETT GROWTH AND INCOME PORTFOLIO - CLASS A)
   01/01/2002    to    12/31/2002                41.48     33.56    17,487,100
   01/01/2003    to    12/31/2003                33.56     43.37    18,337,534
   01/01/2004    to    12/31/2004                43.37     48.29    17,755,836
   01/01/2005    to    12/31/2005                48.29     49.37    14,382,114
   01/01/2006    to    12/31/2006                49.37     57.47    10,701,249
   01/01/2007    to    12/31/2007                57.47     58.94     8,534,977
   01/01/2008    to    12/31/2008                58.94     37.08     6,910,389
   01/01/2009    to    12/31/2009                37.08     43.39     5,838,240
   01/01/2010    to    12/31/2010                43.39     50.21     5,192,291
   01/01/2011    to    12/31/2011                50.21     47.64     4,489,008
-------------------------------------------------------------------------------
MIST - VAN KAMPEN COMSTOCK - CLASS B
   05/01/2005    to    12/31/2005                10.00     10.48       956,701
   01/01/2006    to    12/31/2006                10.48     11.99       383,654
   01/01/2007    to    12/31/2007                11.99     11.53       445,777
   01/01/2008    to    12/31/2008                11.53      7.28       388,974
   01/01/2009    to    12/31/2009                 7.28      9.09       364,382
   01/01/2010    to    12/31/2010                 9.09     10.30       324,964
   01/01/2011    to    12/31/2011                10.30     10.00       302,076
-------------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                           AUV AT    AUV AT   ACCUM. UNITS
                                          BEGINNING    END       END OF
                                          OF PERIOD OF PERIOD    PERIOD
      --------------------------------------------------------------------
      MSF - ARTIO INTERNATIONAL STOCK - CLASS A
         01/01/2002    to    12/31/2002      7.37      5.99       44,695
         01/01/2003    to    12/31/2003      5.99      7.57       34,170
         01/01/2004    to    12/31/2004      7.57      8.82       49,871
         01/01/2005    to    12/31/2005      8.82     10.26       39,486
         01/01/2006    to    12/31/2006     10.26     11.79       33,115
         01/01/2007    to    12/31/2007     11.79     12.83       23,519
         01/01/2008    to    12/31/2008     12.83      7.07       21,916
         01/01/2009    to    12/31/2009      7.07      8.51       22,180
         01/01/2010    to    12/31/2010      8.51      9.00       18,668
         01/01/2011    to    12/31/2011      9.00      7.11       15,133
      --------------------------------------------------------------------
      MSF - BLACKROCK BOND INCOME - CLASS A
         05/01/2004    to    12/31/2004     45.55     47.26      208,616
         01/01/2005    to    12/31/2005     47.26     47.73      204,201
         01/01/2006    to    12/31/2006     47.73     49.15      159,816
         01/01/2007    to    12/31/2007     49.15     51.51      141,190
         01/01/2008    to    12/31/2008     51.51     49.05      115,929
         01/01/2009    to    12/31/2009     49.05     52.95       97,613
         01/01/2010    to    12/31/2010     52.95     56.57       84,736
         01/01/2011    to    12/31/2011     56.57     59.44       76,353
      --------------------------------------------------------------------
      MSF - BLACKROCK LEGACY LARGE CAP GROWTH - CLASS A
         05/04/2009    to    12/31/2009      1.00      1.14    3,926,374
         01/01/2010    to    12/31/2010      1.14      1.34    3,197,877
         01/01/2011    to    12/31/2011      1.34      1.20    2,751,170
      --------------------------------------------------------------------
      MSF - BLACKROCK MONEY MARKET - CLASS A
         01/01/2003    to    12/31/2003     10.00      9.96    2,218,170
         01/01/2004    to    12/31/2004      9.96      9.91    2,068,226
         01/01/2005    to    12/31/2005      9.91     10.06    1,455,551
         01/01/2006    to    12/31/2006     10.06     10.40    1,358,206
         01/01/2007    to    12/31/2007     10.40     10.77    1,450,986
         01/01/2008    to    12/31/2008     10.77     10.92    1,712,270
         01/01/2009    to    12/31/2009     10.92     10.82    1,237,423
         01/01/2010    to    12/31/2010     10.82     10.67      938,421
         01/01/2011    to    12/31/2011     10.67     10.52      875,076
      --------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                           AUV AT    AUV AT   ACCUM. UNITS
                                          BEGINNING    END       END OF
                                          OF PERIOD OF PERIOD    PERIOD
      --------------------------------------------------------------------
      MSF - DAVIS VENTURE VALUE - CLASS A
         05/01/2003    to    12/31/2003     22.55     28.43       62,347
         01/01/2004    to    12/31/2004     28.43     31.50       96,358
         01/01/2005    to    12/31/2005     31.50     34.26      144,107
         01/01/2006    to    12/31/2006     34.26     38.72      155,618
         01/01/2007    to    12/31/2007     38.72     39.92      136,573
         01/01/2008    to    12/31/2008     39.92     23.88      127,801
         01/01/2009    to    12/31/2009     23.88     31.07      121,196
         01/01/2010    to    12/31/2010     31.07     34.32      125,844
         01/01/2011    to    12/31/2011     34.32     32.48      108,553
      --------------------------------------------------------------------
      MSF - JENNISON GROWTH - CLASS A
         05/01/2005    to    12/31/2005      4.16      5.01       68,816
         01/01/2006    to    12/31/2006      5.01      5.08       50,716
         01/01/2007    to    12/31/2007      5.08      5.59       26,367
         01/01/2008    to    12/31/2008      5.59      3.51       22,613
         01/01/2009    to    12/31/2009      3.51      4.84       20,402
         01/01/2010    to    12/31/2010      4.84      5.33       18,375
         01/01/2011    to    12/31/2011      5.33      5.28       11,659
      --------------------------------------------------------------------
      MSF - JENNISON GROWTH - CLASS B
         05/01/2004    to    12/31/2004      9.64     10.48    1,028,049
         01/01/2005    to    12/31/2005     10.48     11.73    1,242,714
         01/01/2006    to    12/31/2006     11.73     11.86      130,351
         01/01/2007    to    12/31/2007     11.86     13.03       98,544
         01/01/2008    to    12/31/2008     13.03      8.15       64,311
         01/01/2009    to    12/31/2009      8.15     11.22       55,256
         01/01/2010    to    12/31/2010     11.22     12.31       37,640
         01/01/2011    to    12/31/2011     12.31     12.17       30,149
      --------------------------------------------------------------------
      MSF - MET/PUTNAM VOYAGER - CLASS A
         09/11/2000    to    12/31/2000     10.00      7.34       22,721
         01/01/2001    to    12/31/2001      7.34      5.01      109,052
         01/01/2002    to    12/31/2002      5.01      3.51       85,734
         01/01/2003    to    12/31/2003      3.51      4.36       86,409
         01/01/2004    to    12/31/2004      4.36      4.51       75,528
         01/01/2005    to    04/29/2005      4.51      4.15       73,488
      --------------------------------------------------------------------
      MSF - MET/PUTNAM VOYAGER - CLASS B
         05/01/2003    to    12/31/2003     10.00     11.73       62,193
         01/01/2004    to    12/31/2004     11.73     12.11       91,991
         01/01/2005    to    04/29/2005     12.11     11.14      103,021
      --------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                                 AUV AT    AUV AT   ACCUM. UNITS
                                                BEGINNING    END       END OF
                                                OF PERIOD OF PERIOD    PERIOD
--------------------------------------------------------------------------------
MSF - MFS(R) TOTAL RETURN - CLASS A
   05/01/2003    to    12/31/2003                 34.25     38.42       64,286
   01/01/2004    to    12/31/2004                 38.12     42.15      110,572
   01/01/2005    to    12/31/2005                 42.15     42.86      117,288
   01/01/2006    to    12/31/2006                 42.86     47.43      104,400
   01/01/2007    to    12/31/2007                 47.43     48.81       97,479
   01/01/2008    to    12/31/2008                 48.81     37.47       80,014
   01/01/2009    to    12/31/2009                 37.47     43.82       85,117
   01/01/2010    to    12/31/2010                 43.82     47.57      100,742
   01/01/2011    to    12/31/2011                 47.57     48.04       93,271
--------------------------------------------------------------------------------
MSF - MFS(R) VALUE - CLASS B
   05/03/2010    to    12/31/2010                 14.05     14.53       12,764
   01/01/2011    to    12/31/2011                 14.53     14.42       37,341
--------------------------------------------------------------------------------
MSF - OPPENHEIMER GLOBAL EQUITY - CLASS B
   05/01/2005    to    12/31/2005                 14.37     16.82       68,042
   01/01/2006    to    12/31/2006                 16.82     19.30      103,679
   01/01/2007    to    12/31/2007                 19.30     20.23      122,560
   01/01/2008    to    12/31/2008                 20.23     11.86      115,357
   01/01/2009    to    12/31/2009                 11.86     16.34      110,790
   01/01/2010    to    12/31/2010                 16.34     18.68      114,201
   01/01/2011    to    12/31/2011                 18.68     16.87       94,832
--------------------------------------------------------------------------------
MSF - T. ROWE PRICE LARGE CAP GROWTH - CLASS A
   05/01/2004    to    12/31/2004                 11.28     12.24    1,353,696
   01/01/2005    to    12/31/2005                 12.24     12.86    1,154,265
   01/01/2006    to    12/31/2006                 12.86     14.37    1,056,525
   01/01/2007    to    12/31/2007                 14.37     15.51      838,882
   01/01/2008    to    12/31/2008                 15.51      8.89      742,579
   01/01/2009    to    12/31/2009                  8.89     12.57      721,418
   01/01/2010    to    12/31/2010                 12.57     14.51      625,032
   01/01/2011    to    12/31/2011                 14.51     14.14      544,996
--------------------------------------------------------------------------------
MSF - T. ROWE PRICE SMALL CAP GROWTH - CLASS A
   05/01/2004    to    12/31/2004                 12.53     13.38      361,121
   01/01/2005    to    12/31/2005                 13.38     14.64      330,601
   01/01/2006    to    12/31/2006                 14.64     15.00      291,424
   01/01/2007    to    12/31/2007                 15.00     16.25      309,116
   01/01/2008    to    12/31/2008                 16.25     10.22      279,597
   01/01/2009    to    12/31/2009                 10.22     14.01      237,620
   01/01/2010    to    12/31/2010                 14.01     18.64      216,273
   01/01/2011    to    12/31/2011                 18.64     18.70      198,936
--------------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                             AUV AT    AUV AT   ACCUM. UNITS
                                            BEGINNING    END       END OF
                                            OF PERIOD OF PERIOD    PERIOD
    ------------------------------------------------------------------------
    MSF - WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES - CLASS A
       05/01/2004    to    12/31/2004         19.04     20.23      69,596
       01/01/2005    to    12/31/2005         20.23     20.52      67,853
       01/01/2006    to    12/31/2006         20.52     21.26      55,301
       01/01/2007    to    12/31/2007         21.26     21.80      46,044
       01/01/2008    to    12/31/2008         21.80     18.27      42,983
       01/01/2009    to    12/31/2009         18.27     23.82      44,304
       01/01/2010    to    12/31/2010         23.82     26.48      39,554
       01/01/2011    to    12/31/2011         26.48     27.72      48,076
    ------------------------------------------------------------------------
    OPPENHEIMER BOND FUND/VA
       01/01/2003    to    12/31/2003         12.23     12.88     942,696
       01/01/2004    to    04/30/2004         12.88     12.87     907,918
    ------------------------------------------------------------------------
    OPPENHEIMER CAPITAL APPRECIATION FUND/VA
       01/01/2003    to    12/31/2003         10.45     13.50     685,140
       01/01/2004    to    12/31/2004         13.50     14.23     535,465
       01/01/2005    to    04/29/2005         14.23     13.50     505,314
    ------------------------------------------------------------------------
    OPPENHEIMER STRATEGIC BOND FUND/VA
       01/01/2003    to    12/31/2003         11.41     13.29     260,052
       01/01/2004    to    04/30/2004         13.29     13.24     235,162
    ------------------------------------------------------------------------
    PUTNAM VT EQUITY INCOME - CLASS IB
       05/01/2003    to    12/31/2003         10.00     12.04      79,685
       01/01/2004    to    12/31/2004         12.04     13.27     179,474
       01/01/2005    to    12/31/2005         13.27     13.81     226,591
       01/01/2006    to    12/31/2006         13.81     16.18     153,076
       01/01/2007    to    12/31/2007         16.18     16.47     134,924
       01/01/2008    to    12/31/2008         16.47     11.18      90,271
       01/01/2009    to    12/31/2009         11.18     14.05      71,901
       01/01/2010    to    12/31/2010         14.05     15.60      65,224
       01/01/2011    to    12/31/2011         15.60     15.68      65,571
    ------------------------------------------------------------------------
    PUTNAM VT GROWTH AND INCOME - CLASS IB
       05/01/2003    to    12/31/2003          9.15     11.26     156,210
       01/01/2004    to    12/31/2004         11.26     12.34     143,453
       01/01/2005    to    12/31/2005         12.34     12.80     147,652
       01/01/2006    to    12/31/2006         12.80     14.64      23,282
       01/01/2007    to    12/31/2007         14.64     13.56      19,925
       01/01/2008    to    12/31/2008         13.56      8.20      10,244
       01/01/2009    to    12/31/2009          8.20     10.49       6,125
       01/01/2010    to    12/31/2010         10.49     11.21           0
    ------------------------------------------------------------------------

DISCONTINUED INVESTMENT PORTFOLIOS. The following investment portfolios are no longer available under any of the products described herein for allocations of new purchase payments or transfers of account value (excluding rebalancing and dollar cost averaging programs in existence at the time of closing): (a) DWS Variable Series II (formerly Scudder Variable Series II): DWS Government & Agency Securities VIP (Class A) (formerly Scudder Government & Agency Securities Portfolio) (Class A) (closed May 1, 2002); (b) AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Class A): Invesco V.I. International Growth Fund (closed May 1, 2002 for Cova VA); (c) Met Investors Series Trust ("MIST") (Class B): T. Rowe Price Mid Cap Growth Portfolio (closed as of May 1, 2003 for Cova VA); (d) Metropolitan Series Fund ("MSF"): Baillie Gifford International Stock Portfolio (Class B) (closed December 19, 2003 for Cova VA); (e) MSF: T. Rowe Price Large Cap Growth Portfolio (Class A) (added and closed May 1, 2004 for Cova VA); (f) MIST: Third Avenue Small Cap Value Portfolio (Class A) (closed May 1, 2005); (g) MSF: T. Rowe Price Small Cap Growth Portfolio (Class A) (added and closed April 30, 2007); (h) MSF:
BlackRock Legacy Large Cap Growth Portfolio (added and closed effective May 4,
2009); (i) MIST: Met/Templeton Growth Portfolio (Class A) (added and closed May 2, 2011 for Cova VA) and Legg Mason ClearBridge Aggressive Growth Portfolio (Class B) (added and closed May 2, 2011 for Cova VA).


Effective as of April 28, 2003, the General American Money Market Fund was merged into the State Street Research Money Market Portfolio of Metropolitan Series Fund, Inc. and the following investment portfolios of the Met Investors Series Trust were merged: J.P. Morgan Enhanced Index Portfolio merged into the Lord Abbett Growth and Income Portfolio; J.P. Morgan International Equity Portfolio merged into the MFS(R) Research International Portfolio; and Lord Abbett Developing Growth Portfolio merged into the Lord Abbett Growth Opportunities Portfolio.

Effective as of May 1, 2004, the following investment portfolios were replaced:
(a) AIM Variable Insurance Fund: AIM VI Premier Equity Fund (Series I) was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of Met Investors Series Trust ("MIST"); (b) AllianceBernstein Variable Products Series Fund, Inc.: AllianceBernstein Premier Growth Portfolio (Class A) was replaced with the Janus Aggressive Growth Portfolio (Class A) of MIST; (c) Franklin Templeton Variable Insurance Products Trust (Class 1): Franklin Large Cap Growth Securities Fund was replaced with the T. Rowe Price Large Cap Growth Portfolio (Class A) of Metropolitan Series Fund, Inc. ("MSF"); Franklin Small Cap Fund was replaced with the T. Rowe Price Small Cap Growth Portfolio (Class
A) of MSF; Mutual Shares Securities Fund (Class 1 and Class 2) was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of MIST; Templeton Global Income Securities Fund was replaced with the PIMCO Total Return Portfolio (Class A) of MIST; (d) MFS(R) Variable Insurance Trust (Initial Class): MFS(R) Bond Series was replaced with the PIMCO Total Return Portfolio (Class A) of MIST; MFS(R) Emerging Growth Series was replaced with the T. Rowe Price Large Cap Growth Portfolio (Class A) of MSF; MFS(R) Research Series was replaced with the Oppenheimer Capital Appreciation Portfolio (Class A) of MIST; MFS(R) Strategic Income Series was replaced with the Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (formerly Salomon Brothers Strategic Bond Opportunities Portfolio) (Class A) of MSF; (e) Oppenheimer Variable Account Funds (Class A): Oppenheimer Bond Fund/VA was replaced with the State Street Research Bond Income Portfolio (Class A) of MSF; Oppenheimer High Income Fund/VA was replaced with the Lord Abbett Bond Debenture Portfolio (Class A) of MIST; Oppenheimer Main Street Fund/VA was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of MIST; Oppenheimer Strategic Bond Fund/VA was replaced with the PIMCO Total Return Portfolio (Class A) of MIST; (f) Scudder Variable Series II: SVS Dreman High Return Equity Portfolio (Class A) was replaced with the Lord Abbett Growth and Income Portfolio (Class
A) of MIST.

Effective as of September 3, 2004, the Equity Income Portfolio of the First American Insurance Portfolios, Inc. was liquidated. Effective as of November 22, 2004, the J.P. Morgan Quality Bond Portfolio (Class A) of the Met Investors Series Trust was merged into the PIMCO Total Return Portfolio (Class A) of the Met Investors Series Trust and the J.P. Morgan Select Equity Portfolio (Class
A) of the Met Investors Series Trust was merged into the Capital Guardian U.S. Equity Portfolio (Class A) of the Metropolitan Series Fund, Inc. Effective as of May 1, 2005, the Met/Putnam Voyager Portfolio (Class B) of the Metropolitan Series Fund, Inc. merged into the Jennison Growth Portfolio (Class B) of the Metropolitan Series Fund, Inc.

Effective as of May 1, 2005, the following investment portfolios were replaced:
(a) AllianceBernstein Variable Products Series Fund, Inc.: the AllianceBernstein Real Estate Investment Portfolio (Class A) was replaced with the Neuberger Berman Real Estate Portfolio (Class A) of the Met Investors Series Trust; (b) MFS(R) Variable Insurance Trust: the MFS(R) High Income Series (Initial Class) was replaced with the Lord Abbett Bond Debenture Portfolio (Class A) of the Met Investors Series Trust and the MFS(R) Investors Trust Series (Initial Class) was replaced with the Oppenheimer Capital Appreciation Portfolio (Class A) of the Met Investors Series Trust; (c) Oppenheimer Variable Account Funds: the Oppenheimer Capital Appreciation Fund/VA (Class A) (closed for Premier Adviser and Prevail Contracts effective May 1, 2004) was replaced with the Oppenheimer Capital Appreciation Portfolio (Class A) of the Met Investors Series Trust; (d) Scudder Variable Series II: the SVS Dreman Small Cap Value Portfolio (Class A) (closed effective May 1, 2002) was replaced with the Third Avenue Small Cap Value Portfolio (Class A) of the Met Investors Series Trust; (e) Fidelity Variable Insurance Products: the VIP Contrafund(R) Portfolio (Initial Class) was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of the Met Investors Series Trust.

Effective as of May 1, 2006, the MFS Investors Trust Portfolio (Class B) of the Metropolitan Series Fund, Inc. was merged into the Legg Mason Value Equity Portfolio (Class B) of the Met Investors Series Trust.

Effective as of May 1, 2006, the following investment portfolios were replaced:
(a) Fidelity Variable Insurance Products: the VIP Growth Portfolio (Initial Class) was replaced with the T. Rowe Price Large Cap Growth Portfolio (Class A) of the Metropolitan Series Fund, Inc. and the VIP Growth and Income Portfolio (Initial Class) was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of the Met Investors Series Trust.

Effective as of April 30, 2007, the following investment portfolios were merged: (a) the Met/Putnam Capital Opportunities Portfolio (Class A) of the Met Investors Series Trust merged into the Lazard Mid-Cap Portfolio (Class A) of the Met Investors Series Trust; (b) approximately 65% of the Lord Abbett America's Value Portfolio (Class B) of the Met Investors Series Trust merged into the Lord Abbett Mid-Cap Value Portfolio (Class B) (added and closed April 30, 2007) of the Met Investors Series Trust, and the remainder (approximately 35%) of the Lord Abbett America's Value Portfolio (Class B) of the Met Investors Series Trust merged into the Lord Abbett Bond Debenture Portfolio (Class B) (added and closed April 30, 2007) of the Met Investors Series Trust.


Effective as of April 30, 2007, (a) AIM Variable Insurance Funds: AIM V.I Capital Appreciation Fund (Series I) (closed effective May 1, 2006) was replaced with the Met Investors Series Trust: Met/AIM Capital Appreciation Portfolio (Class A) (added and closed April 30, 2007); and (b) DWS Variable Series II: DWS Small Cap Growth VIP (Class A ) ( closed 5/1/02) was replaced with the Metropolitan Series Fund, Inc.: T. Rowe Price Small Cap Growth Portfolio (Class A) (added and closed 4/30/07).


Effective as of April 28, 2008, the Templeton Developing Markets Securities Fund (Class I) of the Franklin Templeton Variable Insurance Products Trust was replaced with the MFS(R) Emerging Markets Equity Portfolio (Class A) of the Met Investors Series Trust.

Effective as of May 4, 2009, the Met/AIM Capital Appreciation Portfolio (Class
A) of the Met Investors Series Trust merged into the BlackRock Legacy Large Cap Growth Portfolio (Class A) of the Metropolitan Series Fund, Inc.; and the Capital Guardian U.S. Equity Portfolio (Class A and Class B) of the Metropolitan Series Fund, Inc. merged into the Pioneer Fund Portfolio (Class A) of the Met Investors Series Trust.

Effective as of May 3, 2010, the assets in the Class B (or Class E, as noted) shares of the following investment portfolios, which had been closed to new investment, were transferred to the Class A shares of those investment portfolios: the Davis Venture Value Portfolio (Class E) and the MFS(R) Total Return Portfolio (Class B) of the Metropolitan Series Fund, Inc., and the MFS(R) Research International Portfolio (Class B), the Lord Abbett Bond Debenture Portfolio (Class B) and the Lord Abbett Mid Cap Value Portfolio (Class B) of the Met Investors Series Trust.

Effective as of May 3, 2010, the Putnam VT Growth and Income Fund (Class IB) (closed May 1, 2006) was replaced by the Lord Abbett Growth and Income Portfolio (Class A) of the Met Investors Series Trust.

Effective as of May 2, 2011, the Templeton Growth Securities Fund (Class 1) of the Franklin Templeton Variable Insurance Products Trust was replaced with the Met/Templeton Growth Portfolio (Class A) of the Met Investors Series Trust.

Effective as of May 2, 2011, the Legg Mason Value Equity Portfolio (Class B) (closed effective May 1, 2006) of the Met Investors Series Trust was merged into the Legg Mason ClearBridge Aggressive Growth Portfolio (Class B) of the Met Investors Series Trust.


Effective as of April 30, 2012, the Oppenheimer Capital Appreciation Portfolio of the Met Investors Series Trust was merged into the Jennison Growth Portfolio of the Metropolitan Series Fund.


YOU SHOULD READ THE PROSPECTUSES FOR THESE DISCONTINUED INVESTMENT PORTFOLIOS FOR MORE INFORMATION ON FEES, CHARGES, INVESTMENT OBJECTIVES AND RISKS. A COPY OF THE FUND PROSPECTUSES HAS PREVIOUSLY BEEN PROVIDED TO YOU.

APPENDIX B
PARTICIPATING INVESTMENT PORTFOLIOS
PART 1. INVESTMENT OBJECTIVES

Below is a listing of the investment advisers and subadvisers, if any, and the investment objectives of each investment portfolio available under the contract. The fund prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.

CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE WITH YOUR CONTRACT. SEE PART 2 OF THIS APPENDIX FOR A LIST OF THE PORTFOLIOS AVAILABLE WITH YOUR CONTRACT.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is a mutual fund with multiple portfolios. Invesco Advisers, Inc. is the investment adviser to each portfolio. The following Series I portfolio is available under the contract:

INVESCO V.I. INTERNATIONAL GROWTH FUND

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)

Fidelity Variable Insurance Products is a mutual fund with multiple portfolios. Fidelity Management & Research Company is the investment manager. The following Initial Class portfolios are available under the contract:

EQUITY-INCOME PORTFOLIO

SUBADVISER: FMR Co., Inc.


INVESTMENT OBJECTIVE: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500(R) Index.


GROWTH OPPORTUNITIES PORTFOLIO

SUBADVISER: FMR Co., Inc.

INVESTMENT OBJECTIVE: Seeks to provide capital growth.


Franklin Templeton Variable Insurance Products Trust consists of multiple portfolios. Templeton Investment Counsel, LLC is the investment adviser for the following Class 1 portfolio available under the contract:

TEMPLETON FOREIGN SECURITIES FUND

INVESTMENT OBJECTIVE: Seeks long-term capital growth.

MET INVESTORS SERIES TRUST (CLASS A (OR CLASS B AS NOTED))

Met Investors Series Trust is a mutual fund with multiple portfolios. MetLife Advisers, LLC, an affiliate of MetLife Investors, is the investment manager of Met Investors Series Trust. MetLife Advisers, LLC has engaged subadvisers to provide investment advice for the individual investment portfolios. The following Class A (or Class B as noted) portfolios are available under the contract:

CLARION GLOBAL REAL ESTATE PORTFOLIO


SUBADVISER: CBRE Clarion Securities LLC (formerly ING Clarion Real Estate Securities LLC)


INVESTMENT OBJECTIVE: Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.

LAZARD MID CAP PORTFOLIO

SUBADVISER: Lazard Asset Management LLC

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO

SUBADVISER: ClearBridge Advisors, LLC

INVESTMENT OBJECTIVE: Seeks capital appreciation.

LORD ABBETT BOND DEBENTURE PORTFOLIO

SUBADVISER: Lord, Abbett & Co. LLC

INVESTMENT OBJECTIVE: Seeks high current income and the opportunity for capital appreciation to produce a high total return.

LORD ABBETT MID CAP VALUE PORTFOLIO

SUBADVISER: Lord, Abbett & Co. LLC

INVESTMENT OBJECTIVE: Seeks capital appreciation through investments primarily in equity securities which are believed to be undervalued in the marketplace.

MET/TEMPLETON GROWTH PORTFOLIO

SUBADVISER: Templeton Global Advisors Limited

INVESTMENT OBJECTIVE: Seeks long-term capital growth.

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

SUBADVISER: Massachusetts Financial Services Company

INVESTMENT OBJECTIVE: Seeks capital appreciation.

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

SUBADVISER: Massachusetts Financial Services Company

INVESTMENT OBJECTIVE: Seeks capital appreciation.

MORGAN STANLEY MID CAP GROWTH PORTFOLIO

SUBADVISER: Morgan Stanley Investment Management Inc.

INVESTMENT OBJECTIVE: Seeks capital appreciation.



PIMCO TOTAL RETURN PORTFOLIO

SUBADVISER: Pacific Investment Management Company LLC

INVESTMENT OBJECTIVE: Seeks maximum total return, consistent with the preservation of capital and prudent investment management.

PIONEER FUND PORTFOLIO

SUBADVISER: Pioneer Investment Management, Inc.

INVESTMENT OBJECTIVE: Seeks reasonable income and capital growth.

T. ROWE PRICE LARGE CAP VALUE PORTFOLIO

SUBADVISER: T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

VAN KAMPEN COMSTOCK PORTFOLIO (CLASS B)

SUBADVISER: Invesco Advisers, Inc.

INVESTMENT OBJECTIVE: Seeks capital growth and income.


METROPOLITAN SERIES FUND

(CLASS A (OR CLASS B AS NOTED))


Metropolitan Series Fund is a mutual fund with multiple portfolios. MetLife Advisers, LLC is the investment adviser to the portfolios. MetLife Advisers, LLC has engaged subadvisers to provide investment advice for the individual portfolios. The following Class A (or Class B as noted) portfolios are available under the contract:

BAILLIE GIFFORD INTERNATIONAL STOCK PORTFOLIO

SUBADVISER: Baillie Gifford Overseas Limited*


INVESTMENT OBJECTIVE: Seeks long-term growth of capital.


*Prior to February 1, 2012, Artio Global Management LLC was the subadviser to the Portfolio.


BLACKROCK BOND INCOME PORTFOLIO (CLASS A AND CLASS B)

SUBADVISER: BlackRock Advisors, LLC

INVESTMENT OBJECTIVE: Seeks a competitive total return primarily from investing in fixed-income securities.

BLACKROCK MONEY MARKET PORTFOLIO

SUBADVISER: BlackRock Advisors, LLC

INVESTMENT OBJECTIVE: Seeks a high level of current income consistent with preservation of capital.

DAVIS VENTURE VALUE PORTFOLIO

SUBADVISER: Davis Selected Advisers, L.P.

INVESTMENT OBJECTIVE: Seeks growth of capital.


JENNISON GROWTH PORTFOLIO (CLASS A AND CLASS B)


SUBADVISER: Jennison Associates LLC

INVESTMENT OBJECTIVES: Seeks long-term growth of capital.

MFS(R) TOTAL RETURN PORTFOLIO

SUBADVISER: Massachusetts Financial Services Company

INVESTMENT OBJECTIVE: Seeks a favorable total return through investment in a diversified portfolio.

MFS(R) VALUE PORTFOLIO (CLASS B)

SUBADVISER: Massachusetts Financial Services Company

INVESTMENT OBJECTIVE: Seeks capital appreciation.

OPPENHEIMER GLOBAL EQUITY PORTFOLIO (CLASS B)

SUBADVISER: OppenheimerFunds, Inc.

INVESTMENT OBJECTIVE: Seeks capital appreciation.

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

SUBADVISER: T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE: Seeks long-term growth of capital and, secondarily, dividend income.

T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

SUBADVISER: T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE: Seeks long-term capital growth.

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SUBADVISER: Western Asset Management Company

INVESTMENT OBJECTIVE: Seeks to maximize total return consistent with preservation of capital.

PUTNAM VARIABLE TRUST (CLASS IB)

Putnam Variable Trust is a mutual fund with multiple portfolios. Putnam Investment Management, LLC is the investment adviser to each portfolio. The following Class IB portfolio is available under the contract:

PUTNAM VT EQUITY INCOME FUND

INVESTMENT OBJECTIVE: Seeks capital growth and current income.

APPENDIX B
PARTICIPATING INVESTMENT PORTFOLIOS
PART 2. PORTFOLIOS AVAILABLE WITH YOUR CONTRACT

If you purchased the COVA VARIABLE ANNUITY, the following portfolios are available:

MET INVESTORS SERIES TRUST (CLASS A (OR CLASS B AS NOTED))

 Lazard Mid Cap Portfolio
 Lord Abbett Bond Debenture Portfolio
 Lord Abbett Mid Cap Value Portfolio
 MFS(R) Research International Portfolio
 Morgan Stanley Mid Cap Growth Portfolio


 PIMCO Total Return Portfolio
 Pioneer Fund Portfolio
 T. Rowe Price Large Cap Value Portfolio
 Van Kampen Comstock Portfolio (Class B)


METROPOLITAN SERIES FUND (CLASS A (OR CLASS B AS NOTED))


 BlackRock Bond Income Portfolio (Class B)
 BlackRock Money Market Portfolio
 Davis Venture Value Portfolio

 Jennison Growth Portfolio (Class B)

 MFS(R) Total Return Portfolio
 MFS(R) Value Portfolio (Class B)
 Oppenheimer Global Equity Portfolio (Class B)
 T. Rowe Price Small Cap Growth Portfolio

PUTNAM VARIABLE TRUST (CLASS IB)

 Putnam VT Equity Income Fund

CLOSED PORTFOLIOS FOR THIS PRODUCT*

 Invesco V.I. International Growth Fund (Series I) 5/1/02
 Templeton Foreign Securities Fund (Class 1) 5/1/03
 T. Rowe Price Mid Cap Growth Portfolio (Class B) 5/1/03

 Baillie Gifford International Stock Portfolio (Class B) 12/19/03

 T. Rowe Price Large Cap Growth Portfolio (Class A) 5/1/04


 BlackRock Legacy Large Cap Growth Portfolio (Class A) 5/4/09
 Legg Mason ClearBridge Aggressive Growth Portfolio (Class B) 5/2/11 Met/Templeton Growth Portfolio (Class A) 5/2/11
--------------------------------------------------------------------------------

If you purchased the FIRSTAR SUMMIT VARIABLE ANNUITY, the following portfolios are available:

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I)

 Invesco V.I. International Growth Fund

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 1)

 Templeton Foreign Securities Fund

MET INVESTORS SERIES TRUST (CLASS A)

 Lazard Mid Cap Portfolio
 Lord Abbett Bond Debenture Portfolio
 MFS(R) Emerging Markets Equity Portfolio
 MFS(R) Research International Portfolio


 PIMCO Total Return Portfolio
 T. Rowe Price Large Cap Value Portfolio


METROPOLITAN SERIES FUND (CLASS A)

 Baillie Gifford International Stock Portfolio

 BlackRock Money Market Portfolio
 Jennison Growth Portfolio

CLOSED PORTFOLIOS FOR THIS PRODUCT*
 BlackRock Legacy Large Cap Growth Portfolio (Class A) 5/4/09
--------------------------------------------------------------------------------

If you purchased a PREMIER ADVISOR VARIABLE ANNUITY, the following portfolios are available:

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I)

 Invesco V.I. International Growth Fund

FIDELITY VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)

 Equity-Income Portfolio
 Growth Opportunities Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 1)

 Templeton Foreign Securities Fund

MET INVESTORS SERIES TRUST (CLASS A)

 Clarion Global Real Estate Portfolio
 Lazard Mid Cap Portfolio
 Legg Mason ClearBridge Aggressive Growth Portfolio
 Lord Abbett Bond Debenture Portfolio
 Lord Abbett Mid Cap Value Portfolio
 Met/Templeton Growth Portfolio
 MFS(R) Emerging Markets Equity Portfolio
 MFS(R) Research International Portfolio
 Morgan Stanley Mid Cap Growth Portfolio


 PIMCO Total Return Portfolio
 Pioneer Fund Portfolio
 T. Rowe Price Large Cap Value Portfolio


METROPOLITAN SERIES FUND (CLASS A)


 BlackRock Bond Income Portfolio
 BlackRock Money Market Portfolio

 Jennison Growth Portfolio

 T. Rowe Price Large Cap Growth Portfolio
 T. Rowe Price Small Cap Growth Portfolio
 Western Asset Management Strategic Bond Opportunities Portfolio

CLOSED PORTFOLIOS FOR THIS PRODUCT*

 BlackRock Legacy Large Cap Growth Portfolio (Class A) 5/4/09
--------------------------------------------------------------------------------

If you purchased a DESTINY SELECT VARIABLE ANNUITY, the following portfolios are available:

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I)

 Invesco V.I. International Growth Fund

FIDELITY VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)

 Equity-Income Portfolio
 Growth Opportunities Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 1)

 Templeton Foreign Securities Fund

MET INVESTORS SERIES TRUST (CLASS A)

 Clarion Global Real Estate Portfolio
 Lazard Mid Cap Portfolio
 Legg Mason ClearBridge Aggressive Growth Portfolio
 Lord Abbett Bond Debenture Portfolio
 Lord Abbett Mid Cap Value Portfolio
 Met/Templeton Growth Portfolio
 MFS(R) Emerging Markets Equity Portfolio
 MFS(R) Research International Portfolio
 Morgan Stanley Mid Cap Growth Portfolio


 PIMCO Total Return Portfolio
 Pioneer Fund Portfolio
 T. Rowe Price Large Cap Value Portfolio


METROPOLITAN SERIES FUND (CLASS A)


 BlackRock Money Market Portfolio

 Jennison Growth Portfolio

 T. Rowe Price Large Cap Growth Portfolio
 Western Asset Management Strategic Bond Opportunities Portfolio

CLOSED PORTFOLIOS FOR THIS PRODUCT*

 DWS Government & Agency Securities VIP (Class A) 5/1/02
 Third Avenue Small Cap Value Portfolio (Class A) 5/1/05
 T. Rowe Price Small Cap Growth Portfolio (Class A) 4/30/07
 BlackRock Legacy Large Cap Growth Portfolio (Class A) 5/4/09
--------------------------------------------------------------------------------

If you purchased a PREVAIL VARIABLE ANNUITY, the following portfolios are available:

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I)

 Invesco V.I. International Growth Fund

FIDELITY VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)

 Equity-Income Portfolio
 Growth Opportunities Portfolio

MET INVESTORS SERIES TRUST (CLASS A)

 Lazard Mid Cap Portfolio
 Lord Abbett Bond Debenture Portfolio
 Lord Abbett Mid Cap Value Portfolio
 MFS(R) Research International Portfolio
 Morgan Stanley Mid Cap Growth Portfolio


 PIMCO Total Return Portfolio

 Pioneer Fund Portfolio
 T. Rowe Price Large Cap Value Portfolio


METROPOLITAN SERIES FUND (CLASS A)


 BlackRock Bond Income Portfolio
 BlackRock Money Market Portfolio

 Jennison Growth Portfolio

 T. Rowe Price Large Cap Growth Portfolio
 Western Asset Management Strategic Bond Opportunities Portfolio

CLOSED PORTFOLIOS FOR THIS PRODUCT*

 BlackRock Legacy Large Cap Growth Portfolio (Class A) 5/4/09

*These portfolios are closed for allocations of new purchase payments or transfers of account value (excluding rebalancing and dollar cost averaging programs in existence at the time of closing).

                      STATEMENT OF ADDITIONAL INFORMATION

                    INDIVIDUAL FIXED AND VARIABLE DEFERRED

                               ANNUITY CONTRACT

                                   ISSUED BY

                METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                                      AND

                      METLIFE INVESTORS INSURANCE COMPANY


THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED APRIL 30, 2012, FOR THE INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACT WHICH IS DESCRIBED HEREIN.


THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS CALL OR WRITE TO THE COMPANY AT: P.O. BOX 10366, DES MOINES, IOWA 50306-0366, (800) 343-8496.


THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 30, 2012.

SAI-COVAVA12

                  TABLE OF CONTENTS                   PAGE

                  COMPANY................................ 3

                  INDEPENDENT REGISTERED PUBLIC
                  ACCOUNTING FIRM........................ 3

                  CUSTODIAN.............................. 4

                  DISTRIBUTION........................... 4

                  CALCULATION OF PERFORMANCE INFORMATION. 5
                     Total Return........................ 5
                     Historical Unit Values.............. 5
                     Reporting Agencies.................. 5

                  ANNUITY PROVISIONS..................... 6
                     Variable Annuity.................... 6
                     Fixed Annuity....................... 6
                     Annuity Unit Value.................. 6
                     Net Investment Factor............... 6
                     Mortality and Expense Guarantee..... 6

                  TAX STATUS OF THE CONTRACTS............ 7

                  FINANCIAL STATEMENTS................... 8

COMPANY

MetLife Investors Insurance Company (MetLife Investors or the Company) was incorporated on August 17, 1981, as Assurance Life Company, a Missouri corporation, and changed its name to Xerox Financial Services Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company (General American Life) purchased Xerox Financial Services Life Insurance Company, which on that date changed its name to Cova Financial Services Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company acquired GenAmerica Financial Corporation, the ultimate parent company of General American Life. Cova Financial Services Life Insurance Company changed its name to MetLife Investors Insurance Company on January 30, 2001. On December 31, 2002, MetLife Investors became an indirect subsidiary of MetLife, Inc. (MetLife), the holding company of Metropolitan Life Insurance Company and a listed company on the New York Stock Exchange. On October 1, 2004, MetLife Investors became a direct subsidiary of MetLife. MetLife, though its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers.


On December 31, 2002, MetLife entered into a net worth maintenance agreement with MetLife Investors. Under the agreement, MetLife agreed, without limitation as to the amount, to cause MetLife Investors to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2011, the capital and surplus of MetLife Investors was in excess of these minimum capital and surplus levels. MetLife and MetLife Investors entered into the agreement in part to enhance and maintain the financial strength of MetLife Investors as set forth in the agreement. Creditors of MetLife Investors (including its Policy Owners) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of MetLife Investors with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to MetLife Investors. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if the Company attains a financial strength rating from Moody's Investors Service, Inc., without giving weight to the support of the agreement, that is the same as or better than its rating of such rating agency with such support.



General American Life has entered into a contingent reinsurance agreement with MetLife Investors. Under this agreement, in the event that MetLife Investors' statutory capital and surplus fall below certain levels, General American Life would assume as assumption reinsurance, subject to regulatory approvals and required consents, all of MetLife Investors' life insurance and annuity contracts. At December 31, 2011, the capital and surplus of MetLife Investors was in excess of these minimum capital and surplus levels.


The Company presently is licensed to do business in the District of Columbia and all states except New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements and financial highlights comprising each of the Sub-Accounts of MetLife Investors Variable Annuity Account One, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of MetLife Investors Insurance Company, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements of General American Life Insurance Company and subsidiary, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


The consolidated financial statements, and the related financial statement schedules, incorporated by reference in this Statement of Additional Information from the MetLife, Inc. and subsidiaries' ("MetLife's") Annual Report on

Form 10-K, and the effectiveness of MetLife's internal control over financial reporting for the year ended December 31, 2011, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports (which express (1) an unqualified opinion on the consolidated financial statements and financial statement schedules and includes an explanatory paragraph regarding changes in MetLife's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, and, (2) an unqualified opinion on MetLife's effectiveness of internal control over financial reporting), which are incorporated herein by reference. Such consolidated financial statements and financial statement schedules have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.


ADDITIONAL INFORMATION

As noted above in the "Company" section of this Statement of Additional Information, MetLife has entered into a net worth maintenance agreement with the Company. As permitted by SEC rules, we are incorporating by reference into this Statement of Additional Information the following documents which have been filed with the SEC, which means that these documents are legally a part of this Statement of Additional Information:


(i) The consolidated financial statements and financial statement schedules from MetLife and subsidiaries' Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 28, 2012 (File No. 001-15787), can be viewed on the SEC website at www.sec.gov; and

(ii)MetLife's Current Report on Form 8-K filed with the SEC on March 5, 2012 (File No. 001-15787), can be viewed on the SEC website at www.sec.gov.


You should only consider MetLife's financial statements (including notes and financial statement schedules thereto) and other financial information that we have incorporated by reference as noted above as bearing on the ability of MetLife to meet its obligations under the net worth maintenance agreement.

CUSTODIAN

MetLife Investors Insurance Company, 5 Park Plaza, Suite 1900, Irvine, California 92614 is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.

DISTRIBUTION

Information about the distribution of the contracts is contained in the prospectus. (See "Other Information -- Distribution of Contracts.") Additional information is provided below.

The contracts are not currently offered for sale.

MetLife Investors Distribution Company ("Distributor") serves as principal underwriter for the contracts. Distributor is a Missouri corporation and its home office is located at 5 Park Plaza, Suite 1900, Irvine, California 92614. Distributor is an indirect, wholly-owned subsidiary of MetLife, Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of FINRA. Distributor is not a member of the Securities Investor Protection Corporation. Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services.

Distributor (including its predecessor) received sales compensation with respect to all contracts issued from the Separate Account in the following amounts during the periods indicated:


                                                              AGGREGATE
                                                              AMOUNT OF
                                   AGGREGATE                 COMMISSIONS
                                   AMOUNT OF                 RETAINED BY
                                  COMMISSIONS             DISTRIBUTOR AFTER
                                    PAID TO                  PAYMENTS TO
FISCAL YEAR                       DISTRIBUTOR               SELLING FIRMS
-----------                       -----------             -----------------
2009                              $73,884,294                    $0
2010                              $59,939,263                    $0
2011                              $70,881,543                    $0

Distributor passes through commissions to selling firms for their sales. In addition we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing and other expenses of distributing the contracts.

CALCULATION OF PERFORMANCE INFORMATION

TOTAL RETURN

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of a 1.25% Mortality and Expense Risk Premium, a 0.15% Administrative Expense Charge, the expenses for the underlying investment portfolio being advertised and any applicable Contract Maintenance Charges and Withdrawal Charges.

The hypothetical value of a contract purchased for the time periods described in the advertisement will be determined by using the actual Accumulation Unit values for an initial $1,000 purchase payment, and deducting any applicable Contract Maintenance Charges and any applicable Withdrawal Charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

   P (1 + T)/n/ = ERV

Where:

   P  =  a hypothetical initial payment of $1,000

   T  =  average annual total return

   n  =  number of years

   ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any Withdrawal Charge. The deduction of any Withdrawal Charge would reduce any percentage increase or make greater any percentage decrease.

You should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what your total return may be in any future period.

HISTORICAL UNIT VALUES

The Company may also show historical Accumulation Unit values in certain advertisements containing illustrations. These illustrations will be based on actual Accumulation Unit values.

In addition, the Company may distribute sales literature which compares the percentage change in Accumulation Unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

REPORTING AGENCIES

The Company may also distribute sales literature which compares the performance of the Accumulation Unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.

Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

ANNUITY PROVISIONS

VARIABLE ANNUITY

A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable investment portfolio(s) of the Separate Account. At the Annuity Date, the Contract Value in each investment portfolio will be applied to the applicable Annuity Tables. The Annuity Table used will depend upon the Annuity Option chosen. If, as of the Annuity Date, the then current Annuity Option rates applicable to this class of Contracts provide a first Annuity Payment greater than guaranteed under the same Annuity Option under this Contract, the greater payment will be made. The dollar amount of Annuity Payments after the first is determined as follows:

(1)the dollar amount of the first Annuity Payment is divided by the value of an Annuity Unit as of the Annuity Date. This establishes the number of Annuity Units for each monthly payment. The number of Annuity Units remains fixed during the Annuity Payment period.

(2)the fixed number of Annuity Units is multiplied by the Annuity Unit value for the last Valuation Period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment.

The total dollar amount of each Variable Annuity Payment is the sum of all investment portfolios' Variable Annuity Payments reduced by the applicable Contract Maintenance Charge.

FIXED ANNUITY

A fixed annuity is a series of payments made during the Annuity Period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The General Account Value on the day immediately preceding the Annuity Date will be used to determine the Fixed Annuity monthly payment. The monthly Annuity Payment will be based upon the Annuity Option elected and the appropriate Annuity Option Table.

ANNUITY UNIT VALUE

The value of an Annuity Unit for each investment portfolio was arbitrarily set initially at $10. This was done when the first investment portfolio shares were purchased. The investment portfolio Annuity Unit value at the end of any subsequent Valuation Period is determined by multiplying the investment portfolio Annuity Unit value for the immediately preceding Valuation Period by the product of (a) the Net Investment Factor for the day for which the Annuity Unit value is being calculated, and (b) 0.999919.

NET INVESTMENT FACTOR

The Net Investment Factor for any investment portfolio for any Valuation Period is determined by dividing:

(a)the Accumulation Unit value as of the close of the current Valuation Period, by

(b)the Accumulation Unit value as of the close of the immediately preceding Valuation Period.

The Net Investment Factor may be greater or less than one, as the Annuity Unit value may increase or decrease.

MORTALITY AND EXPENSE GUARANTEE

The Company guarantees that the dollar amount of each Annuity Payment after the first Annuity Payment will not be affected by variations in mortality or expense experience.

TAX STATUS OF THE CONTRACTS

Tax law imposed several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

DIVERSIFICATION REQUIREMENTS. The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the contracts be "adequately diversified" in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment portfolio will satisfy these diversification requirements. If investment portfolio shares are sold directly to either tax qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

OWNER CONTROL. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contract to bring it into conformity with applicable standards should such modification be necessary to prevent an owner of the contract from being treated as the owner of the underlying separate account assets.

REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract (or on the death of, or change in, any primary annuitant where the contract is owned by a non-natural person). Specifically, Section 72(s) requires that: (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS. Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for 5% or more owners). If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e., determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. It is important that you consult your tax adviser as to the impact of tax law and regulations on your personal situation.

Income tax regulations regarding minimum distribution requirements affect both deferred and income annuities. Under these rules, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value) must be added to the account value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the contract that is subject to required minimum distributions under this rule and either compute the required amount for you or offer to do so at your request. Additionally, you should consult your tax adviser as to how these rules affect your contract.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH. Upon the death of the contract owner and/or annuitant of a Qualified Contract, the funds remaining in the contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply in the case of an IRA where the beneficiary is the surviving spouse which allow the spouse to assume the contract as owner. Alternative rules permit a spousal beneficiary under a qualified contract, including an IRA, to defer the minimum distribution requirements until the end of the year in which the deceased spouse would have attained age 70 1/2 or to rollover the death proceeds to his or her own IRA or to another eligible retirement plan in which he or she participates.

FINANCIAL STATEMENTS

The financial statements of the Separate Account, the Company and General American Life Insurance Company are included herein.

The financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the contract.

The financial statements of General American Life Insurance Company are included because for contracts issued on or before December 31, 2002, General American Life Insurance Company agreed to ensure that the Company will have sufficient funds to meet its obligations under the contracts.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
MetLife Investors Variable Annuity Account One and Board of Directors of
MetLife Investors Insurance Company

We have audited the accompanying statements of assets and liabilities of MetLife Investors Variable Annuity Account One (the "Separate Account") of MetLife Investors Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Note 2 as of December 31, 2011, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2011, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 29, 2012

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                     AMERICAN FUNDS
                                      AMERICAN FUNDS   GLOBAL SMALL AMERICAN FUNDS  DWS GOVERNMENT &
                                       GLOBAL GROWTH CAPITALIZATION         GROWTH AGENCY SECURITIES
                                         SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT
                                      -------------- -------------- -------------- -----------------
ASSETS:
  Investments at fair value             $ 95,489,040   $ 23,246,538  $ 115,994,257         $ 801,144
  Due from MetLife Investors
     Insurance Company                             7             --             20                --
                                      -------------- -------------- -------------- -----------------
       Total Assets                       95,489,047     23,246,538    115,994,277           801,144
                                      -------------- -------------- -------------- -----------------
LIABILITIES:
  Accrued fees                                    71             90             61                39
  Due to MetLife Investors Insurance
     Company                                      --              3             --                 5
                                      -------------- -------------- -------------- -----------------
       Total Liabilities                          71             93             61                44
                                      -------------- -------------- -------------- -----------------
NET ASSETS                              $ 95,488,976   $ 23,246,445  $ 115,994,216         $ 801,100
                                      ============== ============== ============== =================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units    $ 95,488,976   $ 23,246,445  $ 115,990,152         $ 798,888
  Net assets from contracts in payout             --             --          4,064             2,212
                                      -------------- -------------- -------------- -----------------
       Total Net Assets                 $ 95,488,976   $ 23,246,445  $ 115,994,216         $ 801,100
                                      ============== ============== ============== =================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                      FIDELITY VIP
                                        FIDELITY VIP        GROWTH   FTVIPT TEMPLETON         INVESCO V.I.
                                       EQUITY-INCOME OPPORTUNITIES FOREIGN SECURITIES INTERNATIONAL GROWTH
                                         SUB-ACCOUNT   SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                       ------------- ------------- ------------------ --------------------
ASSETS:
  Investments at fair value              $ 4,481,982      $ 90,423       $ 26,237,290          $ 6,119,010
  Due from MetLife Investors Insurance
     Company                                      --            --                 --                    5
                                       ------------- ------------- ------------------ --------------------
       Total Assets                        4,481,982        90,423         26,237,290            6,119,015
                                       ------------- ------------- ------------------ --------------------
LIABILITIES:
  Accrued fees                                    67            10                 81                   98
  Due to MetLife Investors Insurance
     Company                                       9            18                  9                   --
                                       ------------- ------------- ------------------ --------------------
       Total Liabilities                          76            28                 90                   98
                                       ------------- ------------- ------------------ --------------------
NET ASSETS                               $ 4,481,906      $ 90,395       $ 26,237,200          $ 6,118,917
                                       ============= ============= ================== ====================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units     $ 4,481,906      $ 90,395       $ 26,190,305          $ 6,082,748
  Net assets from contracts in payout             --            --             46,895               36,169
                                       ------------- ------------- ------------------ --------------------
       Total Net Assets                  $ 4,481,906      $ 90,395       $ 26,237,200          $ 6,118,917
                                       ============= ============= ================== ====================

The accompanying notes are an integral part of these financial statements.

 MIST AMERICAN               MIST AMERICAN                                    MIST AMERICAN
FUNDS BALANCED MIST AMERICAN  FUNDS GROWTH MIST AMERICAN       MIST AMERICAN FUNDS MODERATE
    ALLOCATION    FUNDS BOND    ALLOCATION  FUNDS GROWTH FUNDS INTERNATIONAL     ALLOCATION
   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT         SUB-ACCOUNT    SUB-ACCOUNT
-------------- ------------- ------------- ------------- ------------------- --------------
 $ 218,152,682  $ 17,623,452 $ 208,535,207  $ 24,917,395        $ 13,014,873  $ 129,356,573
             2            --             3            --                  --              4
-------------- ------------- ------------- ------------- ------------------- --------------
   218,152,684    17,623,452   208,535,210    24,917,395          13,014,873    129,356,577
-------------- ------------- ------------- ------------- ------------------- --------------
            62            90            72            96                 107             44
            --             2            --             1                   3             --
-------------- ------------- ------------- ------------- ------------------- --------------
            62            92            72            97                 110             44
-------------- ------------- ------------- ------------- ------------------- --------------
 $ 218,152,622  $ 17,623,360 $ 208,535,138  $ 24,917,298        $ 13,014,763  $ 129,356,533
============== ============= ============= ============= =================== ==============
 $ 218,152,622  $ 17,623,360 $ 208,535,138  $ 24,917,298        $ 13,014,763  $ 129,356,533
            --            --            --            --                  --             --
-------------- ------------- ------------- ------------- ------------------- --------------
 $ 218,152,622  $ 17,623,360 $ 208,535,138  $ 24,917,298        $ 13,014,763  $ 129,356,533
============== ============= ============= ============= =================== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                       MIST BLACKROCK MIST BLACKROCK MIST CLARION GLOBAL MIST DREMAN SMALL
                                           HIGH YIELD LARGE CAP CORE         REAL ESTATE         CAP VALUE
                                          SUB-ACCOUNT    SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
                                       -------------- -------------- ------------------- -----------------
ASSETS:
  Investments at fair value              $ 12,434,773    $ 5,254,642        $ 34,277,489       $ 7,126,140
  Due from MetLife Investors Insurance
     Company                                       --             --                   6                --
                                       -------------- -------------- ------------------- -----------------
       Total Assets                        12,434,773      5,254,642          34,277,495         7,126,140
                                       -------------- -------------- ------------------- -----------------
LIABILITIES:
  Accrued fees                                    132             42                 168                82
  Due to MetLife Investors Insurance
     Company                                        2              3                  --                 4
                                       -------------- -------------- ------------------- -----------------
       Total Liabilities                          134             45                 168                86
                                       -------------- -------------- ------------------- -----------------
NET ASSETS                               $ 12,434,639    $ 5,254,597        $ 34,277,327       $ 7,126,054
                                       ============== ============== =================== =================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units     $ 12,434,639    $ 5,254,597        $ 34,246,009       $ 7,126,054
  Net assets from contracts in payout              --             --              31,318                --
                                       -------------- -------------- ------------------- -----------------
       Total Net Assets                  $ 12,434,639    $ 5,254,597        $ 34,277,327       $ 7,126,054
                                       ============== ============== =================== =================

The accompanying notes are an integral part of these financial statements.

                     MIST HARRIS                                                  MIST LEGG MASON
MIST GOLDMAN SACHS       OAKMARK     MIST INVESCO                   MIST LAZARD       CLEARBRIDGE
     MID CAP VALUE INTERNATIONAL SMALL CAP GROWTH MIST JANUS FORTY      MID CAP AGGRESSIVE GROWTH
       SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT  SUB-ACCOUNT       SUB-ACCOUNT
------------------ ------------- ---------------- ---------------- ------------ -----------------
      $ 16,271,473  $ 54,661,555     $ 46,716,301        $ 924,974 $ 44,861,899      $ 74,857,593
                12            18                9                6            6                --
------------------ ------------- ---------------- ---------------- ------------ -----------------
        16,271,485    54,661,573       46,716,310          924,980   44,861,905        74,857,593
------------------ ------------- ---------------- ---------------- ------------ -----------------
               131            85              117               70          175               174
                --            --               --               --           --                 3
------------------ ------------- ---------------- ---------------- ------------ -----------------
               131            85              117               70          175               177
------------------ ------------- ---------------- ---------------- ------------ -----------------
      $ 16,271,354  $ 54,661,488     $ 46,716,193        $ 924,910 $ 44,861,730      $ 74,857,416
================== ============= ================ ================ ============ =================
      $ 16,269,794  $ 54,657,049     $ 46,694,792        $ 924,910 $ 44,733,210      $ 74,812,694
             1,560         4,439           21,401               --      128,520            44,722
------------------ ------------- ---------------- ---------------- ------------ -----------------
      $ 16,271,354  $ 54,661,488     $ 46,716,193        $ 924,910 $ 44,861,730      $ 74,857,416
================== ============= ================ ================ ============ =================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                       MIST LOOMIS SAYLES MIST LORD ABBETT MIST LORD ABBETT      MIST MET/EATON
                                           GLOBAL MARKETS   BOND DEBENTURE    MID CAP VALUE VANCE FLOATING RATE
                                              SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT
                                       ------------------ ---------------- ---------------- -------------------
ASSETS:
  Investments at fair value                  $ 12,022,781    $ 254,363,713    $ 188,119,111         $ 2,191,843
  Due from MetLife Investors Insurance
     Company                                           --               31               22                  --
                                       ------------------ ---------------- ---------------- -------------------
       Total Assets                            12,022,781      254,363,744      188,119,133           2,191,843
                                       ------------------ ---------------- ---------------- -------------------
LIABILITIES:
  Accrued fees                                         99              189              169                  93
  Due to MetLife Investors Insurance
     Company                                            1               --               --                  --
                                       ------------------ ---------------- ---------------- -------------------
       Total Liabilities                              100              189              169                  93
                                       ------------------ ---------------- ---------------- -------------------
NET ASSETS                                   $ 12,022,681    $ 254,363,555    $ 188,118,964         $ 2,191,750
                                       ================== ================ ================ ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units         $ 12,022,681    $ 253,649,755    $ 187,650,052         $ 2,191,750
  Net assets from contracts in payout                  --          713,800          468,912                  --
                                       ------------------ ---------------- ---------------- -------------------
       Total Net Assets                      $ 12,022,681    $ 254,363,555    $ 188,118,964         $ 2,191,750
                                       ================== ================ ================ ===================

The accompanying notes are an integral part of these financial statements.

 MIST MET/FRANKLIN                    MIST MET/FRANKLIN
LOW DURATION TOTAL MIST MET/FRANKLIN TEMPLETON FOUNDING MIST MET/TEMPLETON MIST MET/TEMPLETON        MIST METLIFE
            RETURN     MUTUAL SHARES           STRATEGY             GROWTH INTERNATIONAL BOND AGGRESSIVE STRATEGY
       SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT
------------------ ----------------- ------------------ ------------------ ------------------ -------------------
      $ 10,825,587     $ 112,391,870      $ 159,648,086       $ 22,462,358        $ 4,276,408       $ 168,280,898
                --                --                 --                 --                 --                  16
------------------ ----------------- ------------------ ------------------ ------------------ -------------------
        10,825,587       112,391,870        159,648,086         22,462,358          4,276,408         168,280,914
------------------ ----------------- ------------------ ------------------ ------------------ -------------------
                85               117                 71                137                 41                  72
                --                 3                 --                  4                  1                  --
------------------ ----------------- ------------------ ------------------ ------------------ -------------------
                85               120                 71                141                 42                  72
------------------ ----------------- ------------------ ------------------ ------------------ -------------------
      $ 10,825,502     $ 112,391,750      $ 159,648,015       $ 22,462,217        $ 4,276,366       $ 168,280,842
================== ================= ================== ================== ================== ===================
      $ 10,825,502     $ 112,388,143      $ 159,648,015       $ 22,421,890        $ 4,276,366       $ 168,280,842
                --             3,607                 --             40,327                 --                  --
------------------ ----------------- ------------------ ------------------ ------------------ -------------------
      $ 10,825,502     $ 112,391,750      $ 159,648,015       $ 22,462,217        $ 4,276,366       $ 168,280,842
================== ================= ================== ================== ================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                            MIST METLIFE       MIST METLIFE    MIST METLIFE      MIST METLIFE
                                       BALANCED STRATEGY DEFENSIVE STRATEGY GROWTH STRATEGY MODERATE STRATEGY
                                             SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
                                       ----------------- ------------------ --------------- -----------------
ASSETS:
  Investments at fair value              $ 2,431,515,809      $ 405,417,459 $ 1,424,650,325     $ 896,942,409
  Due from MetLife Investors Insurance
     Company                                          26                 19              24                19
                                       ----------------- ------------------ --------------- -----------------
       Total Assets                        2,431,515,835        405,417,478   1,424,650,349       896,942,428
                                       ----------------- ------------------ --------------- -----------------
LIABILITIES:
  Accrued fees                                        78                 45              45                48
  Due to MetLife Investors Insurance
     Company                                          --                 --              --                --
                                       ----------------- ------------------ --------------- -----------------
       Total Liabilities                              78                 45              45                48
                                       ----------------- ------------------ --------------- -----------------
NET ASSETS                               $ 2,431,515,757      $ 405,417,433 $ 1,424,650,304     $ 896,942,380
                                       ================= ================== =============== =================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units     $ 2,430,936,701      $ 405,417,433 $ 1,424,631,134     $ 896,874,044
  Net assets from contracts in payout            579,056                 --          19,170            68,336
                                       ----------------- ------------------ --------------- -----------------
       Total Net Assets                  $ 2,431,515,757      $ 405,417,433 $ 1,424,650,304     $ 896,942,380
                                       ================= ================== =============== =================

The accompanying notes are an integral part of these financial statements.

                                                                                      MIST PIMCO
MIST MFS EMERGING MIST MFS RESEARCH MIST MORGAN STANLEY     MIST OPPENHEIMER INFLATION PROTECTED    MIST PIMCO
   MARKETS EQUITY     INTERNATIONAL      MID CAP GROWTH CAPITAL APPRECIATION                BOND  TOTAL RETURN
      SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT   SUB-ACCOUNT
----------------- ----------------- ------------------- -------------------- ------------------- -------------
     $ 52,679,348     $ 123,865,327        $ 61,573,933         $ 75,750,647       $ 113,654,304 $ 558,129,447
               --                --                  --                   --                  16            24
----------------- ----------------- ------------------- -------------------- ------------------- -------------
       52,679,348       123,865,327          61,573,933           75,750,647         113,654,320   558,129,471
----------------- ----------------- ------------------- -------------------- ------------------- -------------
              134               209                 122                  160                 112           131
                1                --                   1                    3                  --            --
----------------- ----------------- ------------------- -------------------- ------------------- -------------
              135               209                 123                  163                 112           131
----------------- ----------------- ------------------- -------------------- ------------------- -------------
     $ 52,679,213     $ 123,865,118        $ 61,573,810         $ 75,750,484       $ 113,654,208 $ 558,129,340
================= ================= =================== ==================== =================== =============
     $ 52,670,868     $ 123,537,105        $ 61,447,695         $ 75,631,032       $ 113,635,079 $ 557,597,692
            8,345           328,013             126,115              119,452              19,129       531,648
----------------- ----------------- ------------------- -------------------- ------------------- -------------
     $ 52,679,213     $ 123,865,118        $ 61,573,810         $ 75,750,484       $ 113,654,208 $ 558,129,340
================= ================= =================== ==================== =================== =============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                             MIST PIONEER MIST RAINIER LARGE     MIST RCM
                                       MIST PIONEER FUND STRATEGIC INCOME         CAP EQUITY   TECHNOLOGY
                                             SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT  SUB-ACCOUNT
                                       ----------------- ---------------- ------------------ ------------
ASSETS:
  Investments at fair value                 $ 88,342,739     $ 12,748,341        $ 5,731,420 $ 10,635,905
  Due from MetLife Investors Insurance
     Company                                           8               --                 --           --
                                       ----------------- ---------------- ------------------ ------------
       Total Assets                           88,342,747       12,748,341          5,731,420   10,635,905
                                       ----------------- ---------------- ------------------ ------------
LIABILITIES:
  Accrued fees                                       184              167                100          117
  Due to MetLife Investors Insurance
     Company                                          --                2                  4            4
                                       ----------------- ---------------- ------------------ ------------
       Total Liabilities                             184              169                104          121
                                       ----------------- ---------------- ------------------ ------------
NET ASSETS                                  $ 88,342,563     $ 12,748,172        $ 5,731,316 $ 10,635,784
                                       ================= ================ ================== ============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units        $ 87,897,881     $ 12,748,172        $ 5,731,316 $ 10,635,186
  Net assets from contracts in payout            444,682               --                 --          598
                                       ----------------- ---------------- ------------------ ------------
       Total Net Assets                     $ 88,342,563     $ 12,748,172        $ 5,731,316 $ 10,635,784
                                       ================= ================ ================== ============

The accompanying notes are an integral part of these financial statements.

MIST SSGA GROWTH    MIST SSGA          MIST T. ROWE MIST T. ROWE PRICE MIST THIRD AVENUE    MIST TURNER
  AND INCOME ETF   GROWTH ETF PRICE LARGE CAP VALUE     MID CAP GROWTH   SMALL CAP VALUE MID CAP GROWTH
     SUB-ACCOUNT  SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT
---------------- ------------ --------------------- ------------------ ----------------- --------------
   $ 149,799,761 $ 47,811,710         $ 590,685,018       $ 69,666,885      $ 50,131,518    $ 9,704,052
               6            1                    28                  9                17             11
---------------- ------------ --------------------- ------------------ ----------------- --------------
     149,799,767   47,811,711           590,685,046         69,666,894        50,131,535      9,704,063
---------------- ------------ --------------------- ------------------ ----------------- --------------
              78           86                   190                167               137            130
              --           --                    --                 --                --             --
---------------- ------------ --------------------- ------------------ ----------------- --------------
              78           86                   190                167               137            130
---------------- ------------ --------------------- ------------------ ----------------- --------------
   $ 149,799,689 $ 47,811,625         $ 590,684,856       $ 69,666,727      $ 50,131,398    $ 9,703,933
================ ============ ===================== ================== ================= ==============
   $ 149,799,689 $ 47,811,625         $ 587,245,569       $ 69,628,973      $ 50,122,236    $ 9,703,123
              --           --             3,439,287             37,754             9,162            810
---------------- ------------ --------------------- ------------------ ----------------- --------------
   $ 149,799,689 $ 47,811,625         $ 590,684,856       $ 69,666,727      $ 50,131,398    $ 9,703,933
================ ============ ===================== ================== ================= ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                       MIST VAN KAMPEN           MSF ARTIO MSF BARCLAYS CAPITAL MSF BLACKROCK
                                              COMSTOCK INTERNATIONAL STOCK AGGREGATE BOND INDEX   BOND INCOME
                                           SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT   SUB-ACCOUNT
                                       --------------- ------------------- -------------------- -------------
ASSETS:
  Investments at fair value               $ 98,062,479         $ 4,882,109          $ 2,752,849  $ 89,516,316
  Due from MetLife Investors Insurance
     Company                                         9                  --                   --             9
                                       --------------- ------------------- -------------------- -------------
       Total Assets                         98,062,488           4,882,109            2,752,849    89,516,325
                                       --------------- ------------------- -------------------- -------------
LIABILITIES:
  Accrued fees                                     179                  72                  137            87
  Due to MetLife Investors Insurance
     Company                                        --                  10                    3            --
                                       --------------- ------------------- -------------------- -------------
       Total Liabilities                           179                  82                  140            87
                                       --------------- ------------------- -------------------- -------------
NET ASSETS                                $ 98,062,309         $ 4,882,027          $ 2,752,709  $ 89,516,238
                                       =============== =================== ==================== =============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units      $ 97,977,857         $ 4,881,480          $ 2,752,709  $ 89,511,745
  Net assets from contracts in payout           84,452                 547                   --         4,493
                                       --------------- ------------------- -------------------- -------------
       Total Net Assets                   $ 98,062,309         $ 4,882,027          $ 2,752,709  $ 89,516,238
                                       =============== =================== ==================== =============

The accompanying notes are an integral part of these financial statements.

   MSF BLACKROCK
LEGACY LARGE CAP MSF BLACKROCK MSF DAVIS VENTURE MSF JENNISON MSF LOOMIS SAYLES MSF MET/ARTISAN
          GROWTH  MONEY MARKET             VALUE       GROWTH  SMALL CAP GROWTH   MID CAP VALUE
     SUB-ACCOUNT   SUB-ACCOUNT       SUB-ACCOUNT  SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
---------------- ------------- ----------------- ------------ ----------------- ---------------
     $ 9,935,367 $ 130,635,350     $ 203,251,555 $ 49,789,639      $ 15,165,289    $ 38,493,173
              12            73                15           20                --              13
---------------- ------------- ----------------- ------------ ----------------- ---------------
       9,935,379   130,635,423       203,251,570   49,789,659        15,165,289      38,493,186
---------------- ------------- ----------------- ------------ ----------------- ---------------
              96           145               140          235                97              90
              --            --                --           --                 1              --
---------------- ------------- ----------------- ------------ ----------------- ---------------
              96           145               140          235                98              90
---------------- ------------- ----------------- ------------ ----------------- ---------------
     $ 9,935,283 $ 130,635,278     $ 203,251,430 $ 49,789,424      $ 15,165,191    $ 38,493,096
================ ============= ================= ============ ================= ===============
     $ 9,914,861 $ 130,515,540     $ 203,169,481 $ 49,769,301      $ 15,161,979    $ 38,479,592
          20,422       119,738            81,949       20,123             3,212          13,504
---------------- ------------- ----------------- ------------ ----------------- ---------------
     $ 9,935,283 $ 130,635,278     $ 203,251,430 $ 49,789,424      $ 15,165,191    $ 38,493,096
================ ============= ================= ============ ================= ===============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                       MSF MET/DIMENSIONAL
                                       INTERNATIONAL SMALL         MSF METLIFE  MSF METLIFE      MSF MFS
                                                   COMPANY MID CAP STOCK INDEX  STOCK INDEX TOTAL RETURN
                                               SUB-ACCOUNT         SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                                       ------------------- ------------------- ------------ ------------
ASSETS:
  Investments at fair value                    $ 2,355,391         $ 2,022,782 $ 33,187,814 $ 97,826,921
  Due from MetLife Investors Insurance
     Company                                            --                  --            2           47
                                       ------------------- ------------------- ------------ ------------
       Total Assets                              2,355,391           2,022,782   33,187,816   97,826,968
                                       ------------------- ------------------- ------------ ------------
LIABILITIES:
  Accrued fees                                         144                  75           68          102
  Due to MetLife Investors Insurance
     Company                                             3                   1           --           --
                                       ------------------- ------------------- ------------ ------------
       Total Liabilities                               147                  76           68          102
                                       ------------------- ------------------- ------------ ------------
NET ASSETS                                     $ 2,355,244         $ 2,022,706 $ 33,187,748 $ 97,826,866
                                       =================== =================== ============ ============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units           $ 2,355,244         $ 2,022,706 $ 33,187,748 $ 97,674,270
  Net assets from contracts in payout                   --                  --           --      152,596
                                       ------------------- ------------------- ------------ ------------
       Total Net Assets                        $ 2,355,244         $ 2,022,706 $ 33,187,748 $ 97,826,866
                                       =================== =================== ============ ============

The accompanying notes are an integral part of these financial statements.

              MSF MORGAN STANLEY  MSF NEUBERGER MSF OPPENHEIMER MSF RUSSELL 2000 MSF T. ROWE PRICE
MSF MFS VALUE         EAFE INDEX BERMAN GENESIS   GLOBAL EQUITY            INDEX  LARGE CAP GROWTH
  SUB-ACCOUNT        SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
------------- ------------------ -------------- --------------- ---------------- -----------------
 $ 41,535,706          $ 732,428    $ 1,630,298    $ 20,592,090      $ 1,492,268      $ 43,430,045
           --                 --             --               8               --                 9
------------- ------------------ -------------- --------------- ---------------- -----------------
   41,535,706            732,428      1,630,298      20,592,098        1,492,268        43,430,054
------------- ------------------ -------------- --------------- ---------------- -----------------
           74                 67             76             102               74                88
            4                  2              6              --                3                --
------------- ------------------ -------------- --------------- ---------------- -----------------
           78                 69             82             102               77                88
------------- ------------------ -------------- --------------- ---------------- -----------------
 $ 41,535,628          $ 732,359    $ 1,630,216    $ 20,591,996      $ 1,492,191      $ 43,429,966
============= ================== ============== =============== ================ =================
 $ 41,535,628          $ 732,359    $ 1,630,216    $ 20,580,105      $ 1,492,191      $ 43,375,926
           --                 --             --          11,891               --            54,040
------------- ------------------ -------------- --------------- ---------------- -----------------
 $ 41,535,628          $ 732,359    $ 1,630,216    $ 20,591,996      $ 1,492,191      $ 43,429,966
============= ================== ============== =============== ================ =================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                                               MSF WESTERN ASSET MSF WESTERN ASSET
                                       MSF T. ROWE PRICE MSF VAN ECK GLOBAL MANAGEMENT STRATEGIC        MANAGEMENT
                                        SMALL CAP GROWTH  NATURAL RESOURCES   BOND OPPORTUNITIES   U.S. GOVERNMENT
                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT
                                       ----------------- ------------------ -------------------- -----------------
ASSETS:
  Investments at fair value                 $ 10,132,358        $ 4,471,614         $ 12,445,011      $ 13,347,170
  Due from MetLife Investors Insurance
     Company                                          --                 --                   --                --
                                       ----------------- ------------------ -------------------- -----------------
       Total Assets                           10,132,358          4,471,614           12,445,011        13,347,170
                                       ----------------- ------------------ -------------------- -----------------
LIABILITIES:
  Accrued fees                                        92                 61                   27                85
  Due to MetLife Investors Insurance
     Company                                           7                  1                   10                 2
                                       ----------------- ------------------ -------------------- -----------------
       Total Liabilities                              99                 62                   37                87
                                       ----------------- ------------------ -------------------- -----------------
NET ASSETS                                  $ 10,132,259        $ 4,471,552         $ 12,444,974      $ 13,347,083
                                       ================= ================== ==================== =================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units        $ 10,129,699        $ 4,471,552         $ 12,438,660      $ 13,347,083
  Net assets from contracts in payout              2,560                 --                6,314                --
                                       ----------------- ------------------ -------------------- -----------------
       Total Net Assets                     $ 10,132,259        $ 4,471,552         $ 12,444,974      $ 13,347,083
                                       ================= ================== ==================== =================

The accompanying notes are an integral part of these financial statements.

  PIMCO VIT    PIMCO VIT     PUTNAM VT        PUTNAM VT RUSSELL AGGRESSIVE
 HIGH YIELD LOW DURATION EQUITY INCOME MULTI-CAP GROWTH             EQUITY RUSSELL CORE BOND
SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
----------- ------------ ------------- ---------------- ------------------ -----------------
$ 7,552,775 $ 11,835,732  $ 25,013,924      $ 2,195,313        $ 1,862,239      $ 10,072,033
         --           --            13               --                 --                --
----------- ------------ ------------- ---------------- ------------------ -----------------
  7,552,775   11,835,732    25,013,937        2,195,313          1,862,239        10,072,033
----------- ------------ ------------- ---------------- ------------------ -----------------
         69           45           121               59                 15                11
          2            2            --               --                  8                 7
----------- ------------ ------------- ---------------- ------------------ -----------------
         71           47           121               59                 23                18
----------- ------------ ------------- ---------------- ------------------ -----------------
$ 7,552,704 $ 11,835,685  $ 25,013,816      $ 2,195,254        $ 1,862,216      $ 10,072,015
=========== ============ ============= ================ ================== =================
$ 7,551,865 $ 11,835,685  $ 24,932,037      $ 2,170,965        $ 1,836,228      $ 10,058,604
        839           --        81,779           24,289             25,988            13,411
----------- ------------ ------------- ---------------- ------------------ -----------------
$ 7,552,704 $ 11,835,685  $ 25,013,816      $ 2,195,254        $ 1,862,216      $ 10,072,015
=========== ============ ============= ================ ================== =================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2011

                                               RUSSELL GLOBAL REAL RUSSELL MULTI-STYLE
                                                 ESTATE SECURITIES              EQUITY RUSSELL NON-U.S.
                                                       SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT
                                               ------------------- ------------------- ----------------
ASSETS:
  Investments at fair value                            $ 1,042,987         $ 8,826,756      $ 3,674,352
  Due from MetLife Investors Insurance Company                  --                  --               --
                                               ------------------- ------------------- ----------------
       Total Assets                                      1,042,987           8,826,756        3,674,352
                                               ------------------- ------------------- ----------------
LIABILITIES:
  Accrued fees                                                  12                  12               14
  Due to MetLife Investors Insurance Company                     3                   8                1
                                               ------------------- ------------------- ----------------
       Total Liabilities                                        15                  20               15
                                               ------------------- ------------------- ----------------
NET ASSETS                                             $ 1,042,972         $ 8,826,736      $ 3,674,337
                                               =================== =================== ================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units                   $ 1,041,990         $ 8,728,955      $ 3,668,771
  Net assets from contracts in payout                          982              97,781            5,566
                                               ------------------- ------------------- ----------------
       Total Net Assets                                $ 1,042,972         $ 8,826,736      $ 3,674,337
                                               =================== =================== ================

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                              AMERICAN FUNDS
                                           AMERICAN FUNDS      GLOBAL SMALL    AMERICAN FUNDS  DWS GOVERNMENT &
                                            GLOBAL GROWTH    CAPITALIZATION            GROWTH AGENCY SECURITIES
                                              SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
-                                        ----------------- ----------------- ----------------- -----------------
INVESTMENT INCOME:
     Dividends                              $ 1,334,503         $ 299,714         $ 726,915             $ 37,377
                                         ----------------- ----------------- ----------------- -----------------
EXPENSES:
     Mortality and expense risk and
        other charges                           587,290           145,437           702,793               10,573
     Administrative charges                     236,716            56,663           284,747                1,604
                                         ----------------- ----------------- ----------------- -----------------
        Total expenses                          824,006           202,100           987,540               12,177
                                         ----------------- ----------------- ----------------- -----------------
           Net investment income (loss)         510,497            97,614          (260,625)              25,200
                                         ----------------- ----------------- ----------------- -----------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                     --                --                --               14,163
     Realized gains (losses) on sale of
        investments                             293,404           129,989           856,304                9,232
                                         ----------------- ----------------- ----------------- -----------------
           Net realized gains (losses)          293,404           129,989           856,304               23,395
                                         ----------------- ----------------- ----------------- -----------------
     Change in unrealized gains (losses)
        on investments                      (10,363,114)       (5,258,536)       (6,622,827)                 680
                                         ----------------- ----------------- ----------------- -----------------
     Net realized and change in
        unrealized gains (losses) on
        investments                         (10,069,710)       (5,128,547)       (5,766,523)              24,075
                                         ----------------- ----------------- ----------------- -----------------
     Net increase (decrease) in net
        assets resulting from
        operations                         $ (9,559,213)     $ (5,030,933)     $ (6,027,148)            $ 49,275
                                         ================= ================= ================= =================

(a) For the period May 2, 2011 to December 31, 2011.

The accompanying notes are an integral part of these financial statements.

                  FIDELITY VIP                                                   MIST AMERICAN
 FIDELITY VIP           GROWTH      FTVIPT TEMPLETON            INVESCO V.I.    FUNDS BALANCED    MIST AMERICAN
EQUITY-INCOME    OPPORTUNITIES    FOREIGN SECURITIES    INTERNATIONAL GROWTH        ALLOCATION       FUNDS BOND
  SUB-ACCOUNT      SUB-ACCOUNT           SUB-ACCOUNT             SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
---------------- ---------------- --------------------- ----------------------- ----------------- -------------
    $ 108,904            $ 159             $ 553,999                $ 98,412       $ 2,982,202        $ 397,109
---------------- ---------------- --------------------- ----------------------- ----------------- -------------
       58,246            1,272               377,246                  87,431         3,086,080          239,059
       10,763              151                70,530                  15,475           575,114           44,527
---------------- ---------------- --------------------- ----------------------- ----------------- -------------
       69,009            1,423               447,776                 102,906         3,661,194          283,586
---------------- ---------------- --------------------- ----------------------- ----------------- -------------
       39,895           (1,264)              106,223                  (4,494)         (678,992)         113,523
---------------- ---------------- --------------------- ----------------------- ----------------- -------------
           --               --                    --                      --           131,303               25
      (98,309)           1,617                72,285                 185,414         4,889,531          333,322
---------------- ---------------- --------------------- ----------------------- ----------------- -------------
      (98,309)           1,617                72,285                 185,414         5,020,834          333,347
---------------- ---------------- --------------------- ----------------------- ----------------- -------------
       17,700            1,725            (3,696,277)               (736,747)      (12,867,506)         272,745
---------------- ---------------- --------------------- ----------------------- ----------------- -------------
      (80,609)           3,342            (3,623,992)               (551,333)       (7,846,672)         606,092
---------------- ---------------- --------------------- ----------------------- ----------------- -------------
    $ (40,714)         $ 2,078          $ (3,517,769)             $ (555,827)     $ (8,525,664)       $ 719,615
================ ================ ===================== ======================= ================= =============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                         MIST AMERICAN                                             MIST AMERICAN
                                          FUNDS GROWTH    MIST AMERICAN          MIST AMERICAN    FUNDS MODERATE
                                            ALLOCATION     FUNDS GROWTH    FUNDS INTERNATIONAL        ALLOCATION
                                           SUB-ACCOUNT      SUB-ACCOUNT            SUB-ACCOUNT       SUB-ACCOUNT
                                         ---------------- ---------------- ---------------------- -----------------
INVESTMENT INCOME:
     Dividends                             $ 2,475,291         $ 98,992              $ 229,653       $ 2,126,536
                                         ---------------- ---------------- ---------------------- -----------------
EXPENSES:
     Mortality and expense risk and
        other charges                        2,949,284          361,905                203,525         1,795,543
     Administrative charges                    555,266           68,535                 38,190           336,237
                                         ---------------- ---------------- ---------------------- -----------------
        Total expenses                       3,504,550          430,440                241,715         2,131,780
                                         ---------------- ---------------- ---------------------- -----------------
           Net investment income (loss)     (1,029,259)        (331,448)               (12,062)           (5,244)
                                         ---------------- ---------------- ---------------------- -----------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                    --               --                     --           666,599
     Realized gains (losses) on sale of
        investments                          3,797,516        1,524,742                581,888         2,962,144
                                         ---------------- ---------------- ---------------------- -----------------
           Net realized gains (losses)       3,797,516        1,524,742                581,888         3,628,743
                                         ---------------- ---------------- ---------------------- -----------------
     Change in unrealized gains (losses)
        on investments                     (16,869,802)      (2,727,836)            (3,003,350)       (5,421,780)
                                         ---------------- ---------------- ---------------------- -----------------
     Net realized and change in
        unrealized gains (losses) on
        investments                        (13,072,286)      (1,203,094)            (2,421,462)       (1,793,037)
                                         ---------------- ---------------- ---------------------- -----------------
     Net increase (decrease) in net
        assets resulting from
        operations                       $ (14,101,545)    $ (1,534,542)          $ (2,433,524)     $ (1,798,281)
                                         ================ ================ ====================== =================

(a) For the period May 2, 2011 to December 31, 2011.

The accompanying notes are an integral part of these financial statements.

                                                                                                      MIST HARRIS
MIST BLACKROCK    MIST BLACKROCK    MIST CLARION GLOBAL        MIST DREMAN    MIST GOLDMAN SACHS          OAKMARK
    HIGH YIELD    LARGE CAP CORE            REAL ESTATE    SMALL CAP VALUE         MID CAP VALUE    INTERNATIONAL
   SUB-ACCOUNT       SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT           SUB-ACCOUNT      SUB-ACCOUNT
----------------- ----------------- ---------------------- ------------------ --------------------- ----------------
     $ 849,411          $ 33,648            $ 1,462,256          $ 100,140              $ 91,102             $ --
----------------- ----------------- ---------------------- ------------------ --------------------- ----------------
       160,960            26,181                476,556             44,938               266,621          947,143
        32,030            10,257                 89,792             16,962                45,558          161,638
----------------- ----------------- ---------------------- ------------------ --------------------- ----------------
       192,990            36,438                566,348             61,900               312,179        1,108,781
----------------- ----------------- ---------------------- ------------------ --------------------- ----------------
       656,421            (2,790)               895,908             38,240              (221,077)      (1,108,781)
----------------- ----------------- ---------------------- ------------------ --------------------- ----------------
            --                --                     --                 --                    --               --
       473,547            34,316               (998,539)            89,596               (92,147)        (347,943)
----------------- ----------------- ---------------------- ------------------ --------------------- ----------------
       473,547            34,316               (998,539)            89,596               (92,147)        (347,943)
----------------- ----------------- ---------------------- ------------------ --------------------- ----------------
      (951,229)         (120,141)            (2,380,733)          (948,022)           (1,096,325)      (8,743,257)
----------------- ----------------- ---------------------- ------------------ --------------------- ----------------
      (477,682)          (85,825)            (3,379,272)          (858,426)           (1,188,472)      (9,091,200)
----------------- ----------------- ---------------------- ------------------ --------------------- ----------------
     $ 178,739         $ (88,615)          $ (2,483,364)        $ (820,186)         $ (1,409,549)   $ (10,199,981)
================= ================= ====================== ================== ===================== ================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                   MIST LEGG MASON
                                             MIST INVESCO                         MIST LAZARD          CLEARBRIDGE
                                         SMALL CAP GROWTH    MIST JANUS FORTY         MID CAP    AGGRESSIVE GROWTH
                                              SUB-ACCOUNT         SUB-ACCOUNT     SUB-ACCOUNT          SUB-ACCOUNT
                                         ------------------- ------------------- --------------- --------------------
INVESTMENT INCOME:
     Dividends                                       $ --            $ 11,328       $ 388,288             $ 10,117
                                         ------------------- ------------------- --------------- --------------------
EXPENSES:
     Mortality and expense risk and
        other charges                             716,534               9,758         580,196              992,048
     Administrative charges                       128,326               1,799         105,899              179,606
                                         ------------------- ------------------- --------------- --------------------
        Total expenses                            844,860              11,557         686,095            1,171,654
                                         ------------------- ------------------- --------------- --------------------
           Net investment income (loss)          (844,860)               (229)       (297,807)          (1,161,537)
                                         ------------------- ------------------- --------------- --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                       --                  --              --                   --
     Realized gains (losses) on sale of
        investments                             2,217,966                (681)       (846,650)           1,122,913
                                         ------------------- ------------------- --------------- --------------------
           Net realized gains (losses)          2,217,966                (681)       (846,650)           1,122,913
                                         ------------------- ------------------- --------------- --------------------
     Change in unrealized gains (losses)
        on investments                         (2,251,368)            (73,873)     (2,002,926)            (746,623)
                                         ------------------- ------------------- --------------- --------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                               (33,402)            (74,554)     (2,849,576)             376,290
                                         ------------------- ------------------- --------------- --------------------
     Net increase (decrease) in net
        assets resulting from
        operations                             $ (878,262)          $ (74,783)   $ (3,147,383)          $ (785,247)
                                         =================== =================== =============== ====================

(a) For the period May 2, 2011 to December 31, 2011.

The accompanying notes are an integral part of these financial statements.

                                                                                     MIST MET/FRANKLIN
MIST LOOMIS SAYLES    MIST LORD ABBETT    MIST LORD ABBETT         MIST MET/EATON         LOW DURATION    MIST MET/FRANKLIN
    GLOBAL MARKETS      BOND DEBENTURE       MID CAP VALUE    VANCE FLOATING RATE         TOTAL RETURN        MUTUAL SHARES
       SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT            SUB-ACCOUNT      SUB-ACCOUNT (a)          SUB-ACCOUNT
--------------------- ------------------- ------------------- ---------------------- -------------------- --------------------
         $ 344,064        $ 16,457,272         $ 1,197,198               $ 48,272                 $ --          $ 2,959,176
--------------------- ------------------- ------------------- ---------------------- -------------------- --------------------
           189,369           2,935,465           2,061,055                 30,104               44,234              770,190
            34,521             622,348             487,879                  5,413               11,129              266,122
--------------------- ------------------- ------------------- ---------------------- -------------------- --------------------
           223,890           3,557,813           2,548,934                 35,517               55,363            1,036,312
--------------------- ------------------- ------------------- ---------------------- -------------------- --------------------
           120,174          12,899,459          (1,351,736)                12,755              (55,363)           1,922,864
--------------------- ------------------- ------------------- ---------------------- -------------------- --------------------
                --                  --                  --                  6,347                   --            5,869,235
           522,071           3,026,355          (4,272,147)                (3,404)              (1,428)             352,357
--------------------- ------------------- ------------------- ---------------------- -------------------- --------------------
           522,071           3,026,355          (4,272,147)                 2,943               (1,428)           6,221,592
--------------------- ------------------- ------------------- ---------------------- -------------------- --------------------
          (980,259)         (7,327,993)         (3,532,119)               (11,391)             (82,462)          (9,892,606)
--------------------- ------------------- ------------------- ---------------------- -------------------- --------------------
          (458,188)         (4,301,638)         (7,804,266)                (8,448)             (83,890)          (3,671,014)
--------------------- ------------------- ------------------- ---------------------- -------------------- --------------------
        $ (338,014)        $ 8,597,821        $ (9,156,002)               $ 4,307           $ (139,253)        $ (1,748,150)
===================== =================== =================== ====================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                            MIST MET/FRANKLIN
                                           TEMPLETON FOUNDING    MIST MET/TEMPLETON    MIST MET/TEMPLETON           MIST METLIFE
                                                     STRATEGY                GROWTH    INTERNATIONAL BOND    AGGRESSIVE STRATEGY
                                                  SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
                                           --------------------- --------------------- --------------------- ----------------------
INVESTMENT INCOME:
     Dividends                                    $ 2,838,638             $ 175,176             $ 199,394            $ 2,093,986
                                           --------------------- --------------------- --------------------- ----------------------
EXPENSES:
     Mortality and expense risk and
        other charges                               1,419,109               139,320                26,451              2,414,816
     Administrative charges                           414,382                50,476                 8,173                464,751
                                           --------------------- --------------------- --------------------- ----------------------
        Total expenses                              1,833,491               189,796                34,624              2,879,567
                                           --------------------- --------------------- --------------------- ----------------------
           Net investment income (loss)             1,005,147               (14,620)              164,770               (785,581)
                                           --------------------- --------------------- --------------------- ----------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                      161,358                    --                 3,648                     --
     Realized gains (losses) on sale of
        investments                                 2,793,376               139,677               (11,282)             2,972,648
                                           --------------------- --------------------- --------------------- ----------------------
           Net realized gains (losses)              2,954,734               139,677                (7,634)             2,972,648
                                           --------------------- --------------------- --------------------- ----------------------
     Change in unrealized gains (losses)
        on investments                             (8,703,561)           (3,241,046)             (284,456)           (15,103,733)
                                           --------------------- --------------------- --------------------- ----------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                (5,748,827)           (3,101,369)             (292,090)           (12,131,085)
                                           --------------------- --------------------- --------------------- ----------------------
     Net increase (decrease) in net assets
        resulting from operations                $ (4,743,680)         $ (3,115,989)           $ (127,320)         $ (12,916,666)
                                           ===================== ===================== ===================== ======================

(a) For the period May 2, 2011 to December 31, 2011.

The accompanying notes are an integral part of these financial statements.

                                                                                                             MIST MFS
     MIST METLIFE          MIST METLIFE       MIST METLIFE         MIST METLIFE    MIST MFS EMERGING         RESEARCH
BALANCED STRATEGY    DEFENSIVE STRATEGY    GROWTH STRATEGY    MODERATE STRATEGY       MARKETS EQUITY    INTERNATIONAL
      SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT      SUB-ACCOUNT
-------------------- --------------------- ------------------ -------------------- -------------------- ----------------
     $ 38,068,907           $ 8,445,061       $ 24,039,173         $ 16,011,651            $ 886,386      $ 2,715,530
-------------------- --------------------- ------------------ -------------------- -------------------- ----------------
       24,835,399             4,587,209         19,199,099            9,550,517              709,757        1,582,103
        6,094,548               947,339          3,894,139            2,211,795              145,043          317,013
-------------------- --------------------- ------------------ -------------------- -------------------- ----------------
       30,929,947             5,534,548         23,093,238           11,762,312              854,800        1,899,116
-------------------- --------------------- ------------------ -------------------- -------------------- ----------------
        7,138,960             2,910,513            945,935            4,249,339               31,586          816,414
-------------------- --------------------- ------------------ -------------------- -------------------- ----------------
               --                    --                 --                   --                   --               --
        2,534,556             5,227,993          1,502,121            1,948,603            1,043,498       (1,702,270)
-------------------- --------------------- ------------------ -------------------- -------------------- ----------------
        2,534,556             5,227,993          1,502,121            1,948,603            1,043,498       (1,702,270)
-------------------- --------------------- ------------------ -------------------- -------------------- ----------------
      (86,225,082)           (6,722,045)       (82,847,615)         (20,000,610)         (13,599,933)     (15,529,203)
-------------------- --------------------- ------------------ -------------------- -------------------- ----------------
      (83,690,526)           (1,494,052)       (81,345,494)         (18,052,007)         (12,556,435)     (17,231,473)
-------------------- --------------------- ------------------ -------------------- -------------------- ----------------
    $ (76,551,566)          $ 1,416,461      $ (80,399,559)       $ (13,802,668)       $ (12,524,849)   $ (16,415,059)
==================== ===================== ================== ==================== ==================== ================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                   MIST PIMCO
                                           MIST MORGAN STANLEY        MIST OPPENHEIMER    INFLATION PROTECTED   MIST PIMCO
                                                MID CAP GROWTH    CAPITAL APPRECIATION                   BOND TOTAL RETURN
                                                   SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT  SUB-ACCOUNT
                                           ---------------------- ----------------------- ------------------- ---------------
INVESTMENT INCOME:
     Dividends                                       $ 426,901               $ 117,164            $ 1,730,135 $ 14,737,006
                                           ---------------------- ----------------------- ------------------- ---------------
EXPENSES:
     Mortality and expense risk and
        other charges                                  610,230               1,029,837              1,261,540    5,578,317
     Administrative charges                            162,692                 194,448                267,114    1,333,926
                                           ---------------------- ----------------------- ------------------- ---------------
        Total expenses                                 772,922               1,224,285              1,528,654    6,912,243
                                           ---------------------- ----------------------- ------------------- ---------------
           Net investment income (loss)               (346,021)             (1,107,121)               201,481    7,824,763
                                           ---------------------- ----------------------- ------------------- ---------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                     1,853,633                      --              4,930,576   16,956,710
     Realized gains (losses) on sale of
        investments                                  2,105,685              (3,212,185)               703,178    2,084,981
                                           ---------------------- ----------------------- ------------------- ---------------
           Net realized gains (losses)               3,959,318              (3,212,185)             5,633,754   19,041,691
                                           ---------------------- ----------------------- ------------------- ---------------
     Change in unrealized gains (losses)
        on investments                              (8,715,853)              2,250,709              4,000,963  (16,779,763)
                                           ---------------------- ----------------------- ------------------- ---------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                 (4,756,535)               (961,476)             9,634,717    2,261,928
                                           ---------------------- ----------------------- ------------------- ---------------
     Net increase (decrease) in net assets
        resulting from operations                 $ (5,102,556)           $ (2,068,597)           $ 9,836,198 $ 10,086,691
                                           ====================== ======================= =================== ===============

(a) For the period May 2, 2011 to December 31, 2011.

The accompanying notes are an integral part of these financial statements.

                         MIST PIONEER        MIST RAINIER        MIST RCM    MIST SSGA GROWTH       MIST SSGA
MIST PIONEER FUND    STRATEGIC INCOME    LARGE CAP EQUITY      TECHNOLOGY      AND INCOME ETF      GROWTH ETF
      SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT     SUB-ACCOUNT         SUB-ACCOUNT     SUB-ACCOUNT
-------------------- ------------------- ------------------- --------------- ------------------- ---------------
      $ 1,161,035           $ 479,972            $ 34,416            $ --         $ 2,316,294       $ 748,159
-------------------- ------------------- ------------------- --------------- ------------------- ---------------
          946,695              92,059             105,370         241,041           1,381,591         574,148
          206,227              26,738              20,648          39,410             343,178         118,037
-------------------- ------------------- ------------------- --------------- ------------------- ---------------
        1,152,922             118,797             126,018         280,451           1,724,769         692,185
-------------------- ------------------- ------------------- --------------- ------------------- ---------------
            8,113             361,175             (91,602)       (280,451)            591,525          55,974
-------------------- ------------------- ------------------- --------------- ------------------- ---------------
               --              64,203                  --              --           2,488,538              --
        3,300,675             173,155             641,798         271,230             329,689         481,980
-------------------- ------------------- ------------------- --------------- ------------------- ---------------
        3,300,675             237,358             641,798         271,230           2,818,227         481,980
-------------------- ------------------- ------------------- --------------- ------------------- ---------------
       (8,687,609)           (349,362)           (452,954)     (2,402,373)         (3,865,493)     (2,276,164)
-------------------- ------------------- ------------------- --------------- ------------------- ---------------
       (5,386,934)           (112,004)            188,844      (2,131,143)         (1,047,266)     (1,794,184)
-------------------- ------------------- ------------------- --------------- ------------------- ---------------
     $ (5,378,821)          $ 249,171            $ 97,242    $ (2,411,594)         $ (455,741)   $ (1,738,210)
==================== =================== =================== =============== =================== ===============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                           MIST T. ROWE PRICE    MIST T. ROWE PRICE    MIST THIRD AVENUE       MIST TURNER
                                              LARGE CAP VALUE        MID CAP GROWTH      SMALL CAP VALUE    MID CAP GROWTH
                                                  SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT
                                           --------------------- --------------------- -------------------- -----------------
INVESTMENT INCOME:
     Dividends                                    $ 4,839,720                  $ --            $ 644,150              $ --
                                           --------------------- --------------------- -------------------- -----------------
EXPENSES:
     Mortality and expense risk and
        other charges                               7,301,873             1,071,195              814,189           162,676
     Administrative charges                         1,357,985               196,476              142,375            28,342
                                           --------------------- --------------------- -------------------- -----------------
        Total expenses                              8,659,858             1,267,671              956,564           191,018
                                           --------------------- --------------------- -------------------- -----------------
           Net investment income (loss)            (3,820,138)           (1,267,671)            (312,414)         (191,018)
                                           --------------------- --------------------- -------------------- -----------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                           --             2,168,854                   --                --
     Realized gains (losses) on sale of
        investments                               (10,178,952)            4,057,476              560,999           422,475
                                           --------------------- --------------------- -------------------- -----------------
           Net realized gains (losses)            (10,178,952)            6,226,330              560,999           422,475
                                           --------------------- --------------------- -------------------- -----------------
     Change in unrealized gains (losses)
        on investments                            (19,581,275)           (7,042,183)          (6,154,154)       (1,186,084)
                                           --------------------- --------------------- -------------------- -----------------
     Net realized and change in
        unrealized gains (losses) on
        investments                               (29,760,227)             (815,853)          (5,593,155)         (763,609)
                                           --------------------- --------------------- -------------------- -----------------
     Net increase (decrease) in net assets
        resulting from operations               $ (33,580,365)         $ (2,083,524)        $ (5,905,569)       $ (954,627)
                                           ===================== ===================== ==================== =================

(a) For the period May 2, 2011 to December 31, 2011.

The accompanying notes are an integral part of these financial statements.

                                               MSF BARCLAYS                  MSF BLACKROCK
MIST VAN KAMPEN              MSF ARTIO    CAPITAL AGGREGATE MSF BLACKROCK LEGACY LARGE CAP    MSF BLACKROCK
       COMSTOCK    INTERNATIONAL STOCK           BOND INDEX   BOND INCOME           GROWTH     MONEY MARKET
    SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
------------------ ---------------------- ----------------- ------------- ------------------- ----------------
    $ 1,136,111               $ 92,316             $ 63,455   $ 3,184,428         $ 20,839             $ --
------------------ ---------------------- ----------------- ------------- ------------------- ----------------
        820,193                 69,886               30,806       645,497          117,697        1,703,641
        248,893                 14,391                5,116       206,585           22,762          313,675
------------------ ---------------------- ----------------- ------------- ------------------- ----------------
      1,069,086                 84,277               35,922       852,082          140,459        2,017,316
------------------ ---------------------- ----------------- ------------- ------------------- ----------------
         67,025                  8,039               27,533     2,332,346         (119,620)      (2,017,316)
------------------ ---------------------- ----------------- ------------- ------------------- ----------------
             --                     --                   --            --               --               --
       (199,664)              (178,940)              10,441       235,339          569,218               --
------------------ ---------------------- ----------------- ------------- ------------------- ----------------
       (199,664)              (178,940)              10,441       235,339          569,218               --
------------------ ---------------------- ----------------- ------------- ------------------- ----------------
     (2,369,229)            (1,147,230)              65,450     1,909,204       (1,586,810)              --
------------------ ---------------------- ----------------- ------------- ------------------- ----------------
     (2,568,893)            (1,326,170)              75,891     2,144,543       (1,017,592)              --
------------------ ---------------------- ----------------- ------------- ------------------- ----------------
   $ (2,501,868)          $ (1,318,131)           $ 103,424   $ 4,476,889     $ (1,137,212)    $ (2,017,316)
================== ====================== ================= ============= =================== ================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                           MSF DAVIS VENTURE                           MSF LOOMIS SAYLES    MSF MET/ARTISAN
                                                       VALUE    MSF JENNISON GROWTH     SMALL CAP GROWTH      MID CAP VALUE
                                                 SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                           -------------------- ---------------------- -------------------- ------------------
INVESTMENT INCOME:
     Dividends                                   $ 2,285,724               $ 32,917                 $ --          $ 318,944
                                           -------------------- ---------------------- -------------------- ------------------
EXPENSES:
     Mortality and expense risk and
        other charges                              2,595,462                742,769              151,223            604,151
     Administrative charges                          548,906                136,173               40,509            101,961
                                           -------------------- ---------------------- -------------------- ------------------
        Total expenses                             3,144,368                878,942              191,732            706,112
                                           -------------------- ---------------------- -------------------- ------------------
           Net investment income (loss)             (858,644)              (846,025)            (191,732)          (387,168)
                                           -------------------- ---------------------- -------------------- ------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                          --                     --                   --                 --
     Realized gains (losses) on sale of
        investments                                3,568,194              1,242,184              284,182         (1,580,904)
                                           -------------------- ---------------------- -------------------- ------------------
           Net realized gains (losses)             3,568,194              1,242,184              284,182         (1,580,904)
                                           -------------------- ---------------------- -------------------- ------------------
     Change in unrealized gains (losses)
        on investments                           (14,769,014)              (926,737)             240,802          3,912,878
                                           -------------------- ---------------------- -------------------- ------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                              (11,200,820)               315,447              524,984          2,331,974
                                           -------------------- ---------------------- -------------------- ------------------
     Net increase (decrease) in net assets
        resulting from operations              $ (12,059,464)            $ (530,578)           $ 333,252        $ 1,944,806
                                           ==================== ====================== ==================== ==================

(a) For the period May 2, 2011 to December 31, 2011.

The accompanying notes are an integral part of these financial statements.

MSF MET/DIMENSIONAL
      INTERNATIONAL            MSF METLIFE    MSF METLIFE         MSF MFS                     MSF MORGAN STANLEY
      SMALL COMPANY    MID CAP STOCK INDEX    STOCK INDEX    TOTAL RETURN    MSF MFS VALUE            EAFE INDEX
        SUB-ACCOUNT            SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT           SUB-ACCOUNT
---------------------- ---------------------- -------------- --------------- ---------------- ---------------------
           $ 58,172                $ 9,755      $ 493,146     $ 2,538,313        $ 430,526              $ 18,941
---------------------- ---------------------- -------------- --------------- ---------------- ---------------------
             29,529                 22,985        457,368         726,882          231,091                10,282
              6,191                  3,790         82,035         243,048           86,752                 1,845
---------------------- ---------------------- -------------- --------------- ---------------- ---------------------
             35,720                 26,775        539,403         969,930          317,843                12,127
---------------------- ---------------------- -------------- --------------- ---------------- ---------------------
             22,452                (17,020)       (46,257)      1,568,383          112,683                 6,814
---------------------- ---------------------- -------------- --------------- ---------------- ---------------------
            110,936                 62,496        208,207              --               --                    --
             96,673                 19,897        (96,357)       (250,331)         161,506                13,619
---------------------- ---------------------- -------------- --------------- ---------------- ---------------------
            207,609                 82,393        111,850        (250,331)         161,506                13,619
---------------------- ---------------------- -------------- --------------- ---------------- ---------------------
           (662,509)              (112,251)       246,815        (101,683)        (368,960)             (140,700)
---------------------- ---------------------- -------------- --------------- ---------------- ---------------------
           (454,900)               (29,858)       358,665        (352,014)        (207,454)             (127,081)
---------------------- ---------------------- -------------- --------------- ---------------- ---------------------
         $ (432,448)             $ (46,878)     $ 312,408     $ 1,216,369        $ (94,771)           $ (120,267)
====================== ====================== ============== =============== ================ =====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                          MSF NEUBERGER    MSF OPPENHEIMER    MSF RUSSELL 2000    MSF T. ROWE PRICE
                                         BERMAN GENESIS      GLOBAL EQUITY               INDEX     LARGE CAP GROWTH
                                            SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                         ----------------- ------------------ ------------------- --------------------
INVESTMENT INCOME:
     Dividends                                 $ 10,787          $ 395,950            $ 12,383              $ 8,218
                                         ----------------- ------------------ ------------------- --------------------
EXPENSES:
     Mortality and expense risk and
        other charges                            22,479            169,091              19,746              587,204
     Administrative charges                       4,542             53,991               3,356              112,170
                                         ----------------- ------------------ ------------------- --------------------
        Total expenses                           27,021            223,082              23,102              699,374
                                         ----------------- ------------------ ------------------- --------------------
           Net investment income (loss)         (16,234)           172,868             (10,719)            (691,156)
                                         ----------------- ------------------ ------------------- --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                     --                 --                  --                   --
     Realized gains (losses) on sale of
        investments                            (106,745)            55,792              (5,116)             804,429
                                         ----------------- ------------------ ------------------- --------------------
           Net realized gains (losses)         (106,745)            55,792              (5,116)             804,429
                                         ----------------- ------------------ ------------------- --------------------
     Change in unrealized gains (losses)
        on investments                          200,360         (2,364,704)           (105,336)          (1,345,753)
                                         ----------------- ------------------ ------------------- --------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                              93,615         (2,308,912)           (110,452)            (541,324)
                                         ----------------- ------------------ ------------------- --------------------
     Net increase (decrease) in net
        assets resulting from
        operations                             $ 77,381       $ (2,136,044)         $ (121,171)        $ (1,232,480)
                                         ================= ================== =================== ====================

(a) For the period May 2, 2011 to December 31, 2011.

The accompanying notes are an integral part of these financial statements.

                                              MSF WESTERN ASSET MSF WESTERN ASSET
MSF T. ROWE PRICE    MSF VAN ECK GLOBAL    MANAGEMENT STRATEGIC        MANAGEMENT      PIMCO VIT       PIMCO VIT
 SMALL CAP GROWTH     NATURAL RESOURCES      BOND OPPORTUNITIES   U.S. GOVERNMENT     HIGH YIELD    LOW DURATION
      SUB-ACCOUNT           SUB-ACCOUNT             SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
-------------------- --------------------- -------------------- -------------------- -------------- ---------------
             $ --              $ 40,072               $ 277,776         $ 150,174      $ 761,612       $ 202,694
-------------------- --------------------- -------------------- -------------------- -------------- ---------------
          134,469                35,006                  77,559           172,351        132,343         151,827
           23,375                 9,295                  14,771            30,614         27,273          29,539
-------------------- --------------------- -------------------- -------------------- -------------- ---------------
          157,844                44,301                  92,330           202,965        159,616         181,366
-------------------- --------------------- -------------------- -------------------- -------------- ---------------
         (157,844)               (4,229)                185,446           (52,791)       601,996          21,328
-------------------- --------------------- -------------------- -------------------- -------------- ---------------
               --               345,275                      --           412,242             --              --
          460,364               (82,923)                 86,621            54,192         75,088          91,605
-------------------- --------------------- -------------------- -------------------- -------------- ---------------
          460,364               262,352                  86,621           466,434         75,088          91,605
-------------------- --------------------- -------------------- -------------------- -------------- ---------------
         (269,859)           (1,040,677)                 14,258           (10,110)      (610,749)       (155,032)
-------------------- --------------------- -------------------- -------------------- -------------- ---------------
          190,505              (778,325)                100,879           456,324       (535,661)        (63,427)
-------------------- --------------------- -------------------- -------------------- -------------- ---------------
         $ 32,661            $ (782,554)              $ 286,325         $ 403,533       $ 66,335       $ (42,099)
==================== ===================== ==================== ==================== ============== ===============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                             PUTNAM VT        PUTNAM VT    RUSSELL AGGRESSIVE
                                         EQUITY INCOME MULTI-CAP GROWTH                EQUITY    RUSSELL CORE BOND
                                           SUB-ACCOUNT      SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
                                         ------------- ------------------- --------------------- --------------------
INVESTMENT INCOME:
     Dividends                               $ 496,864          $ 9,420              $ 10,731            $ 342,937
                                         ------------- ------------------- --------------------- --------------------
EXPENSES:
     Mortality and expense risk and
        other charges                          204,212           30,989                27,365              135,975
     Administrative charges                     66,259            4,148                 3,280               16,314
                                         ------------- ------------------- --------------------- --------------------
        Total expenses                         270,471           35,137                30,645              152,289
                                         ------------- ------------------- --------------------- --------------------
           Net investment income (loss)        226,393          (25,717)              (19,914)             190,648
                                         ------------- ------------------- --------------------- --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                    --               --                    --              181,134
     Realized gains (losses) on sale of
        investments                             44,176           57,801               (48,301)              82,141
                                         ------------- ------------------- --------------------- --------------------
           Net realized gains (losses)          44,176           57,801               (48,301)             263,275
                                         ------------- ------------------- --------------------- --------------------
     Change in unrealized gains (losses)
        on investments                          64,595         (190,144)              (29,946)            (100,129)
                                         ------------- ------------------- --------------------- --------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                            108,771         (132,343)              (78,247)             163,146
                                         ------------- ------------------- --------------------- --------------------
     Net increase (decrease) in net
        assets resulting from
        operations                           $ 335,164       $ (158,060)            $ (98,161)           $ 353,794
                                         ============= =================== ===================== ====================

(a) For the period May 2, 2011 to December 31, 2011.

The accompanying notes are an integral part of these financial statements.

RUSSELL GLOBAL REAL    RUSSELL MULTI-STYLE
  ESTATE SECURITIES                 EQUITY    RUSSELL NON-U.S.
        SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT
---------------------- ---------------------- -------------------
           $ 27,356              $ 100,931            $ 78,209
---------------------- ---------------------- -------------------
             14,885                127,218              57,004
              1,783                 15,264               6,836
---------------------- ---------------------- -------------------
             16,668                142,482              63,840
---------------------- ---------------------- -------------------
             10,688                (41,551)             14,369
---------------------- ---------------------- -------------------
                 --                     --                  --
            (20,418)                (9,025)           (137,543)
---------------------- ---------------------- -------------------
            (20,418)                (9,025)           (137,543)
---------------------- ---------------------- -------------------
            (85,058)              (186,769)           (483,197)
---------------------- ---------------------- -------------------
           (105,476)              (195,794)           (620,740)
---------------------- ---------------------- -------------------
          $ (94,788)            $ (237,345)         $ (606,371)
====================== ====================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                 AMERICAN FUNDS
                                   AMERICAN FUNDS GLOBAL GROWTH     GLOBAL SMALL CAPITALIZATION           AMERICAN FUNDS GROWTH
                                                    SUB-ACCOUNT                     SUB-ACCOUNT                     SUB-ACCOUNT
                                 --------------------------------- ------------------------------- -------------------------------
                                           2011            2010            2011            2010             2011           2010
                                 ----------------- --------------- --------------- --------------- ---------------- --------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment
     income (loss)                    $ 510,497     $   545,506     $    97,614     $   146,812     $   (260,625)     $  (65,185)
  Net realized gains (losses)           293,404          80,486         129,989         137,174          856,304         223,976
  Change in unrealized gains
     (losses) on investments        (10,363,114)      8,168,085      (5,258,536)      3,205,525       (6,622,827)     15,578,153
                                 ----------------- --------------- --------------- --------------- ---------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations               (9,559,213)      8,794,077      (5,030,933)      3,489,511       (6,027,148)     15,736,944
                                 ----------------- --------------- --------------- --------------- ---------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners            10,748,017      11,227,748       3,085,183       3,380,149       12,819,776      12,701,472
  Net transfers (including
     fixed account)                  10,346,518      10,714,964       5,620,538       1,960,678        7,818,929      10,823,101
  Contract charges                     (650,166)       (436,739)       (152,056)       (100,348)        (793,244)       (546,481)
  Transfers for contract
     benefits and terminations       (4,301,205)     (3,351,852)     (1,142,483)       (643,918)      (4,998,946)     (3,326,819)
                                 ----------------- --------------- --------------- --------------- ---------------- --------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions                  16,143,164      18,154,121       7,411,182       4,596,561       14,846,515      19,651,273
                                 ----------------- --------------- --------------- --------------- ---------------- --------------
     Net increase (decrease)
       in net assets                  6,583,951      26,948,198       2,380,249       8,086,072        8,819,367      35,388,217
NET ASSETS:
  Beginning of year                  88,905,025      61,956,827      20,866,196      12,780,124      107,174,849      71,786,632
                                 ----------------- --------------- --------------- --------------- ---------------- --------------
  End of year                      $ 95,488,976     $88,905,025     $23,246,445    $ 20,866,196    $ 115,994,216    $107,174,849
                                 ================= =============== =============== =============== ================ ==============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

           DWS GOVERNMENT &
          AGENCY SECURITIES    FIDELITY VIP EQUITY-INCOME         FIDELITY VIP GROWTH         FTVIPT TEMPLETON FOREIGN
                SUB-ACCOUNT                   SUB-ACCOUNT   OPPORTUNITIES SUB-ACCOUNT           SECURITIES SUB-ACCOUNT
--------------------------- ----------------------------- --------------------------- --------------------------------
     2011         2010           2011           2010           2011         2010            2011             2010
-------------- ------------ -------------- -------------- -------------- ------------ --------------- ----------------
   $ 25,200    $  31,179    $    39,895    $     3,159    $    (1,264)   $  (1,458)   $    106,223    $     158,201
     23,395        8,714        (98,309)      (352,626)         1,617      (12,221)         72,285         (424,093)
        680        7,316         17,700        917,227          1,725       34,375      (3,696,277)       2,528,688
-------------- ------------ -------------- -------------- -------------- ------------ --------------- ----------------
     49,275       47,209        (40,714)       567,760          2,078       20,696      (3,517,769)       2,262,796
-------------- ------------ -------------- -------------- -------------- ------------ --------------- ----------------
        890          796         24,902         25,863             --          500         307,337          249,004
    (33,688)      (3,069)       220,754       (224,848)        (2,557)     (27,203)       (880,799)        (232,884)
       (993)      (1,209)       (16,136)       (16,899)          (145)        (140)       (101,368)        (108,957)
    (95,013)     (85,614)      (321,849)      (542,280)       (18,100)     (30,509)     (3,349,513)      (2,480,470)
-------------- ------------ -------------- -------------- -------------- ------------ --------------- ----------------
   (128,804)     (89,096)       (92,329)      (758,164)       (20,802)     (57,352)     (4,024,343)      (2,573,307)
-------------- ------------ -------------- -------------- -------------- ------------ --------------- ----------------
    (79,529)     (41,887)      (133,043)      (190,404)       (18,724)     (36,656)     (7,542,112)        (310,511)
    880,629      922,516      4,614,949      4,805,353        109,119      145,775      33,779,312       34,089,823
-------------- ------------ -------------- -------------- -------------- ------------ --------------- ----------------
  $ 801,100    $ 880,629    $ 4,481,906    $ 4,614,949    $    90,395    $ 109,119    $ 26,237,200    $  33,779,312
============== ============ ============== ============== ============== ============ =============== ================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                 MIST AMERICAN FUNDS
                                 INVESCO V.I. INTERNATIONAL GROWTH               BALANCED ALLOCATION   MIST AMERICAN FUNDS BOND
                                                       SUB-ACCOUNT                       SUB-ACCOUNT                SUB-ACCOUNT
                                 --------------------------------- --------------------------------- --------------------------
                                       2011             2010             2011             2010            2011        2010
                                 ---------------- --------------- ---------------- ---------------- ------------- -------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment
     income (loss)                 $    (4,494)   $        39,176    $   (678,992)  $     (906,340) $     113,523  $    56,182
  Net realized gains (losses)          185,414             99,108       5,020,834        2,751,089        333,347      404,470
  Change in unrealized gains
     (losses) on investments          (736,747)           620,712     (12,867,506)      19,429,040        272,745      348,999
                                 ---------------- --------------- ---------------- ---------------- ------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                (555,827)           758,996      (8,525,664)      21,273,789        719,615      809,651
                                 ---------------- --------------- ---------------- ---------------- ------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners               52,743             55,509       4,152,092        6,633,885       267,956       274,410
  Net transfers (including
     fixed account)                   (448,230)          (149,257)      1,257,478       14,793,327      (389,176)    1,647,088
  Contract charges                     (22,740)           (24,201)     (2,171,228)      (1,862,475)     (184,352)     (166,501)
  Transfers for contract
     benefits and terminations        (675,807)          (672,782)    (11,691,711)      (7,131,215)     (999,706)   (1,749,662)
                                 ---------------- --------------- ---------------- ---------------- ------------- -------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions                 (1,094,034)          (790,731)     (8,453,369)      12,433,522    (1,305,278)        5,335
                                 ---------------- --------------- ---------------- ---------------- ------------- -------------
     Net increase (decrease)
       in net assets                (1,649,861)           (31,735)    (16,979,033)      33,707,311      (585,663)      814,986
NET ASSETS:
  Beginning of year                  7,768,778          7,800,513     235,131,655      201,424,344    18,209,023    17,394,037
                                 ---------------- --------------- ---------------- ---------------- ------------- -------------
  End of year                    $   6,118,917    $     7,768,778    $218,152,622     $235,131,655   $17,623,360   $18,209,023
                                 ================ =============== ================ ================ ============= =============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

             MIST AMERICAN FUNDS                                                                       MIST AMERICAN FUNDS
               GROWTH ALLOCATION    MIST AMERICAN FUNDS GROWTH             MIST AMERICAN FUNDS         MODERATE ALLOCATION
                     SUB-ACCOUNT                   SUB-ACCOUNT       INTERNATIONAL SUB-ACCOUNT                 SUB-ACCOUNT
----------------------------------- ---------------------------- ----------------------------- ---------------------------
       2011             2010            2011           2010           2011            2010           2011         2010
------------------ ---------------- -------------- ------------- --------------- ------------- -------------- ------------
$    (1,029,259)   $  (1,437,249)   $   (331,448)  $   (374,578) $    (12,062)   $   (116,815) $      (5,244) $    (26,921)
      3,797,516        1,598,470       1,524,742      1,515,733       581,888         411,997      3,628,743     1,600,204
    (16,869,802)      23,392,238      (2,727,836)     3,333,804    (3,003,350)        529,487     (5,421,780)    8,764,520
------------------ ---------------- -------------- ------------- --------------- ------------- -------------- ------------
    (14,101,545)      23,553,459      (1,534,542)     4,474,959    (2,433,524)        824,669     (1,798,281)   10,337,803
------------------ ---------------- -------------- ------------- --------------- ------------- -------------- ------------
      5,960,311        8,007,220         392,002        697,076       267,861         421,895      3,696,894     3,512,161
     (1,220,035)       8,120,518        (844,776)    (2,712,547)   (1,073,190)      1,328,690     (2,066,811)    4,768,071
     (2,102,968)      (1,832,943)       (250,542)      (233,877)     (144,501)       (133,608)    (1,309,028)   (1,228,154)
     (7,823,674)      (6,730,820)     (1,612,761)    (1,055,564)     (840,181)       (427,896)    (7,000,037)   (4,946,216)
------------------ ---------------- -------------- ------------- --------------- ------------- -------------- ------------
     (5,186,366)       7,563,975      (2,316,077)    (3,304,912)   (1,790,011)      1,189,081     (6,678,982)    2,105,862
------------------ ---------------- -------------- ------------- --------------- ------------- -------------- ------------
    (19,287,911)      31,117,434      (3,850,619)     1,170,047    (4,223,535)      2,013,750     (8,477,263)   12,443,665
    227,823,049      196,705,615      28,767,917     27,597,870    17,238,298      15,224,548    137,833,796   125,390,131
------------------ ---------------- -------------- ------------- --------------- ------------- -------------- ------------
$   208,535,138    $ 227,823,049    $ 24,917,298   $ 28,767,917  $ 13,014,763    $ 17,238,298  $ 129,356,533  $137,833,796
================== ================ ============== ============= =============== ============= ============== ============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                  MIST BLACKROCK
                                         MIST BLACKROCK HIGH YIELD                LARGE CAP CORE    MIST CLARION GLOBAL REAL ESTATE
                                                       SUB-ACCOUNT                   SUB-ACCOUNT                        SUB-ACCOUNT
                                 --------------------------------- ----------------------------- ----------------------------------
                                        2011            2010           2011           2010            2011               2010
                                 ----------------- --------------- -------------- -------------- --------------- ------------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment
     income (loss)               $      656,421    $    364,311    $    (2,790)   $      (441)   $    895,908    $     2,505,765
  Net realized gains (losses)           473,547       2,311,912         34,316           (154)       (998,539)        (2,014,043)
  Change in unrealized gains
     (losses) on investments           (951,229)       (219,602)      (120,141)       246,318      (2,380,733)         4,448,699
                                 ----------------- --------------- -------------- -------------- --------------- ------------------
     Net increase (decrease)
       in net assets resulting
       from operations                  178,739       2,456,621        (88,615)       245,723      (2,483,364)         4,940,421
                                 ----------------- --------------- -------------- -------------- --------------- ------------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners               616,594         800,656      1,531,036        732,988         804,309            578,124
  Net transfers (including
     fixed account)                  (2,142,106)      3,513,861      1,282,798        974,603         856,077         (1,580,767)
  Contract charges                      (93,259)       (163,518)       (23,846)        (7,983)       (153,934)          (158,062)
  Transfers for contract
     benefits and terminations       (1,014,270)       (928,948)       (89,330)       (71,450)     (3,443,092)        (2,980,954)
                                 ----------------- --------------- -------------- -------------- --------------- ------------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions                  (2,633,041)      3,222,051      2,700,658      1,628,158      (1,936,640)        (4,141,659)
                                 ----------------- --------------- -------------- -------------- --------------- ------------------
     Net increase (decrease)
       in net assets                 (2,454,302)      5,678,672      2,612,043      1,873,881      (4,420,004)           798,762
NET ASSETS:
  Beginning of year                  14,888,941       9,210,269      2,642,554        768,673      38,697,331         37,898,569
                                 ----------------- --------------- -------------- -------------- --------------- ------------------
  End of year                    $   12,434,639    $ 14,888,941    $ 5,254,597    $ 2,642,554    $ 34,277,327    $    38,697,331
                                 ================= =============== ============== ============== =============== ==================

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MIST DREMAN SMALL CAP VALUE     MIST GOLDMAN SACHS MID CAP          MIST HARRIS OAKMARK       MIST INVESCO SMALL CAP
                SUB-ACCOUNT              VALUE SUB-ACCOUNT    INTERNATIONAL SUB-ACCOUNT          GROWTH SUB-ACCOUNT
--------------------------- ------------------------------ ---------------------------- ------------------------------
    2011          2010            2011          2010           2011            2010          2011             2010
-------------- ------------  -------------- -------------- -------------- -------------- --------------- --------------
$    38,240    $    (9,591)  $    (221,077) $    (123,099)  $ (1,108,781)  $    167,300  $    (844,860)  $     (833,636)
     89,596         70,649         (92,147)      (742,619)      (347,943)    (1,899,202)     2,217,966         (276,970)
   (948,022)       808,864      (1,096,325)     4,491,386     (8,743,257)    10,813,402     (2,251,368)      12,507,436
-------------- ------------  -------------- --------------  -------------- -------------  --------------- --------------
   (820,186)       869,922      (1,409,549)     3,625,668    (10,199,981)     9,081,500       (878,262)      11,396,830
-------------- ------------  -------------- --------------  -------------- -------------  --------------- --------------
  1,078,029        902,574         180,643         80,163        653,108        645,853        457,309          396,472
  1,178,908        639,323        (555,904)      (869,776)    (1,686,285)    (2,713,140)    (2,838,958)      (5,222,308)
    (38,707)       (24,626)        (84,480)       (81,677)      (319,013)      (326,902)      (233,964)        (243,924)
   (259,961)      (200,802)     (1,325,329)    (1,756,227)    (4,919,314)    (4,558,873)    (5,161,393)      (3,600,519)
-------------- ------------  -------------- -------------- -------------- -------------- --------------- --------------
  1,958,269      1,316,469      (1,785,070)    (2,627,517)    (6,271,504)    (6,953,062)    (7,777,006)      (8,670,279)
-------------- ------------  -------------- -------------- -------------- -------------- --------------- --------------
  1,138,083      2,186,391      (3,194,619)       998,151    (16,471,485)     2,128,438     (8,655,268)       2,726,551
  5,987,971      3,801,580      19,465,973     18,467,822     71,132,973     69,004,535     55,371,461       52,644,910
-------------- ------------  -------------- --------------  -------------- ------------- --------------- --------------
$ 7,126,054    $ 5,987,971    $ 16,271,354  $  19,465,973   $ 54,661,488   $ 71,132,973   $ 46,716,193   $   55,371,461
============== ============  ============== ==============  ============== ============= =============== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                             MIST LEGG MASON CLEARBRIDGE
                                         MIST JANUS FORTY             MIST LAZARD MID CAP              AGGRESSIVE GROWTH
                                              SUB-ACCOUNT                     SUB-ACCOUNT                    SUB-ACCOUNT
                                 --------------------------- ------------------------------- ----------------------------
                                      2011        2010 (a)        2011            2010             2011          2010
                                 -------------- ------------ --------------- --------------- -------------- -------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment
     income (loss)                 $    (229)   $  (1,683)   $   (297,807)   $   (225,424)   $  (1,161,537) $   (934,109)
  Net realized gains (losses)           (681)         229        (846,650)     (1,757,204)       1,122,913    (1,022,811)
  Change in unrealized gains
     (losses) on investments         (73,873)      26,758      (2,002,926)     10,942,867         (746,623)   14,147,287
                                 -------------- ------------ --------------- --------------- -------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations               (74,783)      25,304      (3,147,383)      8,960,239         (785,247)   12,190,367
                                 -------------- ------------ --------------- --------------- -------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners              9,390        8,142       1,507,852       1,230,929          866,764       503,188
  Net transfers (including
     fixed account)                  595,006      410,037         170,075        (748,486)      17,074,217    (3,018,563)
  Contract charges                    (7,855)      (1,301)       (178,126)       (152,551)        (302,220)     (241,255)
  Transfers for contract
     benefits and terminations       (35,479)      (3,551)     (3,990,191)     (3,817,931)      (7,660,669)   (4,843,182)
                                 -------------- ------------ --------------- --------------- -------------- -------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions                  561,062      413,327      (2,490,390)     (3,488,039)       9,978,092    (7,599,812)
                                 -------------- ------------ --------------- --------------- -------------- -------------
     Net increase (decrease)
       in net assets                 486,279      438,631      (5,637,773)      5,472,200        9,192,845     4,590,555
NET ASSETS:
  Beginning of year                  438,631           --      50,499,503      45,027,303       65,664,571    61,074,016
                                 -------------- ------------ --------------- --------------- -------------- -------------
  End of year                    $  924,910     $ 438,631    $ 44,861,730    $ 50,499,503    $  74,857,416  $ 65,664,571
                                 ============== ============ =============== =============== ============== =============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                                                                  MIST MET/EATON
MIST LOOMIS SAYLES GLOBAL MARKETS    MIST LORD ABBETT BOND DEBENTURE    MIST LORD ABBETT MID CAP VALUE       VANCE FLOATING RATE
                      SUB-ACCOUNT                        SUB-ACCOUNT                       SUB-ACCOUNT               SUB-ACCOUNT
--------------------------------- ---------------------------------- --------------------------------- -------------------------
       2011            2010             2011              2010             2011             2010            2011       2010 (a)
----------------- --------------- ---------------- ----------------- ---------------- ---------------- -------------- ----------
$      120,174    $    172,291    $  12,899,459    $   14,010,235    $  (1,351,736)   $  (1,211,808)   $    12,755    $  (4,489)
       522,071        (180,088)       3,026,355         1,536,366       (4,272,147)     (11,968,952)         2,943          828
      (980,259)      1,853,240       (7,327,993)       15,031,631       (3,532,119)      57,610,182        (11,391)      21,695
----------------- --------------- ---------------- ----------------- ---------------- ---------------- -------------- ----------
      (338,014)      1,845,443        8,597,821        30,578,232       (9,156,002)      44,429,422          4,307       18,034
----------------- --------------- ---------------- ----------------- ---------------- ---------------- -------------- ----------
       566,727         300,745        4,573,535         4,224,878        4,962,818        4,517,169         34,896           --
    (2,835,897)      4,153,080      (10,453,712)       (5,173,825)      (7,489,126)      (6,989,027)     1,797,459       816,724
      (102,755)        (70,530)        (869,781)         (879,385)        (723,913)        (675,712)       (13,101)        (844)
      (500,078)       (658,301)     (29,193,138)      (27,975,240)     (21,427,437)     (18,966,129)      (451,764)     (13,961)
----------------- --------------- ---------------- ----------------- ---------------- ---------------- -------------- ----------
    (2,872,003)      3,724,994      (35,943,096)      (29,803,572)     (24,677,658)     (22,113,699)     1,367,490       801,919
----------------- --------------- ---------------- ----------------- ---------------- ---------------- -------------- ----------
    (3,210,017)      5,570,437      (27,345,275)          774,660      (33,833,660)      22,315,723      1,371,797       819,953
    15,232,698       9,662,261      281,708,830       280,934,170      221,952,624      199,636,901        819,953            --
----------------- --------------- ---------------- ----------------- ---------------- ---------------- -------------- ----------
$   12,022,681    $ 15,232,698    $ 254,363,555    $  281,708,830    $ 188,118,964    $ 221,952,624    $ 2,191,750    $  819,953
================= =============== ================ ================= ================ ================ ============== ==========

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                       MIST
                               MET/FRANKLIN                                                     MIST MET/FRANKLIN
                               LOW DURATION                                                             TEMPLETON
                               TOTAL RETURN       MIST MET/FRANKLIN MUTUAL SHARES               FOUNDING STRATEGY
                                SUB-ACCOUNT                           SUB-ACCOUNT                     SUB-ACCOUNT
                               ----------------- -------------------------------- -------------------------------
                                    2011 (b)            2011            2010             2011           2010
                               ----------------- ---------------- --------------- ---------------- --------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment
     income (loss)               $    (55,363)   $   1,922,864    $   (760,955)   $   1,005,147    $  (1,658,391)
  Net realized gains (losses)          (1,428)       6,221,592       1,072,750        2,954,734        1,153,192
  Change in unrealized gains
     (losses) on investments          (82,462)      (9,892,606)      7,931,241       (8,703,561)      13,638,019
                               ----------------- ---------------- --------------- ---------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations               (139,253)      (1,748,150)      8,243,036       (4,743,680)      13,132,820
                               ----------------- ---------------- --------------- ---------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners           2,985,129       12,670,853      11,885,143        7,083,271        7,109,943
  Net transfers (including
     fixed account)                 8,263,968        9,335,351      18,308,930        1,354,429       14,978,779
  Contract charges                    (16,685)        (738,089)       (484,048)      (1,462,039)      (1,208,890)
  Transfers for contract
     benefits and terminations       (267,657)      (4,415,328)     (2,564,020)      (8,636,538)      (6,343,795)
                               ----------------- ---------------- --------------- ---------------- --------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions                10,964,755       16,852,787      27,146,005       (1,660,877)      14,536,037
                               ----------------- ---------------- --------------- ---------------- --------------
     Net increase (decrease)
       in net assets               10,825,502       15,104,637      35,389,041       (6,404,557)      27,668,857
NET ASSETS:
  Beginning of year                        --       97,287,113      61,898,072      166,052,572      138,383,715
                               ----------------- ---------------- --------------- ---------------- --------------
  End of year                  $   10,825,502    $ 112,391,750    $ 97,287,113    $ 159,648,015    $ 166,052,572
                               ================= ================ =============== ================ ==============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                        MIST
                                               MET/TEMPLETON
     MIST MET/TEMPLETON GROWTH            INTERNATIONAL BOND    MIST METLIFE AGGRESSIVE STRATEGY  MIST METLIFE BALANCED STRATEGY
                   SUB-ACCOUNT                   SUB-ACCOUNT                         SUB-ACCOUNT                     SUB-ACCOUNT
--------------------------------- ----------------------------- --------------------------------- -------------------------------
       2011            2010           2011           2010             2011               2010           2011             2010
----------------- --------------- -------------- -------------- ---------------- ---------------- ---------------- --------------
  $    (14,620)   $     18,671    $   164,770    $    (9,294)   $    (785,581)   $      (632,320) $    7,138,960   $   14,651,151
       139,677          95,968         (7,634)        19,679        2,972,648              6,101       2,534,556       (1,548,947)
    (3,241,046)        758,093       (284,456)       100,395      (15,103,733)        25,873,873     (86,225,082)     225,546,016
----------------- --------------- -------------- -------------- ---------------- ---------------- ---------------- --------------
    (3,115,989)        872,732       (127,320)       110,780      (12,916,666)        25,247,654     (76,551,566)     238,648,220
----------------- --------------- -------------- -------------- ---------------- ---------------- ---------------- --------------
     1,476,073       1,884,993        966,370        845,132        4,977,927          3,159,189     206,467,766      157,506,365
    12,964,561       1,817,393      1,585,979        948,483      (11,328,811)        (3,617,341)    143,460,229      180,497,209
       (99,034)        (46,762)       (28,607)        (7,561)        (915,522)          (914,104)    (17,052,545)     (13,309,093)
    (1,489,209)       (510,140)      (189,319)       (30,132)      (9,636,138)        (7,079,427)   (142,955,674)    (105,008,483)
----------------- --------------- -------------- -------------- ---------------- ---------------- ---------------- --------------
    12,852,391       3,145,484      2,334,423      1,755,922      (16,902,544)        (8,451,683)    189,919,776      219,685,998
----------------- --------------- -------------- -------------- ---------------- ---------------- ---------------- --------------
     9,736,402       4,018,216      2,207,103      1,866,702      (29,819,210)        16,795,971     113,368,210      458,334,218
    12,725,815       8,707,599      2,069,263        202,561      198,100,052        181,304,081   2,318,147,547    1,859,813,329
----------------- --------------- -------------- -------------- ---------------- ---------------- ---------------- --------------
$   22,462,217    $ 12,725,815    $ 4,276,366    $ 2,069,263    $ 168,280,842    $   198,100,052  $2,431,515,757   $2,318,147,547
================= =============== ============== ============== ================ ================ ================ ==============


The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                 MIST METLIFE DEFENSIVE STRATEGY      MIST METLIFE GROWTH STRATEGY  MIST METLIFE MODERATE STRATEGY
                                                     SUB-ACCOUNT                       SUB-ACCOUNT                     SUB-ACCOUNT
                                 ---------------------------------- ------------------------------- -------------------------------
                                        2011            2010             2011             2010           2011             2010
                                 ---------------- ----------------- --------------- --------------- -------------- ----------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment
     income (loss)                 $   2,910,513    $  5,674,560    $     945,935    $   3,422,859     $4,249,339     $  8,387,493
  Net realized gains (losses)          5,227,993       2,438,674        1,502,121      (14,030,256)     1,948,603         (417,176)
  Change in unrealized gains
     (losses) on investments          (6,722,045)     24,044,178      (82,847,615)     206,601,938    (20,000,610)      70,879,804
                                 ---------------- --------------- --------------- ---------------- -------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from operations                 1,416,461      32,157,412      (80,399,559)     195,994,541    (13,802,668)      78,850,121
                                 ---------------- --------------- --------------- ---------------- -------------- ----------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners             14,663,114      15,705,604       22,098,420       28,881,370     60,063,643       53,039,633
  Net transfers (including
     fixed account)                   33,894,594      47,675,436      (36,883,018)     (29,250,961)    72,873,918       76,026,421
  Contract charges                    (2,558,879)     (2,289,031)     (11,491,699)     (11,134,561)    (6,142,026)      (4,780,211)
  Transfers for contract
     benefits and terminations       (25,254,156)    (23,805,311)     (88,536,236)     (72,428,024)   (56,409,300)     (40,585,304)
                                 ---------------- --------------- --------------- ---------------- -------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions                   20,744,673      37,286,698     (114,812,533)     (83,932,176)    70,386,235       83,700,539
                                 ---------------- --------------- --------------- ---------------- -------------- ----------------
     Net increase (decrease)
       in net assets                  22,161,134      69,444,110     (195,212,092)     112,062,365     56,583,567      162,550,660
NET ASSETS:
  Beginning of year                  383,256,299     313,812,189    1,619,862,396    1,507,800,031    840,358,813      677,808,153
                                 ---------------- --------------- --------------- ---------------- -------------- ----------------
  End of year                    $   405,417,433    $383,256,299   $1,424,650,304   $1,619,862,396  $ 896,942,380    $ 840,358,813
                                 ================ =============== =============== ================ ============== ================

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                                  MIST MORGAN STANLEY     MIST OPPENHEIMER CAPITAL
MIST MFS EMERGING MARKETS EQUITY      MIST MFS RESEARCH INTERNATIONAL                  MID CAP GROWTH                 APPRECIATION
                     SUB-ACCOUNT                          SUB-ACCOUNT                     SUB-ACCOUNT                  SUB-ACCOUNT
---------------------------------- ---------------------------------- ------------------------------- ----------------------------
       2011             2010             2011              2010            2011            2010             2011          2010
--------------- ------------------ ---------------- ----------------- --------------- --------------- -------------- -------------
$       31,586    $     (261,078)  $     816,414    $      481,171    $   (346,021)   $   (646,831)   $  (1,107,121) $   (851,810)
     1,043,498          (900,354)     (1,702,270)       (3,615,863)      3,959,318         510,376       (3,212,185)   (4,505,723)
   (13,599,933)       12,713,028     (15,529,203)       16,313,902      (8,715,853)     16,393,905        2,250,709    11,631,099
--------------- ------------------ ---------------- ----------------- --------------- --------------- -------------- -------------
   (12,524,849)       11,551,596     (16,415,059)       13,179,210      (5,102,556)     16,257,450       (2,068,597)    6,273,566
--------------- ------------------ ---------------- ----------------- --------------- --------------- -------------- -------------
     2,815,191         3,334,914       4,534,435         4,392,739       4,109,362       3,407,394          970,284     1,228,121
    (4,774,773)        6,794,458       3,338,928         1,748,970         289,062       1,517,081       (3,002,053)   (2,846,076)
      (309,802)         (260,810)       (479,704)         (443,562)       (225,960)       (170,282)        (300,220)     (309,192)
    (4,440,420)       (3,092,430)    (13,182,963)      (10,842,371)     (6,457,178)     (4,983,156)      (8,186,838)   (6,696,580)
--------------- ------------------ ---------------- ----------------- --------------- --------------- -------------- -------------
    (6,709,804)        6,776,132      (5,789,304)       (5,144,224)     (2,284,714)       (228,963)     (10,518,827)   (8,623,727)
--------------- ------------------ ---------------- ----------------- --------------- --------------- -------------- -------------
   (19,234,653)       18,327,728     (22,204,363)        8,034,986      (7,387,270)     16,028,487      (12,587,424)   (2,350,161)
    71,913,866        53,586,138     146,069,481       138,034,495      68,961,080      52,932,593       88,337,908    90,688,069
--------------- ------------------ ---------------- ----------------- --------------- --------------- -------------- -------------
$   52,679,213     $  71,913,866    $123,865,118     $ 146,069,481     $61,573,810     $68,961,080     $ 75,750,484  $ 88,337,908
=============== ================== ================ ================= =============== =============== ============== =============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                            MIST PIMCO INFLATION
                                                  PROTECTED BOND           MIST PIMCO TOTAL RETURN              MIST PIONEER FUND
                                                     SUB-ACCOUNT                       SUB-ACCOUNT                    SUB-ACCOUNT
                                 ---------------------------------- --------------------------------- ------------------------------
                                            2011            2010             2011             2010            2011           2010
                                 ------------------ --------------- ---------------- ---------------- --------------- --------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment
     income (loss)                   $   201,481     $   672,765     $  7,824,763     $ 11,382,503     $     8,113     $   (318,516)
  Net realized gains (losses)          5,633,754       2,686,846       19,041,691        7,546,880       3,300,675        2,514,220
  Change in unrealized gains
     (losses) on investments           4,000,963       1,700,768      (16,779,763)      13,858,080      (8,687,609)      10,849,380
                                 ------------------ --------------- ---------------- ---------------- --------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                 9,836,198       5,060,379       10,086,691       32,787,463      (5,378,821)      13,045,084
                                 ------------------ --------------- ---------------- ---------------- --------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners              7,580,020       6,725,092       30,393,401       28,923,346       2,800,393        1,776,234
  Net transfers (including
     fixed account)                    8,427,316      13,278,499       50,814,763       28,053,322         907,609         (841,529)
  Contract charges                      (692,387)       (523,088)      (3,024,470)      (2,441,704)       (248,554)        (227,780)
  Transfers for contract
     benefits and terminations        (8,709,504)     (6,343,352)     (42,664,316)     (38,186,032)     (9,757,613)      (9,033,702)
                                 ------------------ --------------- ---------------- ---------------- --------------- --------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions                    6,605,445      13,137,151       35,519,378       16,348,932      (6,298,165)      (8,326,777)
                                 ------------------ --------------- ---------------- ---------------- --------------- --------------
     Net increase (decrease)
       in net assets                  16,441,643      18,197,530       45,606,069       49,136,395     (11,676,986)       4,718,307
NET ASSETS:
  Beginning of year                   97,212,565      79,015,035      512,523,271      463,386,876     100,019,549       95,301,242
                                 ------------------ --------------- ---------------- ---------------- --------------- --------------
  End of year                    $   113,654,208     $97,212,565     $558,129,340     $512,523,271     $88,342,563    $ 100,019,549
                                 ================== =============== ================ ================ =============== ==============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MIST PIONEER STRATEGIC INCOME    MIST RAINIER LARGE CAP EQUITY     MIST RCM TECHNOLOGY            MIST SSGA GROWTH AND INCOME
                  SUB-ACCOUNT                      SUB-ACCOUNT             SUB-ACCOUNT                        ETF SUB-ACCOUNT
-------------------------------- -------------------------------- ------------------------------- ----------------------------
        2011           2010           2011              2010            2011           2010             2011           2010
----------------- -------------- -------------- ----------------- --------------- --------------- --------------- ------------
  $    361,175     $  258,842     $  (91,602)    $     (50,358)   $   (280,451)   $   (267,598)   $     591,525   $   (61,726)
       237,358         86,109        641,798           (41,656)        271,230          68,705        2,818,227        81,987
      (349,362)       420,630       (452,954)          754,783      (2,402,373)      3,531,432       (3,865,493)   11,069,034
----------------- -------------- -------------- ----------------- --------------- --------------- --------------- ------------
       249,171        765,581         97,242           662,769      (2,411,594)      3,332,539         (455,741)   11,089,295
----------------- -------------- -------------- ----------------- --------------- --------------- --------------- ------------
       705,052        878,387        101,338            83,609          66,402          90,266       14,724,211    11,211,386
     2,555,715      2,517,752     (6,752,012)        6,913,170         734,317        (266,467)      18,001,121    23,869,909
       (52,170)       (26,765)       (64,173)          (29,111)        (70,559)        (63,061)      (1,036,669)     (697,684)
      (578,439)      (252,738)       (52,507)         (237,668)     (1,354,728)       (840,851)      (6,163,017)   (3,947,751)
----------------- -------------- -------------- ----------------- --------------- --------------- --------------- ------------
     2,630,158      3,116,636     (6,767,354)        6,730,000        (624,568)     (1,080,113)      25,525,646    30,435,860
----------------- -------------- -------------- ----------------- --------------- --------------- --------------- ------------
     2,879,329      3,882,217     (6,670,112)        7,392,769      (3,036,162)      2,252,426       25,069,905    41,525,155
     9,868,843      5,986,626     12,401,428         5,008,659      13,671,946      11,419,520      124,729,784    83,204,629
----------------- -------------- -------------- ----------------- --------------- --------------- --------------- ------------
  $ 12,748,172     $9,868,843    $ 5,731,316     $  12,401,428     $10,635,784     $13,671,946     $149,799,689   $124,729,784
================= ============== ============== ================= =============== =============== =============== ============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                             MIST SSGA GROWTH ETF     MIST T. ROWE PRICE LARGE           MIST T. ROWE PRICE MID CAP
                                                      SUB-ACCOUNT        CAP VALUE SUB-ACCOUNT                   GROWTH SUB-ACCOUNT
                                 -------------------------------- ---------------------------------- ------------------------------
                                       2011            2010            2011             2010             2011             2010
                                 ---------------- --------------- ---------------- ----------------- --------------- --------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment
     income (loss)               $       55,974   $      13,653    $  (3,820,138)   $  (1,404,014)    $ (1,267,671)  $  (1,249,977)
  Net realized gains (losses)           481,980         (59,054)     (10,178,952)     (16,685,631)       6,226,330       1,120,474
  Change in unrealized gains
     (losses) on investments         (2,276,164)      4,696,964      (19,581,275)     115,120,516       (7,042,183)     18,396,030
                                 ---------------- --------------- ---------------- ----------------- --------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations               (1,738,210)      4,651,563      (33,580,365)      97,030,871       (2,083,524)     18,266,527
                                 ---------------- --------------- ---------------- ----------------- --------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners             1,002,534       1,792,718        7,380,842        8,968,587          718,468         682,299
  Net transfers (including
     fixed account)                   5,063,989       6,528,036      (16,017,947)      (6,131,544)      (7,898,515)     (4,291,838)
  Contract charges                     (319,941)       (231,837)      (1,743,383)      (1,716,375)        (393,009)       (391,983)
  Transfers for contract
     benefits and terminations       (2,593,771)     (1,604,141)     (67,483,258)     (65,110,659)      (7,416,227)     (5,161,793)
                                 ---------------- --------------- ---------------- ----------------- --------------- --------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions                   3,152,811       6,484,776      (77,863,746)     (63,989,991)     (14,989,283)     (9,163,315)
                                 ---------------- --------------- ---------------- ----------------- --------------- --------------
     Net increase (decrease)
       in net assets                  1,414,601      11,136,339     (111,444,111)      33,040,880      (17,072,807)      9,103,212
NET ASSETS:
  Beginning of year                  46,397,024      35,260,685      702,128,967      669,088,087       86,739,534      77,636,322
                                 ---------------- --------------- ---------------- ----------------- --------------- --------------
  End of year                    $   47,811,625   $  46,397,024   $  590,684,856   $  702,128,967    $  69,666,727   $  86,739,534
                                 ================ =============== ================ ================= =============== ==============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

   MIST THIRD AVENUE SMALL CAP VALUE     MIST TURNER MID CAP GROWTH         MIST VAN KAMPEN COMSTOCK      MSF ARTIO INTERNATIONAL
                         SUB-ACCOUNT                    SUB-ACCOUNT                      SUB-ACCOUNT            STOCK SUB-ACCOUNT
------------------------------------ ------------------------------ -------------------------------- ----------------------------
          2011               2010           2011            2010            2011             2010           2011         2010
----------------- ------------------ -------------- --------------- --------------- ---------------- -------------- -------------
 $    (312,414)     $    (261,454)   $  (191,018)   $   (185,532)   $     67,025    $     380,487    $     8,039    $     (3,722)
       560,999           (908,829)       422,475         (20,455)       (199,664)        (527,373)      (178,940)       (216,766)
    (6,154,154)        10,888,666     (1,186,084)      2,677,088      (2,369,229)      12,138,266     (1,147,230)        540,441
----------------- ------------------ -------------- --------------- --------------- ---------------- -------------- -------------
    (5,905,569)         9,718,383       (954,627)      2,471,101      (2,501,868)      11,991,380     (1,318,131)        319,953
----------------- ------------------ -------------- --------------- --------------- ---------------- -------------- -------------
       479,512            751,847        129,977         143,601       5,780,208        5,752,285         13,379          96,266
    (6,223,582)         2,433,808       (558,430)     (1,321,044)      1,739,008        6,358,165         89,169          32,389
      (283,266)          (286,658)       (63,762)        (66,895)       (460,904)        (360,651)       (27,073)        (30,663)
    (4,757,773)        (4,011,504)      (855,380)       (654,789)     (7,814,318)      (6,794,551)      (460,412)       (425,189)
----------------- ------------------ -------------- --------------- --------------- ---------------- -------------- -------------
   (10,785,109)        (1,112,507)    (1,347,595)     (1,899,127)       (756,006)       4,955,248       (384,937)       (327,197)
----------------- ------------------ -------------- --------------- --------------- ---------------- -------------- -------------
   (16,690,678)         8,605,876     (2,302,222)        571,974      (3,257,874)      16,946,628     (1,703,068)         (7,244)
    66,822,076         58,216,200     12,006,155      11,434,181     101,320,183       84,373,555      6,585,095       6,592,339
----------------- ------------------ -------------- --------------- --------------- ---------------- -------------- -------------
$   50,131,398     $   66,822,076     $9,703,933     $12,006,155     $98,062,309     $101,320,183     $4,882,027     $ 6,585,095
================= ================== ============== =============== =============== ================ ============== =============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                  MSF BARCLAYS CAPITAL AGGREGATE                                MSF BLACKROCK LEGACY LARGE CAP
                                                      BOND INDEX      MSF BLACKROCK BOND INCOME                         GROWTH
                                                     SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
                                 ------------------------------- ------------------------------ ------------------------------
                                        2011            2010          2011            2010           2011          2010
                                 ---------------- -------------- --------------- --------------- --------------- -------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment
     income (loss)                  $   27,533     $     39,794   $ 2,332,346     $ 1,769,351    $  (119,620)   $    (106,231)
  Net realized gains (losses)           10,441           19,060       235,339          78,661        569,218          335,807
  Change in unrealized gains
     (losses) on investments            65,450           19,410     1,909,204       2,516,183     (1,586,810)       1,425,137
                                 ---------------- -------------- --------------- --------------- --------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                 103,424           78,264     4,476,889       4,364,195     (1,137,212)       1,654,713
                                 ---------------- -------------- --------------- --------------- --------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners               27,105           10,208     8,705,157       8,845,817        651,747          550,113
  Net transfers (including
     fixed account)                    753,471          612,238     4,300,825      10,516,932        895,577          442,243
  Contract charges                     (16,215)         (20,132)     (487,026)       (321,326)       (32,680)         (20,602)
  Transfers for contract
     benefits and terminations         (90,188)        (135,539)   (5,815,061)     (4,828,426)    (1,244,995)      (1,083,349)
                                 ---------------- -------------- --------------- --------------- --------------- -------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions                    674,173          466,775     6,703,895      14,212,997        269,649         (111,595)
                                 ---------------- -------------- --------------- --------------- --------------- -------------
     Net increase (decrease)
       in net assets                   777,597          545,039    11,180,784      18,577,192       (867,563)       1,543,118
NET ASSETS:
  Beginning of year                  1,975,112        1,430,073    78,335,454      59,758,262     10,802,846        9,259,728
                                 ---------------- -------------- --------------- --------------- --------------- -------------
  End of year                    $   2,752,709     $  1,975,112   $89,516,238     $78,335,454    $ 9,935,283      $10,802,846
                                 ================ ============== =============== =============== =============== =============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                                                               MSF LOOMIS SAYLES
      MSF BLACKROCK MONEY MARKET           MSF DAVIS VENTURE VALUE             MSF JENNISON GROWTH              SMALL CAP GROWTH
                     SUB-ACCOUNT                       SUB-ACCOUNT                     SUB-ACCOUNT                   SUB-ACCOUNT
--------------------------------- --------------------------------- ------------------------------- -----------------------------
        2011            2010            2011             2010            2011            2010            2011          2010
----------------- --------------- ---------------- ---------------- --------------- --------------- --------------- -------------
$    (2,017,316)  $  (2,436,873)  $    (858,644)   $  (1,186,665)   $   (846,025)   $   (643,800)   $   (191,732)   $   (171,760)
             --              --       3,568,194          708,830       1,242,184          45,180         284,182        (343,071)
             --              --     (14,769,014)      22,493,532        (926,737)      5,500,207         240,802       4,414,802
----------------- --------------- ---------------- ---------------- --------------- --------------- --------------- -------------
     (2,017,316)     (2,436,873)    (12,059,464)      22,015,697        (530,578)      4,901,587         333,252       3,899,971
----------------- --------------- ---------------- ---------------- --------------- --------------- --------------- -------------
      3,618,153       3,839,854       4,778,474        5,025,250         527,392         565,561         383,667         385,938
     49,526,693     (17,430,090)     (8,829,576)       2,419,910      (1,933,052)     (1,125,863)       (767,308)       (941,997)
       (777,279)       (887,934)     (1,048,236)      (1,014,669)       (257,169)       (254,494)        (72,544)        (60,386)
    (46,278,556)    (35,413,836)    (18,728,811)     (16,140,067)     (4,894,909)     (3,526,724)     (1,209,445)       (967,415)
----------------- --------------- ---------------- ---------------- --------------- --------------- --------------- -------------
      6,089,011     (49,892,006)    (23,828,149)      (9,709,576)     (6,557,738)     (4,341,520)     (1,665,630)     (1,583,860)
----------------- --------------- ---------------- ---------------- --------------- --------------- --------------- -------------
      4,071,695     (52,328,879)    (35,887,613)      12,306,121      (7,088,316)        560,067      (1,332,378)      2,316,111
    126,563,583     178,892,462     239,139,043      226,832,922      56,877,740      56,317,673      16,497,569      14,181,458
----------------- --------------- ---------------- ---------------- --------------- --------------- --------------- -------------
$   130,635,278   $ 126,563,583   $ 203,251,430    $ 239,139,043    $ 49,789,424    $ 56,877,740    $ 15,165,191    $ 16,497,569
================= =============== ================ ================ =============== =============== =============== =============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                         MSF MET/DIMENSIONAL
                                                                               INTERNATIONAL                 MSF METLIFE
                                  MSF MET/ARTISAN MID CAP VALUE                SMALL COMPANY         MID CAP STOCK INDEX
                                                    SUB-ACCOUNT                  SUB-ACCOUNT                 SUB-ACCOUNT
                                 ------------------------------ ---------------------------- ---------------------------
                                       2011            2010          2011          2010           2011           2010
                                 --------------- -------------- ------------- -------------- --------------- -----------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment
     income (loss)               $     (387,168) $   (462,408)  $     22,452   $     (4,052)   $   (17,020)  $  (7,061)
  Net realized gains (losses)        (1,580,904)   (3,309,852)       207,609        114,130         82,393      15,873
  Change in unrealized gains
     (losses) on investments          3,912,878     8,609,340       (662,509)       203,930       (112,251)    130,940
                                 --------------- -------------- ------------- -------------- --------------- -----------
     Net increase (decrease)
       in net assets resulting
       from operations                1,944,806     4,837,080       (432,448)       314,008        (46,878)    139,752
                                 --------------- -------------- ------------- -------------- --------------- -----------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners               308,546       268,401        213,611         97,857         18,026       4,827
  Net transfers (including
     fixed account)                  (2,196,919)   (3,388,981)       505,703        843,707      1,156,050     466,111
  Contract charges                     (185,668)     (191,789)       (13,315)        (7,392)        (8,216)     (3,814)
  Transfers for contract
     benefits and terminations       (3,153,953)   (2,732,738)      (128,648)      (225,602)       (68,482)   (156,382)
                                 --------------- -------------- ------------- -------------- --------------- -----------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions                  (5,227,994)   (6,045,107)       577,351        708,570      1,097,378     310,742
                                 --------------- -------------- ------------- -------------- --------------- -----------
     Net increase (decrease)
       in net assets                 (3,283,188)   (1,208,027)       144,903      1,022,578      1,050,500     450,494
NET ASSETS:
  Beginning of year                  41,776,284    42,984,311      2,210,341      1,187,763        972,206     521,712
                                 --------------- -------------- ------------- -------------- --------------- -----------
  End of year                    $   38,493,096  $ 41,776,284   $  2,355,244   $  2,210,341    $ 2,022,706   $ 972,206
                                 =============== ============== ============= ============== =============== ===========

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

       MSF METLIFE STOCK INDEX             MSF MFS TOTAL RETURN                   MSF MFS VALUE     MSF MORGAN STANLEY EAFE INDEX
                   SUB-ACCOUNT                      SUB-ACCOUNT                     SUB-ACCOUNT                       SUB-ACCOUNT
--------------------------------- -------------------------------- ------------------------------- ------------------------------
        2011            2010            2011             2010            2011            2010           2011              2010
----------------- --------------- --------------- ---------------- --------------- --------------- -------------- ---------------
  $    (46,257)   $    (12,553)   $  1,568,383    $   1,724,797    $    112,683    $     26,591    $     6,814    $        3,186
       111,850      (1,337,622)       (250,331)        (654,707)        161,506          36,456         13,619            (2,884)
       246,815       5,123,908        (101,683)       6,970,796        (368,960)      2,472,883       (140,700)           37,316
----------------- --------------- --------------- ---------------- --------------- --------------- -------------- ---------------
       312,408       3,773,733       1,216,369        8,040,886         (94,771)      2,535,930       (120,267)           37,618
----------------- --------------- --------------- ---------------- --------------- --------------- -------------- ---------------
       410,067         439,939       4,399,473        4,343,670       6,652,509       5,174,667          7,123               170
     1,189,114         (99,394)      1,293,742        4,724,046       7,941,574       8,447,040        217,651           292,194
      (163,338)       (163,526)       (392,059)        (320,043)       (195,469)        (92,345)        (2,927)           (2,331)
    (2,333,513)     (2,208,367)     (9,369,061)      (7,730,968)     (1,503,895)       (864,235)        (9,207)         (154,773)
----------------- --------------- --------------- ---------------- --------------- --------------- -------------- ---------------
      (897,670)     (2,031,348)     (4,067,905)       1,016,705      12,894,719      12,665,127        212,640           135,260
----------------- --------------- --------------- ---------------- --------------- --------------- -------------- ---------------
      (585,262)      1,742,385      (2,851,536)       9,057,591      12,799,948      15,201,057         92,373           172,878
    33,773,010      32,030,625     100,678,402       91,620,811      28,735,680      13,534,623        639,986           467,108
----------------- --------------- --------------- ---------------- --------------- --------------- -------------- ---------------
$   33,187,748     $33,773,010    $ 97,826,866    $ 100,678,402    $ 41,535,628    $ 28,735,680    $   732,359    $      639,986
================= =============== =============== ================ =============== =============== ============== ===============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                   MSF NEUBERGER BERMAN GENESIS    MSF OPPENHEIMER GLOBAL EQUITY     MSF RUSSELL 2000 INDEX
                                                    SUB-ACCOUNT                      SUB-ACCOUNT                SUB-ACCOUNT
                                ------------------------------- -------------------------------- --------------------------
                                     2011             2010            2011             2010           2011         2010
                                -------------- ---------------- --------------- ---------------- -------------- -----------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment
     income (loss)               $  (16,234)     $   (18,894)   $    172,868    $     58,235     $   (10,719)   $  (8,884)
  Net realized gains (losses)      (106,745)        (162,829)         55,792        (143,415)         (5,116)     (28,106)
  Change in unrealized gains
     (losses) on investments        200,360          485,401      (2,364,704)       2,815,391       (105,336)      93,326
                                -------------- ---------------- --------------- ---------------- -------------- -----------
     Net increase (decrease)
       in net assets resulting
       from operations               77,381          303,678      (2,136,044)       2,730,211       (121,171)      56,336
                                -------------- ---------------- --------------- ---------------- -------------- -----------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners            10,409           15,359       1,602,884        1,252,421         22,011       12,888
  Net transfers (including
     fixed account)                (129,075)          50,893         711,246        2,735,749        766,913      496,564
  Contract charges                   (8,049)          (7,580)        (97,813)         (67,673)        (7,011)      (2,970)
  Transfers for contract
     benefits and terminations     (239,289)        (108,832)     (1,815,729)      (1,654,831)       (65,064)    (137,238)
                                -------------- ---------------- --------------- ---------------- -------------- -----------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions                (366,004)         (50,160)        400,588        2,265,666        716,849      369,244
                                -------------- ---------------- --------------- ---------------- -------------- -----------
     Net increase (decrease)
       in net assets               (288,623)         253,518      (1,735,456)       4,995,877        595,678      425,580
NET ASSETS:
  Beginning of year               1,918,839        1,665,321      22,327,452       17,331,575        896,513      470,933
                                -------------- ---------------- --------------- ---------------- -------------- -----------
  End of year                   $ 1,630,216     $  1,918,839    $ 20,591,996    $  22,327,452    $ 1,492,191    $ 896,513
                               =============== ================ =============== ================ ============== ===========

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

           MSF T. ROWE PRICE         MSF T. ROWE PRICE   MSF VAN ECK GLOBAL NATURAL   MSF WESTERN ASSET MANAGEMENT
            LARGE CAP GROWTH          SMALL CAP GROWTH                    RESOURCES   STRATEGIC BOND OPPORTUNITIES
                 SUB-ACCOUNT               SUB-ACCOUNT                  SUB-ACCOUNT                    SUB-ACCOUNT
---------------------------- --------------------------- --------------------------- -----------------------------
       2011         2010          2011          2010         2011           2010          2011          2010
-------------- ------------- ------------- ------------- -------------- ------------ ------------- ---------------
$    (691,156)   $ (649,954) $   (157,844)  $  (134,163) $    (4,229)    $  (10,494) $    185,446   $   272,162
      804,429      (311,258)      460,364        52,753      262,352         62,446        86,621        79,735
   (1,345,753)    7,829,354      (269,859)    2,862,526   (1,040,677)       274,217        14,258       269,168
-------------- ------------- ------------- ------------- -------------- ------------ ------------- ---------------
   (1,232,480)    6,868,142        32,661     2,781,116     (782,554)       326,169       286,325       621,065
-------------- ------------- ------------- ------------- -------------- ------------ ------------- ---------------
      400,969       386,307       111,795        70,945    1,228,536        526,713        22,370        24,027
   (1,947,980)   (2,806,953)      (98,414)      271,191    1,965,591        999,376     7,157,656      (297,867)
     (175,499)     (182,204)      (30,211)      (27,668)     (30,269)        (8,591)      (23,550)      (21,196)
   (5,087,083)   (4,025,395)     (972,634)     (849,761)    (129,492)       (18,738)     (714,103)     (513,041)
-------------- ------------- ------------- ------------- -------------- ------------ ------------- ---------------
   (6,809,593)   (6,628,245)     (989,464)     (535,293)   3,034,366      1,498,760     6,442,373      (808,077)
-------------- ------------- ------------- ------------- -------------- ------------ ------------- ---------------
   (8,042,073)      239,897      (956,803)    2,245,823    2,251,812      1,824,929     6,728,698      (187,012)
   51,472,039    51,232,142    11,089,062     8,843,239    2,219,740        394,811     5,716,276     5,903,288
-------------- ------------- ------------- ------------- -------------- ------------ ------------- ---------------
$  43,429,966  $ 51,472,039  $ 10,132,259  $ 11,089,062  $ 4,471,552     $2,219,740  $ 12,444,974   $ 5,716,276
============== ============= ============= ============= ============== ============ ============= ===============


The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                MSF WESTERN ASSET MANAGEMENT
                                             U.S. GOVERNMENT           PIMCO VIT HIGH YIELD    PIMCO VIT LOW DURATION
                                                 SUB-ACCOUNT                    SUB-ACCOUNT               SUB-ACCOUNT
                                ---------------------------- ------------------------------ -------------------------
                                    2011           2010           2011           2010            2011        2010
                                ----------- ---------------- -------------- --------------- ------------ ------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment
     income (loss)               $ (52,791) $     99,871     $  601,996     $   710,972     $    21,328  $    14,278
  Net realized gains (losses)      466,434       105,413         75,088          66,715          91,605       91,782
  Change in unrealized gains
     (losses) on investments       (10,110)      259,045       (610,749)        699,170        (155,032)     354,758
                                ----------- ---------------- -------------- --------------- ------------ ------------
     Net increase (decrease)
       in net assets resulting
       from operations             403,533       464,329         66,335       1,476,857         (42,099)     460,818
                                ----------- ---------------- -------------- --------------- ------------ ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners           43,505        78,303         44,304          30,908          37,949       17,624
  Net transfers (including
     fixed account)              1,089,916       209,505     (4,623,576)        760,530         224,693    2,163,766
  Contract charges                 (97,029)      (90,148)       (43,347)        (52,862)        (49,304)     (58,771)
  Transfers for contract
     benefits and terminations    (947,907)     (768,598)      (943,544)       (890,159)     (1,364,822)  (1,920,786)
                                ----------- ---------------- -------------- --------------- ------------ ------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions                 88,485      (570,938)    (5,566,163)       (151,583)     (1,151,484)     201,833
                                ----------- ---------------- -------------- --------------- ------------ ------------
     Net increase (decrease)
       in net assets               492,018      (106,609)    (5,499,828)      1,325,274      (1,193,583)     662,651
NET ASSETS:
  Beginning of year             12,855,065    12,961,674     13,052,532      11,727,258      13,029,268   12,366,617
                                ----------- ---------------- -------------- --------------- ------------ ------------
  End of year                  $13,347,083  $ 12,855,065     $7,552,704     $13,052,532     $11,835,685  $13,029,268
                               ============ ================ ============== =============== ============ ============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

       PUTNAM VT EQUITY INCOME    PUTNAM VT MULTI-CAP GROWTH     RUSSELL AGGRESSIVE EQUITY             RUSSELL CORE BOND
                   SUB-ACCOUNT                   SUB-ACCOUNT                   SUB-ACCOUNT                   SUB-ACCOUNT
--------------------------------- ----------------------------- ----------------------------- -----------------------------
        2011            2010           2011        2010 (c)          2011           2010            2011          2010
----------------- --------------- -------------- -------------- -------------- -------------- --------------- -------------
   $   226,393     $   267,646     $  (25,717)     $  (9,027)     $ (19,914)     $ (22,938)   $    190,648    $   293,250
        44,176        (410,421)        57,801          6,120        (48,301)      (157,552)        263,275        426,118
        64,595       3,142,849       (190,144)       294,395        (29,946)       690,369        (100,129)       293,554
----------------- --------------- -------------- -------------- -------------- -------------- --------------- -------------
       335,164       3,000,074       (158,060)       291,488        (98,161)       509,879         353,794      1,012,922
----------------- --------------- -------------- -------------- -------------- -------------- --------------- -------------
        13,896          24,846         35,867             --         12,061          9,048           6,629         23,997
      (965,652)       (861,577)       120,989      2,249,688        (90,527)      (176,139)       (181,909)        88,472
       (71,237)        (74,738)        (2,675)          (441)          (666)          (875)         (2,328)        (2,697)
    (2,951,728)     (2,462,825)      (294,127)       (47,475)      (510,016)      (317,691)     (1,626,718)    (1,721,339)
----------------- --------------- -------------- -------------- -------------- -------------- --------------- -------------
    (3,974,721)     (3,374,294)      (139,946)     2,201,772       (589,148)      (485,657)     (1,804,326)    (1,611,567)
----------------- --------------- -------------- -------------- -------------- -------------- --------------- -------------
    (3,639,557)       (374,220)      (298,006)     2,493,260       (687,309)        24,222      (1,450,532)      (598,645)
    28,653,373      29,027,593      2,493,260             --      2,549,525      2,525,303      11,522,547     12,121,192
----------------- --------------- -------------- -------------- -------------- -------------- --------------- -------------
$   25,013,816     $28,653,373     $2,195,254     $2,493,260     $1,862,216     $2,549,525     $10,072,015    $11,522,547
================= =============== ============== ============== ============== ============== =============== =============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                       RUSSELL GLOBAL REAL ESTATE  RUSSELL MULTI-STYLE EQUITY         RUSSELL NON-U.S.
                                           SECURITIES SUB-ACCOUNT                 SUB-ACCOUNT              SUB-ACCOUNT
                                 -------------------------------- --------------------------- ------------------------
                                       2011            2010            2011            2010         2011       2010
                                 -------------- ------------------ ------------ -------------- ----------- ------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment
     income (loss)                  $   10,688  $        10,556    $   (41,551) $    (54,858)  $   14,369   $  (22,343)
  Net realized gains (losses)          (20,418)         (62,464)        (9,025)     (355,040)    (137,543)    (284,964)
  Change in unrealized gains
     (losses) on investments           (85,058)         321,505       (186,769)    1,945,587     (483,197)     764,647
                                 -------------- ------------------ ------------ -------------- ----------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                 (94,788)         269,597       (237,345)    1,535,689     (606,371)     457,340
                                 -------------- ------------------ ------------ -------------- ----------- ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                6,317               --         41,257        21,416        8,007       11,545
  Net transfers (including
     fixed account)                    (46,730)        (173,649)      (579,042)     (719,632)    (126,453)    (290,534)
  Contract charges                        (279)            (368)        (3,388)       (4,179)      (1,412)      (1,710)
  Transfers for contract
     benefits and terminations .      (150,757)        (182,120)    (1,823,601)   (1,430,093)    (821,054)    (681,382)
                                 -------------- ------------------ ------------ -------------- ----------- ------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions                   (191,449)        (356,137)    (2,364,774)   (2,132,488)    (940,912)    (962,081)
                                 -------------- ------------------ ------------ -------------- ----------- ------------
     Net increase (decrease)
       in net assets                  (286,237)         (86,540)    (2,602,119)     (596,799)  (1,547,283)    (504,741)
NET ASSETS:
  Beginning of year                  1,329,209        1,415,749     11,428,855    12,025,654    5,221,620    5,726,361
                                 -------------- ------------------ ------------ -------------- ----------- ------------
  End of year                    $   1,042,972  $     1,329,209    $ 8,826,736   $11,428,855   $3,674,337   $5,221,620
                                 ============== ================== ============ ============== =========== ============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

MetLife Investors Variable Annuity Account One (the "Separate Account"), a separate account of MetLife Investors Insurance Company (the "Company"), was established by the Company's Board of Directors on February 24, 1987 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Missouri Department of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding portfolio or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco V.I.") American Funds Insurance Series ("American Funds")
DWS Variable Series II ("DWS")
Fidelity Variable Insurance Products ("Fidelity VIP")
Franklin Templeton Variable Insurance Products Trust ("FTVIPT")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund, Inc. ("MSF")*
PIMCO Variable Insurance Trust ("PIMCO VIT")
Putnam Variable Trust ("Putnam VT")
Russell Investment Funds ("Russell")

* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF SUB-ACCOUNTS

Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Sub-Accounts in accordance with the selection made by the contract owner. The following Sub-Accounts had net assets as of December 31, 2011:

American Funds Global Growth Sub-Account
American Funds Global Small Capitalization
 Sub-Account
American Funds Growth Sub-Account
DWS Government & Agency Securities Sub-Account
Fidelity VIP Equity-Income Sub-Account*
Fidelity VIP Growth Opportunities Sub-Account
FTVIPT Templeton Foreign Securities Sub-Account*
Invesco V.I. International Growth Sub-Account*
MIST American Funds Balanced Allocation
 Sub-Account
MIST American Funds Bond Sub-Account
MIST American Funds Growth Allocation
 Sub-Account
MIST American Funds Growth Sub-Account
MIST American Funds International Sub-Account
MIST American Funds Moderate Allocation
 Sub-Account
MIST BlackRock High Yield Sub-Account
MIST BlackRock Large Cap Core Sub-Account
MIST Clarion Global Real Estate Sub-Account*
MIST Dreman Small Cap Value Sub-Account
MIST Goldman Sachs Mid Cap Value Sub-Account
MIST Harris Oakmark International Sub-Account
MIST Invesco Small Cap Growth Sub-Account*
MIST Janus Forty Sub-Account
MIST Lazard Mid Cap Sub-Account*
MIST Legg Mason ClearBridge Aggressive Growth
 Sub-Account*
MIST Loomis Sayles Global Markets Sub-Account
MIST Lord Abbett Bond Debenture Sub-Account*
MIST Lord Abbett Mid Cap Value Sub-Account*
MIST Met/Eaton Vance Floating Rate Sub-Account
MIST Met/Franklin Low Duration Total Return
 Sub-Account**

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF SUB-ACCOUNTS -- (CONTINUED)

MIST Met/Franklin Mutual Shares Sub-Account
MIST Met/Franklin Templeton Founding Strategy
 Sub-Account
MIST Met/Templeton Growth Sub-Account*
MIST Met/Templeton International Bond Sub-Account
MIST MetLife Aggressive Strategy Sub-Account
MIST MetLife Balanced Strategy Sub-Account
MIST MetLife Defensive Strategy Sub-Account
MIST MetLife Growth Strategy Sub-Account
MIST MetLife Moderate Strategy Sub-Account
MIST MFS Emerging Markets Equity Sub-Account*
MIST MFS Research International Sub-Account*
MIST Morgan Stanley Mid Cap Growth Sub-Account*
MIST Oppenheimer Capital Appreciation Sub-Account*
MIST PIMCO Inflation Protected Bond Sub-Account
MIST PIMCO Total Return Sub-Account*
MIST Pioneer Fund Sub-Account*
MIST Pioneer Strategic Income Sub-Account*
MIST Rainier Large Cap Equity Sub-Account
MIST RCM Technology Sub-Account
MIST SSgA Growth and Income ETF Sub-Account
MIST SSgA Growth ETF Sub-Account
MIST T. Rowe Price Large Cap Value Sub-Account*
MIST T. Rowe Price Mid Cap Growth Sub-Account*
MIST Third Avenue Small Cap Value Sub-Account*
MIST Turner Mid Cap Growth Sub-Account
MIST Van Kampen Comstock Sub-Account
MSF Artio International Stock Sub-Account*
MSF Barclays Capital Aggregate Bond Index
 Sub-Account
MSF BlackRock Bond Income Sub-Account*
MSF BlackRock Legacy Large Cap Growth Sub-Account
MSF BlackRock Money Market Sub-Account*
MSF Davis Venture Value Sub-Account*
MSF Jennison Growth Sub-Account*
MSF Loomis Sayles Small Cap Growth Sub-Account
MSF Met/Artisan Mid Cap Value Sub-Account
MSF Met/Dimensional International Small Company
 Sub-Account
MSF MetLife Mid Cap Stock Index Sub-Account
MSF MetLife Stock Index Sub-Account*
MSF MFS Total Return Sub-Account*
MSF MFS Value Sub-Account
MSF Morgan Stanley EAFE Index Sub-Account
MSF Neuberger Berman Genesis Sub-Account
MSF Oppenheimer Global Equity Sub-Account
MSF Russell 2000 Index Sub-Account
MSF T. Rowe Price Large Cap Growth Sub-Account*
MSF T. Rowe Price Small Cap Growth Sub-Account*
MSF Van Eck Global Natural Resources
 Sub-Account
MSF Western Asset Management Strategic Bond
Opportunities Sub-Account*
MSF Western Asset Management U.S. Government
 Sub-Account
PIMCO VIT High Yield Sub-Account
PIMCO VIT Low Duration Sub-Account
Putnam VT Equity Income Sub-Account
Putnam VT Multi-Cap Growth Sub-Account*
Russell Aggressive Equity Sub-Account
Russell Core Bond Sub-Account
Russell Global Real Estate Securities Sub-Account
Russell Multi-Style Equity Sub-Account
Russell Non-U.S. Sub-Account

* This Sub-Account invests in two or more share classes within the underlying portfolio or fund of the Trusts.

** This Sub-Account began operations during the year ended December 31, 2011.


3. PORTFOLIO CHANGES

The following Sub-Accounts ceased operations during the year ended December 31, 2011:

FTVIPT Templeton Growth Securities Sub-Account
MIST Legg Mason Value Equity Sub-Account

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2011:

NAME CHANGES:

FORMER NAME                                                  NEW NAME
-----------                                                  --------
(MIST) Lord Abbett Growth and Income Portfolio               (MIST) T. Rowe Price Large Cap Value Portfolio
(Russell) Real Estate Securities Fund                        (Russell) Global Real Estate Securities Fund

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. PORTFOLIO CHANGES -- (CONTINUED)

MERGER:

FORMER PORTFOLIO                                              NEW PORTFOLIO
----------------                                              -------------
(MIST) Legg Mason Value Equity Portfolio                      (MIST) Legg Mason ClearBridge Aggressive Growth
                                                                Portfolio

SUBSTITUTION:

FORMER PORTFOLIO                                              NEW PORTFOLIO
----------------                                              -------------
(FTVIPT) Templeton Growth Securities Portfolio                (MIST) Met/Templeton Growth Portfolio

4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Sub-Accounts' investment in shares of the portfolio or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Accounts' own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is between
3.0 and 4.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus, and are reported as contract transactions on the statements of changes in net assets of the applicable Sub-Accounts.

NET TRANSFERS
Funds transferred by the contract owner into or out of Sub-Accounts within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2010, the Separate Account adopted new guidance that requires new disclosures about significant transfers in and /or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about the level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Separate Account's financial statements.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In May 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding fair value measurements (Accounting Standards Update ("ASU") 2011()04, FAIR VALUE MEASUREMENT (TOPIC 820): AMENDMENTS TO ACHIEVE COMMON FAIR VALUE MEASUREMENT AND DISCLOSURE REQUIREMENTS IN U.S. GAAP AND IFRSS), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards ("IFRS"). Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Separate Account does not expect the adoption of this new guidance to have a material impact on its financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges paid to the Company, are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Sub-Accounts:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

ADMINISTRATIVE -- The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

OPTIONAL DEATH BENEFIT RIDER -- For an additional charge, the total death benefit payable may be increased based on increases in account value of the Contracts.

EARNINGS PRESERVATION BENEFIT -- For an additional charge, the Company will provide this additional death benefit.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2011:

Mortality and Expense Risk    0.50% - 1.50%
Administrative                0.15% - 0.25%
Optional Death Benefit Rider  0.20% - 0.35%
Earnings Preservation Benefit 0.25%
                              ===============

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts:

LIFETIME WITHDRAWAL GUARANTEE -- For an additional charge, the Company will guarantee minimum withdrawals for life regardless of market conditions.

GUARANTEED WITHDRAWAL BENEFIT -- For an additional charge, the Company will guarantee minimum withdrawals regardless of market conditions.

GUARANTEED MINIMUM INCOME BENEFIT/LIFETIME INCOME SOLUTION -- For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

GUARANTEED MINIMUM ACCUMULATION BENEFIT -- For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

ENHANCED DEATH BENEFIT -- For an additional charge, the Company will guarantee a death benefit equal to the greater of the account value or the higher of two death benefit bases.

ENHANCED GUARANTEED WITHDRAWAL BENEFIT -- For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2011:

Lifetime Withdrawal Guarantee                              0.50% - 1.80%
Guaranteed Withdrawal Benefit                              0.25% - 1.00%
Guaranteed Minimum Income Benefit/Lifetime Income Solution 0.50% - 1.50%
Guaranteed Minimum Accumulation Benefit                    0.75%
Enhanced Death Benefit                                     0.60% - 1.50%
Enhanced Guaranteed Withdrawal Benefit                     0.50% - 1.25%
                                                           ===============

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract maintenance fee of $30 is assessed on an annual basis for Contracts with a value of less than $50,000. A transfer fee of $0 to $25 may be deducted after twelve transfers are made in a contract year or for certain contracts, 2% of the amount transferred from the contract value, if less. In addition, the Contracts impose a surrender charge which ranges from 0% to 8% if the contract is partially or fully surrendered within the specified surrender charge period. A transaction charge of the lesser of $10 or 2% of the surrender is imposed on certain contracts as well as $10 for annuitizations. These charges are paid to the Company, assessed through the redemption of units, and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts.

Certain portfolios of the MIST and MSF Trusts are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an affiliate of the Company.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                           FOR THE YEAR ENDED
                                                         AS OF DECEMBER 31, 2011            DECEMBER 31, 2011
                                                       ------------------------- ----------------------------
                                                                                       COST OF       PROCEEDS
                                                            SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                       ----------- ------------- ------------- --------------
American Funds Global Growth Sub-Account                 4,950,184    91,904,651    19,088,756      2,435,077
American Funds Global Small Capitalization Sub-Account   1,364,233    22,580,604     8,275,554        766,737
American Funds Growth Sub-Account                        2,244,471    94,464,264    18,087,878      3,502,009
DWS Government & Agency Securities Sub-Account              61,062       743,660        72,303        161,733
Fidelity VIP Equity-Income Sub-Account                     243,071     5,141,254       678,544        730,964
Fidelity VIP Growth Opportunities Sub-Account                4,940        88,140         3,598         25,661
FTVIPT Templeton Foreign Securities Sub-Account          2,080,552    29,416,914     1,482,885      5,400,977
Invesco V.I. International Growth Sub-Account              233,467     5,769,723       434,427      1,532,944
MIST American Funds Balanced Allocation Sub-Account     23,084,940   187,344,313    19,779,721     28,780,767
MIST American Funds Bond Sub-Account                     1,701,105    15,980,866     3,214,678      4,406,404
MIST American Funds Growth Allocation Sub-Account       23,887,195   184,745,547    17,319,038     23,534,653
MIST American Funds Growth Sub-Account                   2,864,068    20,571,309     3,840,770      6,488,271
MIST American Funds International Sub-Account            1,787,757    13,074,602     2,669,837      4,471,868
MIST American Funds Moderate Allocation Sub-Account     13,186,196   111,002,439    12,510,163     18,527,789
MIST BlackRock High Yield Sub-Account                    1,499,973    12,144,728     5,870,546      7,847,132
MIST BlackRock Large Cap Core Sub-Account                  616,742     5,076,082     3,255,642        557,782
MIST Clarion Global Real Estate Sub-Account              3,692,258    44,783,053     3,449,178      4,489,878
MIST Dreman Small Cap Value Sub-Account                    545,646     6,549,431     2,569,391        572,872
MIST Goldman Sachs Mid Cap Value Sub-Account             1,362,771    17,790,965     1,260,981      3,267,092
MIST Harris Oakmark International Sub-Account            4,683,940    64,490,555     3,644,154     11,024,418
MIST Invesco Small Cap Growth Sub-Account                3,398,193    42,367,727     7,066,151     15,687,989
MIST Janus Forty Sub-Account                                15,181       972,090       871,402        310,546
MIST Lazard Mid Cap Sub-Account                          4,198,893    50,756,892     5,103,952      7,892,121
MIST Legg Mason ClearBridge Aggressive Growth
  Sub-Account                                            9,786,889    72,481,633    26,059,669     17,243,033
MIST Loomis Sayles Global Markets Sub-Account            1,061,146    11,806,477     4,172,113      6,923,905
MIST Lord Abbett Bond Debenture Sub-Account             20,035,423   238,106,688    20,975,514     44,019,120
MIST Lord Abbett Mid Cap Value Sub-Account              12,364,818   227,133,723     5,868,695     31,898,039
MIST Met/Eaton Vance Floating Rate Sub-Account             213,007     2,181,538     3,637,967      2,251,358
MIST Met/Franklin Low Duration Total Return
  Sub-Account (a)                                        1,097,930    10,908,049    11,608,317        698,841
MIST Met/Franklin Mutual Shares Sub-Account             13,875,539   105,735,803    28,072,643      3,427,733
MIST Met/Franklin Templeton Founding Strategy
  Sub-Account                                           16,769,757   133,905,719    14,106,247     14,600,588
MIST Met/Templeton Growth Sub-Account                    2,620,661    23,402,472    15,183,003      2,345,130
MIST Met/Templeton International Bond Sub-Account          372,509     4,455,299     3,109,348        606,493
MIST MetLife Aggressive Strategy Sub-Account            18,718,678   160,725,842     8,512,026     26,200,114
MIST MetLife Balanced Strategy Sub-Account             241,941,874 2,364,698,732   249,343,772     52,285,027
MIST MetLife Defensive Strategy Sub-Account             37,678,204   383,581,418    90,422,673     66,767,505
MIST MetLife Growth Strategy Sub-Account               143,037,184 1,477,373,868    42,188,771    156,055,369
MIST MetLife Moderate Strategy Sub-Account              85,749,754   866,016,545   112,014,318     37,378,723
MIST MFS Emerging Markets Equity Sub-Account             5,679,088    59,951,357    16,061,093     22,739,298
MIST MFS Research International Sub-Account             13,813,186   157,753,420     8,186,457     13,159,298
MIST Morgan Stanley Mid Cap Growth Sub-Account           5,867,021    53,774,348     7,950,229      8,727,302
MIST Oppenheimer Capital Appreciation Sub-Account       12,598,594    97,363,121     1,161,350     12,787,257
MIST PIMCO Inflation Protected Bond Sub-Account          9,599,183   104,442,735    23,489,589     11,752,069
MIST PIMCO Total Return Sub-Account                     46,616,714   538,928,321   110,118,421     49,817,552
MIST Pioneer Fund Sub-Account                            6,627,979    66,281,014     4,869,330     11,159,332
MIST Pioneer Strategic Income Sub-Account                1,166,336    12,050,988     5,456,621      2,401,060
MIST Rainier Large Cap Equity Sub-Account                  739,538     5,692,748    14,765,045     21,623,990
MIST RCM Technology Sub-Account                          2,485,024    11,158,436     7,900,376      8,805,345
MIST SSgA Growth and Income ETF Sub-Account             13,434,957   143,339,600    34,371,395      5,765,668
MIST SSgA Growth ETF Sub-Account                         4,480,948    45,666,041    10,108,718      6,899,894
MIST T. Rowe Price Large Cap Value Sub-Account          28,226,409   664,772,756    25,293,173    106,977,000
MIST T. Rowe Price Mid Cap Growth Sub-Account            7,501,468    57,994,664     5,090,352     19,178,419
MIST Third Avenue Small Cap Value Sub-Account            3,710,193    52,321,415     7,377,369     18,474,858

(a) For the period May 2, 2011 to December 31, 2011.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                            FOR THE YEAR ENDED
                                                          AS OF DECEMBER 31, 2011            DECEMBER 31, 2011
                                                          ----------------------- ----------------------------
                                                                                        COST OF       PROCEEDS
                                                              SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                          ---------- ------------ ------------- --------------
MIST Turner Mid Cap Growth Sub-Account                       775,085    9,054,322     1,074,174      2,612,751
MIST Van Kampen Comstock Sub-Account                      10,567,079  102,343,903     7,195,749      7,884,667
MSF Artio International Stock Sub-Account                    629,737    6,937,734       506,408        883,272
MSF Barclays Capital Aggregate Bond Index Sub-Account        242,542    2,661,378     1,483,154        781,385
MSF BlackRock Bond Income Sub-Account                        818,282   85,118,560    16,246,176      7,209,888
MSF BlackRock Legacy Large Cap Growth Sub-Account            398,212    7,955,219     2,196,043      2,045,992
MSF BlackRock Money Market Sub-Account                     1,306,354  130,635,350    83,484,437     79,412,765
MSF Davis Venture Value Sub-Account                        6,886,853  187,728,663     6,549,206     31,235,945
MSF Jennison Growth Sub-Account                            4,138,745   44,828,005     2,435,665      9,839,324
MSF Loomis Sayles Small Cap Growth Sub-Account             1,558,611   13,931,447       947,250      2,804,578
MSF Met/Artisan Mid Cap Value Sub-Account                    220,667   47,424,033     1,001,832      6,616,967
MSF Met/Dimensional International Small Company
  Sub-Account                                                178,439    2,642,261     2,017,152      1,306,371
MSF MetLife Mid Cap Stock Index Sub-Account                  158,153    1,988,688     1,635,272        492,371
MSF MetLife Stock Index Sub-Account                        1,153,640   33,664,560     5,261,566      5,997,244
MSF MFS Total Return Sub-Account                             762,573  100,969,193     6,974,427      9,473,947
MSF MFS Value Sub-Account                                  3,418,576   37,750,777    14,465,063      1,457,642
MSF Morgan Stanley EAFE Index Sub-Account                     73,170      823,887       667,689        448,218
MSF Neuberger Berman Genesis Sub-Account                     137,461    1,873,209       205,852        588,054
MSF Oppenheimer Global Equity Sub-Account                  1,487,868   21,884,311     3,139,140      2,565,675
MSF Russell 2000 Index Sub-Account                           120,247    1,470,871     1,414,464        708,309
MSF T. Rowe Price Large Cap Growth Sub-Account             2,935,068   40,089,122       855,173      8,355,908
MSF T. Rowe Price Small Cap Growth Sub-Account               620,079    8,003,773       852,187      1,999,485
MSF Van Eck Global Natural Resources Sub-Account             331,968    5,207,099     4,985,432      1,609,988
MSF Western Asset Management Strategic Bond Opportunities
  Sub-Account                                                961,840   11,997,940     7,918,045      1,290,229
MSF Western Asset Management U.S. Government
  Sub-Account                                              1,098,532   13,123,426     5,226,760      4,778,809
PIMCO VIT High Yield Sub-Account                           1,011,081    7,445,816     1,518,614      6,482,763
PIMCO VIT Low Duration Sub-Account                         1,140,244   11,718,316     3,354,716      4,484,876
Putnam VT Equity Income Sub-Account                        1,857,011   25,210,927       701,277      4,449,564
Putnam VT Multi-Cap Growth Sub-Account                       112,474    2,091,063       408,725        574,366
Russell Aggressive Equity Sub-Account                        163,929    2,125,240       174,872        783,931
Russell Core Bond Sub-Account                                961,989    9,839,991       858,224      2,290,770
Russell Global Real Estate Securities Sub-Account             82,449    1,221,835       105,547        286,300
Russell Multi-Style Equity Sub-Account                       666,673    9,258,471       652,681      3,059,001
Russell Non-U.S. Sub-Account                                 419,926    4,699,525       344,534      1,271,071

(a) For the period May 2, 2011 to December 31,2011.

This page is intentionally left blank.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                          AMERICAN FUNDS                 AMERICAN FUNDS        AMERICAN FUNDS
                                           GLOBAL GROWTH    GLOBAL SMALL CAPITALIZATION                GROWTH
                                             SUB-ACCOUNT                    SUB-ACCOUNT           SUB-ACCOUNT
                                  ------------------------- ------------------------------ ---------------------
                                       2011         2010        2011               2010       2011       2010
                                  ------------ ------------ ----------- ------------------ ---------- ----------
Units beginning of year           3,003,389    2,316,571     629,226            467,145    592,460    464,628
Units issued and transferred
  from other funding options      1,017,213      946,439     351,801            234,611    174,670    176,719
Units redeemed and transferred to
  other funding options            (451,639)    (259,621)   (106,692)           (72,530)   (91,381)   (48,887)
                                  ------------ ------------ ----------- ------------------ ---------- ----------
Units end of year                 3,568,963    3,003,389     874,335            629,226    675,749    592,460
                                  ============ ============ =========== ================== ========== ==========

                                        FTVIPT TEMPLETON               INVESCO V.I.         MIST AMERICAN FUNDS
                                      FOREIGN SECURITIES       INTERNATIONAL GROWTH         BALANCED ALLOCATION
                                             SUB-ACCOUNT                SUB-ACCOUNT                 SUB-ACCOUNT
                                  ------------------------- -------------------------- ---------------------------
                                       2011         2010            2011       2010          2011          2010
                                  ------------ ------------ --------------- ---------- ------------- -------------
Units beginning of year           2,172,428    2,349,812         414,083    461,755    23,898,755    22,597,437
Units issued and transferred
  from other funding options        134,600      254,235          25,293     40,104     2,957,770     4,764,413
Units redeemed and transferred to
  other funding options            (406,881)    (431,619)        (86,089)   (87,776)   (3,841,263)   (3,463,095)
                                  ------------ ------------ --------------- ---------- ------------- -------------
Units end of year                 1,900,147    2,172,428         353,287    414,083    23,015,262    23,898,755
                                  ============ ============ =============== ========== ============= =============

                                     MIST AMERICAN FUNDS         MIST AMERICAN FUNDS            MIST BLACKROCK
                                           INTERNATIONAL         MODERATE ALLOCATION                HIGH YIELD
                                             SUB-ACCOUNT                 SUB-ACCOUNT               SUB-ACCOUNT
                                  ------------------------- --------------------------- -------------------------
                                       2011         2010          2011          2010        2011          2010
                                  ------------ ------------ ------------- ------------- ----------- -------------
Units beginning of year           1,931,131    1,794,269    13,667,445    13,452,576     730,796       517,570
Units issued and transferred
  from other funding options        421,325      654,079     1,776,967     2,252,108     342,849     2,040,584
Units redeemed and transferred to
  other funding options            (625,159)    (517,217)   (2,437,742)   (2,037,239)   (473,029)   (1,827,358)
                                  ------------ ------------ ------------- ------------- ----------- -------------
Units end of year                 1,727,297    1,931,131    13,006,670    13,667,445     600,616       730,796
                                  ============ ============ ============= ============= =========== =============

                                      MIST GOLDMAN SACHS       MIST HARRIS OAKMARK               MIST INVESCO
                                           MID CAP VALUE             INTERNATIONAL           SMALL CAP GROWTH
                                             SUB-ACCOUNT               SUB-ACCOUNT                SUB-ACCOUNT
                                  ------------------------- ------------------------- --------------------------
                                       2011         2010         2011         2010          2011         2010
                                  ------------ ------------ ------------ ------------ ------------- ------------
Units beginning of year           1,280,385    1,482,733    3,663,046    4,066,421     3,675,683    4,320,755
Units issued and transferred
  from other funding options        132,580      111,557      417,674      513,332       654,515      283,473
Units redeemed and transferred to
  other funding options            (251,228)    (313,905)    (739,691)    (916,707)   (1,139,339)    (928,545)
                                  ------------ ------------ ------------ ------------ ------------- ------------
Units end of year                 1,161,737    1,280,385    3,341,029    3,663,046     3,190,859    3,675,683
                                  ============ ============ ============ ============ ============= ============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period September 27, 2010 to December 31, 2010.

DWS II GOVERNMENT &          FIDELITY VIP            FIDELITY VIP
  AGENCY SECURITIES         EQUITY-INCOME    GROWTH OPPORTUNITIES
        SUB-ACCOUNT           SUB-ACCOUNT             SUB-ACCOUNT
---------------------- --------------------- -----------------------
  2011         2010       2011       2010      2011          2010
--------- ------------ ---------- ---------- --------- -------------
52,265       57,534    316,838    373,302    11,887        19,375
 1,689        2,526     36,829     39,680       352           125
(9,137)      (7,795)   (50,805)   (96,144)   (2,474)       (7,613)
--------- ------------ ---------- ---------- --------- -------------
44,817       52,265    302,862    316,838     9,765        11,887
========= ============ ========== ========== ========= =============

   MIST AMERICAN FUNDS         MIST AMERICAN FUNDS        MIST AMERICAN FUNDS
                  BOND           GROWTH ALLOCATION                     GROWTH
           SUB-ACCOUNT                 SUB-ACCOUNT                SUB-ACCOUNT
------------------------- --------------------------- --------------------------
     2011         2010          2011          2010         2011          2010
------------ ------------ ------------- ------------- ------------ -------------
1,767,528    1,763,742    24,332,553    23,471,136    3,139,868     3,506,399
  439,931      606,877     3,143,414     4,347,175      660,750       843,038
 (564,693)    (603,091)   (3,723,298)   (3,485,758)    (905,322)   (1,209,569)
------------ ------------ ------------- ------------- ------------ -------------
1,642,766    1,767,528    23,752,669    24,332,553    2,895,296     3,139,868
============ ============ ============= ============= ============ =============

    MIST BLACKROCK       MIST CLARION GLOBAL           MIST DREMAN
    LARGE CAP CORE               REAL ESTATE       SMALL CAP VALUE
       SUB-ACCOUNT               SUB-ACCOUNT           SUB-ACCOUNT
--------------------- ------------------------- ---------------------
   2011       2010         2011         2010       2011       2010
---------- ---------- ------------ ------------ ---------- ----------
264,061     85,136    2,647,883    2,963,807    396,464    296,874
360,380    228,326      348,255      224,016    220,394    163,741
(97,513)   (49,401)    (467,895)    (539,940)   (86,269)   (64,151)
---------- ---------- ------------ ------------ ---------- ----------
526,928    264,061    2,528,243    2,647,883    530,589    396,464
========== ========== ============ ============ ========== ==========

             MIST                              MIST LEGG MASON CLEARBRIDGE
      JANUS FORTY       MIST LAZARD MID CAP              AGGRESSIVE GROWTH
      SUB-ACCOUNT               SUB-ACCOUNT                    SUB-ACCOUNT
-------------------- ------------------------- ------------------------------
  2011    2010 (a)        2011         2010          2011             2010
--------- ---------- ------------ ------------ ------------- ----------------
 2,977         --    3,272,897    3,546,544     8,476,052        9,606,073
 6,238      3,428      509,826      345,975     3,503,081          366,569
(2,288)      (451)    (680,005)    (619,622)   (2,378,276)      (1,496,590)
--------- ---------- ------------ ------------ ------------- ----------------
 6,927      2,977    3,102,718    3,272,897     9,600,857        8,476,052
========= ========== ============ ============ ============= ================

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                      MIST LOOMIS SAYLES            MIST LORD ABBETT            MIST LORD ABBETT
                                          GLOBAL MARKETS              BOND DEBENTURE               MID CAP VALUE
                                             SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
                                  ------------------------- --------------------------- ---------------------------
                                       2011         2010          2011          2010          2011          2010
                                  ------------ ------------ ------------- ------------- ------------- -------------
Units beginning of year           1,177,416      899,578    11,836,616    13,193,447     8,400,066     9,382,903
Units issued and transferred
  from other funding options        356,503      660,950       797,628       903,845       669,545     1,333,348
Units redeemed and transferred to
  other funding options            (571,183)    (383,112)   (2,294,586)   (2,260,676)   (1,602,411)   (2,316,185)
                                  ------------ ------------ ------------- ------------- ------------- -------------
Units end of year                   962,736    1,177,416    10,339,658    11,836,616     7,467,200     8,400,066
                                  ============ ============ ============= ============= ============= =============

                                  MIST MET/FRANKLIN TEMPLETON        MIST MET/TEMPLETON    MIST MET/TEMPLETON
                                            FOUNDING STRATEGY                    GROWTH    INTERNATIONAL BOND
                                                  SUB-ACCOUNT               SUB-ACCOUNT           SUB-ACCOUNT
                                  ------------------------------ ------------------------- ---------------------
                                        2011             2010         2011         2010       2011       2010
                                  ------------- ---------------- ------------ ------------ ---------- ----------
Units beginning of year           17,030,051       15,445,257    1,376,347    1,004,927    169,000     18,597
Units issued and transferred
  from other funding options       2,590,402        3,520,240    1,621,584      549,964    283,191    198,593
Units redeemed and transferred to
  other funding options           (2,773,594)      (1,935,446)    (389,656)    (178,544)   (99,227)   (48,190)
                                  ------------- ---------------- ------------ ------------ ---------- ----------
Units end of year                 16,846,859       17,030,051    2,608,275    1,376,347    352,964    169,000
                                  ============= ================ ============ ============ ========== ==========

                                             MIST METLIFE              MIST METLIFE           MIST MFS EMERGING
                                          GROWTH STRATEGY         MODERATE STRATEGY              MARKETS EQUITY
                                              SUB-ACCOUNT               SUB-ACCOUNT                 SUB-ACCOUNT
                                  ------------------------ ---------------------------- ---------------------------
                                         2011         2010          2011       2010          2011          2010
                                  ----------- ------------ -------------- ------------- ------------- -------------
Units beginning of year           137,947,035  146,128,352   69,016,105    61,993,623     5,557,697     5,035,625
Units issued and transferred
  from other funding options        8,204,094    8,850,383   16,882,016    16,550,090     2,051,806     2,186,080
Units redeemed and transferred to
  other funding options           (18,181,646) (17,031,700) (11,499,944)   (9,527,608)   (2,527,264)   (1,664,008)
                                  ----------- ------------ -------------- ------------- ------------- -------------
Units end of year                 127,969,483  137,947,035   74,398,177    69,016,105     5,082,239     5,557,697
                                  =========== ============ ============== ============= ============= =============

                                      MIST PIMCO INFLATION
                                            PROTECTED BOND     MIST PIMCO TOTAL RETURN           MIST PIONEER FUND
                                               SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
                                  --------------------------- --------------------------- ---------------------------
                                        2011          2010          2011          2010          2011          2010
                                  ------------- ------------- ------------- ------------- ------------- -------------
Units beginning of year            7,113,170     6,189,735    30,861,530    29,925,971     6,459,343     7,155,477
Units issued and transferred
  from other funding options       2,538,795     2,275,957     9,242,799     8,721,929       545,923       348,278
Units redeemed and transferred to
  other funding options           (2,125,457)   (1,352,522)   (7,250,531)   (7,786,370)   (1,055,271)   (1,044,412)
                                  ------------- ------------- ------------- ------------- ------------- -------------
Units end of year                  7,526,508     7,113,170    32,853,798    30,861,530     5,949,995     6,459,343
                                  ============= ============= ============= ============= ============= =============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period September 27, 2010 to December 31, 2010.

                          MIST MET/
          MIST MET/        FRANKLIN
        EATON VANCE    LOW DURATION            MIST MET/FRANKLIN
      FLOATING RATE    TOTAL RETURN                MUTUAL SHARES
        SUB-ACCOUNT     SUB-ACCOUNT                  SUB-ACCOUNT
---------------------- --------------- ---------------------------
    2011    2010 (a)        2011 (b)          2011          2010
----------- ---------- --------------- ------------- -------------
  80,368         --              --     10,810,938     7,563,677
 369,174     85,480       1,297,970      3,571,571     4,048,937
(235,765)    (5,112)       (191,434)    (1,708,817)     (801,676)
----------- ---------- --------------- ------------- -------------
 213,777     80,368       1,106,536     12,673,692    10,810,938
=========== ========== =============== ============= =============

            MIST METLIFE              MIST METLIFE                  MIST METLIFE
     AGGRESSIVE STRATEGY         BALANCED STRATEGY            DEFENSIVE STRATEGY
             SUB-ACCOUNT               SUB-ACCOUNT                   SUB-ACCOUNT
------------------------ -------------------------- -----------------------------
      2011          2010        2011        2010            2011           2010
------------- ---------- ------------ ------------- --------------- -------------
17,260,094    18,139,859  193,332,452  174,627,957    31,892,038     28,585,107
 1,393,746     1,389,894   39,392,096   37,630,687    11,652,684     12,487,052
(2,878,514)   (2,269,659) (24,803,850) (18,926,192)  (10,004,811)    (9,180,121)
------------- ---------- ------------ ------------- --------------- -------------
15,775,326    17,260,094  207,920,698  193,332,452    33,539,911     31,892,038
============= ========== ============ ============= =============== =============

         MIST MFS RESEARCH        MIST MORGAN STANLEY            MIST OPPENHEIMER
             INTERNATIONAL             MID CAP GROWTH        CAPITAL APPRECIATION
               SUB-ACCOUNT                SUB-ACCOUNT                 SUB-ACCOUNT
--------------------------- -------------------------- ---------------------------
      2011          2010          2011           2010          2011          2010
------------- ------------- ------------- ------------ ------------- -------------
 9,354,056     9,683,890     4,818,910      4,839,057    10,299,970    11,409,698
 1,167,189     1,283,022       841,220        713,654       506,620       655,627
(1,493,028)   (1,612,856)   (1,000,209)      (733,801)   (1,735,573)   (1,765,355)
------------- ------------- ------------- ------------ ------------- -------------
 9,028,217     9,354,056     4,659,921      4,818,910     9,071,017    10,299,970
============= ============= ============= ============ ============= =============

       MIST PIONEER               MIST RAINIER
   STRATEGIC INCOME           LARGE CAP EQUITY         MIST RCM TECHNOLOGY
        SUB-ACCOUNT                SUB-ACCOUNT                 SUB-ACCOUNT
---------------------- -------------------------- ---------------------------
    2011       2010          2011         2010          2011          2010
----------- ---------- ------------- ------------ ------------- -------------
 420,179    243,858     1,565,166      723,558     2,029,711     2,129,052
 326,403    228,850     2,037,889    1,217,236     1,211,495     1,554,506
(136,475)   (52,529)   (2,831,794)    (375,628)   (1,461,480)   (1,653,847)
----------- ---------- ------------- ------------ ------------- -------------
 610,107    420,179       771,261    1,565,166     1,779,726     2,029,711
=========== ========== ============= ============ ============= =============

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                                 MIST SSGA                 MIST SSGA          MIST T. ROWE PRICE
                                     GROWTH AND INCOME ETF                GROWTH ETF             LARGE CAP VALUE
                                               SUB-ACCOUNT               SUB-ACCOUNT                 SUB-ACCOUNT
                                  --------------------------- ------------------------- ---------------------------
                                        2011          2010         2011         2010          2011          2010
                                  ------------- ------------- ------------ ------------ ------------- -------------
Units beginning of year           10,621,952     7,874,421    4,136,142    3,535,741    14,134,367    15,593,590
Units issued and transferred
  from other funding options       3,557,899     3,746,793    1,068,402    1,230,189       973,904       716,153
Units redeemed and transferred to
  other funding options           (1,455,521)     (999,262)    (790,394)    (629,788)   (2,585,670)   (2,175,376)
                                  ------------- ------------- ------------ ------------ ------------- -------------
Units end of year                 12,724,330    10,621,952    4,414,150    4,136,142    12,522,601    14,134,367
                                  ============= ============= ============ ============ ============= =============

                                           MIST VAN KAMPEN               MSF ARTIO    MSF BARCLAYS CAPITAL
                                                  COMSTOCK     INTERNATIONAL STOCK    AGGREGATE BOND INDEX
                                               SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
                                  --------------------------- ----------------------- -----------------------
                                        2011          2010         2011       2010       2011         2010
                                  ------------- ------------- ------------ ---------- ---------- ------------
Units beginning of year            9,660,454     9,148,538      457,537    483,148    133,054      100,819
Units issued and transferred
  from other funding options       1,574,741     1,757,180       48,868     58,013     96,126      137,619
Units redeemed and transferred to
  other funding options           (1,655,915)   (1,245,264)     (76,404)   (83,624)   (53,463)    (105,384)
                                  ------------- ------------- ------------ ---------- ---------- ------------
Units end of year                  9,579,280     9,660,454      430,001    457,537    175,717      133,054
                                  ============= ============= ============ ========== ========== ============

                                         MSF DAVIS VENTURE              MSF JENNISON         MSF LOOMIS SAYLES
                                                     VALUE                    GROWTH          SMALL CAP GROWTH
                                               SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
                                  --------------------------- ------------------------- -------------------------
                                        2011          2010         2011         2010         2011         2010
                                  ------------- ------------- ------------ ------------ ------------ ------------
Units beginning of year           16,224,420    17,270,503    4,903,257    5,323,714    1,509,481    1,686,737
Units issued and transferred
  from other funding options       1,210,369     1,418,690      404,508      420,382      176,902      130,270
Units redeemed and transferred to
  other funding options           (3,108,445)   (2,464,773)    (962,121)    (840,839)    (322,298)    (307,526)
                                  ------------- ------------- ------------ ------------ ------------ ------------
Units end of year                 14,326,344    16,224,420    4,345,644    4,903,257    1,364,085    1,509,481
                                  ============= ============= ============ ============ ============ ============

                                             MSF METLIFE                                             MSF MFS
                                             STOCK INDEX      MSF MFS TOTAL RETURN                     VALUE
                                             SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
                                  ------------------------- ------------------------- -------------------------
                                       2011         2010         2011         2010         2011         2010
                                  ------------ ------------ ------------ ------------ ------------ ------------
Units beginning of year           2,900,545    3,098,322    3,364,172    3,547,041    1,862,563      962,018
Units issued and transferred
  from other funding options        524,546      670,658      308,829      412,886    1,232,998    1,050,362
Units redeemed and transferred to
  other funding options            (569,326)    (868,435)    (564,668)    (595,755)    (398,768)    (149,817)
                                  ------------ ------------ ------------ ------------ ------------ ------------
Units end of year                 2,855,765    2,900,545    3,108,333    3,364,172    2,696,793    1,862,563
                                  ============ ============ ============ ============ ============ ============

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period September 27, 2010 to December 31, 2010.

      MIST T. ROWE PRICE          MIST THIRD AVENUE              MIST TURNER
          MID CAP GROWTH            SMALL CAP VALUE           MID CAP GROWTH
             SUB-ACCOUNT                SUB-ACCOUNT              SUB-ACCOUNT
--------------------------- -------------------------- ------------------------
      2011          2010          2011         2010        2011         2010
------------- ------------- ------------- ------------ ----------- ------------
 8,396,880     9,444,336     3,834,160    3,942,016     843,568    1,004,871
   715,727       628,943       650,422      620,786     120,362      110,973
(2,140,387)   (1,676,399)   (1,266,210)    (728,642)   (214,276)    (272,276)
------------- ------------- ------------- ------------ ----------- ------------
 6,972,220     8,396,880     3,218,372    3,834,160     749,654      843,568
============= ============= ============= ============ =========== ============

         MSF BLACKROCK      MSF BLACKROCK LEGACY             MSF BLACKROCK
           BOND INCOME          LARGE CAP GROWTH              MONEY MARKET
           SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
------------------------- ---------------------- ---------------------------
     2011         2010         2011         2010        2011           2010
------------ ------------ ------------ --------- ------------ --------------
1,330,597    1,093,871    3,626,675    4,337,851   12,146,399    16,896,220
  411,617      432,790      360,493      112,346   12,964,049     8,099,016
 (305,148)    (196,064)    (800,341)    (823,522) (12,387,986)  (12,848,837)
------------ ------------ ------------ --------- ------------ --------------
1,437,066    1,330,597    3,186,827    3,626,675   12,722,462    12,146,399
============ ============ ============ ========= ============ ==============

                          MSF MET/DIMENSIONAL
       MSF MET/ARTISAN          INTERNATIONAL            MSF METLIFE
         MID CAP VALUE          SMALL COMPANY    MID CAP STOCK INDEX
           SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
------------------------- ---------------------- ----------------------
     2011         2010       2011        2010       2011        2010
------------ ------------ ---------- ----------- ---------- -----------
3,104,102    3,600,989    128,511      83,514     59,087      39,029
  120,599      109,300    122,187      80,327     99,920      57,656
 (492,648)    (606,187)   (85,683)    (35,330)   (30,678)    (37,598)
------------ ------------ ---------- ----------- ---------- -----------
2,732,053    3,104,102    165,015     128,511    128,329      59,087
============ ============ ========== =========== ========== ===========

MSF MORGAN STANLEY         MSF NEUBERGER           MSF OPPENHEIMER
        EAFE INDEX        BERMAN GENESIS             GLOBAL EQUITY
       SUB-ACCOUNT           SUB-ACCOUNT               SUB-ACCOUNT
--------------------- --------------------- -------------------------
   2011       2010       2011       2010         2011         2010
---------- ---------- ---------- ---------- ------------ ------------
 52,435     40,712    118,405    122,821    1,132,139    1,009,176
 56,169     64,122     13,862     19,822      251,611      300,668
(39,470)   (52,399)   (35,556)   (24,238)    (236,713)    (177,705)
---------- ---------- ---------- ---------- ------------ ------------
 69,134     52,435     96,711    118,405    1,147,037    1,132,139
========== ========== ========== ========== ============ ============

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                                                 MSF T. ROWE PRICE       MSF T. ROWE PRICE
                                  MSF RUSSELL 2000 INDEX          LARGE CAP GROWTH        SMALL CAP GROWTH
                                             SUB-ACCOUNT               SUB-ACCOUNT             SUB-ACCOUNT
                                  ------------------------- ------------------------- -----------------------
                                     2011           2010         2011         2010        2011        2010
                                  ---------- -------------- ------------ ------------ ----------- -----------
Units beginning of year            53,368         35,011    3,645,167    4,174,670     606,868     642,589
Units issued and transferred
  from other funding options       89,593        108,101      162,640      239,031      61,083      79,775
Units redeemed and transferred to
  other funding options           (49,612)       (89,744)    (646,419)    (768,534)   (113,910)   (115,496)
                                  ---------- -------------- ------------ ------------ ----------- -----------
Units end of year                  93,349         53,368    3,161,388    3,645,167     554,041     606,868
                                  ========== ============== ============ ============ =========== ===========

                                             PIMCO VIT               PIMCO VIT                 PUTNAM VT
                                            HIGH YIELD            LOW DURATION             EQUITY INCOME
                                           SUB-ACCOUNT             SUB-ACCOUNT               SUB-ACCOUNT
                                  ----------------------- ----------------------- -------------------------
                                      2011        2010        2011        2010         2011         2010
                                  ----------- ----------- ----------- ----------- ------------ ------------
Units beginning of year            775,054     785,381     881,366     866,665    1,782,492    2,012,929
Units issued and transferred
  from other funding options        67,873     112,061     269,937     225,632       27,927       23,714
Units redeemed and transferred to
  other funding options           (402,421)   (122,388)   (348,293)   (210,931)    (267,684)    (254,151)
                                  ----------- ----------- ----------- ----------- ------------ ------------
Units end of year                  440,506     775,054     803,010     881,366    1,542,735    1,782,492
                                  =========== =========== =========== =========== ============ ============

                                                        RUSSELL                  RUSSELL                RUSSELL
                                  GLOBAL REAL ESTATE SECURITIES       MULTI-STYLE EQUITY               NON-U.S.
                                                    SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT
                                  -------------------------------- ------------------------ ----------------------
                                     2011                  2010        2011         2010        2011       2010
                                  ---------- --------------------- ----------- ------------ ----------- ----------
Units beginning of year            48,366                62,444     915,101    1,105,777     356,011    428,978
Units issued and transferred
  from other funding options        3,303                   934      46,977       27,986      21,935     19,494
Units redeemed and transferred to
  other funding options           (10,265)              (15,012)   (234,112)    (218,662)    (86,339)   (92,461)
                                  ---------- --------------------- ----------- ------------ ----------- ----------
Units end of year                  41,404                48,366     727,966      915,101     291,607    356,011
                                  ========== ===================== =========== ============ =========== ==========

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period September 27, 2010 to December 31, 2010.

                                        MSF WESTERN       MSF WESTERN ASSET
 MSF VAN ECK GLOBAL                ASSET MANAGEMENT              MANAGEMENT
  NATURAL RESOURCES    STRATEGIC BOND OPPORTUNITIES         U.S. GOVERNMENT
        SUB-ACCOUNT                     SUB-ACCOUNT             SUB-ACCOUNT
---------------------- ------------------------------- -----------------------
    2011       2010       2011                 2010        2011        2010
----------- ---------- ---------- -------------------- ----------- -----------
 117,778     26,708    224,535              257,500     770,956     808,057
 299,091    131,299    295,115               26,192     300,367     237,674
(130,364)   (40,229)   (50,588)             (59,157)   (298,157)   (274,775)
----------- ---------- ---------- -------------------- ----------- -----------
 286,505    117,778    469,062              224,535     773,166     770,956
=========== ========== ========== ==================== =========== ===========

         PUTNAM VT               RUSSELL                 RUSSELL
  MULTI-CAP GROWTH     AGGRESSIVE EQUITY               CORE BOND
       SUB-ACCOUNT           SUB-ACCOUNT             SUB-ACCOUNT
--------------------- --------------------- -----------------------
   2011    2010 (c)      2011       2010        2011        2010
---------- ---------- ---------- ---------- ----------- -----------
187,842         --    184,010    224,440     649,949     741,772
 35,116    194,867     12,807      7,844      28,380      50,156
(46,724)    (7,025)   (54,539)   (48,274)   (127,998)   (141,979)
---------- ---------- ---------- ---------- ----------- -----------
176,234    187,842    142,278    184,010     550,331     649,949
========== ========== ========== ========== =========== ===========

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Sub-Accounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio or fund for the respective stated periods in the five years ended December 31, 2011:

                                            AS OF DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                                  --------------------------------------- ---------------------------------------------
                                                                                         EXPENSE(2)         TOTAL(3)
                                                   UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                    LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                      UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                  --------- ----------------- ----------- ------------- ----------- -------------------
American Funds Global        2011 3,568,963     23.00 - 27.23  95,488,976          1.41 0.75 - 1.90  (10.60) - (9.56)
  Growth Sub-Account         2010 3,003,389     25.73 - 30.11  88,905,025          1.61 0.75 - 1.90     9.64 - 10.91
                             2009 2,316,571     23.47 - 27.15  61,956,827          1.69 0.75 - 1.90    39.62 - 41.24
                             2008 1,196,083     16.81 - 19.22  22,597,668          3.06 0.75 - 1.90 (39.53) - (38.85)
                             2007   350,172     27.80 - 31.43  10,691,634          3.93 0.75 - 1.90    12.64 - 13.96
American Funds Global Small  2011   874,335     23.15 - 27.10  23,246,445          1.32 0.75 - 1.90 (20.66) - (19.75)
  Capitalization Sub-Account 2010   629,226     29.19 - 33.77  20,866,196          1.78 0.75 - 1.90    20.11 - 21.50
  (Commenced 4/28/2008)      2009   467,145     24.30 - 27.79  12,780,124          0.36 0.75 - 1.90    58.26 - 60.09
                             2008   185,100     15.77 - 17.36   3,175,883            -- 0.75 - 1.65 (49.46) - (49.15)
American Funds Growth        2011   675,749   128.88 - 177.66 115,994,216          0.64 0.75 - 1.90   (6.08) - (4.99)
  Sub-Account                2010   592,460   137.22 - 186.99 107,174,849          0.78 0.75 - 1.90    16.45 - 17.79
  (Commenced 4/28/2008)      2009   464,628   117.84 - 158.75  71,786,632          0.83 0.75 - 1.90    36.79 - 38.37
                             2008   128,846    89.43 - 114.72  14,403,456          2.28 0.75 - 1.75 (42.31) - (41.92)
DWS Government & Agency      2011    44,817     17.19 - 17.95     801,100          4.42 1.40 - 1.80      5.55 - 5.97
  Securities Sub-Account     2010    52,265     16.29 - 16.94     880,629          4.83 1.40 - 1.80      4.71 - 5.13
                             2009    57,534     15.56 - 16.11     922,516          4.59 1.40 - 1.80      6.16 - 6.58
                             2008    65,564     14.65 - 15.11     986,993          4.67 1.40 - 1.80      3.02 - 3.42
                             2007    84,293     14.22 - 14.61   1,227,432          5.26 1.40 - 1.80      4.02 - 4.51
Fidelity VIP Equity-Income   2011   302,862     12.25 - 53.66   4,481,906          2.34 1.30 - 1.90   (1.24) - (0.42)
  Sub-Account                2010   316,838     12.39 - 54.00   4,614,949          1.56 1.30 - 1.90    12.75 - 13.55
                             2009   373,302     10.98 - 47.61   4,805,353          2.05 1.30 - 1.90    27.44 - 28.40
                             2008   405,578      8.61 - 37.13   3,979,860          2.07 1.30 - 1.90 (43.80) - (43.56)
                             2007   534,234     15.32 - 65.79   9,351,802          1.62 1.30 - 1.90   (0.58) - (0.03)
Fidelity VIP Growth          2011     9,765       9.26 - 9.31      90,395          0.16        1.40             0.88
  Opportunities Sub-Account  2010    11,887       9.18 - 9.23     109,119          0.17        1.40    22.01 - 22.02
                             2009    19,375       7.52 - 7.56     145,775          0.45        1.40    43.83 - 43.84
                             2008    21,872       5.23 - 5.26     114,407          0.46        1.40 (55.65) - (55.64)
                             2007    18,156     11.79 - 11.86     214,146            --        1.40    21.42 - 21.52
FTVIPT Templeton Foreign     2011 1,900,147     11.59 - 29.42  26,237,200          1.77 0.85 - 1.90 (12.32) - (11.20)
  Securities Sub-Account     2010 2,172,428     13.20 - 33.35  33,779,312          1.93 0.85 - 1.90      6.37 - 7.76
                             2009 2,349,812     12.40 - 31.17  34,089,823          3.41 0.85 - 1.90    34.47 - 36.18
                             2008 2,562,516      9.21 - 23.04  27,442,793          2.43 0.85 - 1.90 (41.45) - (41.15)
                             2007 3,066,952     15.73 - 39.15  55,359,465          1.92 0.85 - 1.90     5.13 - 13.99
Invesco V.I. International   2011   353,287     10.90 - 24.06   6,118,917          1.38 0.85 - 1.90   (8.74) - (7.53)
  Growth Sub-Account         2010   414,083     11.79 - 26.20   7,768,778          1.97 0.85 - 1.90    10.49 - 11.91
                             2009   461,755     10.54 - 23.57   7,800,513          1.43 0.85 - 1.90    32.37 - 34.11
                             2008   522,812      7.86 - 17.70   6,611,909          0.45 0.85 - 1.90 (41.29) - (40.86)
                             2007   698,903     13.29 - 30.15  14,979,874          0.39 0.85 - 1.90    12.92 - 13.69

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                             AS OF DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                                  ---------------------------------------- ---------------------------------------------
                                                                                          EXPENSE(2)         TOTAL(3)
                                                    UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                     LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                       UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                  ---------- ----------------- ----------- ------------- ----------- -------------------
MIST American Funds Balanced 2011 23,015,262       9.25 - 9.58 218,152,622          1.29 1.30 - 2.25   (4.29) - (3.40)
  Allocation Sub-Account     2010 23,898,755       9.67 - 9.92 235,131,655          1.15 1.30 - 2.25     9.67 - 10.72
  (Commenced 4/28/2008)      2009 22,597,437       8.81 - 8.96 201,424,344            -- 1.30 - 2.25    26.44 - 27.65
                             2008 11,983,365       6.97 - 7.02  83,902,184          6.73 1.30 - 2.20 (30.35) - (29.86)
MIST American Funds Bond     2011  1,642,766     10.47 - 10.84  17,623,360          2.22 1.30 - 2.25      3.44 - 4.42
  Sub-Account                2010  1,767,528     10.12 - 10.38  18,209,023          1.91 1.30 - 2.25      3.74 - 4.73
  (Commenced 4/28/2008)      2009  1,763,742       9.76 - 9.92  17,394,037            -- 1.30 - 2.25     9.63 - 10.67
                             2008    592,698       8.90 - 8.96   5,299,000          9.75 1.30 - 2.20 (11.33) - (10.74)
MIST American Funds Growth   2011 23,752,669       8.53 - 8.87 208,535,138          1.11 1.30 - 2.35   (6.95) - (5.96)
  Allocation Sub-Account     2010 24,332,553       9.17 - 9.43 227,823,049          0.88 1.30 - 2.35    10.86 - 12.02
  (Commenced 4/28/2008)      2009 23,471,136       8.29 - 8.42 196,705,615            -- 1.30 - 2.20    31.11 - 32.31
                             2008 14,440,596       6.32 - 6.36  91,710,588          7.03 1.30 - 2.20 (36.78) - (36.39)
MIST American Funds Growth   2011  2,895,296       8.39 - 8.69  24,917,298          0.36 1.30 - 2.25   (6.71) - (5.83)
  Sub-Account                2010  3,139,868       9.00 - 9.23  28,767,917          0.24 1.30 - 2.25    15.69 - 16.79
  (Commenced 4/28/2008)      2009  3,506,399       7.78 - 7.90  27,597,870            -- 1.30 - 2.25    35.80 - 37.09
                             2008  1,497,798       5.73 - 5.76   8,616,099          6.86 1.30 - 2.15 (42.63) - (42.33)
MIST American Funds          2011  1,727,297       7.32 - 7.61  13,014,763          1.50 1.30 - 2.35 (16.27) - (15.38)
  International Sub-Account  2010  1,931,131       8.75 - 9.00  17,238,298          0.83 1.30 - 2.35      4.42 - 5.51
  (Commenced 4/28/2008)      2009  1,794,269       8.40 - 8.53  15,224,548            -- 1.30 - 2.20    39.44 - 40.72
                             2008    935,627       6.02 - 6.06   5,658,082         11.67 1.30 - 2.15 (40.33) - (39.93)
MIST American Funds Moderate 2011 13,006,670      9.72 - 10.05 129,356,533          1.58 1.30 - 2.20   (1.99) - (1.10)
  Allocation Sub-Account     2010 13,667,445      9.92 - 10.16 137,833,796          1.57 1.30 - 2.20      7.52 - 8.50
  (Commenced 4/28/2008)      2009 13,452,576       9.23 - 9.37 125,390,131            -- 1.30 - 2.20    20.71 - 21.79
                             2008  6,585,179       7.64 - 7.69  50,537,984          7.53 1.30 - 2.20 (23.73) - (23.24)
MIST BlackRock High Yield    2011    600,616     18.54 - 23.15  12,434,639          6.61 0.75 - 2.20      0.12 - 1.58
  Sub-Account                2010    730,796     18.51 - 22.79  14,888,941          3.63 0.75 - 2.20    13.26 - 14.91
  (Commenced 4/28/2008)      2009    517,570     16.35 - 19.84   9,210,269          4.10 0.75 - 2.20    29.21 - 44.75
                             2008     58,901     11.75 - 12.73     717,110            -- 1.30 - 1.95 (25.48) - (25.16)
MIST BlackRock Large Cap     2011    526,928      8.66 - 10.15   5,254,597          0.81 0.75 - 1.90   (1.71) - (0.58)
  Core Sub-Account           2010    264,061      8.81 - 10.21   2,642,554          0.86 0.75 - 1.90    10.25 - 11.53
  (Commenced 5/4/2009)       2009     85,136       7.99 - 9.15     768,673            -- 0.75 - 1.90    22.54 - 23.49
MIST Clarion Global Real     2011  2,528,243     12.34 - 19.66  34,277,327          3.90 0.75 - 2.35   (7.78) - (6.29)
  Estate Sub-Account         2010  2,647,883     13.39 - 21.05  38,697,331          8.38 0.75 - 2.35    13.41 - 15.23
                             2009  2,963,807     11.80 - 18.36  37,898,569          3.27 0.75 - 2.35    31.61 - 33.73
                             2008  3,017,825      8.97 - 13.78  29,173,555          1.77 0.75 - 2.35 (43.01) - (42.37)
                             2007  3,287,188     15.74 - 23.91  55,513,786          0.92 1.30 - 2.35 (17.03) - (15.99)
MIST Dreman Small Cap Value  2011    530,589     12.57 - 13.57   7,126,054          1.47 0.75 - 1.90 (12.05) - (11.03)
  Sub-Account                2010    396,464     14.29 - 15.25   5,987,971          0.69 0.75 - 1.90    17.01 - 18.35
  (Commenced 4/28/2008)      2009    296,874     12.21 - 12.89   3,801,580          0.66 0.75 - 1.90    26.34 - 27.81
                             2008     79,596      9.75 - 10.08     798,756            -- 0.75 - 1.65 (26.01) - (24.31)

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                             AS OF DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                                  ---------------------------------------- ---------------------------------------------
                                                                                          EXPENSE(2)         TOTAL(3)
                                                    UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                     LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                       UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                  ---------- ----------------- ----------- ------------- ----------- -------------------
MIST Goldman Sachs Mid Cap   2011  1,161,737     13.34 - 14.45  16,271,354          0.50 1.30 - 2.35   (8.46) - (7.50)
  Value Sub-Account          2010  1,280,385     14.57 - 15.63  19,465,973          1.02 1.30 - 2.35    21.35 - 22.63
                             2009  1,482,733     12.01 - 12.74  18,467,822          1.23 1.30 - 2.35    29.24 - 30.59
                             2008  1,740,044       9.29 - 9.76  16,667,850          0.79 1.30 - 2.35 (37.57) - (36.91)
                             2007  2,337,423     14.88 - 15.47  35,621,417          0.50 1.30 - 2.35      0.32 - 0.68
MIST Harris Oakmark          2011  3,341,029     15.46 - 17.02  54,661,488            -- 1.30 - 2.35 (16.24) - (15.36)
  International Sub-Account  2010  3,663,046     18.45 - 20.10  71,132,973          1.96 1.30 - 2.35    13.71 - 14.91
                             2009  4,066,421     16.20 - 17.50  69,004,535          8.00 1.30 - 2.35    51.46 - 53.06
                             2008  4,450,252     10.69 - 11.43  49,536,167          1.65 1.30 - 2.35 (42.18) - (41.65)
                             2007  5,352,399     18.49 - 19.59 102,515,741          0.82 1.30 - 2.35   (3.35) - (2.39)
MIST Invesco Small Cap       2011  3,190,859      8.98 - 15.65  46,716,193            -- 1.30 - 2.35   (3.37) - (2.22)
  Growth Sub-Account         2010  3,675,683      9.19 - 16.03  55,371,461            -- 1.30 - 2.35    23.26 - 24.72
                             2009  4,320,755      7.37 - 12.87  52,644,910            -- 1.30 - 2.35    30.70 - 32.33
                             2008  4,467,675       5.57 - 9.74  41,224,858            -- 1.30 - 2.35 (39.54) - (39.46)
                             2007  5,114,915      9.20 - 16.11  78,214,603            -- 1.30 - 2.35      9.67 - 9.92
MIST Janus Forty Sub-Account 2011      6,927   120.34 - 146.05     924,910          1.56 1.30 - 1.95   (9.33) - (8.74)
  (Commenced 5/3/2010)       2010      2,977   128.95 - 160.04     438,631            -- 1.30 - 2.05      3.41 - 3.94
MIST Lazard Mid Cap          2011  3,102,718     13.35 - 15.77  44,861,730          0.80 0.75 - 2.35   (7.47) - (5.94)
  Sub-Account                2010  3,272,897     14.41 - 16.77  50,499,503          0.95 0.75 - 2.35    20.00 - 22.22
                             2009  3,546,544     12.00 - 13.72  45,027,303          1.26 0.75 - 2.35    33.58 - 35.98
                             2008  3,701,818      8.97 - 10.09  34,752,509          1.14 0.75 - 2.35 (39.68) - (38.66)
                             2007  4,161,801     14.87 - 16.45  64,124,977          0.21 0.75 - 2.35    (4.92) - 0.24
MIST Legg Mason ClearBridge  2011  9,600,857      6.43 - 10.78  74,857,416          0.01 0.75 - 2.35    (3.63) - 2.12
  Aggressive Growth          2010  8,476,052      6.97 - 10.56  65,664,571          0.01 1.30 - 2.35    20.92 - 22.32
  Sub-Account                2009  9,606,073       5.76 - 8.63  61,074,016          0.02 1.30 - 2.35    29.87 - 31.60
                             2008 10,488,614       4.43 - 6.56  50,957,029            -- 1.30 - 2.35 (40.46) - (39.82)
                             2007 11,946,041      7.44 - 10.90  96,830,082          0.04 1.30 - 2.35      0.00 - 1.21
MIST Loomis Sayles Global    2011    962,736     12.01 - 12.74  12,022,681          2.49 1.30 - 2.35   (3.77) - (2.75)
  Markets Sub-Account        2010  1,177,416     12.48 - 13.10  15,232,698          3.24 1.30 - 2.35    19.18 - 20.43
                             2009    899,578     10.47 - 10.88   9,662,261          2.06 1.30 - 2.35    37.54 - 39.00
                             2008    825,508       7.61 - 7.83   6,398,758          4.84 1.30 - 2.35 (40.69) - (40.05)
                             2007  1,117,036     12.83 - 13.06  14,427,765            -- 1.30 - 2.35    24.93 - 26.18
MIST Lord Abbett Bond        2011 10,339,658     19.01 - 26.46 254,363,555          6.07 0.75 - 2.35      2.04 - 3.94
  Debenture Sub-Account      2010 11,836,616     16.94 - 25.52 281,708,830          6.32 0.75 - 2.35    10.34 - 12.22
                             2009 13,193,447     15.20 - 22.76 280,934,170          7.43 0.75 - 2.35    33.60 - 35.96
                             2008 14,022,797     11.27 - 16.77 220,576,786          4.34 0.75 - 2.35 (19.73) - (19.18)
                             2007 16,703,725     14.04 - 20.75 326,356,748          5.12 0.75 - 2.35      5.01 - 5.71
MIST Lord Abbett Mid Cap     2011  7,467,200     21.85 - 26.72 188,118,964          0.57 0.75 - 2.15   (5.75) - (4.28)
  Value Sub-Account          2010  8,400,066     23.50 - 27.96 221,952,624          0.64 0.75 - 2.05    22.98 - 24.78
                             2009  9,382,903     19.10 - 22.44 199,636,901          2.21 0.75 - 2.05    23.96 - 25.79
                             2008  9,920,843     15.59 - 17.87 168,788,065          0.62 0.75 - 1.95 (40.27) - (39.22)
                             2007 11,500,075     26.10 - 29.40 323,520,139          0.67 0.75 - 1.90   (1.29) - (0.17)
MIST Met/Eaton Vance         2011    213,777     10.15 - 10.30   2,191,750          2.21 1.30 - 2.20    (0.16) - 0.69
  Floating Rate Sub-Account  2010     80,368     10.17 - 10.23     819,953            -- 1.30 - 2.15      1.71 - 2.30
  (Commenced 5/3/2010)

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                       AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                 --------------------------------------- ---------------------------------------------
                                                                                        EXPENSE(2)         TOTAL(3)
                                                UNIT VALUE               INVESTMENT(1)       RATIO           RETURN
                                                 LOWEST TO           NET        INCOME   LOWEST TO        LOWEST TO
                                       UNITS   HIGHEST ($)    ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                 ----------- ------------- ------------- ------------- ----------- -------------------
MIST Met/Franklin Low       2011   1,106,536   9.72 - 9.81    10,825,502            -- 0.75 - 2.05   (2.63) - (1.79)
  Duration Total Return
  Sub-Account
  (Commenced 5/2/2011)
MIST Met/Franklin Mutual    2011  12,673,692   8.46 - 8.94   112,391,750          2.77 0.75 - 2.25   (2.75) - (1.28)
  Shares Sub-Account        2010  10,810,938   8.70 - 9.06    97,287,113            -- 0.75 - 2.25     8.55 - 10.18
  (Commenced 4/28/2008)     2009   7,563,677   8.01 - 8.22    61,898,072            -- 0.75 - 2.25    22.10 - 23.95
                            2008   1,891,505   6.57 - 6.63    12,517,180          6.17 0.75 - 2.05 (34.29) - (33.69)
MIST Met/Franklin Templeton 2011  16,846,859   9.10 - 9.60   159,648,015          1.71 0.75 - 2.20   (3.90) - (2.49)
  Founding Strategy         2010  17,030,051   9.47 - 9.85   166,052,572            -- 0.75 - 2.20      7.66 - 9.22
  Sub-Account               2009  15,445,257   8.80 - 9.02   138,383,715            -- 0.75 - 2.20    25.75 - 27.60
  (Commenced 4/28/2008)     2008   7,133,612   6.99 - 7.07    50,236,249          3.69 0.75 - 2.20 (30.08) - (29.29)
MIST Met/Templeton Growth   2011   2,608,275  8.22 - 15.77    22,462,217          0.86 0.75 - 1.90   (8.65) - (7.38)
  Sub-Account               2010   1,376,347   9.00 - 9.28    12,725,815          1.07 0.75 - 1.90      5.63 - 6.85
  (Commenced 4/28/2008)     2009   1,004,927   8.52 - 8.69     8,707,599          0.02 0.75 - 1.90    30.12 - 31.63
                            2008     355,286   6.56 - 6.60     2,341,967          1.00 0.75 - 1.65 (34.39) - (33.99)
MIST Met/Templeton          2011     352,964 11.86 - 12.20     4,276,366          6.06 0.75 - 1.80   (2.10) - (1.07)
  International Bond        2010     169,000 12.12 - 12.33     2,069,263          0.37 0.75 - 1.80     4.20 - 12.08
  Sub-Account               2009      18,597 10.88 - 10.90       202,561            -- 1.30 - 1.60      8.80 - 9.00
  (Commenced 5/4/2009)
MIST MetLife Aggressive     2011  15,775,326  9.09 - 11.30   168,280,842          1.12 0.75 - 2.35   (7.96) - (6.47)
  Strategy Sub-Account      2010  17,260,094  9.78 - 12.08   198,100,052          1.21 0.75 - 2.35    13.80 - 15.63
                            2009  18,139,859  8.52 - 10.45   181,304,081            -- 0.75 - 2.35    29.56 - 31.65
                            2008  20,155,167   6.51 - 7.93   154,286,175          3.21 0.75 - 2.35 (49.30) - (41.30)
                            2007  10,317,659 12.84 - 13.51   135,143,577          1.32 0.75 - 2.35      0.47 - 2.12
MIST MetLife Balanced       2011 207,920,698  9.95 - 12.12 2,431,515,757          1.56 0.75 - 2.35   (3.98) - (2.44)
  Strategy Sub-Account      2010 193,332,452 10.27 - 12.42 2,318,147,547          2.08 0.75 - 2.35    10.96 - 12.74
                            2009 174,627,957  9.17 - 11.02 1,859,813,329            -- 0.75 - 2.35    25.35 - 27.39
                            2008 147,575,188   7.24 - 8.65 1,235,764,079          4.74 0.75 - 2.35 (40.51) - (32.42)
                            2007 108,579,992 12.17 - 12.80 1,351,960,548          1.63 0.75 - 2.35      2.44 - 4.07
MIST MetLife Defensive      2011  33,539,911 11.33 - 12.71   405,417,433          2.22 0.75 - 2.35    (0.59) - 1.02
  Strategy Sub-Account      2010  31,892,038 11.40 - 12.58   383,256,299          3.15 0.75 - 2.35     8.32 - 10.07
                            2009  28,585,107 10.52 - 11.43   313,812,189          2.86 0.75 - 2.35    20.05 - 22.00
                            2008  20,521,525   8.77 - 9.37   185,501,306          1.37 0.75 - 2.35 (22.46) - (21.26)
                            2007  13,466,221 11.31 - 11.90   155,633,594          1.80 0.75 - 2.35      3.48 - 5.12
MIST MetLife Growth         2011 127,969,483  9.40 - 11.73 1,424,650,304          1.54 0.75 - 2.35   (6.10) - (4.59)
  Strategy Sub-Account      2010 137,947,035  9.92 - 12.30 1,619,862,396          1.72 0.75 - 2.35    12.81 - 14.62
                            2009 146,128,352  8.71 - 10.73 1,507,800,031            -- 0.75 - 2.35    27.08 - 29.13
                            2008 144,681,997   6.79 - 8.31 1,162,467,001          3.45 0.75 - 2.35 (46.99) - (38.31)
                            2007 113,819,021 12.81 - 13.47 1,490,758,177          1.14 0.75 - 2.35      2.23 - 3.86
MIST MetLife Moderate       2011  74,398,177 11.18 - 12.54   896,942,380          1.80 0.75 - 2.35   (2.43) - (0.86)
  Strategy Sub-Account      2010  69,016,105 11.46 - 12.65   840,358,813          2.53 0.75 - 2.35     9.79 - 11.55
                            2009  61,993,623 10.44 - 11.34   677,808,153          3.26 0.75 - 2.35    23.16 - 25.14
                            2008  48,839,803   8.48 - 9.06   427,462,530          1.76 0.75 - 2.35 (28.07) - (26.99)
                            2007  42,566,117 11.79 - 12.41   513,086,976          1.92 0.75 - 2.35      3.69 - 5.44

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                             AS OF DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                                  ---------------------------------------- ---------------------------------------------
                                                                                          EXPENSE(2)         TOTAL(3)
                                                    UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                     LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                       UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                  ---------- ----------------- ----------- ------------- ----------- -------------------
MIST MFS Emerging Markets    2011  5,082,239      9.55 - 18.02  52,679,213          1.48 0.75 - 2.35 (20.59) - (19.31)
  Equity Sub-Account         2010  5,557,697     12.03 - 22.40  71,913,866          1.00 0.75 - 2.35    20.79 - 22.72
                             2009  5,035,625      9.96 - 18.32  53,586,138          1.59 0.75 - 2.35    65.01 - 67.70
                             2008  3,919,168      6.03 - 10.98  25,433,250          0.65 0.75 - 2.35 (56.59) - (22.35)
                             2007    540,737     13.89 - 14.14   7,597,011          0.08 1.30 - 2.35    33.43 - 34.80
MIST MFS Research            2011  9,028,217     11.69 - 19.12 123,865,118          1.94 0.75 - 2.35 (12.79) - (11.19)
  International Sub-Account  2010  9,354,056     13.39 - 21.53 146,069,481          1.75 0.75 - 2.35     8.83 - 10.71
                             2009  9,683,890     12.29 - 19.45 138,034,495          3.20 0.75 - 2.35    28.50 - 30.81
                             2008 10,212,094      9.56 - 14.87 112,943,686          2.02 0.75 - 2.35 (43.63) - (42.74)
                             2007 11,927,065     16.96 - 25.97 232,428,220          1.34 0.75 - 2.35    10.78 - 12.62
MIST Morgan Stanley Mid Cap  2011  4,659,921     12.07 - 13.90  61,573,810          0.61 0.75 - 1.90   (8.67) - (7.45)
  Growth Sub-Account         2010  4,818,910     13.21 - 15.02  68,961,080          0.03 0.75 - 1.90    29.60 - 31.28
                             2009  4,839,057     10.20 - 11.44  52,932,593            -- 0.75 - 1.90    54.31 - 56.49
                             2008  4,629,395       6.61 - 7.31  32,463,804          1.43 0.75 - 1.90 (47.75) - (47.14)
                             2007  5,095,055     12.65 - 13.83  67,796,737            -- 0.75 - 1.90    21.17 - 22.82
MIST Oppenheimer Capital     2011  9,071,017      7.48 - 10.19  75,750,484          0.14 0.75 - 2.35   (3.67) - (2.11)
  Appreciation Sub-Account   2010 10,299,970      7.76 - 10.44  88,337,908          0.48 0.75 - 2.35      6.86 - 8.57
                             2009 11,409,698       7.26 - 9.65  90,688,069            -- 0.75 - 2.35    40.37 - 42.64
                             2008 12,461,052       5.16 - 6.80  69,922,248          3.58 0.75 - 2.35 (47.19) - (46.54)
                             2007 14,330,363      9.77 - 12.72 150,767,163          0.02 0.75 - 2.35    11.66 - 12.87
MIST PIMCO Inflation         2011  7,526,508     13.90 - 15.97 113,654,208          1.61 0.75 - 2.35     8.56 - 10.31
  Protected Bond Sub-Account 2010  7,113,170     12.81 - 14.48  97,212,565          2.31 0.75 - 2.35      5.26 - 6.96
                             2009  6,189,735     12.17 - 13.54  79,015,035          3.36 0.75 - 2.35     9.41 - 16.53
                             2008  5,260,106     10.55 - 11.20  57,561,334          3.71 1.30 - 2.35   (9.05) - (8.12)
                             2007  5,615,838     11.60 - 12.19  67,120,476          2.22 1.30 - 2.35      8.21 - 9.43
MIST PIMCO Total Return      2011 32,853,798     15.25 - 18.19 558,129,340          2.67 0.75 - 2.35      0.78 - 2.55
  Sub-Account                2010 30,861,530     15.12 - 17.74 512,523,271          3.54 0.75 - 2.35      5.65 - 7.50
                             2009 29,925,971     14.30 - 16.50 463,386,876          6.88 0.75 - 2.35    15.29 - 17.39
                             2008 23,369,511     12.39 - 14.06 308,644,622          3.77 0.75 - 2.35   (1.82) - (0.21)
                             2007 23,393,059     12.62 - 14.09 311,315,471          3.31 0.75 - 2.35      5.17 - 6.99
MIST Pioneer Fund            2011  5,949,995     10.14 - 19.99  88,342,563          1.23 0.75 - 1.95   (6.70) - (5.26)
  Sub-Account                2010  6,459,343     10.77 - 21.10 100,019,549          0.90 0.75 - 2.20    13.41 - 15.35
                             2009  7,155,477      9.40 - 18.29  95,301,242          0.10 0.75 - 2.05    21.55 - 27.31
                             2008    103,010     12.72 - 14.88   1,497,978          0.75 0.75 - 1.80 (34.06) - (33.33)
                             2007     32,107     19.29 - 22.32     693,986          0.77 0.75 - 1.80      4.20 - 4.50
MIST Pioneer Strategic       2011    610,107     12.32 - 28.98  12,748,172          4.46 0.75 - 2.20      1.22 - 2.86
  Income Sub-Account         2010    420,179     12.19 - 28.18   9,868,843          4.43 0.75 - 2.15     4.78 - 11.34
                             2009    243,858     21.60 - 25.31   5,986,626          4.86 0.75 - 1.90    30.59 - 32.09
                             2008    167,799     16.54 - 19.16   3,108,979          6.24 0.75 - 1.90 (13.58) - (11.42)
                             2007     83,140     19.14 - 21.63   1,731,210          0.61 0.75 - 1.80      5.87 - 6.04
MIST Rainier Large Cap       2011    771,261       7.27 - 7.54   5,731,316          0.42 1.30 - 2.20   (5.93) - (5.08)
  Equity Sub-Account         2010  1,565,166       7.72 - 7.95  12,401,428          0.39 1.30 - 2.20    12.87 - 13.90
  (Commenced 11/12/2007)     2009    723,558       6.82 - 6.98   5,008,659          0.90 1.30 - 2.35    20.41 - 21.65
                             2008    786,871       5.67 - 5.74   4,494,341            -- 1.30 - 2.35 (43.13) - (42.48)
                             2007    115,191       9.97 - 9.98   1,149,630          0.07 1.40 - 2.05   (0.27) - (0.16)

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                 -------------------------------------- ---------------------------------------------
                                                                                       EXPENSE(2)         TOTAL(3)
                                               UNIT VALUE               INVESTMENT(1)       RATIO           RETURN
                                                LOWEST TO           NET        INCOME   LOWEST TO        LOWEST TO
                                      UNITS   HIGHEST ($)    ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                 ---------- ------------- ------------- ------------- ----------- -------------------
MIST RCM Technology         2011  1,779,726   5.63 - 6.20    10,635,784            -- 1.30 - 2.35 (12.00) - (11.06)
  Sub-Account               2010  2,029,711   6.39 - 6.97    13,671,946            -- 1.30 - 2.35    24.73 - 26.04
                            2009  2,129,052   5.12 - 5.53    11,419,520            -- 1.30 - 2.35    55.30 - 56.92
                            2008  2,054,635   3.29 - 3.53     7,051,064         13.86 1.30 - 2.35 (45.71) - (45.10)
                            2007  2,312,361   6.06 - 6.43    14,509,987            -- 1.30 - 2.35    28.66 - 29.90
MIST SSgA Growth and Income 2011 12,724,330 11.07 - 12.13   149,799,689          1.68 0.75 - 2.20    (1.13) - 0.31
  ETF Sub-Account           2010 10,621,952 11.20 - 12.09   124,729,784          1.27 0.75 - 2.20     9.80 - 11.40
                            2009  7,874,421 10.20 - 10.85    83,204,629          1.93 0.75 - 2.20    22.17 - 24.32
                            2008  5,706,322   8.39 - 8.60    48,880,309          1.81 1.30 - 2.05 (26.85) - (26.05)
                            2007  5,057,639 11.47 - 11.63    58,631,882            -- 1.30 - 1.90      3.43 - 4.12
MIST SSgA Growth ETF        2011  4,414,150 10.44 - 11.32    47,811,625          1.58 0.75 - 2.05   (4.12) - (2.86)
  Sub-Account               2010  4,136,142 10.88 - 11.65    46,397,024          1.51 0.75 - 2.05    11.84 - 13.30
                            2009  3,535,741  9.77 - 10.28    35,260,685          1.73 0.75 - 1.95    26.60 - 28.99
                            2008  2,631,694   7.73 - 7.88    20,650,547          1.49 1.30 - 1.90 (34.27) - (33.89)
                            2007  3,155,142 11.76 - 11.92    37,480,218            -- 1.30 - 1.90      3.70 - 4.29
MIST T. Rowe Price Large    2011 12,522,601 14.19 - 53.66   590,684,856          0.75 0.75 - 2.35   (6.24) - (4.58)
  Cap Value Sub-Account     2010 14,134,367 14.87 - 56.24   702,128,967          1.14 0.75 - 2.35    14.30 - 16.33
                            2009 15,593,590 12.78 - 48.34   669,088,087          2.37 0.75 - 2.35    15.64 - 17.67
                            2008 17,054,222 10.86 - 41.08   622,711,660          1.71 0.75 - 2.35 (36.75) - (36.74)
                            2007 20,078,114 17.17 - 64.94 1,163,496,239          0.98 0.75 - 2.35      3.12 - 3.13
MIST T. Rowe Price Mid Cap  2011  6,972,220  9.30 - 10.72    69,666,727            -- 0.85 - 2.35   (3.93) - (2.48)
  Growth Sub-Account        2010  8,396,880  9.67 - 10.99    86,739,534            -- 0.85 - 2.35    24.72 - 26.60
                            2009  9,444,336   7.75 - 8.68    77,636,322            -- 0.85 - 2.35    42.11 - 44.24
                            2008  9,296,506   5.45 - 6.02    53,358,584          0.01 0.85 - 2.35 (41.08) - (40.28)
                            2007 10,687,089  9.25 - 10.08   103,384,374          0.04 0.85 - 2.35    15.05 - 15.20
MIST Third Avenue Small Cap 2011  3,218,372 14.67 - 17.92    50,131,398          1.12 1.30 - 2.35  (11.09) - (9.96)
  Value Sub-Account         2010  3,834,160 16.49 - 19.90    66,822,076          1.22 1.30 - 2.35    17.11 - 18.47
                            2009  3,942,016 14.06 - 16.80    58,216,200          1.17 1.30 - 2.35    23.51 - 25.05
                            2008  4,169,845 11.38 - 13.43    49,514,631          0.77 1.30 - 2.35 (31.36) - (30.67)
                            2007  4,918,512 16.58 - 19.37    84,610,267          1.01 1.30 - 2.35   (5.20) - (4.16)
MIST Turner Mid Cap Growth  2011    749,654 12.30 - 13.33     9,703,933            -- 1.30 - 2.35   (9.61) - (8.65)
  Sub-Account               2010    843,568 13.61 - 14.60    12,006,155            -- 1.30 - 2.35    24.21 - 25.51
                            2009  1,004,871 10.96 - 11.63    11,434,181            -- 1.30 - 2.35    43.76 - 45.27
                            2008  1,062,658   7.62 - 8.01     8,353,014            -- 1.30 - 2.35 (49.50) - (48.95)
                            2007  1,063,472 15.09 - 15.69    16,438,209            -- 1.30 - 2.35    20.79 - 21.20
MIST Van Kampen Comstock    2011  9,579,280  9.39 - 10.45    98,062,309          1.12 0.75 - 2.35   (3.76) - (2.22)
  Sub-Account               2010  9,660,454  9.76 - 10.68   101,320,183          1.50 0.75 - 2.35    12.19 - 14.00
                            2009  9,148,538   8.70 - 9.37    84,373,555          2.32 0.75 - 2.35    23.63 - 25.61
                            2008  7,709,294   7.03 - 7.46    56,710,624          1.74 0.75 - 2.35 (37.46) - (36.40)
                            2007  7,546,887 11.24 - 11.73    87,557,507          1.33 0.75 - 2.35   (4.75) - (3.22)
MSF Artio International     2011    430,001  7.11 - 12.18     4,882,027          1.58 0.85 - 1.90 (21.63) - (20.81)
  Stock Sub-Account         2010    457,537  9.00 - 15.39     6,585,095          1.39 0.85 - 1.90      4.85 - 5.96
                            2009    483,148  8.51 - 14.52     6,592,339          0.39 0.85 - 1.90    19.59 - 20.86
                            2008    458,361  7.07 - 12.02     5,203,943          2.82 0.85 - 1.90 (44.89) - (44.68)
                            2007    481,397 12.83 - 21.73     9,945,485          0.83 0.85 - 1.80      8.82 - 9.14

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                               AS OF DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                                    ---------------------------------------- ---------------------------------------------
                                                                                            EXPENSE(2)         TOTAL(3)
                                                      UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                       LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                         UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                    ---------- ----------------- ----------- ------------- ----------- -------------------
MSF Barclays Capital Aggregate 2011    175,717     14.79 - 16.65   2,752,709          3.07 1.30 - 2.20      4.83 - 5.77
  Bond Index Sub-Account       2010    133,054     14.11 - 15.74   1,975,112          3.58 1.30 - 2.20      3.35 - 4.29
  (Commenced 5/4/2009)         2009    100,819     13.65 - 15.09   1,430,073            -- 1.30 - 2.20      2.24 - 2.86
MSF BlackRock Bond Income      2011  1,437,066     48.10 - 66.65  89,516,238          3.71 0.75 - 1.90      4.31 - 5.51
  Sub-Account                  2010  1,330,597     46.11 - 63.17  78,335,454          3.57 0.75 - 1.90      6.04 - 7.26
                               2009  1,093,871     43.49 - 58.89  59,758,262          6.04 0.75 - 1.90      7.13 - 8.37
                               2008    712,480     40.59 - 54.34  35,026,887          4.80 0.75 - 1.90   (5.49) - (4.38)
                               2007    614,622     42.95 - 56.83  31,050,459          2.88 0.75 - 1.90      4.02 - 5.22
MSF BlackRock Legacy Large     2011  3,186,827      1.20 - 33.02   9,935,283          0.19 0.75 - 1.80  (10.57) - (9.63)
  Cap Growth Sub-Account       2010  3,626,675      1.34 - 36.53  10,802,846          0.23 0.75 - 1.80    17.68 - 18.93
  (Commenced 5/4/2009)         2009  4,337,851      1.14 - 30.72   9,259,728            -- 0.75 - 1.80    29.20 - 30.09
MSF BlackRock Money Market     2011 12,722,462      9.55 - 11.20 130,635,278            -- 0.75 - 2.35   (2.32) - (0.74)
  Sub-Account                  2010 12,146,399      9.77 - 11.28 126,563,583            -- 0.75 - 2.35   (2.32) - (0.75)
                               2009 16,896,220      9.99 - 11.37 178,892,462          0.29 0.75 - 2.35   (2.07) - (0.43)
                               2008 22,607,243     10.19 - 11.42 242,294,762          2.49 0.75 - 2.35      0.30 - 1.78
                               2007 11,746,997     10.16 - 11.22 124,576,999          4.74 0.75 - 2.35      2.52 - 4.08
MSF Davis Venture Value        2011 14,326,344     11.12 - 35.39 203,251,430          1.03 0.75 - 2.35   (6.40) - (4.89)
  Sub-Account                  2010 16,224,420     11.87 - 37.21 239,139,043          0.90 0.75 - 2.35     9.22 - 10.98
                               2009 17,270,503     10.86 - 33.53 226,832,922          1.38 0.75 - 2.35    28.77 - 30.84
                               2008 17,609,616      8.43 - 25.63 172,632,119          1.20 0.75 - 2.35 (40.76) - (39.91)
                               2007 19,481,732     14.23 - 42.65 313,091,114          0.67 0.75 - 2.35      2.08 - 3.65
MSF Jennison Growth            2011  4,345,644      5.10 - 14.60  49,789,424          0.06 0.75 - 2.35   (2.11) - (0.53)
  Sub-Account                  2010  4,903,257      5.16 - 14.69  56,877,740          0.41 0.75 - 2.35     8.74 - 10.49
                               2009  5,323,714      4.70 - 13.31  56,317,673            -- 0.75 - 2.35    36.32 - 38.52
                               2008  5,593,496       3.41 - 9.62  42,901,376          2.21 0.75 - 2.35 (37.43) - (37.04)
                               2007  6,410,062      5.45 - 15.28  78,433,753          0.19 0.75 - 2.35     9.88 - 10.40
MSF Loomis Sayles Small Cap    2011  1,364,085     10.29 - 11.63  15,165,191            -- 0.75 - 1.90      0.82 - 1.98
  Growth Sub-Account           2010  1,509,481     10.21 - 11.41  16,497,569            -- 0.75 - 1.90    28.88 - 30.36
                               2009  1,686,737       7.92 - 8.75  14,181,458            -- 0.75 - 1.90    27.23 - 28.71
                               2008  1,480,050       6.22 - 6.80   9,662,816            -- 0.75 - 1.90 (42.46) - (41.73)
                               2007  1,285,945     10.81 - 11.67  14,387,433            -- 0.75 - 1.90      2.37 - 5.99
MSF Met/Artisan Mid Cap        2011  2,732,053     13.33 - 14.69  38,493,096          0.78 1.30 - 2.35      4.02 - 5.11
  Value Sub-Account            2010  3,104,102     12.80 - 13.98  41,776,284          0.59 1.30 - 2.35    12.09 - 13.28
                               2009  3,600,989     11.41 - 12.34  42,984,311          0.83 1.30 - 2.35    37.92 - 39.37
                               2008  3,947,813       8.27 - 8.85  33,953,721          0.04 1.30 - 2.35 (47.29) - (46.85)
                               2007  4,602,845     15.69 - 16.65  74,782,741          0.34 1.30 - 2.35   (9.20) - (8.31)
MSF Met/Dimensional            2011    165,015     13.88 - 14.54   2,355,244          2.33 0.75 - 2.20 (18.07) - (16.88)
  International Small Company  2010    128,511     16.95 - 17.49   2,210,341          1.32 0.75 - 2.20    19.74 - 21.67
  Sub-Account                  2009     83,514     14.14 - 14.37   1,187,763            -- 0.75 - 2.15    39.51 - 40.87
  (Commenced 11/10/2008)       2008      3,592     10.13 - 10.14      36,397            -- 1.30 - 1.80      0.43 - 0.50
MSF MetLife Mid Cap Stock      2011    128,329     15.08 - 16.72   2,022,706          0.64 1.30 - 2.20   (4.36) - (3.50)
  Index Sub-Account            2010     59,087     15.77 - 17.33     972,206          0.67 1.30 - 2.20    23.19 - 24.29
  (Commenced 5/4/2009)         2009     39,029     12.80 - 13.94     521,712            -- 1.30 - 2.20    28.37 - 29.16

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                           AS OF DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                                 --------------------------------------- ---------------------------------------------
                                                                                        EXPENSE(2)         TOTAL(3)
                                                  UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                   LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                     UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                 --------- ----------------- ----------- ------------- ----------- -------------------
MSF MetLife Stock Index     2011 2,855,765      9.06 - 12.06  33,187,748          1.49 1.30 - 2.20    (0.58) - 0.44
  Sub-Account               2010 2,900,545      9.03 - 12.02  33,773,010          1.59 1.30 - 2.20    12.01 - 13.27
                            2009 3,098,322      7.97 - 10.64  32,030,625          2.43 1.30 - 2.20    23.18 - 24.54
                            2008 3,163,371       6.40 - 8.56  26,361,067          1.69 1.30 - 2.25 (38.06) - (37.92)
                            2007 3,427,382     10.31 - 13.82  46,246,210          0.87 1.30 - 2.25      3.60 - 3.83
MSF MFS Total Return        2011 3,108,333     12.38 - 52.56  97,826,866          2.55 0.75 - 1.90      0.24 - 1.40
  Sub-Account               2010 3,364,172     12.34 - 51.83 100,678,402          2.81 0.75 - 1.90      7.73 - 8.98
                            2009 3,547,041     11.44 - 47.56  91,620,811          3.89 0.75 - 1.90    16.08 - 17.42
                            2008 3,343,530      9.85 - 40.51  67,457,508          3.39 0.75 - 1.90 (23.70) - (22.93)
                            2007 3,681,888     12.91 - 52.56  93,367,022          1.94 0.75 - 1.90      2.22 - 3.34
MSF MFS Value Sub-Account   2011 2,696,793     13.48 - 15.74  41,535,628          1.23 0.75 - 1.90   (1.25) - (0.11)
  (Commenced 4/28/2008)     2010 1,862,563     13.65 - 15.76  28,735,680          1.03 0.75 - 1.90     4.35 - 10.35
                            2009   962,018     12.52 - 14.28  13,534,623            -- 0.75 - 1.90    18.31 - 19.68
                            2008   194,021     10.69 - 11.93   2,284,892            -- 0.75 - 1.80 (30.45) - (29.95)
MSF Morgan Stanley EAFE     2011    69,134      9.86 - 11.03     732,359          2.54 1.30 - 2.15 (14.50) - (13.78)
  Index Sub-Account         2010    52,435     11.54 - 12.79     639,986          2.29 1.30 - 2.15      5.47 - 6.38
  (Commenced 5/4/2009)      2009    40,712     10.94 - 12.03     467,108            -- 1.30 - 2.15    34.49 - 35.25
MSF Neuberger Berman        2011    96,711     16.05 - 17.19   1,630,216          0.59 1.30 - 1.90      3.53 - 4.15
  Genesis Sub-Account       2010   118,405     15.50 - 16.51   1,918,839          0.31 1.30 - 1.90    19.06 - 19.78
                            2009   122,821     13.02 - 13.78   1,665,321          0.81 1.30 - 1.90    10.71 - 11.37
                            2008   143,291     11.76 - 12.38   1,744,619          0.22 1.30 - 1.90 (39.72) - (39.34)
                            2007   136,088     19.51 - 20.41   2,740,652          0.06 1.30 - 1.90   (8.27) - (5.52)
MSF Oppenheimer Global      2011 1,147,037     15.67 - 18.58  20,591,996          1.75 0.75 - 1.90  (10.12) - (9.09)
  Equity Sub-Account        2010 1,132,139     17.43 - 20.44  22,327,452          1.31 0.75 - 1.90    13.75 - 15.06
                            2009 1,009,176     15.33 - 17.77  17,331,575          2.19 0.75 - 1.90    37.17 - 38.75
                            2008   955,438     11.17 - 12.80  11,822,022          1.87 0.75 - 1.90 (41.70) - (41.01)
                            2007   995,160     19.16 - 21.70  20,903,698          0.87 0.75 - 1.90      4.24 - 5.44
MSF Russell 2000 Index      2011    93,349     14.92 - 16.80   1,492,191          0.91 1.30 - 2.20   (6.40) - (5.56)
  Sub-Account               2010    53,368     16.04 - 17.79     896,513          0.55 1.30 - 2.15    23.85 - 24.91
  (Commenced 5/4/2009)      2009    35,011     12.95 - 13.77     470,933            -- 1.60 - 2.15    25.90 - 26.37
MSF T. Rowe Price Large Cap 2011 3,161,388     12.87 - 15.19  43,429,966          0.02 0.85 - 1.90   (3.19) - (1.95)
  Growth Sub-Account        2010 3,645,167     12.97 - 15.50  51,472,039          0.11 0.85 - 1.90    14.55 - 16.06
                            2009 4,174,670     11.60 - 13.35  51,232,142          0.39 0.85 - 1.90    40.34 - 42.23
                            2008 4,614,190       8.27 - 9.39  40,130,482          0.35 0.85 - 1.90 (43.08) - (42.36)
                            2007 5,178,163     14.53 - 16.29  78,721,827          0.24 0.85 - 1.90      7.15 - 8.46
MSF T. Rowe Price Small Cap 2011   554,041     16.84 - 20.29  10,132,259            -- 0.85 - 1.90    (0.46) - 0.91
  Growth Sub-Account        2010   606,868     16.92 - 20.11  11,089,062            -- 0.85 - 1.90    32.14 - 33.76
                            2009   642,589     12.81 - 15.04   8,843,239          0.18 0.85 - 1.90    36.02 - 37.79
                            2008   702,633      9.41 - 10.91   7,075,202            -- 0.85 - 1.90 (37.56) - (36.75)
                            2007   787,100     15.07 - 17.25  12,612,119            -- 0.85 - 1.90     8.97 - 55.84
MSF Van Eck Global Natural  2011   286,505     15.07 - 15.78   4,471,552          1.07 0.75 - 2.20 (18.49) - (17.29)
  Resources Sub-Account     2010   117,778     18.63 - 19.08   2,219,740          0.27 0.75 - 1.85    17.26 - 27.36
  (Commenced 5/4/2009)      2009    26,708     14.71 - 14.80     394,811            -- 1.30 - 1.85    35.32 - 35.82

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                            AS OF DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                  -------------------------------------- ---------------------------------------------
                                                                                        EXPENSE(2)         TOTAL(3)
                                                   UNIT VALUE            INVESTMENT(1)       RATIO           RETURN
                                                    LOWEST TO        NET        INCOME   LOWEST TO        LOWEST TO
                                      UNITS       HIGHEST ($) ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                  --------- ----------------- ---------- ------------- ----------- -------------------
MSF Western Asset            2011   469,062     24.42 - 27.72 12,444,974          4.33 1.30 - 1.90      3.85 - 4.67
  Management Strategic Bond  2010   224,535     23.90 - 26.48  5,716,276          5.97 1.30 - 1.80    10.45 - 11.16
  Opportunities Sub-Account  2009   257,500     21.64 - 23.82  5,903,288          6.65 1.30 - 1.80    29.54 - 30.39
                             2008   264,015     16.47 - 18.27  4,656,112          4.14 1.30 - 1.90 (16.82) - (16.19)
                             2007   310,095     19.80 - 21.80  6,528,029          2.47 1.30 - 1.90    (2.59) - 1.75
MSF Western Asset            2011   773,166     15.72 - 18.35 13,347,083          1.22 1.30 - 2.20      2.98 - 3.91
  Management U.S. Government 2010   770,956     15.27 - 17.66 12,855,065          2.42 1.30 - 2.20      3.20 - 4.13
  Sub-Account                2009   808,057     14.80 - 16.96 12,961,674          4.31 1.30 - 2.20      1.82 - 2.73
                             2008   539,471     14.53 - 16.51  8,423,627          3.14 1.30 - 2.20   (3.33) - (1.78)
                             2007   206,296     15.03 - 16.81  3,282,714          1.74 1.30 - 2.15    (2.83) - 4.30
PIMCO VIT High Yield         2011   440,506     16.25 - 17.64  7,552,704          6.66 1.30 - 1.90      1.40 - 2.01
  Sub-Account                2010   775,054     16.03 - 17.30 13,052,532          7.26 1.30 - 1.90    12.31 - 12.99
                             2009   785,381     14.27 - 15.31 11,727,258          8.66 1.30 - 1.90    37.63 - 38.45
                             2008   544,206     10.37 - 11.06  5,876,021          7.80 1.30 - 1.90 (24.96) - (24.45)
                             2007   641,904     13.82 - 14.64  9,198,279          6.83 1.30 - 1.90      1.54 - 2.16
PIMCO VIT Low Duration       2011   803,010     14.02 - 15.14 11,835,685          1.67 1.30 - 1.90   (0.79) - (0.20)
  Sub-Account                2010   881,366     14.13 - 15.17 13,029,268          1.62 1.30 - 1.90      3.31 - 3.93
                             2009   866,665     13.68 - 14.60 12,366,617          3.54 1.30 - 1.90    11.19 - 11.85
                             2008   758,728     12.30 - 13.05  9,699,931          4.09 1.30 - 1.90   (2.30) - (1.73)
                             2007   721,178     12.59 - 13.28  9,408,180          4.73 1.30 - 1.90      5.36 - 5.99
Putnam VT Equity Income      2011 1,542,735     15.00 - 16.57 25,013,816          1.83 0.75 - 1.90      0.01 - 1.16
  Sub-Account                2010 1,782,492     15.00 - 16.38 28,653,373          1.96 0.75 - 1.90    10.49 - 11.77
                             2009 2,012,929     13.58 - 14.66 29,027,593          1.12 0.75 - 1.90    25.06 - 26.49
                             2008 2,461,774     10.86 - 11.59 28,131,216          1.97 0.75 - 1.90 (32.42) - (31.66)
                             2007 2,881,290     16.07 - 16.96 48,287,206          1.30 0.75 - 1.90      1.26 - 2.42
Putnam VT Multi-Cap Growth   2011   176,234     11.62 - 14.89  2,195,254          0.38 1.30 - 1.90   (6.87) - (6.20)
  Sub-Account                2010   187,842     12.47 - 15.89  2,493,260            -- 1.30 - 1.90    15.42 - 15.69
  (Commenced 9/27/2010)
Russell Aggressive Equity    2011   142,278     13.09 - 13.12  1,862,216          0.49        1.40            (5.53)
  Sub-Account                2010   184,010     13.85 - 13.89  2,549,525          0.46        1.40    23.14 - 23.15
                             2009   224,440     11.25 - 11.28  2,525,303          0.53        1.40    29.56 - 29.58
                             2008   252,148       8.68 - 8.71  2,189,608          0.83        1.40 (43.75) - (43.70)
                             2007   287,672     15.43 - 15.47  4,438,500          0.36        1.40             1.98
Russell Core Bond            2011   550,331     18.30 - 18.37 10,072,015          3.15        1.40             3.23
  Sub-Account                2010   649,949     17.72 - 17.79 11,522,547          3.81        1.40      8.49 - 8.50
                             2009   741,772     16.34 - 16.40 12,121,192          4.69        1.40    14.20 - 14.27
                             2008   857,970     14.30 - 14.36 12,276,054          3.93        1.40   (4.92) - (4.90)
                             2007 1,038,251     15.04 - 15.10 15,623,585          5.14        1.40      5.69 - 5.74
Russell Global Real Estate   2011    41,404     25.19 - 25.21  1,042,972          2.29        1.40            (8.34)
  Securities Sub-Account     2010    48,366     27.48 - 27.51  1,329,209          2.17        1.40    21.21 - 21.22
                             2009    62,444     22.67 - 22.69  1,415,749          4.69        1.40            27.15
                             2008    71,152     17.83 - 17.85  1,268,735          1.91        1.40 (37.64) - (37.57)
                             2007    79,175     28.56 - 28.59  2,261,419          2.21        1.40 (17.03) - (17.02)

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                            AS OF DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                  -------------------------------------- ---------------------------------------------
                                                                                        EXPENSE(2)         TOTAL(3)
                                                   UNIT VALUE            INVESTMENT(1)       RATIO           RETURN
                                                    LOWEST TO        NET        INCOME   LOWEST TO        LOWEST TO
                                      UNITS       HIGHEST ($) ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                  --------- ----------------- ---------- ------------- ----------- -------------------
Russell Multi-Style Equity   2011   727,966     12.12 - 12.17  8,826,736          0.99        1.40            (2.92)
  Sub-Account                2010   915,101     12.49 - 12.53 11,428,855          0.92        1.40    14.83 - 14.85
                             2009 1,105,777     10.87 - 10.91 12,025,654          1.37        1.40    29.57 - 29.58
                             2008 1,237,353       8.39 - 8.42 10,385,186          1.44        1.40           (41.41)
                             2007 1,428,724     14.32 - 14.37 20,462,457          1.02        1.40      8.81 - 8.86
Russell Non-U.S. Sub-Account 2011   291,607     12.60 - 12.64  3,674,337          1.71        1.40           (14.09)
                             2010   356,011     14.66 - 14.72  5,221,620          0.98        1.40             9.88
                             2009   428,978     13.35 - 13.40  5,726,361          2.86        1.40    24.73 - 24.77
                             2008   476,105     10.70 - 10.74  5,095,400            --        1.40 (43.21) - (43.20)
                             2007   539,542     18.84 - 18.91 10,169,916          2.38        1.40      8.55 - 8.59

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio or fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio or fund in which the Sub-Account invests. The investment income ratio is calculated as a weighted average ratio since the Sub-Account may invest in two or more share classes, if any, within the underlying portfolio or fund of the Trusts which may have unique investment income ratios.

(2) These amounts represent the annualized contract expenses of each the applicable Sub-Accounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio or fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Sub-Account.

This page is intentionally left blank.

METLIFE INVESTORS INSURANCE COMPANY

Financial Statements

As of December 31, 2011 and 2010 and for the Years Ended December 31, 2011, 2010 and 2009 and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of MetLife Investors Insurance
Company:

We have audited the accompanying balance sheets of MetLife Investors Insurance Company (a wholly-owned subsidiary of MetLife, Inc.) (the "Company") as of December 31, 2011 and 2010, and the related statements of operations, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MetLife Investors Insurance Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 13, 2012

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                          2011    2010
                                                                                         ------- -------
ASSETS
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized cost:
   $2,132 and $1,993, respectively)..................................................... $ 2,210 $ 2,034
 Equity securities available-for-sale, at estimated fair value (cost: $40 and $31,
   respectively)........................................................................      35      27
 Mortgage loans (net of valuation allowances of $2 and $1, respectively)................     226     132
 Policy loans...........................................................................      26      27
 Other limited partnership interests....................................................       8      10
 Short-term investments, principally at estimated fair value............................      69      57
 Other invested assets..................................................................      91      23
                                                                                         ------- -------
   Total investments....................................................................   2,665   2,310
Cash and cash equivalents...............................................................      44      31
Accrued investment income...............................................................      26      22
Premiums, reinsurance and other receivables.............................................   2,314   1,874
Deferred policy acquisition costs and value of business acquired........................     314     471
Current income tax recoverable..........................................................      --      16
Other assets............................................................................     120     132
Separate account assets.................................................................  10,337  10,700
                                                                                         ------- -------
   Total assets......................................................................... $15,820 $15,556
                                                                                         ======= =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits.................................................................. $   396 $   355
Policyholder account balances...........................................................   3,125   2,914
Other policy-related balances...........................................................     103      88
Payables for collateral under securities loaned and other transactions..................     325     279
Current income tax payable..............................................................       9      --
Deferred income tax liability...........................................................     228     158
Other liabilities.......................................................................      61      48
Separate account liabilities............................................................  10,337  10,700
                                                                                         ------- -------
   Total liabilities....................................................................  14,584  14,542
                                                                                         ------- -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 9)

STOCKHOLDER'S EQUITY
Common stock, par value $2 per share; 5,000,000 shares authorized; 2,899,446 shares
  issued and outstanding................................................................       6       6
Additional paid-in capital..............................................................     636     636
Retained earnings.......................................................................     561     353
Accumulated other comprehensive income (loss)...........................................      33      19
                                                                                         ------- -------
   Total stockholder's equity...........................................................   1,236   1,014
                                                                                         ------- -------
   Total liabilities and stockholder's equity........................................... $15,820 $15,556
                                                                                         ======= =======

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           STATEMENTS OF OPERATIONS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                     2011  2010   2009
                                                                                     ----  ----  -----
REVENUES
Premiums............................................................................ $  7  $  5  $   4
Universal life and investment-type product policy fees..............................  204   184    156
Net investment income...............................................................  114   101     97
Other revenues......................................................................  104   100     96
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities......................   --    (5)   (34)
 Other-than-temporary impairments on fixed maturity securities transferred to other
   comprehensive income (loss)......................................................   --    --     21
 Other net investment gains (losses)................................................   (5)   (4)    (9)
                                                                                     ----  ----  -----
   Total net investment gains (losses)..............................................   (5)   (9)   (22)
                                                                                     ----  ----  -----
 Net derivative gains (losses)......................................................  326   102   (279)
                                                                                     ----  ----  -----
     Total revenues.................................................................  750   483     52
                                                                                     ----  ----  -----
EXPENSES
Policyholder benefits and claims....................................................   59    39     36
Interest credited to policyholder account balances..................................  127   127    136
Other expenses......................................................................  270   202     71
                                                                                     ----  ----  -----
     Total expenses.................................................................  456   368    243
                                                                                     ----  ----  -----
Income (loss) before provision for income tax.......................................  294   115   (191)
Provision for income tax expense (benefit)..........................................   86    26    (83)
                                                                                     ----  ----  -----
Net income (loss)................................................................... $208  $ 89  $(108)
                                                                                     ====  ====  =====

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      STATEMENTS OF STOCKHOLDER'S EQUITY
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                           ACCUMULATED OTHER
                                                                       COMPREHENSIVE INCOME (LOSS)
                                                                       -------------------------
                                                   ADDITIONAL          NET UNREALIZED  OTHER-THAN-     TOTAL
                                            COMMON  PAID-IN   RETAINED   INVESTMENT     TEMPORARY  STOCKHOLDER'S
                                            STOCK   CAPITAL   EARNINGS GAINS (LOSSES)  IMPAIRMENTS    EQUITY
                                            ------ ---------- -------- --------------  ----------- -------------
Balance at December 31, 2008...............   $6      $636     $ 371       $(156)         $ --        $  857
Cumulative effect of a change in
  accounting principle, net of income
  tax (Note 1).............................                        1                        (1)           --
Comprehensive income (loss):
 Net loss..................................                     (108)                                   (108)
 Other comprehensive income (loss):
   Unrealized gains (losses) on
     derivative instruments, net of
     income tax............................                                   (2)                         (2)
   Unrealized investment gains
     (losses), net of related offsets and
     income tax............................                                  123            (7)          116
                                                                                                      ------
   Other comprehensive income..............                                                              114
                                                                                                      ------
 Comprehensive income (loss)...............                                                                6
                                              --      ----     -----       -----          ----        ------
Balance at December 31, 2009...............    6       636       264         (35)           (8)          863
Comprehensive income (loss):
 Net income................................                       89                                      89
 Other comprehensive income (loss):
   Unrealized investment gains
     (losses), net of related offsets and
     income tax............................                                   58             4            62
                                                                                                      ------
   Other comprehensive income..............                                                               62
                                                                                                      ------
 Comprehensive income (loss)...............                                                              151
                                              --      ----     -----       -----          ----        ------
Balance at December 31, 2010...............    6       636       353          23            (4)        1,014
Comprehensive income (loss):
 Net income................................                      208                                     208
 Other comprehensive income (loss):
   Unrealized investment gains
     (losses), net of related offsets and
     income tax............................                                   15            (1)           14
                                                                                                      ------
   Other comprehensive income..............                                                               14
                                                                                                      ------
 Comprehensive income (loss)...............                                                              222
                                              --      ----     -----       -----          ----        ------
Balance at December 31, 2011...............   $6      $636     $ 561       $  38          $ (5)       $1,236
                                              ==      ====     =====       =====          ====        ======

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           STATEMENTS OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                                     2011   2010    2009
                                                                                                    -----  -----  -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss).................................................................................. $ 208  $  89  $  (108)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
    Depreciation and amortization expenses.........................................................     2      2       --
    Amortization of premiums and accretion of discounts associated with investments, net...........    (5)    (5)      (6)
    (Gains) losses on investments and derivatives, net.............................................  (329)  (114)     301
    Interest credited to policyholder account balances.............................................   127    127      136
    Universal life and investment-type product policy fees.........................................  (204)  (184)    (156)
    Change in accrued investment income............................................................    (4)    (4)      (1)
    Change in premiums, reinsurance and other receivables..........................................    (6)    (5)    (443)
    Change in deferred policy acquisition costs and value of business acquired, net................   150     84      (68)
    Change in income tax recoverable (payable).....................................................    87    (17)     (50)
    Change in other assets.........................................................................   200    169      107
    Change in insurance-related liabilities and policy-related balances............................    34     11      (28)
    Change in other liabilities....................................................................    14      5     (324)
                                                                                                    -----  -----  -------
Net cash provided by (used in) operating activities................................................   274    158     (640)
                                                                                                    -----  -----  -------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
    Fixed maturity securities......................................................................   696    548      733
    Equity securities..............................................................................     5      1       --
    Mortgage loans.................................................................................     3      4        4
    Other limited partnership interests............................................................     4     --       --
Purchases of:
    Fixed maturity securities......................................................................  (840)  (695)    (717)
    Equity securities..............................................................................   (13)   (10)      (2)
    Mortgage loans.................................................................................   (98)   (34)     (31)
    Other limited partnership interests............................................................    (2)    (8)      --
Cash received in connection with freestanding derivatives..........................................     1     32        4
Cash paid in connection with freestanding derivatives..............................................    --    (25)      (7)
Issuances of loans to affiliates...................................................................   (45)    --       --
Net change in policy loans.........................................................................     1      1       --
Net change in short-term investments...............................................................   (12)    73       60
Net change in other invested assets................................................................    --     14      (16)
                                                                                                    -----  -----  -------
Net cash (used in) provided by investing activities................................................  (300)   (99)      28
                                                                                                    -----  -----  -------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
    Deposits.......................................................................................   725    491    1,534
    Withdrawals....................................................................................  (732)  (654)  (1,198)
Net change in payables for collateral under securities loaned and other transactions...............    46     26     (132)
                                                                                                    -----  -----  -------
Net cash provided by (used in) financing activities................................................    39   (137)     204
                                                                                                    -----  -----  -------
Change in cash and cash equivalents................................................................    13    (78)    (408)
Cash and cash equivalents, beginning of year.......................................................    31    109      517
                                                                                                    -----  -----  -------
CASH AND CASH EQUIVALENTS, END OF YEAR............................................................. $  44  $  31  $   109
                                                                                                    =====  =====  =======
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid (received) during the year for:
    Income tax..................................................................................... $  (1) $  42  $   (33)
                                                                                                    =====  =====  =======

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       NOTES TO THE FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

  BUSINESS

   MetLife Investors Insurance Company ("MLIIC"), a Missouri domiciled life insurance company (the "Company") is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

   The Company markets and administers traditional life, universal life, variable and fixed annuity products to individuals. The Company is licensed to conduct business in 49 states and the District of Columbia. Most of the policies issued present no significant mortality or longevity risk to the Company, but rather represent investment deposits by the policyholders.

  BASIS OF PRESENTATION

   Certain amounts in the prior years' financial statements and related footnotes thereto have been reclassified to conform with the 2011 presentation as discussed throughout the Notes to the Financial Statements.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements.

   A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Investments

   The accounting policies for the Company's principal investments are as follows:

      Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

      Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

      Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Interest, dividends and prepayment fees are recorded in net investment income.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


      Included within fixed maturity securities are structured securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

      The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 2 "-- Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity and Equity Securities Available-for-Sale."

      Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector;
   (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

      For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded in other comprehensive income (loss). Adjustments are not made for subsequent recoveries in value.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


      With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

      Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the securities have an interest rate step-up feature which, when combined with other qualitative factors, indicates that the securities have more debt-like characteristics; while those with more equity-like characteristics are classified as equity securities within non-redeemable preferred stock. Many of such securities, commonly referred to as "perpetual hybrid securities," have been issued by non-U.S. financial institutions that are accorded the highest two capital treatment categories by their respective regulatory bodies (i.e. core capital, or "Tier 1 capital" and perpetual deferrable securities, or "Upper Tier 2 capital"). With respect to perpetual hybrid securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

      The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities are as follows:

           (i)The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

          (ii)When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

         (iii)Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


          (iv)When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in (ii) above.

      The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

      In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

      Securities Lending. Securities lending transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. At the inception of a loan, the Company obtains collateral, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

      Mortgage Loans. For the purposes of determining valuation allowances, the Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural.

      Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days; and agricultural -- 90 days. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


      Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either:
   (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

      For commercial and agricultural mortgage loans, the Company typically uses 10 years or more of historical experience in establishing non-specific valuation allowances. For commercial mortgage loans, 20 years of historical experience is used which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For agricultural mortgage loans, ten years of historical experience is used which captures a full economic cycle. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. For commercial and agricultural mortgage loans, on a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment level.

      All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

      For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

   portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan's unpaid principal balance is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan's unpaid principal balance. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

      For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

      Mortgage Loans Modified in a Troubled Debt Restructuring. The Company may grant concessions related to the borrowers' financial difficulties which are classified as troubled debt restructuring. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the continuous portfolio monitoring process, a specific valuation allowance may have been recorded prior to the period when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

      Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

      Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor ownership interest or more than a minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period. The Company uses the cost method of accounting for investments in other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security. The Company reports the distributions from other limited partnership interests accounted for under the cost method and equity in earnings from other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in other limited partnerships for impairments. The Company considers its cost method

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

   investments for OTTI when the carrying value of other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

      Short-term Investments. Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in an affiliated money market pool.

      Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values and loans to affiliates.

      Freestanding derivatives with positive estimated fair values are described in "-- Derivative Financial Instruments" below.

      Loans to affiliates are stated at unpaid principal balance, adjusted for amortization of any unamortized premium or discount.

      Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities ("VIEs"). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the financial statements.

      When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

      When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies as described in "-- Fair Value" below and in Note 4. Such estimated fair values are based on available market information and management's judgment about financial instruments. The observable and unobservable inputs used in the standard market valuation methodologies are described in Note 4.

      Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


      The determination of the amount of valuation allowances and impairments, as applicable, is described previously by investment type. The determination of such valuation allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

      The recognition of income on certain investments (e.g. structured securities, including mortgage-backed and ABS) is dependent upon prepayments and defaults, which could result in changes in amounts to be earned.

      The Company has invested in certain structured transactions that are VIEs. These structured transactions include hybrid securities, asset-backed securitization and other limited partnership interests. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary.

      The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

      For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the financial statements. The Company did not consolidate any of its VIEs at December 31, 2011 and 2010.

  Derivative Financial Instruments

   Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The Company uses a variety of derivatives, including swaps and floors, to manage various risks relating to its ongoing business operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

   Freestanding derivatives are carried in the Company's balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value of freestanding derivatives, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

   Accruals on derivatives are generally recorded in accrued investment income or within other liabilities in the balance sheets. However, accruals that are not expected to settle within one year are included with the derivative carrying value in other invested assets or other liabilities.

   The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

   If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses). The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

   To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

   The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

   Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statements of operations within interest income or interest expense to match the location of the hedged item.

   Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statements of operations within interest income or interest expense to match the location of the hedged item.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

   When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

   When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

   In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   The Company issues certain products and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Fair Value

   As described below, certain assets and liabilities are measured at estimated fair value in the Company's balance sheets. In addition, the notes to these financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

   The Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

   Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

   Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

   Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

  Cash and Cash Equivalents

   The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Computer Software

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $13 million and $11 million at December 31, 2011 and 2010, respectively. Accumulated amortization of capitalized software was $4 million and $2 million at December 31, 2011 and 2010, respectively. Related amortization expense was $2 million for both the years ended
December 31, 2011 and 2010. Related amortization expense was less than $1 million for the year ended December 31, 2009.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


  Deferred Policy Acquisition Costs and Value of Business Acquired

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as deferred policy acquisition costs ("DAC"). Such costs consist principally of commissions, certain agency expenses and policy issuance expenses. Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

   The Company amortizes DAC and VOBA on life insurance or investment-type contracts in proportion to gross profits, depending on the type of contract as described below.

   The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

   Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

   Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Goodwill

   Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired which represents the future economic benefits arising from such net assets acquired that could not be individually identified. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

   Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. Management has concluded that the Company has one reporting unit. The Company applies significant judgment when determining the estimated fair value of the Company's reporting unit.

   For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

   In performing the Company's goodwill impairment test, the estimated fair value of the reporting unit is determined using a market multiple approach. When further corroboration is required, the Company uses a discounted cash flow approach. The Company may use additional valuation methodologies when appropriate.

   The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting unit include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels and the discount rate that the Company believes is appropriate for the reporting unit.

   The Company applies significant judgment when determining the estimated fair value of the Company's reporting unit. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting unit could result in goodwill impairments in future periods which could adversely affect the Company's results of operations or financial position.

   During the 2011 impairment test of goodwill, the Company concluded that the fair value of the reporting unit was less than the carrying value. As a result, the Company performed additional analysis to measure the amount of goodwill impairment, if any. It was determined that the carrying amount of the reporting unit's goodwill was less than its implied fair value and, therefore, goodwill was not impaired. On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting unit to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions may have an impact on the estimated fair value and could result in future impairments of goodwill. The Company has no accumulated goodwill impairment as of December 31, 2011. Goodwill was $33 million at both December 31, 2011 and 2010.

  Liability for Future Policy Benefits and Policyholder Account Balances

   The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance and traditional annuities. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require us to establish premium deficiency reserves. Such reserves are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities are approximately 5%.

   Future policy benefit liabilities for traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 3% to 8%.

   Future policy benefit liabilities are established for certain variable annuity products with guaranteed minimum benefits as described below under "-- Variable Annuity Guaranteed Minimum Benefits."

   The Company regularly reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities, result in changes in the additional liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

   Policyholder account balances ("PABs") relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs for these contracts are equal to policy account values, which consist of an accumulation of gross premium payments and credited interest, ranging from 1% to 8%, less expenses, mortality charges and withdrawals.

  Variable Annuity Guaranteed Minimum Benefits

   The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. In some cases the benefit base may be increased by additional deposits, bonus amounts, accruals or optional market value resets. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is accounted for under a split of the two models.

   These guarantees include:

    . Guaranteed minimum death benefit ("GMDB") that guarantees the contractholder a return of their purchase payment upon death even if the account value is reduced to zero. An enhanced death benefit may be available for an additional fee.

    . Guaranteed minimum income benefit ("GMIB") that provides the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments, even if the account value is reduced to zero, that can be annuitized to receive a monthly income stream that is not less than a specified amount. Certain of these

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

       contracts also provide for a guaranteed lump sum return of purchase premium in lieu of the annuitization benefit.

    . Guaranteed minimum withdrawal benefit ("GMWB") that guarantees the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. Certain of these contracts include guaranteed withdrawals that are life contingent.

    . Guaranteed minimum accumulation benefit ("GMAB") that provides the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero.

   Guarantees accounted for as insurance liabilities in future policy benefits include GMDB, the portion of GMIB that require annuitization, and the life-contingent portion of certain GMWB. These liabilities are established as follows:

   GMDB liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

   GMIB liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIB have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in PABs as described below.

   The liability for the life contingent portion of GMWB is determined based on the expected value of the life contingent payments and expected assessments using assumptions consistent with those used for estimating the GMDB liabilities.

   Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWB, GMAB and the portion of certain GMIB that do not require annuitization. These guarantees are recorded at estimated fair value separately from the host variable annuity with changes in estimated fair value reported in net derivative gains (losses). At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   The estimated fair values of these embedded derivatives are then determined based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives also includes an adjustment for the Company's nonperformance risk and risk margins related to non-capital market inputs. The nonperformance adjustment, which is captured as a spread over the risk free rate in determining the discount rate to discount the cash flows of the liability, is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

   These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in nonperformance risk, variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with GMDB, GMIB, GMAB and GMWB described in the preceding paragraphs. With respect to GMIB, a portion of the directly written GMIB guarantees are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance, and other receivables in the balance sheet with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  Other Policy-Related Balances

   Other policy-related balances include policy and contract claims and unearned revenue liabilities.

   The liability for policy and contract claims generally relates to incurred but not reported death claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

   The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


  Recognition of Insurance Revenue and Related Benefits

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

   Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

   The portion of fees allocated to embedded derivatives described previously is recognized within net derivative gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

   Other revenues primarily include, in addition to items described elsewhere herein, fee income on financial reinsurance treaties. Such fees are recognized in the period in which services are performed.

  Income Taxes

   The Company joins the MetLife life/non-life consolidated federal tax return and is a party to the MetLife tax sharing agreement.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

       (i) future taxable income exclusive of reversing temporary differences and carryforwards;

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


       (ii) future reversals of existing taxable temporary differences;

       (iii) taxable income in prior carryback years; and

       (iv) tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

   The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products.

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid, and the liabilities ceded related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid on the reinsurance of in-force blocks, as well as amounts paid related to new business, are recorded as ceded premiums and ceded future policy benefit liabilities are established.

   The assumptions used to account for long-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   Premiums, fees and policyholder benefits and claims are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

   Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer.

  Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized in other expenses as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts are comprised of actively traded mutual funds. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized;
(ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

(iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of operations.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the statements of operations.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

   Effective July 1, 2011, the Company adopted new guidance regarding accounting for troubled debt restructurings. This guidance clarifies whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for the purpose of determining when a restructuring constitutes a troubled debt restructuring. Additionally, the guidance prohibits creditors from using the borrower's effective rate test to evaluate whether a concession has been granted to the borrower. The adoption did not have a material impact on the Company's financial statements. See also expanded disclosures in Note 2.

   Effective January 1, 2011, the Company adopted new guidance regarding accounting for investment funds determined to be VIEs. Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economic interest in a VIE, unless the separate account contractholder is a related party. The adoption did not have a material impact on the Company's financial statements.

   Effective December 31, 2010, the Company adopted guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its financial statements.

   Effective July 1, 2010, the Company adopted guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting. The adoption of this guidance did not have an impact on the Company's financial statements.

   Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

   Also effective January 1, 2010, the Company adopted guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to certain other limited partnership interests held by the Company.

   Effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities. The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $1 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $2 million, net of deferred income taxes of $1 million, resulting in the net cumulative effect adjustment of $1 million. The entire increase in the amortized cost basis of fixed maturity securities was in the ABS sector. As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $15 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

   Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its financial statements.

   Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. The adoption did not have a material impact on the Company's financial statements.

  Business Combinations and Noncontrolling Interests

   Effective January 1, 2011, the Company adopted new guidance that addresses when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure. Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The adoption did not have an impact on the Company's financial statements.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the financial statements. Under this guidance:

    . All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

    . Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

    . The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

    . Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

    . Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

    . Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

    . Net income (loss) includes amounts attributable to noncontrolling interests.

    . When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

    . Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

    . When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

   The adoption of this guidance on a prospective basis did not have an impact on the Company's financial statements.

   Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


  Fair Value

   Effective January 1, 2010, the Company adopted guidance that requires disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's financial statements.

   The following pronouncements relating to fair value had no material impact on the Company's financial statements:

    . Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

    . Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

    . Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its financial statements.

    .  Effective December 31, 2009, the Company adopted guidance on:
       (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements for annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

    . Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or
       (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


  Other Pronouncements

   Effective January 1, 2011, the Company adopted new guidance regarding goodwill impairment testing. This guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity would be required to perform Step 2 of the test if qualitative factors indicate that it is more likely than not that goodwill impairment exists. The adoption did not have an impact on the Company's financial statements.

   Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

   In December 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding comprehensive income (Accounting Standards Update ("ASU") 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update
No. 2011-05). The amendments in ASU 2011-12 are effective for fiscal years and interim periods within those years beginning after December 15, 2011. Consistent with the effective date of the amendments in ASU 2011-05 discussed below, ASU 2011-12 defers the effective date pertaining to reclassification adjustments out of accumulated other comprehensive income in ASU 2011-05. The amendments are being made to allow the FASB time to re-deliberate whether to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. All other requirements in ASU 2011-05 are not affected by ASU 2011-12, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. The Company is currently evaluating the impact of this guidance on its financial statements.

   In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance should be applied retrospectively for all comparative periods presented. The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards ("IFRS"). The Company is currently evaluating the impact of this guidance on its financial statements and related disclosures.

   In September 2011, the FASB issued new guidance on goodwill impairment testing (ASU 2011-08, Intangibles -- Goodwill and Other (Topic 350): Testing Goodwill for Impairment), effective for calendar years beginning after December 15, 2011. Early adoption is permitted. The objective of this standard is to simplify how an entity tests goodwill for impairment. The amendments in this standard will allow an entity to first assess

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

   In June 2011, the FASB issued new guidance regarding comprehensive income (ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income), effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The guidance should be applied retrospectively and early adoption is permitted. The new guidance provides companies with the option to present the total of comprehensive income, components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The objective of the standard is to increase the prominence of items reported in other comprehensive income and to facilitate convergence of GAAP and IFRS. The standard eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholder's equity. The amendments in ASU 2011-05 do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified in net income. The Company intends to adopt the two-statement approach in 2012.

   In May 2011, the FASB issued new guidance regarding fair value measurements (ASU 2011- 04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

   In April 2011, the FASB issued new guidance regarding effective control in repurchase agreements (ASU 2011-03, Transfers and Servicing (Topic 860):
Reconsideration of Effective Control for Repurchase Agreements), effective for the first interim or annual period beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The amendments in this ASU remove from the assessment of effective control the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

   In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Financial Services -- Insurance (Topic
944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) ("ASU 2010-26"), effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. ASU 2010-26 specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs currently capitalized by the Company will no longer be deferred. The Company will adopt ASU 2010-26 in 2012 and will apply it retrospectively to all prior periods presented in its financial statements for all insurance contracts. The Company estimates that DAC will be reduced by approximately $25 million to $30 million and total equity will

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

be reduced by approximately $15 million to $20 million, net of income tax, as of the date of adoption. Additionally, the Company estimates that net income will be increased by approximately $7 million to $8 million in 2011 and $1 million to $2 million in 2010, as of the date of adoption. The estimated net income impact for 2009 is less than $1 million.

2.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The following tables present the cost or amortized cost, gross unrealized gains and losses, estimated fair value of fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses:

                                                              DECEMBER 31, 2011
                                              ------------------------------------------------
                                                           GROSS UNREALIZED
                                               COST OR  ---------------------- ESTIMATED
                                              AMORTIZED       TEMPORARY  OTTI    FAIR    % OF
                                                COST    GAINS  LOSSES   LOSSES   VALUE   TOTAL
                                              --------- ----- --------- ------ --------- -----
                                                                (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities....................  $  908   $ 59    $  9     $ --   $  958    43.3%
U.S. Treasury and agency securities..........     325      7      --       --      332    15.0
RMBS.........................................     317     17      10       10      314    14.2
CMBS.........................................     276     12       2       --      286    12.9
Foreign corporate securities.................     150      9       3       --      156     7.1
ABS..........................................     131      5       2       --      134     6.1
State and political subdivision securities...      17      2      --       --       19     0.9
Foreign government securities................       8      3      --       --       11     0.5
                                               ------   ----    ----     ----   ------   -----
  Total fixed maturity securities............  $2,132   $114    $ 26     $ 10   $2,210   100.0%
                                               ======   ====    ====     ====   ======   =====
EQUITY SECURITIES:
Common stock.................................  $   20   $ --    $ --     $ --   $   20    57.1%
Non-redeemable preferred stock...............      20     --       5       --       15    42.9
                                               ------   ----    ----     ----   ------   -----
  Total equity securities....................  $   40   $ --    $  5     $ --   $   35   100.0%
                                               ======   ====    ====     ====   ======   =====

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


                                                              DECEMBER 31, 2010
                                              ------------------------------------------------
                                                           GROSS UNREALIZED
                                               COST OR  ---------------------- ESTIMATED
                                              AMORTIZED       TEMPORARY  OTTI    FAIR    % OF
                                                COST    GAINS  LOSSES   LOSSES   VALUE   TOTAL
                                              --------- ----- --------- ------ --------- -----
                                                                (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities....................  $  826    $45    $ 13     $ --   $  858    42.2%
U.S. Treasury and agency securities..........     290      5       3       --      292    14.4
RMBS.........................................     362     12      11        8      355    17.5
CMBS.........................................     256     11       3       --      264    13.0
Foreign corporate securities.................     125      8       6       --      127     6.2
ABS..........................................     112      4       2       --      114     5.6
State and political subdivision securities...      13     --      --       --       13     0.6
Foreign government securities................       9      2      --       --       11     0.5
                                               ------    ---    ----     ----   ------   -----
  Total fixed maturity securities............  $1,993    $87    $ 38     $  8   $2,034   100.0%
                                               ======    ===    ====     ====   ======   =====
EQUITY SECURITIES:
Common stock.................................  $   11    $ 1    $ --     $ --   $   12    44.4%
Non-redeemable preferred stock...............      20     --       5       --       15    55.6
                                               ------    ---    ----     ----   ------   -----
  Total equity securities....................  $   31    $ 1    $  5     $ --   $   27   100.0%
                                               ======    ===    ====     ====   ======   =====

   Within fixed maturity securities, a reclassification from the ABS sector to the RMBS sector has been made to the prior year amounts to conform to the current year presentation for securities backed by sub-prime residential mortgage loans to be consistent with market convention relating to the risks inherent in such securities and the Company's management of its investments within these asset sectors.

   The Company held no non-income producing fixed maturity securities at December 31, 2011 and 2010.

   The Company held foreign currency derivatives with notional amounts of $15 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at both December 31, 2011 and 2010.

   Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

   The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than the government securities summarized in the table below.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   Concentrations of Credit Risk (Government and Agency Securities). The following section contains a summary of the concentrations of credit risk related to government and agency fixed maturity and fixed-income securities holdings, which were greater than 10% of the Company's stockholder's equity at:

                                                                   DECEMBER 31,
                                                                   -----------------
                                                                   2011        2010
                                                                   ----        ----
                                                                     CARRYING VALUE (1)
                                                                   -----------------
                                                                   (IN MILLIONS)
    U.S. Treasury and agency fixed maturity securities............ $332        $292
    U.S. Treasury and agency fixed-income securities included in:
     Short-term investments....................................... $ 68        $ 42
     Cash equivalents............................................. $  4        $ 29

--------
(1)Represents estimated fair value for fixed maturity securities and for short-term investments and cash equivalents, estimated fair value or amortized cost, which approximates estimated fair value.

   Concentrations of Credit Risk (Equity Securities). The Company was not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's stockholder's equity or 1% of total investments at December 31, 2011 and 2010.

   Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                       DECEMBER 31,
                                          ---------------------------------------
                                                 2011                2010
                                          ------------------- -------------------
                                                    ESTIMATED           ESTIMATED
                                          AMORTIZED   FAIR    AMORTIZED   FAIR
                                            COST      VALUE     COST      VALUE
                                          --------- --------- --------- ---------
                                                       (IN MILLIONS)
Due in one year or less..................  $  158    $  160    $   52    $   53
Due after one year through five years....     457       481       492       518
Due after five years through ten years...     535       575       514       528
Due after ten years......................     258       260       205       202
                                           ------    ------    ------    ------
  Subtotal...............................   1,408     1,476     1,263     1,301
RMBS, CMBS and ABS.......................     724       734       730       733
                                           ------    ------    ------    ------
   Total fixed maturity securities.......  $2,132    $2,210    $1,993    $2,034
                                           ======    ======    ======    ======

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

  EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

   As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, equity securities and perpetual hybrid securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


  NET UNREALIZED INVESTMENT GAINS (LOSSES)

   The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                                                      YEARS ENDED DECEMBER 31,
                                                                                      -----------------------
                                                                                      2011     2010    2009
                                                                                      ----     ----    ----
                                                                                        (IN MILLIONS)
Fixed maturity securities............................................................ $ 88     $ 49    $(40)
Fixed maturity securities with noncredit OTTI losses in accumulated other
  comprehensive income (loss)........................................................  (10)      (8)    (18)
                                                                                       ----     ----    ----
 Total fixed maturity securities.....................................................   78       41     (58)
Equity securities....................................................................   (5)      (4)     (6)
Derivatives..........................................................................    2        1       1
Short-term investments...............................................................   (1)      (1)     (3)
                                                                                       ----     ----    ----
   Subtotal..........................................................................   74       37     (66)
                                                                                       ----     ----    ----
Amounts allocated from:
 Insurance liability loss recognition................................................   (7)      --      --
 DAC and VOBA related to noncredit OTTI losses recognized in accumulated other
   comprehensive income (loss).......................................................    1        1       5
 DAC and VOBA........................................................................  (17)      (9)     (5)
                                                                                       ----     ----    ----
   Subtotal..........................................................................  (23)      (8)     --
                                                                                       ----     ----    ----
Deferred income tax benefit (expense) related to noncredit OTTI losses recognized in
  accumulated other comprehensive income (loss)......................................    4        3       5
Deferred income tax benefit (expense)................................................  (22)     (13)     18
                                                                                       ----     ----    ----
Net unrealized investment gains (losses)............................................. $ 33     $ 19    $(43)
                                                                                       ====     ====    ====

   The changes in fixed maturity securities with noncredit OTTI losses included in accumulated other comprehensive income (loss) were as follows:

                                                                                               DECEMBER 31,
                                                                                               ------------
                                                                                               2011   2010
                                                                                               ----   ----
                                                                                               (IN MILLIONS)
Balance, beginning of period.................................................................. $ (8)  $(18)
Securities sold with previous noncredit OTTI loss.............................................    1      6
Subsequent changes in estimated fair value....................................................   (3)     4
                                                                                               ----   ----
Balance, end of period........................................................................ $(10)  $ (8)
                                                                                               ====   ====

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   The changes in net unrealized investment gains (losses) were as follows:

                                                                                      YEARS ENDED DECEMBER 31,
                                                                                      -----------------------
                                                                                       2011    2010    2009
                                                                                      -----   -----   -----
                                                                                        (IN MILLIONS)
Balance, beginning of period.........................................................  $19    $(43)   $(156)
Cumulative effect of change in accounting principles, net of income tax..............   --      --       (1)
Fixed maturity securities on which noncredit OTTI losses have been recognized........   (2)     10      (16)
Unrealized investment gains (losses) during the year.................................   39      93      263
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition.........................................   (7)     --       --
 DAC and VOBA related to noncredit OTTI losses recognized in accumulated other
   comprehensive income (loss).......................................................   --      (4)       5
 DAC and VOBA........................................................................   (8)     (4)     (76)
Deferred income tax benefit (expense) related to noncredit OTTI losses recognized in
  accumulated other comprehensive income (loss)......................................    1      (2)       4
Deferred income tax benefit (expense)................................................   (9)    (31)     (66)
                                                                                       ---    ----     -----
Balance, end of period...............................................................  $33    $ 19    $ (43)
                                                                                       ===    ====     =====
Change in net unrealized investment gains (losses)...................................  $14    $ 62    $ 113
                                                                                       ===    ====     =====

  CONTINUOUS GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

   The following tables present the estimated fair value and gross unrealized losses of fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months"

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                   DECEMBER 31, 2011
                                             --------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                             -------------------- -------------------- --------------------
                                             ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                               FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                               VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                             --------- ---------- --------- ---------- --------- ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...................   $ 68       $  1      $ 36       $ 8       $104       $ 9
U.S. Treasury and agency securities.........     35         --        --        --         35        --
RMBS........................................     76          5        39        15        115        20
CMBS........................................     28          1        24         1         52         2
Foreign corporate securities................     23          1         6         2         29         3
ABS.........................................     45          1        22         1         67         2
Foreign government securities...............      1         --        --        --          1        --
                                               ----       ----      ----       ---       ----       ---
 Total fixed maturity securities............   $276       $  9      $127       $27       $403       $36
                                               ====       ====      ====       ===       ====       ===
EQUITY SECURITIES:
Non-redeemable preferred stock..............   $ --       $ --      $ 15       $ 5       $ 15       $ 5
                                               ====       ====      ====       ===       ====       ===
Total number of securities in an unrealized
  loss position.............................     74                   38
                                               ====                 ====

                                                                   DECEMBER 31, 2010
                                             --------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                             -------------------- -------------------- --------------------
                                             ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                               FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                               VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                             --------- ---------- --------- ---------- --------- ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...................   $147       $  4      $ 68       $ 9       $215       $13
U.S. Treasury and agency securities.........    137          3        --        --        137         3
RMBS........................................     62          1       117        18        179        19
CMBS........................................     23         --        41         3         64         3
Foreign corporate securities................     12         --        28         6         40         6
ABS.........................................     15         --        19         2         34         2
Foreign government securities...............     --         --        --        --         --        --
                                               ----       ----      ----       ---       ----       ---
 Total fixed maturity securities............   $396       $  8      $273       $38       $669       $46
                                               ====       ====      ====       ===       ====       ===
EQUITY SECURITIES:
Non-redeemable preferred stock..............   $ --       $ --      $ 15       $ 5       $ 15       $ 5
                                               ====       ====      ====       ===       ====       ===
Total number of securities in an unrealized
  loss position.............................     49                   59
                                               ====                 ====

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


  AGING OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The following tables present the cost or amortized cost, gross unrealized losses, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized losses as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                      DECEMBER 31, 2011
                                                      -------------------------------------------------------------------
                                                      COST OR AMORTIZED COST GROSS UNREALIZED LOSSES NUMBER OF SECURITIES
                                                      ---------------------- ----------------------  --------------------
                                                      LESS THAN    20% OR    LESS THAN     20% OR    LESS THAN   20% OR
                                                         20%        MORE        20%         MORE        20%       MORE
                                                      ---------    ------    ---------     ------    ---------   ------
                                                          (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months.................................   $256        $33        $  5         $ 9         58         11
Six months or greater but less than nine months......     17          7          --           2          8          1
Nine months or greater but less than twelve months...      4         --          --          --          4         --
Twelve months or greater.............................     86         36           7          13         26          3
                                                        ----        ---        ----         ---
  Total..............................................   $363        $76        $ 12         $24
                                                        ====        ===        ====         ===
Percentage of amortized cost.........................                             3%         32%
                                                                               ====         ===
EQUITY SECURITIES:
Less than six months.................................   $ --        $20        $ --         $ 5         --          1
Six months or greater but less than nine months......     --         --          --          --         --         --
Nine months or greater but less than twelve months...     --         --          --          --         --         --
Twelve months or greater.............................     --         --          --          --         --         --
                                                        ----        ---        ----         ---
  Total..............................................   $ --        $20        $ --         $ 5
                                                        ====        ===        ====         ===
Percentage of cost...................................                                        25%
                                                                                            ===

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


                                                                      DECEMBER 31, 2010
                                                      -------------------------------------------------------------------
                                                      COST OR AMORTIZED COST GROSS UNREALIZED LOSSES NUMBER OF SECURITIES
                                                      ---------------------- ----------------------  --------------------
                                                      LESS THAN    20% OR    LESS THAN     20% OR    LESS THAN   20% OR
                                                         20%        MORE        20%         MORE        20%       MORE
                                                      ---------    ------    ---------     ------    ---------   ------
                                                          (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months.................................   $401        $ --       $  9         $ --        47         --
Six months or greater but less than nine months......     --           2         --           --        --          1
Nine months or greater but less than twelve months...      4          --         --           --         2         --
Twelve months or greater.............................    240          68         18           19        45         12
                                                        ----        ----       ----         ----
  Total..............................................   $645        $ 70       $ 27         $ 19
                                                        ====        ====       ====         ====
Percentage of amortized cost.........................                             4%          27%
                                                                               ====         ====
EQUITY SECURITIES:
Less than six months.................................   $ --        $ --       $ --         $ --        --         --
Six months or greater but less than nine months......     --          20         --            5        --          1
Nine months or greater but less than twelve months...     --          --         --           --        --         --
Twelve months or greater.............................     --          --         --           --        --         --
                                                        ----        ----       ----         ----
  Total..............................................   $ --        $ 20       $ --         $  5
                                                        ====        ====       ====         ====
Percentage of cost...................................                                         25%
                                                                                            ====

  CONCENTRATION OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The gross unrealized losses related to fixed maturity and equity securities, including the portion of OTTI losses on fixed maturity securities recognized in accumulated other comprehensive income (loss) were $41 million and $51 million at December 31, 2011 and 2010, respectively. The concentration, calculated as a percentage of gross unrealized losses (including OTTI losses), by sector and industry was as follows at:

                                                                    DECEMBER 31,
                                                                    -----------
                                                                    2011   2010
                                                                    ----   ----
SECTOR:
RMBS...............................................................  49%    37%
U.S. corporate securities..........................................  22     26
Foreign corporate securities.......................................   7     12
CMBS...............................................................   5      7
ABS................................................................   5      4
U.S. Treasury and agency securities................................  --      5
Other..............................................................  12      9
                                                                    ---    ---
  Total............................................................ 100%   100%
                                                                    ===    ===
INDUSTRY:
Mortgage-backed....................................................  54%    44%
Finance............................................................  34     36
Consumer...........................................................   5      7
Asset-backed.......................................................   5      4
Utility............................................................   2      3
U.S. Treasury and agency securities................................  --      5
Industrial.........................................................  --      1
                                                                    ---    ---
  Total............................................................ 100%   100%
                                                                    ===    ===

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


  EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

   The Company held no fixed maturity securities or equity securities with a gross unrealized loss greater than $10 million at both December 31, 2011 and 2010. Gross unrealized losses on fixed maturity securities and equity securities decreased $10 million during the year ended December 31, 2011. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2011, was primarily attributable to a decrease in interest rates, partially offset by widening credit spreads. These securities were included in the Company's OTTI review process.

   As of December 31, 2011, $15 million of unrealized losses were from fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater. The entire $15 million is related to unrealized losses on below investment grade securities. Unrealized losses on below investment grade securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans and sub-prime residential mortgage loans) and were the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over unemployment levels and valuations of residential real estate supporting non-agency RMBS. As explained further in
Note 1, management evaluates these non-agency RMBS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

   In the Company's impairment review process, the duration and severity of an unrealized loss position for equity securities are given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents certain information about the Company's equity securities available-for-sale with gross unrealized losses of 20% or more at December 31, 2011:

                                                                      NON-REDEEMABLE PREFERRED STOCK
                                          -------------------------------------------------------------------------------------
                                              ALL TYPES OF                              INVESTMENT GRADE
                             ALL EQUITY      NON-REDEEMABLE     ---------------------------------------------------------------
                             SECURITIES      PREFERRED STOCK           ALL INDUSTRIES            FINANCIAL SERVICES INDUSTRY
                            ------------- --------------------  ----------------------------  ---------------------------------
                                GROSS       GROSS     % OF ALL      GROSS        % OF ALL         GROSS                   % A
                             UNREALIZED   UNREALIZED   EQUITY    UNREALIZED   NON-REDEEMABLE   UNREALIZED    % OF ALL    RATED
                               LOSSES       LOSSES   SECURITIES    LOSSES     PREFERRED STOCK    LOSSES     INDUSTRIES OR BETTER
                            ------------- ---------- ---------- ------------- --------------- ------------- ---------- ---------
                            (IN MILLIONS)                       (IN MILLIONS)                 (IN MILLIONS)
Less than six months.......      $ 5         $ 5        100%         $ 5            100%           $ 5         100%        0%
Six months or greater but
  less than twelve
  months...................       --          --         --%          --             --%            --          --%       --%
Twelve months or
  greater..................       --          --         --%          --             --%            --          --%       --%
                                 ---         ---                     ---                           ---
All equity securities with
  gross unrealized losses
  of 20% or more...........      $ 5         $ 5        100%         $ 5            100%           $ 5         100%        0%
                                 ===         ===                     ===                           ===

   In connection with the equity securities impairment review process, the Company evaluated its holdings in non-redeemable preferred stock, particularly those in the financial services industry. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred stock with a severe or an extended unrealized loss. The Company also considered whether any issuers of non-redeemable preferred stock with an unrealized loss held by the Company, regardless of credit rating, have deferred any dividend payments. No such dividend payments had been deferred.

   With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of less than 20% in an extended unrealized loss position (i.e., 12 months or greater).

   Based on the Company's current evaluation of available-for-sale securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

   Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTIs may be incurred in upcoming periods.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


  NET INVESTMENT GAINS (LOSSES)

   The components of net investment gains (losses) were as follows:

                                                                               YEARS ENDED DECEMBER 31,
                                                                               -----------------------
                                                                                 2011     2010    2009
                                                                               ------   ------  ------
                                                                                  (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized..................................................  $ --     $(5)    $(34)
Less: Noncredit portion of OTTI losses transferred to and recognized in other
  comprehensive income (loss).................................................    --      --       21
                                                                                ----     ---     ----
 Net OTTI losses on fixed maturity securities recognized in earnings..........    --      (5)     (13)
 Fixed maturity securities -- net gains (losses) on sales and disposals.......    (5)     (4)      (7)
                                                                                ----     ---     ----
   Total gains (losses) on fixed maturity securities..........................    (5)     (9)     (20)
                                                                                ----     ---     ----
Other net investment gains (losses):
 Mortgage loans...............................................................    --      --       (1)
 Other limited partnership interests..........................................    --      --       (1)
                                                                                ----     ---     ----
     Total net investment gains (losses)......................................  $ (5)    $(9)    $(22)
                                                                                ====     ===     ====

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

   Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                           YEARS ENDED DECEMBER 31,   YEARS ENDED DECEMBER 31, YEARS ENDED DECEMBER 31,
                                           -----------------------    ------------------------ -----------------------
                                            2011       2010    2009    2011     2010    2009    2011     2010    2009
                                           -----      -----   -----   -----    -----   -----   -----    -----   -----
                                            FIXED MATURITY SECURITIES EQUITY SECURITIES              TOTAL
                                           -----------------------    ------------------------ -----------------------
                                                               (IN MILLIONS)
Proceeds.................................. $318       $268    $544    $  5     $  1    $ --    $323     $269    $544
                                           ====       ====    ====    ====     ====    ====    ====     ====    ====
Gross investment gains.................... $  3       $  1    $  7    $ --     $ --    $ --    $  3     $  1    $  7
                                           ----       ----    ----    ----     ----    ----    ----     ----    ----
Gross investment losses...................   (8)        (5)    (14)     --       --      --      (8)      (5)    (14)
                                           ----       ----    ----    ----     ----    ----    ----     ----    ----
Total OTTI losses recognized in earnings:
 Credit-related...........................   --         (5)    (10)     --       --      --      --       (5)    (10)
 Other (1)................................   --         --      (3)     --       --      --      --       --      (3)
                                           ----       ----    ----    ----     ----    ----    ----     ----    ----
   Total OTTI losses recognized in
     earnings.............................   --         (5)    (13)     --       --      --      --       (5)    (13)
                                           ----       ----    ----    ----     ----    ----    ----     ----    ----
     Net investment gains (losses)........ $ (5)      $ (9)   $(20)   $ --     $ --    $ --    $ (5)    $ (9)   $(20)
                                           ====       ====    ====    ----     ----    ====    ====     ====    ====

--------
(1)Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   Fixed maturity security OTTI losses recognized in earnings related to the following sectors and industries within the U.S. and foreign corporate securities sector:

                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                           2011     2010    2009
                                                         ------   ------  ------
                                                            (IN MILLIONS)
  Sector:
  U.S. and foreign corporate securities -- by industry:
   Finance..............................................  $ --     $ --    $ 6
   Communications.......................................    --       --      1
                                                          ----     ----    ---
     Total U.S. and foreign corporate securities........    --       --      7
  ABS...................................................    --        2      3
  RMBS..................................................    --        2      2
  CMBS..................................................    --        1      1
                                                          ----     ----    ---
     Total..............................................  $ --     $  5    $13
                                                          ====     ====    ===

   There were no equity security OTTI losses recognized in earnings for the years ended December 31, 2011, 2010 and 2009.

  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

   The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                                                YEARS ENDED DECEMBER 31,
                                                                               ------------------------
                                                                                 2011         2010
                                                                               ------       ------
                                                                               (IN MILLIONS)
Balance, at January 1,........................................................  $ 5          $ 7
Reductions:
 Sales (maturities, pay downs or prepayments) during the period of securities
   previously impaired as credit loss OTTI....................................   (2)          (2)
                                                                                ---          ---
Balance, at December 31,......................................................  $ 3          $ 5
                                                                                ===          ===

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


  NET INVESTMENT INCOME

   The components of net investment income were as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                         2011     2010    2009
                                                       ------   ------  ------
                                                          (IN MILLIONS)
Investment income:
Fixed maturity securities.............................  $104     $ 95    $ 93
Equity securities.....................................     2        1       1
Mortgage loans........................................    10        8       5
Policy loans..........................................     2        2       2
Cash, cash equivalents and short-term investments.....    --       (1)      1
                                                        ----     ----    ----
  Subtotal............................................   118      105     102
  Less: Investment expenses...........................     4        4       5
                                                        ----     ----    ----
   Net investment income..............................  $114     $101    $ 97
                                                        ====     ====    ====

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses included in the table above.

  SECURITIES LENDING

   As described more fully in Note 1, the Company participates in a securities lending program whereby blocks of securities are loaned to third parties. These transactions are treated as financing arrangements and the associated cash collateral received is recorded as a liability. The Company is obligated to return the cash collateral received to its counterparties. Elements of the securities lending program are presented below at:

                                                                  DECEMBER 31,
                                                                  -------------
                                                                    2011   2010
                                                                  ------ ------
                                                                  (IN MILLIONS)
Securities on loan: (1)
  Amortized cost.................................................  $273   $261
  Estimated fair value...........................................  $280   $272
Cash collateral on deposit from counterparties (2)...............  $288   $279
Reinvestment portfolio -- estimated fair value...................  $282   $270
--------
(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


  INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

   Invested assets on deposit and pledged as collateral are presented in the table below at estimated fair value for fixed maturity securities.

                                                                DECEMBER 31,
                                                                -------------
                                                                  2011   2010
                                                                ------ ------
                                                                (IN MILLIONS)
   Invested assets on deposit (1)..............................  $ 8    $ 8
   Invested assets pledged as collateral (2)...................    1     --
                                                                 ---    ---
    Total invested assets on deposit and pledged as collateral.  $ 9    $ 8
                                                                 ===    ===

--------
(1)The Company has invested assets on deposit with regulatory agencies consisting of fixed maturity securities.

(2)Certain of the Company's invested assets are pledged as collateral for various derivative transactions. See Note 3.

  MORTGAGE LOANS

   Mortgage loans are summarized as follows at:

                                                  DECEMBER 31,
                                    ----------------------------------------
                                            2011                 2010
                                    -------------------  -------------------
                                       CARRYING    % OF     CARRYING    % OF
                                        VALUE      TOTAL     VALUE      TOTAL
                                    ------------- ------ ------------- ------
                                    (IN MILLIONS)        (IN MILLIONS)
  Mortgage loans:
   Commercial......................     $179       79.2%     $ 83       62.9%
   Agricultural....................       49       21.7        50       37.9
                                        ----      -----      ----      -----
     Subtotal......................      228      100.9       133      100.8
   Valuation allowances............       (2)      (0.9)       (1)      (0.8)
                                        ----      -----      ----      -----
       Total mortgage loans, net...     $226      100.0%     $132      100.0%
                                        ====      =====      ====      =====

   All of the commercial and agricultural mortgage loans held at both
December 31, 2011 and 2010 were evaluated collectively for credit losses. The valuation allowances maintained at both December 31, 2011 and 2010, as shown above, were primarily for the commercial mortgage loan portfolio segment and were for non-specifically identified credit losses. The valuation allowances on agricultural mortgage loans were less than $1 million at December 31, 2011 and 2010.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   The following tables present the changes in the valuation allowance, by portfolio segment:

                                             MORTGAGE LOAN VALUATION ALLOWANCES
                                             --------------------------------
                                              COMMERCIAL    AGRICULTURAL  TOTAL
                                             -----------   ------------- ------
                                                      (IN MILLIONS)
Balance at January 1, 2009..................    $ --           $ --       $ --
Provision (release).........................       1             --          1
                                                ----           ----       ----
Balance at December 31, 2009................       1             --          1
Provision (release).........................      --             --         --
                                                ----           ----       ----
Balance at December 31, 2010................       1             --          1
Provision (release).........................       1             --          1
                                                ----           ----       ----
Balance at December 31, 2011................    $  2           $ --       $  2
                                                ====           ====       ====

   Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value. See Note 1 for a discussion of all credit quality indicators presented herein. Presented below for the commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                   COMMERCIAL
                       ------------------------------------------------------------------
                                    RECORDED INVESTMENT
                       ---------------------------------------------
                         DEBT SERVICE COVERAGE RATIOS
                       --------------------------------         % OF    ESTIMATED    % OF
                        > 1.20X  1.00X - 1.20X  < 1.00X  TOTAL  TOTAL   FAIR VALUE   TOTAL
                       -------- -------------- -------- ------ ------ ------------- ------
                                     (IN MILLIONS)                    (IN MILLIONS)
DECEMBER 31, 2011:
Loan-to-value ratios:
Less than 65%.........   $147        $ --        $ --    $147   82.1%     $158       83.2%
65% to 75%............     30           2          --      32   17.9        32       16.8
Greater than 80%......     --          --          --      --     --        --         --
                         ----        ----        ----    ----  -----      ----      -----
 Total................   $177        $  2        $ --    $179  100.0%     $190      100.0%
                         ====        ====        ====    ====  =====      ====      =====
DECEMBER 31, 2010:
Loan-to-value ratios:
Less than 65%.........   $ 28        $ --        $ --    $ 28   33.7%     $ 31       34.1%
65% to 75%............     26          28          --      54   65.1        59       64.8
Greater than 80%......      1          --          --       1    1.2         1        1.1
                         ----        ----        ----    ----  -----      ----      -----
 Total................   $ 55        $ 28        $ --    $ 83  100.0%     $ 91      100.0%
                         ====        ====        ====    ====  =====      ====      =====

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   Agricultural Mortgage Loans -- by Credit Quality Indicator. The recorded investment in agricultural mortgage loans, prior to valuation allowances, by credit quality indicator, is as shown below.

                                                    AGRICULTURAL
                                      ----------------------------------------
                                                    DECEMBER 31,
                                      ----------------------------------------
                                              2011                 2010
                                      -------------------  -------------------
                                        RECORDED     % OF    RECORDED     % OF
                                        INVESTMENT   TOTAL   INVESTMENT   TOTAL
                                      ------------- ------ ------------- ------
                                      (IN MILLIONS)        (IN MILLIONS)
Loan-to-value ratios:
Less than 65%........................      $49      100.0%      $49       98.0%
65% to 75%...........................       --         --         1        2.0
                                           ---      -----       ---      -----
  Total..............................      $49      100.0%      $50      100.0%
                                           ===      =====       ===      =====

   Past Due, Interest Accrual Status and Impaired Mortgage Loans. The Company has a high quality, well performing, mortgage loan portfolio, with 100% of all mortgage loans classified as performing at both December 31, 2011 and 2010. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due, as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more. The Company had no impaired mortgage loans, no loans past due and no loans in non-accrual status at both December 31, 2011 and 2010. The Company did not recognize interest income on impaired mortgage loans during the years ended December 31, 2011 and 2010.

   Mortgage Loans Modified in a Troubled Debt Restructuring. See Note 1 for a discussion of loan modifications that are classified as troubled debt restructuring and the types of concessions typically granted. At December 31, 2011, the Company had no mortgage loans modified during the period in a troubled debt restructuring.

  OTHER LIMITED PARTNERSHIP INTERESTS

   The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $8 million and $10 million at December 31, 2011 and 2010, respectively. Included within other limited partnership interests were $3 million and $7 million at December 31, 2011 and 2010, respectively, of investments in hedge funds. There were no impairments of cost method other limited partnership interests for the years ended December 31, 2011 and 2010. Impairments of other limited partnership interests, principally other limited partnership interests accounted for under the cost method, were $1 million for the year ended December 31, 2009.

  OTHER INVESTED ASSETS

   The following table presents the carrying value of the Company's other invested assets by type at:

                                                    DECEMBER 31,
                                      ----------------------------------------
                                              2011                 2010
                                      -------------------  -------------------
                                         CARRYING    % OF     CARRYING    % OF
                                          VALUE      TOTAL     VALUE      TOTAL
                                      ------------- ------ ------------- ------
                                      (IN MILLIONS)        (IN MILLIONS)
Freestanding derivatives with
  positive estimated fair values.....      $46       50.5%      $23      100.0%
Loans to affiliates..................       45       49.5        --         --
                                           ---      -----       ---      -----
  Total..............................      $91      100.0%      $23      100.0%
                                           ===      =====       ===      =====

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   See Note 3 for information regarding the freestanding derivatives with positive estimated fair values. Loans to affiliates, some of which are regulated, are used by the affiliates to assist in meeting their capital requirements. See "-- Related Party Investment Transactions" for information regarding loans to affiliates.

  CASH EQUIVALENTS

   The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $4 million and $29 million at December 31, 2011 and 2010, respectively.

  VARIABLE INTEREST ENTITIES

   The Company holds investments in certain entities that are VIEs. The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                               DECEMBER 31,
                                               ---------------------------------------------
                                                        2011                   2010
                                               ---------------------- ----------------------
                                                           MAXIMUM                MAXIMUM
                                                CARRYING   EXPOSURE    CARRYING   EXPOSURE
                                                AMOUNT    TO LOSS (1)  AMOUNT    TO LOSS (1)
                                               --------- ------------ --------- ------------
                                                               (IN MILLIONS)
Fixed maturity securities available-for-sale:
 RMBS (2).....................................   $314        $314       $355        $355
 CMBS (2).....................................    286         286        264         264
 ABS (2)......................................    134         134        114         114
U.S. corporate securities.....................      8           8          6           6
Foreign corporate securities..................      6           6         11          11
Equity securities available-for-sale:
 Non-redeemable preferred stock...............     15          15         15          15
Other limited partnership interests...........      1           2          9          13
                                                 ----        ----       ----        ----
   Total......................................   $764        $765       $774        $778
                                                 ====        ====       ====        ====

--------
(1)The maximum exposure to loss relating to the fixed maturity and equity securities is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

   As described in Note 9, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2011, 2010 and 2009.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


  RELATED PARTY INVESTMENT TRANSACTIONS

   In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                     YEARS ENDED DECEMBER 31,
                                                                     -----------------------
                                                                       2011     2010    2009
                                                                     ------   ------  ------
                                                                        (IN MILLIONS)
Estimated fair value of invested assets transferred to affiliates...  $ --     $ --    $  4
Amortized cost of invested assets transferred to affiliates.........  $ --     $ --    $  6
Net investment gains (losses) recognized on transfers...............  $ --     $ --    $ (2)
Estimated fair value of invested assets transferred from affiliates.  $ --     $ --    $ --

   During 2011, the Company loaned $45 million to Exeter Reassurance Company Ltd. ("Exeter"), an affiliate. The loan was outstanding at December 31, 2011, and is included in other invested assets. The loan is due on July 15, 2021 and bears interest, payable semi-annually, at 5.64%. Both the principal and interest payments have been guaranteed by MetLife. Net investment income from this investment was $1 million for the year ended December 31, 2011.

   The Company receives investment administrative services from an affiliate. These investment expenses were $3 million, $3 million and $2 million for the years ended December 31, 2011, 2010 and 2009, respectively. The Company had no additional affiliated net investment income for the year ended December 31, 2011. Additional affiliated net investment income was ($1) million and $1 million for the years ended December 31, 2010 and 2009, respectively.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

   See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

   See Note 4 for information about the fair value hierarchy for derivatives.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

   The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                 DECEMBER 31,
                                            -------------------------------------------------------
                                                       2011                        2010
                                            --------------------------- ---------------------------
                                                       ESTIMATED FAIR              ESTIMATED FAIR
                                                         VALUE (1)                   VALUE (1)
                                                     ------------------          ------------------
PRIMARY UNDERLYING                          NOTIONAL                    NOTIONAL
RISK EXPOSURE       INSTRUMENT TYPE          AMOUNT  ASSETS LIABILITIES  AMOUNT  ASSETS LIABILITIES
------------------  ----------------------- -------- ------ ----------- -------- ------ -----------
                                                                 (IN MILLIONS)
Interest rate       Interest rate swaps....  $   13   $ --      $ 1      $   11   $ --     $ --
                    Interest rate floors...   1,040     42       --       1,040     20       --
Foreign currency    Foreign currency swaps.      15      3        1          16      2        1
Credit              Credit default swaps...      37      1       --          40      1       --
                                             ------   ----      ---      ------   ----     ----
                    Total..................  $1,105   $ 46      $ 2      $1,107   $ 23     $  1
                                             ======   ====      ===      ======   ====     ====

--------
(1)The estimated fair value of all derivatives in an asset position is reported within other invested assets in the balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the balance sheets.

   The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2011:

                                               REMAINING LIFE
                        ------------------------------------------------------------
                                    AFTER ONE YEAR AFTER FIVE YEARS
                        ONE YEAR OR  THROUGH FIVE    THROUGH TEN    AFTER TEN
                           LESS         YEARS           YEARS         YEARS   TOTAL
                        ----------- -------------- ---------------- --------- ------
                                               (IN MILLIONS)
Interest rate swaps....    $ --         $   13           $ --         $ --    $   13
Interest rate floors...      --          1,040             --           --     1,040
Foreign currency swaps.      --              7             --            8        15
Credit default swaps...       1             36             --           --        37
                           ----         ------           ----         ----    ------
 Total.................    $  1         $1,096           $ --         $  8    $1,105
                           ====         ======           ====         ====    ======

   Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value and non-qualifying hedging relationships.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   The Company purchases interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased floors by entering into offsetting written floors. The Company utilizes interest rate floors in non-qualifying hedging relationships.

   In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

   Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow hedging relationships.

   Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

   Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


  HEDGING

   The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                        DECEMBER 31,
                                                   -----------------------------------------------------------
                                                              2011                          2010
                                                   ----------------------------- -----------------------------
                                                            ESTIMATED FAIR VALUE          ESTIMATED FAIR VALUE
                                                   NOTIONAL -------------------- NOTIONAL --------------------
DERIVATIVES DESIGNATED AS HEDGING INSTRUMENTS       AMOUNT  ASSETS  LIABILITIES   AMOUNT  ASSETS  LIABILITIES
-------------------------------------------------  -------- ------  -----------  -------- ------  -----------
                                                                        (IN MILLIONS)
Fair value hedges:
  Interest rate swaps.............................   $ 2     $ --      $ --        $ --    $ --      $ --
  Cash flow hedges:...............................
  Foreign currency swaps..........................   $15     $  3      $  1        $ 16    $  2      $  1
                                                     ---     ----      ----        ----    ----      ----
   Total qualifying hedges........................   $17     $  3      $  1        $ 16    $  2      $  1
                                                     ===     ====      ====        ====    ====      ====

   The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                        DECEMBER 31,
                                                   -----------------------------------------------------------
                                                              2011                          2010
                                                   ----------------------------- -----------------------------
                                                            ESTIMATED FAIR VALUE          ESTIMATED FAIR VALUE
DERIVATIVES NOT DESIGNATED OR NOT QUALIFYING AS    NOTIONAL -------------------- NOTIONAL --------------------
HEDGING INSTRUMENTS                                 AMOUNT  ASSETS  LIABILITIES   AMOUNT  ASSETS  LIABILITIES
-------------------------------------------------  -------- ------  -----------  -------- ------  -----------
                                                                        (IN MILLIONS)
Interest rate swaps...............................  $   11   $ --       $ 1       $   11   $ --      $ --
Interest rate floors..............................   1,040     42        --        1,040     20        --
Credit default swaps..............................      37      1        --           40      1        --
                                                    ------   ----       ---       ------   ----      ----
  Total non-designated or
   non-qualifying derivatives.....................  $1,088   $ 43       $ 1       $1,091   $ 21      $ --
                                                    ======   ====       ===       ======   ====      ====

  NET DERIVATIVE GAINS (LOSSES)

   The components of net derivative gains (losses) were as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                        2011     2010     2009
                                                      ------   ------   ------
                                                         (IN MILLIONS)
Derivatives and hedging gains (losses) (1)...........  $ 36     $ 15    $ (71)
Embedded derivatives.................................   290       87     (208)
                                                       ----     ----    -----
  Total net derivative gains (losses)................  $326     $102    $(279)
                                                       ====     ====    =====
--------
(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow hedging relationships, which are not presented elsewhere in this note.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   The Company recognized insignificant net investment income from settlement payments related to qualifying hedges for the years ended December 31, 2011, 2010 and 2009.

   The Company recognized $14 million, $15 million and $9 million of net derivative gains (losses) from settlement payments related to non-qualifying hedges for the years ended December 31, 2011, 2010 and 2009, respectively.

  FAIR VALUE HEDGES

   The Company designates and accounts for interest rate swaps to convert fixed rate investments to floating rate investments as fair value hedges when they have met the requirements of fair value hedging.

   The Company recognized insignificant amounts in net derivative gains (losses) representing the ineffective portion of all fair value hedges for the year ended December 31, 2011. Changes in the fair value of the derivatives and the hedged items were insignificant for the year ended December 31, 2011. The Company did not have any fair value hedges during the years ended December 31, 2010 and 2009.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  CASH FLOW HEDGES

   The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments, as cash flow hedges, when they have met the requirements of cash flow hedging.

   For the years ended December 31, 2011, 2010 and 2009, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date, within two months of that date, or were no longer probable of occurring. For the years ended December 31, 2011, 2010 and 2009, there were no reclassifications to net derivative gains (losses) related to such discontinued cash flow hedges. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2011, 2010 and 2009.

   The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

                                                                                          YEARS ENDED DECEMBER 31,
                                                                                          -----------------------
                                                                                          2011     2010    2009
                                                                                          ----     ----    ----
                                                                                          (IN MILLIONS)
Accumulated other comprehensive income (loss), balance at January 1,.....................  $1      $ 1     $ 4
Gains (losses) deferred in other comprehensive income (loss) on the effective portion of
  cash flow hedges.......................................................................   1       --      (3)
                                                                                           --      ---     ---
Accumulated other comprehensive income (loss), balance at December 31,...................  $2      $ 1     $ 1
                                                                                           ==      ===     ===

   At December 31, 2011, insignificant amounts of deferred net gains (losses) on derivatives in accumulated other comprehensive income (loss) were expected to be reclassified to earnings within the next 12 months.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   For the years ended December 31, 2011 and 2010, there were no amounts reclassified to net derivative gains (losses) related to foreign currency swaps. For the year ended December 31, 2009, there was an insignificant amount reclassified to net derivative gains (losses) related to foreign currency swaps. For the years ended December 31, 2011, 2010 and 2009, there were no amounts reclassified to net investment income related to foreign currency swaps.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

   The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps, floors and interest rate futures to economically hedge its exposure to interest rates; (ii) credit default swaps to economically hedge exposure to adverse movements in credit; and (iii) credit default swaps to synthetically create investments.

   The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                                 NET DERIVATIVE
                                                                 GAINS (LOSSES)
                                                                 --------------
                                                                 (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Interest rate swaps.............................................      $ --
Interest rate floors............................................        22
Interest rate futures...........................................        --
Credit default swaps............................................         1
                                                                      ----
  Total.........................................................      $ 23
                                                                      ====
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps.............................................      $ (1)
Interest rate floors............................................        26
Interest rate futures...........................................       (25)
Credit default swaps............................................        --
                                                                      ----
  Total.........................................................      $ --
                                                                      ====
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps.............................................      $ --
Interest rate floors............................................       (79)
Interest rate futures...........................................        (1)
Credit default swaps............................................        --
                                                                      ----
  Total.........................................................      $(80)
                                                                      ====

  CREDIT DERIVATIVES

   In connection with synthetically created investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $23 million at both December 31, 2011 and 2010 respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2011, the Company would have paid an insignificant amount to terminate all of these contracts. At December 31, 2010 the Company would have received an insignificant amount to terminate all of these contracts.

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                         DECEMBER 31,
                                         -----------------------------------------------------------------------------
                                                          2011                                   2010
                                         -------------------------------------- --------------------------------------
                                                       MAXIMUM                                MAXIMUM
                                         ESTIMATED      AMOUNT                  ESTIMATED    AMOUNT OF
                                         FAIR VALUE   OF FUTURE      WEIGHTED   FAIR VALUE     FUTURE       WEIGHTED
                                         OF CREDIT  PAYMENTS UNDER   AVERAGE    OF CREDIT  PAYMENTS UNDER   AVERAGE
RATING AGENCY DESIGNATION OF REFERENCED   DEFAULT   CREDIT DEFAULT   YEARS TO    DEFAULT   CREDIT DEFAULT   YEARS TO
CREDIT OBLIGATIONS (1)                     SWAPS      SWAPS (2)    MATURITY (3)   SWAPS      SWAPS (2)    MATURITY (3)
---------------------------------------  ---------- -------------- ------------ ---------- -------------- ------------
                                               (IN MILLIONS)                          (IN MILLIONS)
   Aaa/Aa/A
   Single name credit default swaps
     (corporate)........................    $ --         $ 2           2.0         $ --         $ 2           3.0
   Credit default swaps referencing
     indices............................      --           1           1.0           --           1           2.0
                                            ----         ---                       ----         ---
    Subtotal............................      --           3           1.7           --           3           2.7
                                            ----         ---                       ----         ---
   Baa
   Credit default swaps referencing
     indices............................      --          20           5.0           --          20           5.0
                                            ----         ---                       ----         ---
      Total.............................    $ --         $23           4.6         $ --         $23           4.7
                                            ====         ===                       ====         ===

--------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service, S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  CREDIT RISK ON FREESTANDING DERIVATIVES

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

   The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 4 for a description of the impact of credit risk on the valuation of derivative instruments.

   The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its OTC derivative instruments. At December 31, 2011, the Company was obligated to return cash collateral under its control of $37 million. This cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the balance sheets. At December 31, 2010 the Company did not accept any cash collateral. At December 31, 2011, the Company had received collateral consisting of various securities with a fair market value of $4 million, which was held in separate custodial accounts. At December 31, 2010, the Company had not received any securities collateral. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2011, none of the collateral had been sold or repledged.

   The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

   The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                      ESTIMATED FAIR VALUE OF     FAIR VALUE OF INCREMENTAL
                                       COLLATERAL PROVIDED:       COLLATERAL PROVIDED UPON:
                                      ----------------------- ----------------------------------
                                                                            DOWNGRADE IN THE
                                                              ONE NOTCH COMPANY'S CREDIT RATING
                                                              DOWNGRADE TO A LEVEL THAT TRIGGERS
                       ESTIMATED                               IN THE        FULL OVERNIGHT
                   FAIR VALUE (1) OF                          COMPANY'S   COLLATERALIZATION OR
                   DERIVATIVES IN NET     FIXED MATURITY       CREDIT        TERMINATION OF
                   LIABILITY POSITION     SECURITIES (2)       RATING   THE DERIVATIVE POSITION
                   ------------------ ----------------------- --------- ------------------------
                                                   (IN MILLIONS)
DECEMBER 31, 2011.        $  1                 $  1             $ --              $ --
DECEMBER 31, 2010.        $  1                 $ --             $ --              $  1

--------
(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. At both December 31, 2011 and 2010, the Company did not provide any cash collateral.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   Without considering the effect of netting agreements, the estimated fair value of the Company's OTC derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2011 was $1 million. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and (ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2011 would be insignificant. This amount does not consider an insignificant amount of gross derivative assets for which the Company has the contractual right of offset.

   The Company also has exchange-traded futures, which may require the pledging of collateral. At both December 31, 2011 and 2010, the Company did not pledge any securities collateral for exchange-traded futures. At both December 31, 2011 and 2010, the Company did not provide any cash collateral for exchange-traded futures.

  EMBEDDED DERIVATIVES

   The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; and affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs.

   The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                  DECEMBER 31,
                                                                  -------------
                                                                    2011   2010
                                                                  ------ ------
                                                                  (IN MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits..............................  $715   $284
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits.............................  $135   $ 15

   The following table presents changes in estimated fair value related to embedded derivatives:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                         2011     2010    2009
                                                       ------   ------  ------
                                                          (IN MILLIONS)
Net derivative gains (losses) (1), (2)................  $290     $87    $(208)
--------
(1)The valuation of direct guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were $29 million, ($12) million and ($120) million, for the years ended December 31, 2011, 2010 and 2009, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were ($62) million, $44 million and $235 million for the years ended December 31, 2011, 2010 and 2009, respectively.

(2)See Note 7 for discussion of affiliated net derivative gains (losses) included in the table above.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


4.  FAIR VALUE

   Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

   The assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                                   DECEMBER 31, 2011
                                                              -----------------------------------------------------------
                                                               FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                              -------------------------------------------------
                                                               QUOTED PRICES IN
                                                              ACTIVE MARKETS FOR SIGNIFICANT OTHER SIGNIFICANT    TOTAL
                                                               IDENTICAL ASSETS     OBSERVABLE     UNOBSERVABLE ESTIMATED
                                                               AND LIABILITIES        INPUTS          INPUTS      FAIR
                                                                  (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                              ------------------ ----------------- ------------ ---------
                                                                                     (IN MILLIONS)
ASSETS:
Fixed maturity securities:
  U.S. corporate securities..................................        $ --             $   942          $ 16      $   958
  U.S. Treasury and agency securities........................         220                 112            --          332
  RMBS.......................................................          --                 303            11          314
  CMBS.......................................................          --                 286            --          286
  Foreign corporate securities...............................          --                 150             6          156
  ABS........................................................          --                 128             6          134
  State and political subdivision securities.................          --                  19            --           19
  Foreign government securities..............................          --                  11            --           11
                                                                     ----             -------          ----      -------
   Total fixed maturity securities...........................         220               1,951            39        2,210
                                                                     ----             -------          ----      -------
Equity securities:
  Common stock...............................................           1                  --            19           20
  Non-redeemable preferred stock.............................          --                  --            15           15
                                                                     ----             -------          ----      -------
   Total equity securities...................................           1                  --            34           35
                                                                     ----             -------          ----      -------
Short-term investments.......................................          67                   2            --           69
Derivative assets: (1)
  Interest rate contracts....................................          --                  42            --           42
  Foreign currency contracts.................................          --                   3            --            3
  Credit contracts...........................................          --                   1            --            1
                                                                     ----             -------          ----      -------
   Total derivative assets...................................          --                  46            --           46
                                                                     ----             -------          ----      -------
Net embedded derivatives within asset host contracts (2).....          --                  --           715          715
Separate account assets (3)..................................          --              10,337            --       10,337
                                                                     ----             -------          ----      -------
    Total assets.............................................        $288             $12,336          $788      $13,412
                                                                     ====             =======          ====      =======
LIABILITIES:
Derivative liabilities: (1)
  Interest rate contracts....................................        $ --             $     1          $ --      $     1
  Foreign currency contracts.................................          --                   1            --            1
  Credit contracts...........................................          --                  --            --           --
                                                                     ----             -------          ----      -------
   Total derivative liabilities..............................          --                   2            --            2
                                                                     ----             -------          ----      -------
Net embedded derivatives within liability host contracts (2).          --                  --           135          135
                                                                     ----             -------          ----      -------
    Total liabilities........................................        $ --             $     2          $135      $   137
                                                                     ====             =======          ====      =======

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


                                                                     DECEMBER 31, 2010
                                                -----------------------------------------------------------
                                                 FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                -------------------------------------------------
                                                 QUOTED PRICES IN
                                                ACTIVE MARKETS FOR SIGNIFICANT OTHER SIGNIFICANT    TOTAL
                                                 IDENTICAL ASSETS     OBSERVABLE     UNOBSERVABLE ESTIMATED
                                                 AND LIABILITIES        INPUTS          INPUTS      FAIR
                                                    (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                ------------------ ----------------- ------------ ---------
                                                                       (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 U.S. corporate securities.....................        $ --             $   836          $ 22      $   858
 U.S. Treasury and agency securities...........          89                 203            --          292
 RMBS..........................................          --                 344            11          355
 CMBS..........................................          --                 264            --          264
 Foreign corporate securities..................          --                 102            25          127
 ABS...........................................          --                  95            19          114
 State and political subdivision securities....          --                  13            --           13
 Foreign government securities.................          --                  11            --           11
                                                       ----             -------          ----      -------
   Total fixed maturity securities.............          89               1,868            77        2,034
                                                       ----             -------          ----      -------
Equity securities:
 Common stock..................................           2                  --            10           12
 Non-redeemable preferred stock................          --                  --            15           15
                                                       ----             -------          ----      -------
   Total equity securities.....................           2                  --            25           27
                                                       ----             -------          ----      -------
Short-term investments (4).....................          42                   4             9           55
Derivative assets: (1)
 Interest rate contracts.......................          --                  20            --           20
 Foreign currency contracts....................          --                   2            --            2
 Credit contracts..............................          --                   1            --            1
                                                       ----             -------          ----      -------
   Total derivative assets.....................          --                  23            --           23
                                                       ----             -------          ----      -------
Net embedded derivatives within asset host
  contracts (2)................................        $ --             $    --          $284      $   284
Separate account assets (3)....................          --              10,700            --       10,700
                                                       ----             -------          ----      -------
     Total assets..............................        $133             $12,595          $395      $13,123
                                                       ====             =======          ====      =======
LIABILITIES:
Derivative liabilities: (1)
 Interest rate contracts.......................        $ --             $    --          $ --      $    --
 Foreign currency contracts....................          --                   1            --            1
 Credit contracts..............................          --                  --            --           --
                                                       ----             -------          ----      -------
   Total derivative liabilities................          --                   1            --            1
                                                       ----             -------          ----      -------
Net embedded derivatives within liability host
  contracts (2)................................          --                  --            15           15
                                                       ----             -------          ----      -------
     Total liabilities.........................        $ --             $     1          $ 15      $    16
                                                       ====             =======          ====      =======

--------

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

(1)Derivative assets are presented within other invested assets in the balance sheets and derivative liabilities are presented within other liabilities in the balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables which follow.

(2)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the balance sheets. Net embedded derivatives within liability host contracts are presented within PABs in the balance sheets.

(3)Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(4)Short-term investments as presented in the tables above differ from the amounts presented in the balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, etc.), and therefore are excluded from the tables presented above.

   See Note 2 for discussion of certain prior year amounts which have been reclassified to conform with the 2011 presentation.

   The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  Fixed Maturity Securities, Equity Securities and Short-term Investments

   When available, the estimated fair value of the Company's fixed maturity securities, equity securities and short-term investments are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

   When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

   The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

   The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

  Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

   The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

   Most inputs for OTC derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Embedded Derivatives Within Asset and Liability Host Contracts

   Embedded derivatives principally include certain direct variable annuity guarantees and certain affiliated ceded reinsurance agreements related to such variable annuity guarantees. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the balance sheets.

   The fair value of these guarantees is estimated using the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these guarantee liabilities includes adjustments for nonperformance risk and for a risk margin related to non-capital market inputs.

   The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded, to an affiliated reinsurance company, the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded, to the same affiliated reinsurance company, certain directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


  Separate Account Assets

   Separate account assets are carried at estimated fair value and reported as a summarized total on the balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts consist of mutual funds. See
"-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

   A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

   The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

   While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a recurring basis of the same or similar investment are market observable or can be corroborated using market observable information for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect management's own assumptions about what factors market participants would use in pricing these investments.

LEVEL 1 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities and Short-term Investments

   These securities are comprised of U.S. Treasury securities, exchange traded common stock and short-term money market securities, including U.S. Treasury bills. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

LEVEL 2 MEASUREMENTS:

  Fixed Maturity Securities and Short-term Investments

   This level includes fixed maturity securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 securities described below.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


      U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

      Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

      U.S. Treasury and agency securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

      Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

  Derivative Assets and Derivative Liabilities

   This level includes all types of derivative instruments utilized by the Company. These derivatives are principally valued using an income approach.

  Interest rate contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, London Inter-Bank Offer Rate ("LIBOR") basis curves.

   Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and interest rate volatility.

  Foreign currency contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates and cross currency basis curves.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


  Credit contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

  Separate Account Assets

   These assets are comprised of certain mutual funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

   In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described in Level 2 Measurements. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

  Fixed Maturity Securities, Equity Securities and Short-term Investments

   This level includes fixed maturity securities and equity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. Short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

      U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

      Structured securities comprised of RMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities and RMBS supported by sub-prime mortgage loans included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


      Common and non-redeemable preferred stock. These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques using inputs such as comparable credit rating and issuance structure. Equity securities valuations determined with discounted cash flow methodologies use inputs such as earnings multiples based on comparable public companies, and industry-specific non-earnings based multiples. Certain of these securities are valued based on independent non-binding broker quotations.

  Direct Guaranteed Minimum Benefits

   These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

  Reinsurance Ceded on Certain Guaranteed Minimum Benefits

   These embedded derivatives are principally valued using an income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those previously described under "Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

TRANSFERS BETWEEN LEVELS 1 AND 2:

   During the years ended December 31, 2011 and 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

   Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the years ended December 31, 2011 and 2010 are summarized below.

   Transfers into Level 3 were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade), which have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   During the year ended December 31, 2011, there were no transfers into Level 3. During the year ended December 31, 2010, transfers into Level 3 for fixed maturity securities of $5 million were comprised of certain
U.S. corporate securities.

   Transfers out of Level 3 resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

   During the year ended December 31, 2011 transfers out of Level 3 for fixed maturity securities of $24 million were comprised of certain ABS and U.S. and foreign corporate securities. During the year ended December 31, 2010, there were no transfers out of Level 3.

   The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective time periods:

                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                            ------------------------------------------------------------------------------
                                               FIXED MATURITY SECURITIES:    EQUITY SECURITIES:
                                            -------------------------------  -----------------
                                                                                        NON-
                                               U.S.          FOREIGN                 REDEEMABLE                   NET
                                            CORPORATE       CORPORATE        COMMON  PREFERRED  SHORT-TERM     EMBEDDED
                                            SECURITIES RMBS SECURITIES  ABS  STOCK     STOCK    INVESTMENTS DERIVATIVES (5)
                                            ---------- ---- ---------- ----  ------  ---------- ----------- ---------------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,........................    $ 22    $ 11    $ 25    $ 19   $ 10      $ 15       $  9          $269
Total realized/unrealized gains
  (losses) included in:
 Earnings: (1), (2)
   Net investment income...................      --      --      --      --     --        --         --            --
   Net investment gains (losses)...........      --      --      (3)     --     --        --         --            --
   Net derivative gains (losses)...........      --      --      --      --     --        --         --           290
 Other comprehensive income
   (loss)..................................       1      --       2       1     --        --         --            --
Purchases (3)..............................       2      --       6       5      9        --         --            --
Sales (3)..................................      (2)     --     (17)     (9)    --        --         (9)           --
Issuances (3)..............................      --      --      --      --     --        --         --            --
Settlements (3)............................      --      --      --      --     --        --         --            21
Transfers into Level 3 (4).................      --      --      --      --     --        --         --            --
Transfers out of Level 3 (4)...............      (7)     --      (7)    (10)    --        --         --            --
                                               ----    ----    ----    ----   ----      ----       ----          ----
Balance, December 31,......................    $ 16    $ 11    $  6    $  6   $ 19      $ 15       $ --          $580
                                               ====    ====    ====    ====   ====      ====       ====          ====
Changes in unrealized gains (losses)
  relating to assets and liabilities still
  held at December 31, 2011 included
  in earnings:
   Net investment income...................    $ --    $ --    $ --    $ --   $ --      $ --       $ --          $ --
   Net investment gains (losses)...........    $ --    $ --    $ --    $ --   $ --      $ --       $ --          $ --
   Net derivative gains (losses)...........    $ --    $ --    $ --    $ --   $ --      $ --       $ --          $293

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                            ------------------------------------------------------------------------------
                                               FIXED MATURITY SECURITIES:     EQUITY SECURITIES:
                                            --------------------------------  -----------------
                                                                                         NON-
                                               U.S.           FOREIGN                 REDEEMABLE                  NET
                                            CORPORATE        CORPORATE        COMMON  PREFERRED  SHORT-TERM     EMBEDDED
                                            SECURITIES RMBS  SECURITIES  ABS  STOCK     STOCK    INVESTMENTS DERIVATIVES(5)
                                            ---------- ----  ---------- ----  ------  ---------- ----------- --------------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,........................    $ 16    $ 10     $ 20    $ 22   $ --      $ 14       $ --          $160
Total realized/unrealized gains (losses)
  included in:
 Earnings: (1), (2)
   Net investment income...................      --      --       --      --     --        --         --            --
   Net investment gains (losses)...........      --      (3)      --      --     --        --         --            --
   Net derivative gains (losses)...........      --      --       --      --     --        --         --            87
 Other comprehensive income
   (loss)..................................       1       5        3       2     --         1         --            --
Purchases, sales, issuances and
  settlements (3)..........................      --      (1)       2      (5)    10        --          9            22
Transfers into Level 3 (4).................       5      --       --      --     --        --         --            --
Transfers out of Level 3 (4)...............      --      --       --      --     --        --         --            --
                                               ----    ----     ----    ----   ----      ====       ----          ----
Balance, December 31,......................    $ 22    $ 11     $ 25    $ 19   $ 10      $ 15       $  9          $269
                                               ====    ====     ====    ====   ====      ====       ====          ====
Changes in unrealized gains (losses)
  relating to assets and liabilities still
  held at December 31, 2010 included
  in earnings:
   Net investment income...................    $ --    $ --     $ --    $ --   $ --      $ --       $ --          $ --
   Net investment gains (losses)...........    $ --    $ --     $ --    $ --   $ --      $ --       $ --          $ --
   Net derivative gains (losses)...........    $ --    $ --     $ --    $ --   $ --      $ --       $ --          $ 91

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


                                       FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                   ------------------------------------------------------------------------------
                                      FIXED MATURITY SECURITIES:                  EQUITY SECURITIES:
                                   --------------------------------  --------------------------------------------
                                                                               NON-
                                      U.S.           FOREIGN                REDEEMABLE                   NET
                                   CORPORATE        CORPORATE        COMMON PREFERRED  SHORT-TERM     EMBEDDED
                                   SECURITIES RMBS  SECURITIES  ABS  STOCK    STOCK    INVESTMENTS DERIVATIVES (5)
                                   ---------- ----  ---------- ----  ------ ---------- ----------- ---------------
                                                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,...............    $  8    $ 12     $ 19    $ 18   $ --     $  9       $ --          $ 343
Total realized/unrealized gains
  (losses) included in:
 Earnings: (1), (2)
   Net investment income..........      --      --       --      --     --       --         --             --
   Net investment gains
     (losses).....................      --      (2)      --      --     --       --         --             --
   Net derivative gains
     (losses).....................      --      --       --      --     --       --         --           (205)
 Other comprehensive income
   (loss).........................       2       5        7       5     --        5         --             --
Purchases, sales, issuances and
  settlements (3).................       6      (5)      (6)     (1)    --       --         --             22
Transfers into and/or out of
  Level 3 (4).....................      --      --       --      --     --       --         --             --
                                      ----    ----     ----    ----   ----     ----       ----          -----
Balance, December 31,.............    $ 16    $ 10     $ 20    $ 22   $ --     $ 14       $ --          $ 160
                                      ====    ====     ====    ====   ====     ====       ====          =====
Changes in unrealized gains
  (losses) relating to assets and
  liabilities still held at
  December 31, 2009 included in
  earnings:
   Net investment income..........    $ --    $ --     $ --    $ --   $ --     $ --       $ --          $  --
   Net investment gains
     (losses).....................    $ --    $ (3)    $ --    $ --   $ --     $ --       $ --          $  --
   Net derivative gains
     (losses).....................    $ --    $ --     $ --    $ --   $ --     $ --       $ --          $(202)

--------
(1)Amortization of premium/discount is included within net investment income. Impairments charged to earnings on securities are included within net investment gains (losses). Lapses associated with embedded derivatives are included within net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For the year ended December 31, 2011, fees attributed to net embedded derivatives are included within settlements. For the years ended December 31, 2010 and 2009, fees attributed to net embedded derivatives are included within purchases, sales, issuances and settlements.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


(4)Total gains and losses (in earnings and other comprehensive income (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and/or out of Level 3 in the same period are excluded from the rollforward.

(5)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

  NON-RECURRING FAIR VALUE MEASUREMENTS

   Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the period and still held at the reporting dates.

   There were no impairments to other limited partnership interests for the years ended December 31, 2011 and 2010. At December 31, 2009, the Company held $2 million in cost method other limited partnership interests which were impaired during the year based on the underlying limited partnership financial statements. Included within net investment gains (losses) for such other limited partnerships were impairments of $1 million for the year ended December 31, 2009.

   Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes a private equity fund that invests primarily in domestic leveraged buyout funds. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds, and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. There were no unfunded commitments for these investments at December 31, 2011 and 2010.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


  FAIR VALUE OF FINANCIAL INSTRUMENTS

   Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                          DECEMBER 31,
                                                     ------------------------------------------------------
                                                                2011                        2010
                                                     --------------------------- --------------------------
                                                                       ESTIMATED                   ESTIMATED
                                                     NOTIONAL CARRYING   FAIR    NOTIONAL CARRYING   FAIR
                                                      AMOUNT   VALUE     VALUE    AMOUNT   VALUE     VALUE
                                                     -------- -------- --------- -------- -------- ---------
                                                                          (IN MILLIONS)
ASSETS:
Mortgage loans, net.................................           $  226   $  243             $  132   $  145
Policy loans........................................           $   26   $   47             $   27   $   43
Other limited partnership interests (1).............           $    1   $    2             $    2   $    2
Short-term investments (2)..........................           $   --   $   --             $    2   $    2
Other invested assets (1)...........................           $   45   $   50             $   --   $   --
Cash and cash equivalents...........................           $   44   $   44             $   31   $   31
Accrued investment income...........................           $   26   $   26             $   22   $   22
Premiums, reinsurance and other receivables (1).....           $1,416   $1,530             $1,498   $1,618
Other assets (1)....................................           $    6   $    6             $    6   $    5
LIABILITIES:
PABs (1)............................................           $2,344   $2,676             $2,257   $2,526
Payables for collateral under securities loaned and
  other transactions................................           $  325   $  325             $  279   $  279
COMMITMENTS: (3)
Mortgage loan commitments...........................   $ 3     $   --   $   --     $25     $   --   $   --
Commitments to fund private corporate bond
  investments.......................................   $13     $   --   $    3     $18     $   --   $   (1)

--------
(1)Carrying values presented herein differ from those presented in the balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

(2)Short-term investments as presented in the table above differ from the amounts presented in the balance sheets because this table does not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

(3)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

   The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

   The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, equity securities, short-term investments, derivative assets and liabilities, net embedded derivatives within asset and liability host contracts and separate account assets. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are excluded from the table above. The estimated fair value for these financial instruments approximates carrying value.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


  Mortgage Loans

   The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

  Policy Loans

   For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Other Limited Partnership Interests

   Other limited partnership interests included in the preceding table consist of those investments accounted for using the cost method. The remaining carrying value recognized in the balance sheets represents other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

   The estimated fair values for other limited partnership interests accounted for under the cost method are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Short-term Investments

   Certain short-term investments do not qualify as securities and are recognized at amortized cost in the balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

  Other Invested Assets

   Other invested assets within the preceding table are comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


  Cash and Cash Equivalents

   Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

  Accrued Investment Income

   Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

  Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables in the preceding table are comprised of certain amounts recoverable under reinsurance agreements.

   Premiums receivable and those amounts recoverable under reinsurance agreements determined to transfer significant risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been included in the preceding table. The estimated fair value is determined as the present value of expected future cash flows, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Other Assets

   Other assets in the preceding table are comprised of a receivable for the reimbursable portion of the estimated future guaranty liability that pertains to pre-acquisition business. With the exception of the receivable, other assets are not considered financial instruments subject to disclosure. Accordingly, the amount presented in the preceding table represents the receivable from an unaffiliated institution for which the estimated fair value was determined by discounting the expected future cash flows using a discount rate that reflects the credit standing of the unaffiliated institution.

  PABs

   PABs in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the financial statements but excluded from this caption in the table above as they are separately presented in "-- Recurring Fair Value Measurements." The remaining difference between the amounts reflected as PABs in the preceding table and those recognized in the balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

   The investment contracts primarily include fixed deferred annuities and fixed term payout annuities. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


  Payables for Collateral Under Securities Loaned and Other Transactions

   The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in nonperformance risk are necessary.

  Mortgage Loan Commitments and Commitments to Fund Private Corporate Bond Investments

   The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund private corporate bonds that will be held for investment reflected in the above table represents the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

   Information regarding DAC and VOBA was as follows:

                                                              DAC   VOBA  TOTAL
                                                             -----  ----  -----
                                                                (IN MILLIONS)
Balance at January 1, 2009.................................. $ 435  $132  $ 567
Capitalizations.............................................    69    --     69
                                                             -----  ----  -----
  Subtotal..................................................   504   132    636
                                                             -----  ----  -----
Amortization related to:
  Net investment gains (losses).............................    55    --     55
  Other expenses............................................   (58)    1    (57)
                                                             -----  ----  -----
   Total amortization.......................................    (3)    1     (2)
                                                             -----  ----  -----
Unrealized investment gains (losses)........................   (54)  (17)   (71)
                                                             -----  ----  -----
Balance at December 31, 2009................................   447   116    563
Capitalizations.............................................    44    --     44
                                                             -----  ----  -----
  Subtotal..................................................   491   116    607
                                                             -----  ----  -----
Amortization related to:
  Net investment gains (losses).............................   (39)   --    (39)
  Other expenses............................................   (53)  (36)   (89)
                                                             -----  ----  -----
   Total amortization.......................................   (92)  (36)  (128)
                                                             -----  ----  -----
Unrealized investment gains (losses)........................    (7)   (1)    (8)
                                                             -----  ----  -----
Balance at December 31, 2010................................   392    79    471
Capitalizations.............................................    39    --     39
                                                             -----  ----  -----
  Subtotal..................................................   431    79    510
                                                             -----  ----  -----
Amortization related to:
  Net investment gains (losses).............................   (92)   --    (92)
  Other expenses............................................   (84)  (12)   (96)
                                                             -----  ----  -----
   Total amortization.......................................  (176)  (12)  (188)
                                                             -----  ----  -----
Unrealized investment gains (losses)........................    (7)   (1)    (8)
                                                             -----  ----  -----
Balance at December 31, 2011................................ $ 248  $ 66  $ 314
                                                             =====  ====  =====

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $14 million in 2012, $13 million in 2013, $10 million in 2014, $9 million in 2015 and $8 million in 2016.

   Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

6.  INSURANCE

  SALES INDUCEMENTS

   Information regarding deferred sales inducements, which are reported in other assets, was as follows:

                                                                     AMOUNT
                                                                  -------------
                                                                  (IN MILLIONS)
Balance at January 1, 2009.......................................     $ 88
Capitalization...................................................       11
Amortization.....................................................      (13)
                                                                      ----
Balance at December 31, 2009.....................................       86
Capitalization...................................................        5
Amortization.....................................................       (7)
                                                                      ----
Balance at December 31, 2010.....................................       84
Capitalization...................................................        3
Amortization.....................................................      (16)
                                                                      ----
Balance at December 31, 2011.....................................     $ 71
                                                                      ====

  SEPARATE ACCOUNTS

   Separate account assets and liabilities consist of pass-through separate accounts totaling $10.3 billion and $10.7 billion at December 31, 2011 and 2010, respectively, for which the policyholder assumes all investment risk.

   For the years ended December 31, 2011, 2010 and 2009, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

   MetLife Investors Insurance Company is a member of the Federal Home Loan Bank of Des Moines ("FHLB of Des Moines") and held $20 million and $10 million of common stock of the FHLB of Des Moines at December 31, 2011 and 2010, respectively, which is included in equity securities. The Company has also entered into funding agreements with the FHLB of Des Moines in exchange for cash and for which the FHLB of Des Moines has been granted a lien on certain assets, including RMBS to collateralize obligations under the funding agreements. The Company maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of Des Moines's recovery on the collateral is limited to the amount of the Company's liability to the FHLB of Des Moines. The amount of the liability for funding agreements with the FHLB of Des Moines was $220 million at December 31, 2011, which is included in PABs. The advances on these funding agreements are collateralized by mortgage-backed securities with estimated fair values of $291 million at December 31, 2011. There were no funding agreements with the FHLB of Des Moines at December 31, 2010.

  GUARANTEES

   The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). These guarantees include benefits that are payable in the event of death or at annuitization.

   Information regarding the types of guarantees relating to annuity contracts was as follows:

                                                                       DECEMBER 31,
                                              -----------------------------------------------------------
                                                           2011                            2010
                                              ---------------------------     ---------------------------
                                                  IN THE           AT             IN THE           AT
                                              EVENT OF DEATH  ANNUITIZATION   EVENT OF DEATH  ANNUITIZATION
                                              --------------  -------------   --------------  -------------
                                                                       (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value.......................   $   4,588             N/A       $   4,561             N/A
Net amount at risk (2).......................   $     153 (3)         N/A       $      85 (3)         N/A
Average attained age of contractholders......    64 years             N/A        63 years             N/A

ANNIVERSARY CONTRACT VALUE OR MINIMUM RETURN
Separate account value.......................   $   6,987       $   7,341       $   7,424       $   7,480
Net amount at risk (2).......................   $   1,012 (3)   $   1,665 (4)   $     712 (3)   $     991 (4)
Average attained age of contractholders......    65 years        64 years        64 years        64 years

--------
(1)The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)The net amount at risk is based on the direct amount at risk (excluding ceded reinsurance).

(3)The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

(4)The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity contracts was as follows:

                                                    ANNUITY CONTRACTS
                                                 -----------------------
                                                 GUARANTEED  GUARANTEED
                                                   DEATH    ANNUITIZATION
                                                  BENEFITS    BENEFITS    TOTAL
                                                 ---------- ------------- -----
                                                         (IN MILLIONS)
DIRECT
Balance at January 1, 2009......................    $ 42        $ 74      $116
Incurred guaranteed benefits....................      33          (4)       29
Paid guaranteed benefits........................     (47)         --       (47)
                                                    ----        ----      ----
Balance at December 31, 2009....................      28          70        98
Incurred guaranteed benefits....................      28          18        46
Paid guaranteed benefits........................     (24)         --       (24)
                                                    ----        ----      ----
Balance at December 31, 2010....................      32          88       120
Incurred guaranteed benefits....................      17          31        48
Paid guaranteed benefits........................      (7)         --        (7)
                                                    ----        ----      ----
Balance at December 31, 2011....................    $ 42        $119      $161
                                                    ====        ====      ====

CEDED
Balance at January 1, 2009......................    $ 42        $ 25      $ 67
Incurred guaranteed benefits....................      33          (1)       32
Paid guaranteed benefits........................     (47)         --       (47)
                                                    ----        ----      ----
Balance at December 31, 2009....................      28          24        52
Incurred guaranteed benefits....................      28           6        34
Paid guaranteed benefits........................     (24)         --       (24)
                                                    ----        ----      ----
Balance at December 31, 2010....................      32          30        62
Incurred guaranteed benefits....................      17          11        28
Paid guaranteed benefits........................      (7)         --        (7)
                                                    ----        ----      ----
Balance at December 31, 2011....................    $ 42        $ 41      $ 83
                                                    ====        ====      ====

NET
Balance at January 1, 2009......................    $ --        $ 49      $ 49
Incurred guaranteed benefits....................      --          (3)       (3)
Paid guaranteed benefits........................      --          --        --
                                                    ----        ----      ----
Balance at December 31, 2009....................      --          46        46
Incurred guaranteed benefits....................      --          12        12
Paid guaranteed benefits........................      --          --        --
                                                    ----        ----      ----
Balance at December 31, 2010....................      --          58        58
Incurred guaranteed benefits....................      --          20        20
Paid guaranteed benefits........................      --          --        --
                                                    ----        ----      ----
Balance at December 31, 2011....................    $ --        $ 78      $ 78
                                                    ====        ====      ====

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                                                 DECEMBER 31,
                                                                ---------------
                                                                 2011    2010
                                                                ------- -------
                                                                 (IN MILLIONS)
Fund Groupings:
Balanced....................................................... $ 5,965 $ 5,992
Equity.........................................................   3,461   3,777
Bond...........................................................     564     552
Specialty......................................................     174     202
Money Market...................................................     131     127
                                                                ------- -------
  Total........................................................ $10,295 $10,650
                                                                ======= =======

7.  REINSURANCE

   The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

   For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics.

   The Company reinsures 100% of the living and death benefit guarantees in connection with its variable annuities issued since 2001 to affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The Company also reinsures 90% of its new production of fixed annuities to an affiliated reinsurer.

   The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

   The Company reinsures its remaining business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2011 and 2010, were immaterial.

   The Company had $10 million of unsecured unaffiliated ceded reinsurance recoverable balances at December 31, 2011 and 2010. Of these totals, 100% were with the Company's five largest unaffiliated ceded reinsurers.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   The amounts in the statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                               2011     2010    2009
                                                               ----     ----    ----
                                                                 (IN MILLIONS)
PREMIUMS:
Direct premiums............................................... $  8     $  6    $  5
Reinsurance ceded.............................................   (1)      (1)     (1)
                                                                ----     ----    ----
 Net premiums................................................. $  7     $  5    $  4
                                                                ====     ====    ====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Direct universal life and investment-type product policy fees. $240     $216    $185
Reinsurance ceded.............................................  (36)     (32)    (29)
                                                                ----     ----    ----
 Net universal life and investment-type product policy fees... $204     $184    $156
                                                                ====     ====    ====
OTHER REVENUES:
Direct other revenues......................................... $ 26     $ 22    $ 17
Reinsurance ceded.............................................   78       78      79
                                                                ----     ----    ----
 Net other revenues........................................... $104     $100    $ 96
                                                                ====     ====    ====
POLICYHOLDER BENEFITS AND CLAIMS:
Direct policyholder benefits and claims....................... $ 92     $ 68    $ 49
Reinsurance ceded.............................................  (33)     (29)    (13)
                                                                ----     ----    ----
 Net policyholder benefits and claims......................... $ 59     $ 39    $ 36
                                                                ====     ====    ====
OTHER EXPENSES:
Direct other expenses......................................... $273     $205    $ 74
Reinsurance ceded.............................................   (3)      (3)     (3)
                                                                ----     ----    ----
 Net other expenses........................................... $270     $202    $ 71
                                                                ====     ====    ====

   The amounts in the balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                                    DECEMBER 31, 2011
                                                                  ----------------------
                                                                                  TOTAL
                                                                                 BALANCE
                                                                  DIRECT  CEDED   SHEET
                                                                  ------ ------  -------
                                                                      (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables......................  $  9  $2,305  $2,314
Deferred policy acquisition costs and value of business acquired.   371     (57)    314
                                                                   ----  ------  ------
 Total assets....................................................  $380  $2,248  $2,628
                                                                   ====  ======  ======
LIABILITIES:
Other liabilities................................................  $ 53  $    8  $   61
                                                                   ====  ======  ======

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


                                                                    DECEMBER 31, 2010
                                                                  ----------------------
                                                                                  TOTAL
                                                                                 BALANCE
                                                                  DIRECT  CEDED   SHEET
                                                                  ------ ------  -------
                                                                      (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables......................  $ 11  $1,863  $1,874
Deferred policy acquisition costs and value of business acquired.   525     (54)    471
                                                                   ----  ------  ------
 Total assets....................................................  $536  $1,809  $2,345
                                                                   ====  ======  ======
LIABILITIES:
Other liabilities................................................  $ 39  $    9  $   48
                                                                   ====  ======  ======

   Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Deposit assets and deposit liabilities, if any, are the result of affiliated reinsurance transactions. See "-- Related Party Reinsurance Transactions."

  RELATED PARTY REINSURANCE TRANSACTIONS

   The Company has reinsurance agreements with certain MetLife subsidiaries, including Metropolitan Life Insurance Company ("MLIC"), General American Life Insurance Company and Exeter, all of which are related parties.

   Information regarding the effect of affiliated reinsurance included in the statements of operations was as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2011     2010    2009
                                                            ----     ----    ----
                                                              (IN MILLIONS)
   UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
   Reinsurance ceded....................................... $(35)    $(32)   $(28)

   OTHER REVENUES:
   Reinsurance ceded....................................... $ 78     $ 78    $ 79

   POLICYHOLDER BENEFITS AND CLAIMS:
   Reinsurance ceded....................................... $(31)    $(26)   $(12)

   OTHER EXPENSES:
   Reinsurance ceded....................................... $ (3)    $ (3)   $ (3)

   Information regarding the effect of ceded affiliated reinsurance included in the balance sheets was as follows at:

                                                                   DECEMBER 31,
                                                                  --------------
                                                                   2011    2010
                                                                  ------  ------
                                                                   (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $2,295  $1,851
Deferred policy acquisition costs and value of business acquired.    (57)    (54)
                                                                  ------  ------
 Total assets.................................................... $2,238  $1,797
                                                                  ======  ======
LIABILITIES:
Other liabilities................................................ $    8  $    7
                                                                  ======  ======

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   The Company cedes risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net derivative gains (losses). The embedded derivatives associated with these cessions are included within premiums, reinsurance and other receivables and were assets of $715 million and $284 million at December 31, 2011 and 2010, respectively. Net derivative gains (losses) associated with the embedded derivatives were $380 million, $42 million and ($404) million, for the years ended December 31, 2011, 2010 and 2009, respectively.

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and irrevocable letters of credit. The Company had $1.5 billion of unsecured affiliated reinsurance recoverable balances at both December 31, 2011 and 2010.

   Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $1.4 billion and $1.5 billion, at December 31, 2011 and 2010, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2011 and 2010.

8.  INCOME TAX

   The provision for income tax was as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                         2011     2010    2009
                                                       ------   ------  ------
                                                          (IN MILLIONS)
Current:
  Federal.............................................  $24      $30     $ (2)
Deferred:
  Federal.............................................   62       (4)     (81)
                                                        ---      ---     ----
   Provision for income tax expense (benefit).........  $86      $26     $(83)
                                                        ===      ===     ====

   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                         2011     2010    2009
                                                       ------   ------  ------
                                                          (IN MILLIONS)
Tax provision at U.S. statutory rate..................  $103     $ 40    $(67)
Tax effect of:
  Tax-exempt investment income........................   (13)     (12)    (12)
  Prior year tax......................................    (2)      (1)     (4)
  Tax credits.........................................    (2)      --      --
  Other, net..........................................    --       (1)     --
                                                        ----     ----    ----
   Provision for income tax expense (benefit).........  $ 86     $ 26    $(83)
                                                        ====     ====    ====

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                                  DECEMBER 31,
                                                                  ------------
                                                                    2011   2010
                                                                  ------ ------
                                                                  (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables....................... $  --  $  29
  Investments, including derivatives.............................     8     --
  Tax credit carryforwards.......................................     2     --
                                                                  -----  -----
                                                                     10     29
                                                                  -----  -----
Deferred income tax liabilities:
  Policyholder liabilities and receivables.......................   131     --
  Net unrealized investment gains................................    18     10
  Investments, including derivatives.............................    --     33
  DAC............................................................    88    143
  Other..........................................................     1      1
                                                                  -----  -----
                                                                    238    187
                                                                  -----  -----
   Net deferred income tax asset (liability)..................... $(228) $(158)
                                                                  =====  =====

   Tax credit carryforwards of $2 million at December 31, 2011 will expire beginning in 2021.

   The Company participates in a tax sharing agreement with MetLife. Under this agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amounts due to MetLife include $8 million for 2011, and the amounts due from MetLife include $16 million and $2 million for 2010 and 2009, respectively.

   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2006. The IRS exam of the current audit cycle, year 2006, began in April 2010.

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2011 and 2010, the Company recognized an income tax benefit of $14 million and $7 million, respectively, related to the separate account DRD. The 2011 benefit included a benefit of $1 million

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

related to a true-up of the 2010 tax return. The 2010 benefit included an expense of $5 million related to a true-up of the 2009 tax return.

9.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

   Over the past several years, the Company has faced claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in all pending matters. The Company believes adequate provision has been made in its financial statements for all probable and reasonably estimable losses for sales practices matters.

   Unclaimed Property Inquiries. More than 30 U.S. jurisdictions are auditing MetLife, Inc. and certain of its affiliates for compliance with unclaimed property laws. Additionally, Metropolitan Life Insurance Company and certain of its affiliates have received subpoenas and other regulatory inquiries from certain regulators and other officials relating to claims-payment practices and compliance with unclaimed property laws. An examination of these practices by the Illinois Department of Insurance has been converted into a multi-state targeted market conduct exam. On July 5, 2011, the New York Insurance Department issued a letter requiring life insurers doing business in New York to use data available on the U.S. Social Security Administration's Death Master File or a similar database to identify instances where death benefits under life insurance policies, annuities, and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. It is possible that other jurisdictions may pursue similar investigations or inquiries, may join the multi-state market conduct exam, or issue directives similar to the New York Insurance Department's letter. It is possible that the audits, market conduct exam, and related activity may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and changes to the Company's procedures for the identification and escheatment of abandoned property.

   Various litigation, claims and assessments against the Company, in addition to those discussed previously or those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor, and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

   It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's net income or cash flows in particular quarterly or annual periods.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


  INSOLVENCY ASSESSMENTS

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments were as follows:

                                                                  DECEMBER 31,
                                                                  -------------
                                                                    2011   2010
                                                                  ------ ------
                                                                  (IN MILLIONS)
Other Assets:
  Premium tax offset for future undiscounted assessments.........  $ 1     $1
  Receivable for reimbursement of paid assessments (1)...........    6      6
                                                                   ---     --
                                                                   $ 7     $7
                                                                   ===     ==
Other Liabilities:
  Insolvency assessments.........................................  $10     $7
                                                                   ===     ==
--------
(1)The Company holds a receivable from the seller of a prior acquisition in accordance with the purchase agreement.

COMMITMENTS

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $10 million and $12 million at December 31, 2011 and 2010, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

   The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3 million and $25 million at December 31, 2011 and 2010, respectively.

  COMMITMENTS TO FUND PRIVATE CORPORATE BOND INVESTMENTS

   The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $13 million and $18 million at December 31, 2011 and 2010, respectively.

GUARANTEES

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   The Company had no liability for indemnities, guarantees and commitments at both December 31, 2011 and 2010.

10.  EQUITY

  STATUTORY EQUITY AND INCOME

   The Company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeded the minimum RBC requirements for all periods presented herein.

   The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of the Company.

   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing securities on a different basis.

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   Statutory net income of the Company, as filed with the Missouri State Department of Insurance (the "Department"), was $94 million (unaudited),
$153 million and $49 million for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory capital and surplus, as filed with the Department, was $600 million (unaudited), and $499 million at December 31, 2011 and 2010, respectively.

  DIVIDEND RESTRICTIONS

   Under Missouri State Insurance Law, MLIIC is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or
(ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). MLIIC will be permitted to pay a cash dividend to MetLife in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. During the years ended December 31, 2011, 2010 and 2009, MLIIC did not pay dividends to MetLife. The maximum amount of dividends which MLIIC may pay in 2012 without prior regulatory approval is $18 million.

  OTHER COMPREHENSIVE INCOME (LOSS)

   The following table sets forth the balance and changes in accumulated other comprehensive income (loss) including reclassification adjustments required for the years ended December 31, 2011, 2010 and 2009 in other comprehensive income
(loss) that are included as part of net income (loss) for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                    YEARS ENDED DECEMBER 31,
                                                                                    -----------------------
                                                                                      2011     2010    2009
                                                                                    ------   ------  ------
                                                                                       (IN MILLIONS)
Holding gains (losses) on investments arising during the year......................  $ 33     $ 99    $228
Income tax effect of holding gains (losses)........................................   (13)     (35)    (80)
Reclassification adjustments for recognized holding (gains) losses included in
  current year income..............................................................     4        5      19
Income tax effect of reclassification adjustments..................................    (1)      (2)     (7)
Allocation of holding (gains) losses on investments relating to other policyholder
  amounts..........................................................................   (15)      (8)    (71)
Income tax effect of allocation of holding (gains) losses to other policyholder
  amounts..........................................................................     6        3      25
                                                                                     ----     ----    ----
Other comprehensive income (loss), excluding cumulative effect of change in
  accounting principle.............................................................    14       62     114
Cumulative effect of change in accounting principle, net of income tax of $0, $0
  and ($1) million (See Note 1)....................................................    --       --      (1)
                                                                                     ----     ----    ----
Other comprehensive income (loss)..................................................  $ 14     $ 62    $113
                                                                                     ====     ====    ====

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


11.  OTHER EXPENSES

   Information on other expenses was as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                         2011     2010    2009
                                                       ------   ------  ------
                                                          (IN MILLIONS)
Compensation..........................................  $ 10     $ 13    $ 11
Commissions...........................................    68       67      71
Volume-related costs..................................     7        4      15
Capitalization of DAC.................................   (39)     (44)    (69)
Amortization of DAC and VOBA..........................   188      128       2
Premium taxes, licenses & fees........................     6        3       3
Other.................................................    30       31      38
                                                        ----     ----    ----
  Total other expenses................................  $270     $202    $ 71
                                                        ====     ====    ====

  CAPITALIZATION AND AMORTIZATION OF DAC AND VOBA

   See Note 5 for a rollforward of DAC and VOBA including impacts of capitalization and amortization.

  AFFILIATED EXPENSES

   Commissions and capitalization of DAC include the impact of affiliated reinsurance transactions.

   See Notes 7 and 12 for discussion of affiliated expenses included in the table above.

12.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. The aforementioned expenses and fees incurred with affiliates were comprised of the following:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                         2011     2010    2009
                                                       ------   ------  ------
                                                          (IN MILLIONS)
Compensation..........................................  $10      $13     $ 11
Commissions...........................................   30       32       44
Volume-related costs..................................    7        4        7
Other.................................................   29       31       43
                                                        ---      ---     ----
  Total other expenses................................  $76      $80     $105
                                                        ===      ===     ====

                      METLIFE INVESTORS INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


   Revenues received from affiliates related to these agreements were recorded as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                         2011     2010    2009
                                                       ------   ------  ------
                                                          (IN MILLIONS)
Universal life and investment-type product policy fees  $32      $29     $23
Other revenues........................................  $26      $23     $16

   The Company had net payables from affiliates of $14 million and $8 million at December 31, 2011 and 2010, respectively. These amounts exclude affiliated reinsurance balances discussed in Note 7. See Notes 2 and 7 for additional related party transactions.

13.  SUBSEQUENT EVENT

   The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2011 financial statements.

GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

Consolidated Financial Statements

As of December 31, 2011 and 2010 and for the Years Ended December 31, 2011, 2010 and 2009
and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of General American Life Insurance Company:

We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiary (an indirect wholly-owned subsidiary of MetLife, Inc.) (the "Company") as of December 31, 2011 and 2010, and the related consolidated statements of operations, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2011. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of General American Life Insurance Company and subsidiary as of December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants
Tampa, Florida
April 5, 2012

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                          2011    2010
                                                                                         ------- -------
ASSETS
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized cost:
   $6,676 and $5,913, respectively)..................................................... $ 7,669 $ 6,546
 Equity securities available-for-sale, at estimated fair value (cost: $33 and $159,
   respectively)........................................................................      33     178
 Mortgage loans (net of valuation allowances of $4 and $6, respectively)................     608     562
 Policy loans...........................................................................   1,797   1,807
 Real estate and real estate joint ventures.............................................      53      54
 Other limited partnership interests....................................................     196     156
 Short-term investments, principally at estimated fair value............................     254     175
 Other invested assets, principally at estimated fair value.............................     138      59
                                                                                         ------- -------
   Total investments....................................................................  10,748   9,537
Cash and cash equivalents, principally at estimated fair value..........................      72     265
Accrued investment income...............................................................     102      94
Premiums, reinsurance and other receivables.............................................   2,548   2,443
Deferred policy acquisition costs and value of business acquired........................     196     169
Other assets............................................................................     122     157
Separate account assets.................................................................     974   1,435
                                                                                         ------- -------
   Total assets......................................................................... $14,762 $14,100
                                                                                         ======= =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits.................................................................. $ 5,095 $ 5,091
Policyholder account balances...........................................................   4,985   4,428
Other policy-related balances...........................................................     255     263
Policyholder dividends payable..........................................................      95      99
Payables for collateral under securities loaned and other transactions..................     815     574
Long-term debt..........................................................................     102     102
Current income tax payable..............................................................      36      14
Deferred income tax liability...........................................................     236      55
Other liabilities.......................................................................     653     601
Separate account liabilities............................................................     974   1,435
                                                                                         ------- -------
   Total liabilities....................................................................  13,246  12,662
                                                                                         ------- -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 10)
STOCKHOLDER'S EQUITY
Common stock, par value $1.00 per share; 5,000,000 shares authorized; 3,000,000 shares
  issued and outstanding................................................................       3       3
Additional paid-in capital..............................................................     865   1,029
Retained earnings.......................................................................      31      --
Accumulated other comprehensive income (loss)...........................................     617     406
                                                                                         ------- -------
   Total stockholder's equity...........................................................   1,516   1,438
                                                                                         ------- -------
   Total liabilities and stockholder's equity........................................... $14,762 $14,100
                                                                                         ======= =======

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF OPERATIONS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                      2011   2010   2009
                                                                                     ------  ----  -----
REVENUES
Premiums............................................................................ $  302  $249  $ 265
Universal life and investment-type product policy fees..............................    115   146    177
Net investment income...............................................................    491   502    511
Other revenues......................................................................     15     5      9
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities......................     (2)  (16)   (37)
 Other-than-temporary impairments on fixed maturity securities transferred to other
   comprehensive income (loss)......................................................     (1)   10     12
 Other net investment gains (losses)................................................     44   (10)   (36)
                                                                                     ------  ----  -----
   Total net investment gains (losses)..............................................     41   (16)   (61)
Net derivative gains (losses).......................................................     40   (62)  (189)
                                                                                     ------  ----  -----
     Total revenues.................................................................  1,004   824    712
                                                                                     ------  ----  -----
EXPENSES
Policyholder benefits and claims....................................................    499   442    414
Interest credited to policyholder account balances..................................    134   136    140
Policyholder dividends..............................................................    151   154    169
Other expenses......................................................................    129    75    106
                                                                                     ------  ----  -----
   Total expenses...................................................................    913   807    829
                                                                                     ------  ----  -----
Income (loss) before provision for income tax.......................................     91    17   (117)
Provision for income tax expense (benefit)..........................................     41    (5)   (65)
                                                                                     ------  ----  -----
Net income (loss)................................................................... $   50  $ 22  $ (52)
                                                                                     ======  ====  =====


       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                           ACCUMULATED OTHER
                                                                                      COMPREHENSIVE INCOME (LOSS)
                                                                           ------------------------------------------------
                                                                                NET                     FOREIGN    DEFINED
                                                       ADDITIONAL            UNREALIZED   OTHER-THAN   CURRENCY    BENEFIT
                                                COMMON  PAID-IN   RETAINED   INVESTMENT    TEMPORARY  TRANSLATION   PLANS
                                                STOCK   CAPITAL   EARNINGS GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT
                                                ------ ---------- -------- -------------- ----------- ----------- ----------
Balance at December 31, 2008...................   $3     $1,243     $ 71       $(299)        $ --        $(10)       $ 1
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).........                        1                       (1)
Dividends on common stock......................             (87)     (20)
Comprehensive income (loss):
  Net income (loss)............................                      (52)
  Other comprehensive income (loss):
   Unrealized investment gains (losses), net
    of related offsets and income tax..........                                  448           (9)
   Defined benefit plans adjustment, net of
    income tax.................................                                                                       (2)

   Other comprehensive income (loss)...........

  Comprehensive income (loss)..................
                                                  --     ------     ----       -----         ----        ----        ---
Balance at December 31, 2009...................    3      1,156       --         149          (10)        (10)        (1)
Dividends on common stock......................            (127)     (22)
Comprehensive income (loss):
  Net income (loss)............................                       22
  Other comprehensive income (loss):
   Unrealized investment gains (losses), net
    of related offsets and income tax..........                                  279
   Defined benefit plans adjustment, net of
    income tax.................................                                                                       (1)

    Other comprehensive income (loss)..........

  Comprehensive income (loss)..................
                                                  --     ------     ----       -----         ----        ----        ---
Balance at December 31, 2010...................    3      1,029       --         428          (10)        (10)        (2)
Dividends on common stock......................            (164)     (19)
Comprehensive income (loss):
  Net income (loss)............................                       50
  Other comprehensive income (loss):
   Unrealized investment gains (losses), net
    of related offsets and income tax..........                                  215           (1)
   Defined benefit plans adjustment, net of
    income tax.................................                                                                       (3)

    Other comprehensive income (loss)..........

  Comprehensive income (loss)..................
                                                  --     ------     ----       -----         ----        ----        ---
Balance at December 31, 2011...................   $3     $  865     $ 31       $ 643         $(11)       $(10)       $(5)
                                                  ==     ======     ====       =====         ====        ====        ===




                                                    TOTAL
                                                STOCKHOLDER'S
                                                   EQUITY
                                                -------------
Balance at December 31, 2008...................    $1,009
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).........        --
Dividends on common stock......................      (107)
Comprehensive income (loss):
  Net income (loss)............................       (52)
  Other comprehensive income (loss):
   Unrealized investment gains (losses), net
    of related offsets and income tax..........       439
   Defined benefit plans adjustment, net of
    income tax.................................        (2)
                                                   ------
   Other comprehensive income (loss)...........       437
                                                   ------
  Comprehensive income (loss)..................       385
                                                   ------
Balance at December 31, 2009...................     1,287
Dividends on common stock......................      (149)
Comprehensive income (loss):
  Net income (loss)............................        22
  Other comprehensive income (loss):
   Unrealized investment gains (losses), net
    of related offsets and income tax..........       279
   Defined benefit plans adjustment, net of
    income tax.................................        (1)
                                                   ------
    Other comprehensive income (loss)..........       278
                                                   ------
  Comprehensive income (loss)..................       300
                                                   ------
Balance at December 31, 2010...................     1,438
Dividends on common stock......................      (183)
Comprehensive income (loss):
  Net income (loss)............................        50
  Other comprehensive income (loss):
   Unrealized investment gains (losses), net
    of related offsets and income tax..........       214
   Defined benefit plans adjustment, net of
    income tax.................................        (3)
                                                   ------
    Other comprehensive income (loss)..........       211
                                                   ------
  Comprehensive income (loss)..................       261
                                                   ------
Balance at December 31, 2011...................    $1,516
                                                   ======

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                        2011     2010    2009
                                                                                      -------  -------  ------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss).................................................................... $    50  $    22  $  (52)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
 Depreciation and amortization expenses..............................................       7        7       7
 Amortization of premiums and accretion of discounts associated with
   investments, net..................................................................     (46)     (46)    (43)
 (Gains) losses on investments and derivatives and from sales of businesses,
   net...............................................................................     (68)      77     250
 Interest credited to policyholder account balances..................................     134      136     140
 Interest (income) expense on equity linked notes....................................       9       (3)    (25)
 Universal life and investment-type product policy fees..............................    (115)    (146)   (177)
 Change in premiums, reinsurance and other receivables...............................    (104)    (208)    (58)
 Change in deferred policy acquisition costs and value of business acquired,
   net...............................................................................     (36)      19      25
 Change in income tax recoverable (payable)..........................................      88       54    (138)
 Change in other assets..............................................................      13       10      31
 Change in insurance-related liabilities and policy-related balances.................      (9)      24    (109)
 Change in other liabilities.........................................................      47        4      72
 Other, net..........................................................................      19       (6)      5
                                                                                      -------  -------  ------
Net cash used in operating activities................................................     (11)     (56)    (72)
                                                                                      -------  -------  ------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
 Fixed maturity securities...........................................................   1,375    2,079   1,383
 Equity securities...................................................................     201        1      20
 Mortgage loans......................................................................      48       33       6
 Other limited partnership interests.................................................      19       10      13
Purchases of:
 Fixed maturity securities...........................................................  (2,095)  (1,779)   (934)
 Equity securities...................................................................     (29)     (10)    (18)
 Mortgage loans......................................................................     (93)    (233)   (158)
 Real estate and real estate joint ventures..........................................      (2)      (3)     (2)
 Other limited partnership interests.................................................     (52)     (58)    (25)
Cash received in connection with freestanding derivatives............................      62       24      13
Cash paid in connection with freestanding derivatives................................     (63)     (67)   (102)
Issuances of loans to affiliates.....................................................     (50)      --      --
Net change in short-term investments.................................................     (79)      55     284
Net change in other invested assets..................................................     (12)       8      (3)
Other, net...........................................................................      10      (26)    (91)
                                                                                      -------  -------  ------
Net cash (used in) provided by investing activities.................................. $  (760) $    34  $  386
                                                                                      -------  -------  ------

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                       2011   2010   2009
                                                                                      -----  -----  -----
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
 Deposits............................................................................ $ 993  $ 372  $ 535
 Withdrawals.........................................................................  (473)  (242)  (356)
Net change in payables for collateral under securities loaned and other transactions.   241    148   (380)
Dividends on common stock............................................................  (183)  (149)  (107)
                                                                                      -----  -----  -----
Net cash provided by (used in) financing activities..................................   578    129   (308)
                                                                                      -----  -----  -----
Change in cash and cash equivalents..................................................  (193)   107      6
Cash and cash equivalents, beginning of year.........................................   265    158    152
                                                                                      -----  -----  -----
CASH AND CASH EQUIVALENTS, END OF YEAR............................................... $  72  $ 265  $ 158
                                                                                      =====  =====  =====
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid (received) during the year for:
 Interest............................................................................ $   8  $   8  $   9
                                                                                      =====  =====  =====
 Income tax.......................................................................... $ (42) $ (41) $  73
                                                                                      =====  =====  =====



       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

 BUSINESS

  General American Life Insurance Company ("General American") and its subsidiary (collectively the "Company"), formerly held by GenAmerica Financial, LLC ("GenAmerica'), is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"). General American is a Missouri corporation incorporated in 1933. MLIC is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

  The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals and group insurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in 49 states, Puerto Rico and the District of Columbia.

 BASIS OF PRESENTATION

  The accompanying consolidated financial statements include the accounts of General American and its subsidiaries. Intercompany accounts and transactions have been eliminated.

  Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the 2011 presentation as discussed throughout the Notes to the Consolidated Financial Statements.

  Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

  A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Investments

  The accounting policies for the Company's principal investments are as follows:

    Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

    Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

    Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Interest, dividends and prepayment fees are recorded in net investment income.

    Included within fixed maturity securities are structured securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 2 "-- Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity Securities Available-for-Sale."

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector;
  (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded in other comprehensive income (loss). Adjustments are not made for subsequent recoveries in value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

    Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the securities have an interest rate step-up feature which, when combined with other qualitative factors, indicates that the securities have more debt-like characteristics; while those with more equity-like characteristics are classified as equity securities within non-redeemable preferred stock. Many of such securities, commonly referred to as "perpetual hybrid securities," have been issued by non-U.S. financial institutions that are accorded the highest two capital treatment categories by their respective regulatory bodies (i.e. core capital, or "Tier 1 capital" and perpetual deferrable securities, or "Upper Tier 2 capital"). With respect to perpetual hybrid securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

    The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities are as follows:

    (i)The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

   (ii)When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

  (iii)Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

   (iv)When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in (ii) above.

    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

    Securities Lending. Securities lending transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. At the inception of a loan, the Company obtains collateral, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

    Mortgage Loans -- For the purposes of determining valuation allowances, the Company disaggregates its mortgage loan investments into two portfolio segments: (1) commercial and (2) agricultural.

     Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days; and agricultural -- 90 days. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

     Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either
   (i) the present value of expected future cash

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

     For commercial and agricultural mortgage loans, the Company typically uses 10 years or more of historical experience in establishing non-specific valuation allowances. For commercial mortgage loans, 20 years of historical experience is used which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For agricultural mortgage loans, ten years of historical experience is used which captures a full economic cycle. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. For commercial and agricultural mortgage loans, on a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment level.

     All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

     For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan's unpaid principal balance is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan's unpaid principal balance. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

     For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

     Mortgage Loans Modified in a Troubled Debt Restructuring. The Company may grant concessions related to the borrowers' financial difficulties which are classified as troubled debt restructuring. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the continuous portfolio monitoring process, a specific valuation allowance may have been recorded prior to the period when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

    Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

    Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

    Real Estate Joint Ventures and Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor ownership interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period. The Company uses the cost method of

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

    Short-term Investments. Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in an affiliated money market pool.

    Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, loans to affiliates and tax credit partnerships.

    Freestanding derivatives with positive estimated fair values are described in "-- Derivative Financial Instruments" below.

    Loans to affiliates are stated at unpaid principal balance, adjusted for amortization of any unamortized premium or discount.

    Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of tax credit partnerships in net investment income.

Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities ("VIEs"). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies as described in "-- Fair Value" below and in Note 4. Such estimated fair values are based on available market information and management's judgment about financial instruments. The observable and unobservable inputs used in the standard market valuation methodologies are described in Note 4.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  The determination of the amount of valuation allowances and impairments, as applicable, is described previously by investment type. The determination of such valuation allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed and ABS, certain structured investment transactions, etc.) is dependent upon prepayments and defaults, which could result in changes in amounts to be earned.

  The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

  For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements. The Company did not consolidate any of its VIEs at December 31, 2011 and 2010.

 Derivative Financial Instruments

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads, and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage various risks relating to its ongoing business operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Freestanding derivatives are carried in the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value of freestanding derivatives, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

  Accruals on derivatives are generally recorded in accrued investment income or within other liabilities in the consolidated balance sheets. However, accruals that are not expected to settle within one year are included with the derivative carrying value in other invested assets or other liabilities.

  The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

  If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses) except for those in net investment income for economic hedges of equity method investments in joint ventures. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

  To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

  The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

  Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

  Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

  The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

  When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income
(loss) related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

  When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

  In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  The Company issues certain products and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Fair Value

  As described below, certain assets and liabilities are measured at estimated fair value in the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

  Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

  The Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

    Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

    Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

    Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

 Cash and Cash Equivalents

  The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

 Property, Equipment, Leasehold Improvements and Computer Software

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to 10 years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $78 million and $77 million at December 31, 2011 and 2010, respectively. Accumulated

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

depreciation and amortization of property, equipment and leasehold improvements was $71 million and $67 million at December 31, 2011 and 2010, respectively. Related depreciation and amortization expense was $3 million for each of the years ended December 31, 2011, 2010 and 2009.

  Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $30 million and $29 million at December 31, 2011 and 2010, respectively. Accumulated amortization of capitalized software was $26 million and $25 million at December 31, 2011 and 2010, respectively. Related amortization expense was $1 million, $2 million and $2 million for the years ended December 31, 2011, 2010 and 2009, respectively.

 Deferred Policy Acquisition Costs and Value of Business Acquired

  The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as deferred policy acquisition costs ("DAC"). Such costs consist principally of commissions, certain agency expenses and policy issuance expenses. Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

  The Company amortizes DAC and VOBA on life insurance or investment-type contracts in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

  The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance) over the appropriate premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), that include provisions for adverse deviation that are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

  The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

  The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

 Goodwill

  Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired which represents the future economic benefits arising from such net assets acquired that could not be individually identified. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

  Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. Management has concluded that the Company has one reporting unit. The Company applies significant judgment when determining the estimated fair value of the Company's reporting unit.

  For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

  In performing the Company's goodwill impairment test, the estimated fair value of the reporting unit is determined using a market multiple approach. When further corroboration is required, the Company uses a discounted cash flow approach. The Company may use additional valuation methodologies when appropriate.

  The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting unit include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels and the discount rate that the Company believes is appropriate for the reporting unit.

  The Company applies significant judgment when determining the estimated fair value of the Company's reporting unit. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results.

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  During the annual impairment test, a comparison of the fair value of the reporting unit to its carrying value indicated a potential for goodwill impairment. A further comparison of the implied fair value of the reporting unit's goodwill with its carrying amount indicated that the entire amount of goodwill associated with the Company was impaired. Consequently, the Company recorded a $35 million goodwill impairment charge, representing its accumulated goodwill impairment loss, reflected in other expenses for the year ended December 31, 2011.

 Liability for Future Policy Benefits and Policyholder Account Balances

  The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require us to establish premium deficiency reserves. Such reserves are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

  Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves on short duration contracts are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

  Future policy benefit liabilities for participating life insurance policies are equal to the aggregate of: (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

  Participating business represented approximately 38% of the Company's life insurance in-force at both December 31, 2011 and 2010. Participating policies represented approximately 99% of gross life insurance premiums for each of the years ended December 31, 2011, 2010 and 2009.

  Future policy benefit liabilities for non-participating life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 3% to 7%.

  Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 4% to 9%.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities is 5%.

  Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 6%.

  Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's Rating Services ("S&P") experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

  The Company regularly reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities, result in changes in the additional liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

  Policyholder account balances ("PABs") relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs for these contracts are equal to:
(i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 2% to 6%, less expenses, mortality charges and withdrawals.

 Other Policy-Related Balances

  Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

  The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

  The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

  The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

 Recognition of Insurance Revenue and Related Benefits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

  Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

  Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Other Revenues

  Other revenues include, in addition to items described elsewhere herein, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

 Policyholder Dividends

  Policyholder dividends are approved annually by General American's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by General American.

 Income Taxes

  The Company together with its parent, MLIC and its subsidiaries, join the MetLife life/non-life consolidated federal tax return and is a party to the MetLife tax sharing agreement.

  The Company's accounting for income taxes represents management's best estimate of various events and transactions.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

  The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  (i) future taxable income exclusive of reversing temporary differences and carryforwards;

  (ii) future reversals of existing taxable temporary differences;

  (iii)taxable income in prior carryback years; and

  (iv) tax planning strategies.

  The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

  The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

  The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties and related parties.

  For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

  For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

  For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

  The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

  Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

  The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments, and as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

  Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

  If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer.

 Employee Benefit Plans

  Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by MLIC. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

 Foreign Currency

  Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The resulting translation adjustments are charged or credited directly to other comprehensive income or loss, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

 Litigation Contingencies

  The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized in other expenses as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

 Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, short-term investments and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the consolidated statements of operations.

 ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

 Financial Instruments

  Effective July 1, 2011, the Company adopted new guidance regarding accounting for troubled debt restructurings. This guidance clarifies whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for the purpose of determining when a restructuring constitutes a troubled debt restructuring. Additionally, the guidance prohibits creditors from using the borrower's effective rate test to evaluate whether a concession has been granted to the borrower. The adoption did not have a material impact on the Company's consolidated financial statements. See also expanded disclosures in Note 2.

  Effective January 1, 2011, the Company adopted new guidance regarding accounting for investment funds determined to be VIEs. Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economic interest in a VIE, unless the separate account contractholder is a related party. The adoption did not have a material impact on the Company's consolidated financial statements.

  Effective December 31, 2010, the Company adopted guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its consolidated financial statements.

  Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

  Also effective January 1, 2010, the Company adopted guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to certain real estate joint ventures and other limited partnership interests held by the Company.

  Effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $1 million to retained earnings with a corresponding decrease to accumulated other comprehensive income (loss) to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $1 million, net of deferred income taxes of less than $1 million, resulting in the net cumulative effect adjustment of $1 million. The entire increase in the amortized cost basis of fixed maturity securities was in the ABS sector.

  As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $12 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

  Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

  Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. The adoption did not have a material impact on the Company's consolidated financial statements.

 Business Combinations and Noncontrolling Interests

  Effective January 1, 2011, the Company adopted new guidance that addresses when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure. Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The adoption did not have an impact on the Company's consolidated financial statements.

  Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

  . All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

  . Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

  . The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

  . Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  . Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

  . Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

  . Net income (loss) includes amounts attributable to noncontrolling interests.

  . When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

  . Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

  . When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

  The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements.

  Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

 Fair Value

  Effective January 1, 2010, the Company adopted guidance that requires disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

  The following pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

  . Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

  . Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  . Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

  .  Effective December 31, 2009, the Company adopted guidance on:
     (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements, for both interim and annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

  . Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

 Defined Benefit and Other Postretirement Plans

  Effective December 31, 2011, the Company adopted guidance regarding enhanced disclosures for employers' participation in multiemployer pension plans. The revised disclosures require additional qualitative and quantitative information about the employer's involvement in significant multiemployer pension and other postretirement plans. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

  Other Pronouncements

  Effective January 1, 2011, the Company adopted new guidance regarding goodwill impairment testing. This guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity would be required to perform Step 2 of the test if qualitative factors indicate that it is more likely than not that goodwill impairment exists. The adoption did not have an impact on the Company's consolidated financial statements.

  Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

 FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  In December 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding comprehensive income (Accounting Standards Update ("ASU") 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update
No. 2011-05). The amendments in ASU 2011-12 are effective for fiscal years and interim periods within those years beginning after December 15, 2011. Consistent with the effective date of the amendments in ASU 2011-05 discussed below, ASU 2011-12 defers the effective date pertaining to reclassification adjustments out of accumulated other comprehensive

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY income in ASU 2011-05. The amendments are being made to allow the FASB time to re-deliberate whether to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. All other requirements in ASU 2011-05 are not affected by ASU 2011-12, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance should be applied retrospectively for all comparative periods presented. The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards ("IFRS"). The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

  In September 2011, the FASB issued new guidance on goodwill impairment testing (ASU 2011-08, Intangibles -- Goodwill and Other (Topic 350): Testing Goodwill for Impairment), effective for calendar years beginning after December 15, 2011. Early adoption is permitted. The objective of this standard is to simplify how an entity tests goodwill for impairment. The amendments in this standard will allow an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

  In June 2011, the FASB issued new guidance regarding comprehensive income (ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income), effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The guidance should be applied retrospectively and early adoption is permitted. The new guidance provides companies with the option to present the total of comprehensive income, components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The objective of the standard is to increase the prominence of items reported in other comprehensive income and to facilitate convergence of GAAP and IFRS. The standard eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholder's equity. The amendments in ASU 2011-05 do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified in net income. The Company intends to adopt the two-statement approach in 2012.

  In May 2011, the FASB issued new guidance regarding fair value measurements (ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs), effective for the first interim or annual period beginning after

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

  In April 2011, the FASB issued new guidance regarding effective control in repurchase agreements (ASU 2011-03, Transfers and Servicing (Topic 860):
Reconsideration of Effective Control for Repurchase Agreements), effective for the first interim or annual period beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The amendments in this ASU remove from the assessment of effective control the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

  In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Financial Services --Insurance (Topic
944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) ("ASU 2010-26"), effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. ASU 2010-26 specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, sales manager compensation and administrative costs currently capitalized by the Company will no longer be deferred. The Company will adopt ASU 2010-26 in 2012 and will apply it retrospectively to all prior periods presented in its consolidated financial statements for all insurance contracts. The Company estimates that DAC will be reduced by approximately $1 million and total equity will be reduced by approximately $1 million, net of income tax, as of the date of adoption. Additionally, the Company estimates that net income will be increased by approximately $2 million in 2011, $4 million to $5 million in 2010, and $5 million to $6 million in 2009, as of the date of adoption.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

2.  INVESTMENTS

 FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

  The following tables present the cost or amortized cost, gross unrealized gains and losses, estimated fair value of fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses:

                                                            DECEMBER 31, 2011
                                            -------------------------------------------------
                                                         GROSS UNREALIZED
                                             COST OR  ----------------------- ESTIMATED
                                            AMORTIZED        TEMPORARY  OTTI    FAIR    % OF
                                              COST    GAINS   LOSSES   LOSSES   VALUE   TOTAL
                                            --------- ------ --------- ------ --------- -----
                                                              (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $2,408   $  295   $ 28     $ --   $2,675    34.9%
Foreign government securities..............     770      421     --       --    1,191    15.5
Foreign corporate securities...............     915      199     23       --    1,091    14.2
U.S. Treasury and agency securities........     790       95     --       --      885    11.6
RMBS.......................................     837       47     23       16      845    11.0
CMBS.......................................     609       22     10       --      621     8.1
ABS........................................     280        8      7       --      281     3.7
State and political subdivision securities.      67       13     --       --       80     1.0
                                             ------   ------   ----     ----   ------   -----
 Total fixed maturity securities...........  $6,676   $1,100   $ 91     $ 16   $7,669   100.0%
                                             ======   ======   ====     ====   ======   =====

EQUITY SECURITIES:
Common stock...............................  $   33   $   --   $ --     $ --   $   33   100.0%
Non-redeemable preferred stock.............      --       --     --       --       --     0.0
                                             ------   ------   ----     ----   ------   -----
 Total equity securities...................  $   33   $   --   $ --     $ --   $   33   100.0%
                                             ======   ======   ====     ====   ======   =====

                                                          DECEMBER 31, 2010
                                            ---------------------------------------------
                                                       GROSS UNREALIZED
                                             COST OR  ------------------- ESTIMATED
                                            AMORTIZED      TEMPORARY OTTI   FAIR    % OF
                                              COST    GAIN   LOSS    LOSS   VALUE   TOTAL
                                            --------- ---- --------- ---- --------- -----
                                                            (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $2,196   $176   $ 39    $ --  $2,333    35.6%
Foreign government securities..............     723    311     --      --   1,034    15.8
Foreign corporate securities...............     925    180     19      --   1,086    16.6
U.S. Treasury and agency securities........     500     19      8      --     511     7.8
RMBS.......................................     711     38     23      15     711    10.9
CMBS.......................................     621     29     14      --     636     9.7
ABS........................................     177      7     12      --     172     2.6
State and political subdivision securities.      60      3     --      --      63     1.0
                                             ------   ----   ----    ----  ------   -----
 Total fixed maturity securities...........  $5,913   $763   $115    $ 15  $6,546   100.0%
                                             ======   ====   ====    ====  ======   =====

EQUITY SECURITIES:
Common stock...............................  $  154   $ 19   $ --    $ --  $  173    97.2%
Non-redeemable preferred stock.............       5     --     --      --       5     2.8
                                             ------   ----   ----    ----  ------   -----
 Total equity securities...................  $  159   $ 19   $ --    $ --  $  178   100.0%
                                             ======   ====   ====    ====  ======   =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Within fixed maturity securities, a reclassification from the ABS sector to the RMBS sector has been made to the prior year amounts to conform to the current year presentation for securities backed by sub-prime residential mortgage loans to be consistent with market convention relating to the risks inherent in such securities and the Company's management of its investments within these asset sectors.

  The Company held no non-income producing fixed maturity securities at December 31, 2011. At December 31, 2010, the Company held non-income producing fixed maturity securities with an estimated fair value of $3 million with unrealized gains (losses) of $1 million.

  The Company held foreign currency derivatives with notional amounts of $978 million and $860 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2011 and 2010, respectively.

  Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

  The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than the government securities summarized in the table below.

  Concentrations of Credit Risk (Government and Agency Securities). The following section contains a summary of the concentrations of credit risk related to government and agency fixed maturity and fixed-income securities holdings, which were greater than 10% of the Company's stockholder's equity at:

                                                                 DECEMBER 31,
                                                                ------------------
                                                                  2011      2010
                                                                 --------  ------
                                                                CARRYING VALUE (1)
                                                                ------------------
                                                                 (IN MILLIONS)
 Government and agency fixed maturity securities:
  Canada....................................................... $  1,122   $  956
  United States................................................ $    885   $  511

 U.S. Treasury and agency fixed-income securities included in:
  Short-term investments....................................... $    117   $    1
  Cash equivalents............................................. $     25   $  149

--------
(1)Represents estimated fair value for fixed maturity securities, and for short-term investments and cash equivalents, estimated fair value or amortized cost, which approximates estimated fair value.

  Concentrations of Credit Risk (Equity Securities). At December 31, 2011 and 2010, the Company was not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's stockholder's equity or 1% of total investments, other than holdings in Reinsurance Group of America, Incorporated ("RGA") common stock of $161 million, which was 11% of the Company's stockholder's equity and 1.7% of total investments at December 31, 2010. During 2011, the Company sold its 3,000,000 shares of RGA Class A common stock.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                     DECEMBER 31,
                                        ---------------------------------------
                                               2011                2010
                                        ------------------- -------------------
                                                  ESTIMATED           ESTIMATED
                                        AMORTIZED   FAIR    AMORTIZED   FAIR
                                          COST      VALUE     COST      VALUE
                                        --------- --------- --------- ---------
                                                     (IN MILLIONS)
Due in one year or less................  $  509    $  526    $  115    $  126
Due after one year through five years..     814       896       751       832
Due after five years through ten years.   1,316     1,554     1,184     1,351
Due after ten years....................   2,311     2,946     2,354     2,718
                                         ------    ------    ------    ------
 Subtotal..............................   4,950     5,922     4,404     5,027
RMBS, CMBS and ABS.....................   1,726     1,747     1,509     1,519
                                         ------    ------    ------    ------
 Total fixed maturity securities.......  $6,676    $7,669    $5,913    $6,546
                                         ======    ======    ======    ======

  Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

  As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, equity securities and perpetual hybrid securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 NET UNREALIZED INVESTMENT GAINS (LOSSES)

  The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                                                      YEARS ENDED DECEMBER 31,
                                                                                      -----------------------
                                                                                       2011      2010   2009
                                                                                       ------   -----   ----
                                                                                         (IN MILLIONS)
Fixed maturity securities............................................................ $1,009    $ 648   $241
Fixed maturity securities with noncredit OTTI losses in accumulated other
  comprehensive income (loss)........................................................    (16)     (15)   (15)
                                                                                       ------   -----   ----
   Total fixed maturity securities...................................................    993      633    226
Equity securities....................................................................     --       19      1
Derivatives..........................................................................     (1)      (1)    (2)
Short-term investments...............................................................     --       --    (10)
                                                                                       ------   -----   ----
   Subtotal..........................................................................    992      651    215
                                                                                       ------   -----   ----
Amounts allocated from:
 Insurance liability loss recognition................................................     (4)      (3)    --
 DAC and VOBA........................................................................    (16)      (7)    (3)
                                                                                       ------   -----   ----
   Subtotal..........................................................................    (20)     (10)    (3)
Deferred income tax benefit (expense) related to noncredit OTTI losses recognized in
  accumulated other comprehensive income (loss)......................................      5        5      5
Deferred income tax benefit (expense)................................................   (345)    (228)   (78)
                                                                                       ------   -----   ----
Net unrealized investment gains (losses)............................................. $  632    $ 418   $139
                                                                                       ======   =====   ====

  The changes in fixed maturity securities with noncredit OTTI losses included in accumulated other comprehensive income (loss) were as follows:

                                                                                               DECEMBER 31,
                                                                                              --------------
                                                                                               2011    2010
                                                                                              ------  ------
                                                                                               (IN MILLIONS)
Balance, beginning of period................................................................. $  (15) $  (15)
Noncredit OTTI losses recognized (1).........................................................      1     (10)
Securities sold with previous noncredit OTTI loss............................................      2       2
Subsequent changes in estimated fair value...................................................     (4)      8
                                                                                              ------  ------
Balance, end of period....................................................................... $  (16) $  (15)
                                                                                              ======  ======

--------
(1)Noncredit OTTI losses recognized, net of DAC, were $1 million and ($10) million for the years ended December 31, 2011 and 2010, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  The changes in net unrealized investment gains (losses) were as follows:

                                                                                      YEARS ENDED DECEMBER 31,
                                                                                      -----------------------
                                                                                       2011     2010    2009
                                                                                       -----   -----   -----
                                                                                         (IN MILLIONS)
Balance, beginning of period......................................................... $ 418    $ 139   $(299)
Cumulative effect of change in accounting principles, net of income tax..............    --       --      (1)
Fixed maturity securities on which noncredit OTTI losses have been recognized........    (1)      --     (14)
Unrealized investment gains (losses) during the year.................................   342      436     751
Unrealized investment gains (losses) relating to:
 Insurance liability loss recognition................................................    (1)      (3)     --
 DAC and VOBA........................................................................    (9)      (4)    (63)
Deferred income tax benefit (expense) related to noncredit OTTI losses recognized in
  accumulated other comprehensive income (loss)......................................    --       --       5
Deferred income tax benefit (expense)................................................  (117)    (150)   (240)
                                                                                       -----   -----   -----
Balance, end of period............................................................... $ 632    $ 418   $ 139
                                                                                       =====   =====   =====
Change in net unrealized investment gains (losses)................................... $ 214    $ 279   $ 438
                                                                                       =====   =====   =====

 CONTINUOUS GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

  The following tables present the estimated fair value and gross unrealized losses of fixed maturity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                    DECEMBER 31, 2011
                                              --------------------------------------------------------------
                                                                   EQUAL TO OR GREATER
                                              LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                              -------------------- -------------------- --------------------
                                              ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                                FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                                VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                              --------- ---------- --------- ---------- --------- ----------
                                                        (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities....................   $131       $ 7       $137       $21       $268       $ 28
Foreign government securities................     --        --         --        --         --         --
Foreign corporate securities.................    114         5         36        18        150         23
U.S. Treasury and agency securities..........     --        --         --        --         --         --
RMBS.........................................     55        11        123        28        178         39
CMBS.........................................     69         1         63         9        132         10
ABS..........................................     94         2         32         5        126          7
State and political subdivision securities...     --        --         --        --         --         --
                                                ----       ---       ----       ---       ----       ----
 Total fixed maturity securities.............   $463       $26       $391       $81       $854       $107
                                                ====       ===       ====       ===       ====       ====
Total number of fixed maturity securities in
  an unrealized loss position................    131                   82
                                                ====                 ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                                    DECEMBER 31, 2010
                                              --------------------------------------------------------------
                                                                   EQUAL TO OR GREATER
                                              LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                              -------------------- -------------------- --------------------
                                              ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                                FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                                VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                              --------- ---------- --------- ---------- --------- ----------
                                                        (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities....................   $235       $ 8       $188       $ 31     $  423      $ 39
Foreign government securities................      5        --          3         --          8        --
Foreign corporate securities.................     36         2         69         17        105        19
U.S. Treasury and agency securities..........    147         8         --         --        147         8
RMBS.........................................     42        --        201         38        243        38
CMBS.........................................      6        --        103         14        109        14
ABS..........................................      4        --         69         12         73        12
State and political subdivision securities...     10        --          1         --         11        --
                                                ----       ---       ----       ----     ------      ----
 Total fixed maturity securities.............   $485       $18       $634       $112     $1,119      $130
                                                ====       ===       ====       ====     ======      ====
Total number of fixed maturity securities in
  an unrealized loss position................     78                  131
                                                ====                 ====

 AGING OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

  The following tables present the amortized cost, gross unrealized losses, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized losses as a percentage of amortized cost and number of securities for fixed maturity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                    DECEMBER 31, 2011
                                                    --------------------------------------------------
                                                       AMORTIZED     GROSS UNREALIZED    NUMBER OF
                                                          COST            LOSSES         SECURITIES
                                                    ---------------- ---------------  ----------------
                                                    LESS THAN 20% OR LESS THAN 20% OR LESS THAN 20% OR
                                                       20%     MORE     20%     MORE     20%     MORE
                                                    --------- ------ --------- ------ --------- ------
                                                        (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months...............................   $349     $133     $12     $34      99       23
Six months or greater but less than nine months....     94       13       2       4      22        5
Nine months or greater but less than twelve months.      5       --      --      --       3       --
Twelve months or greater...........................    304       63      28      27      46       17
                                                      ----     ----     ---     ---
 Total.............................................   $752     $209     $42     $65
                                                      ====     ====     ===     ===
Percentage of amortized cost.......................                       6%     31%
                                                                        ===     ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                                    DECEMBER 31, 2010
                                                    --------------------------------------------------
                                                       AMORTIZED     GROSS UNREALIZED    NUMBER OF
                                                          COST            LOSSES         SECURITIES
                                                    ---------------- ---------------  ----------------
                                                    LESS THAN 20% OR LESS THAN 20% OR LESS THAN 20% OR
                                                       20%     MORE     20%     MORE     20%     MORE
                                                    --------- ------ --------- ------ --------- ------
                                                        (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months...............................  $  487    $ 47     $17     $11      76        4
Six months or greater but less than nine months....      15      21       1       5       2        4
Nine months or greater but less than twelve months.      --       3      --       1      --        2
Twelve months or greater...........................     516     160      44      51      92       31
                                                     ------    ----     ---     ---
 Total.............................................  $1,018    $231     $62     $68
                                                     ======    ====     ===     ===
Percentage of amortized cost.......................                       6%     29%
                                                                        ===     ===

 CONCENTRATION OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

  The gross unrealized losses related to fixed maturity securities, including the portion of OTTI losses recognized in accumulated other comprehensive income
(loss) were $107 million and $130 million at December 31, 2011 and 2010, respectively. The concentration calculated as a percentage of gross unrealized losses (including OTTI losses), by sector and industry was as follows at:

                                                                                         DECEMBER 31,
                                                                                         -----------
                                                                                         2011   2010
                                                                                         ----   ----
SECTOR:
RMBS....................................................................................  36%    30%
U.S. corporate securities...............................................................  26     30
Foreign corporate securities............................................................  21     14
CMBS....................................................................................  10     11
ABS.....................................................................................   7      9
U.S. Treasury and agency securities.....................................................  --      6
                                                                                         ---    ---
  Total................................................................................. 100%   100%
                                                                                         ===    ===
INDUSTRY:
Mortgage-backed.........................................................................  46%    41%
Finance.................................................................................  37     24
Asset-backed............................................................................   7      9
Utility.................................................................................   2      5
Communications..........................................................................   2     --
Consumer................................................................................   1      1
U.S. Treasury and agency securities.....................................................  --      6
Other...................................................................................   5     14
                                                                                         ---    ---
  Total................................................................................. 100%   100%
                                                                                         ===    ===

 EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

  The Company held no fixed maturity securities with a gross unrealized loss greater than $10 million at both December 31, 2011 and 2010. The fixed maturity securities and equity securities with gross unrealized losses decreased
$23 million during the year ended December 31, 2011. The decline in, or improvement in, gross

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY unrealized losses for the year ended December 31, 2011, was primarily attributable to a decrease in interest rates, partially offset by widening credit spreads. These securities were included in the Company's OTTI review process.

  As of December 31, 2011, $31 million of unrealized losses were from fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater. Of the $31 million, $18 million, or 58%, are related to unrealized losses on investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads or rising interest rates since purchase. Of the $31 million, $13 million, or 42%, are related to unrealized losses on below investment grade securities. Unrealized losses on below investment grade securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans and sub-prime residential mortgage loans) and were the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over unemployment levels and valuations of residential real estate supporting non-agency RMBS. As explained further in Note 1, management evaluates non-agency RMBS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

  Based on the Company's current evaluation of available-for-sale securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

  Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTIs may be incurred in upcoming periods.

 NET INVESTMENT GAINS (LOSSES)

  The components of net investment gains (losses) were as follows:

                                                                                  YEARS ENDED DECEMBER 31,
                                                                               --------------------------
                                                                               2011      2010     2009
                                                                               ----      ----     ----
                                                                                    (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized.................................................. $ (2)     $(16)    $(37)
Less: Noncredit portion of OTTI losses transferred to and recognized in other
  comprehensive income (loss).................................................   (1)       10       12
                                                                                 ----     ----     ----
 Net OTTI losses on fixed maturity securities recognized in earnings..........   (3)       (6)     (25)
 Fixed maturity securities -- net gains (losses) on sales and disposals.......   10         2       (8)
                                                                                 ----     ----     ----
     Total gains (losses) on fixed maturity securities........................    7        (4)     (33)
                                                                                 ----     ----     ----
Other net investment gains (losses):
 Equity securities............................................................   45         1      (15)
 Mortgage loans...............................................................    2        (6)      (2)
 Other gains (losses).........................................................  (13)       (7)     (11)
                                                                                 ----     ----     ----
       Total net investment gains (losses).................................... $ 41      $(16)    $(61)
                                                                                 ====     ====     ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

  Gains (losses) from foreign currency transactions included within net investment gains (losses) were $8 million, $1 million and $7 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                  YEARS ENDED DECEMBER 31,   YEARS ENDED DECEMBER 31, YEARS ENDED DECEMBER 31,
                                  -----------------------   ------------------------  -----------------------
                                  2011      2010     2009   2011     2010    2009     2011     2010     2009
                                  ----     ------   -----   ----     ----    ----     ----    ------   -----
                                  FIXED MATURITY SECURITIES EQUITY SECURITIES                TOTAL
                                  -----------------------   ------------------------  -----------------------
                                                        (IN MILLIONS)
Proceeds......................... $759     $1,308   $ 840   $197     $ 5     $ 19     $956    $1,313   $ 859
                                   ====    ======   =====     ====   ===      ====     ====   ======   =====
Gross investment gains........... $ 18     $   23   $  28   $ 45     $ 1     $  1     $ 63    $   24   $  29
                                   ----    ------   -----     ----   ---      ----     ----   ------   -----
Gross investment losses..........   (8)       (21)    (36)    --      --       (1)      (8)      (21)    (37)
                                   ----    ------   -----     ----   ---      ----     ----   ------   -----
Total OTTI losses recognized in
  earnings:
 Credit-related..................   (3)        (6)    (21)    --      --       --       (3)       (6)    (21)
 Other (1).......................   --         --      (4)    --      --      (15)      --        --     (19)
                                   ----    ------   -----     ----   ---      ----     ----   ------   -----
   Total OTTI losses recognized
     in earnings.................   (3)        (6)    (25)    --      --      (15)      (3)       (6)    (40)
                                   ----    ------   -----     ----   ---      ----     ----   ------   -----
     Net investment gains
       (losses).................. $  7     $   (4)  $ (33)  $ 45     $ 1     $(15)    $ 52    $   (3)  $ (48)
                                   ====    ======   =====     ====   ===      ====     ====   ======   =====

--------
(1)Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

  Fixed maturity security OTTI losses recognized in earnings related to the following sectors and industries within the U.S. and foreign corporate securities sector:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2011     2010    2009
                                                            ----     ----    ----
                                                                 (IN MILLIONS)
     Sector:
     U.S. and foreign corporate securities -- by industry:
      Finance.............................................. $ --     $ 2     $15
      Communications.......................................   --      --       2
      Industrial...........................................   --      --       1
                                                              ----   ---     ---
        Total U.S. and foreign corporate securities........   --       2      18
     ABS...................................................    2      --       3
     RMBS..................................................    1       3       3
     CMBS..................................................   --       1       1
                                                              ----   ---     ---
        Total.............................................. $  3     $ 6     $25
                                                              ====   ===     ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Equity security OTTI losses recognized in earnings related to the following sectors and industries:

                                                                                   YEARS ENDED DECEMBER 31,
                                                                                   ------------------------
                                                                                   2011     2010    2009
                                                                                   ----     ----    ----
                                                                                        (IN MILLIONS)
Sector:
  Common stock.................................................................... $ --     $ --    $14
  Non-redeemable preferred stock..................................................   --       --      1
                                                                                     ----    ----   ---
   Total.......................................................................... $ --     $ --    $15
                                                                                     ====    ====   ===
Industry:
  Financial services industry:
   Perpetual hybrid securities.................................................... $ --     $ --    $ 1
  Other industries................................................................   --       --     14
                                                                                     ----    ----   ---
   Total.......................................................................... $ --     $ --    $15
                                                                                     ====    ====   ===

 CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                                                  YEARS ENDED DECEMBER 31,
                                                                                  -----------------------
                                                                                  2011         2010
                                                                                  ----         ----
                                                                                    (IN MILLIONS)
Balance, at January 1,........................................................... $ 2          $ 4
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not previously
   impaired......................................................................  --           --
 Additional impairments -- credit loss OTTI recognized on securities previously
   impaired......................................................................   4            1
Reductions:
 Sales (maturities, pay downs or prepayments) during the period of securities
   previously impaired as credit loss OTTI.......................................  (1)          (2)
 Securities impaired to net present value of expected future cash flows..........  --           (1)
                                                                                  ---          ---
Balance, at December 31,......................................................... $ 5          $ 2
                                                                                  ===          ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 NET INVESTMENT INCOME

  The components of net investment income were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        -----------------------
                                                        2011     2010     2009
                                                         -----   -----   -----
                                                           (IN MILLIONS)
     Investment income:
     Fixed maturity securities......................... $ 341   $ 353    $ 395
     Equity securities.................................     1       2        2
     Mortgage loans....................................    38      31       14
     Policy loans......................................   105     109      110
     Real estate and real estate joint ventures........     9       8        7
     Other limited partnership interests...............    14      17        5
     Cash, cash equivalents and short-term investments.     1      (1)       3
     Other.............................................    --      (1)      (5)
                                                         -----   -----   -----
      Subtotal.........................................   509     518      531
     Less: Investment expenses.........................    18      16       20
                                                         -----   -----   -----
        Net investment income.......................... $ 491   $ 502    $ 511
                                                         =====   =====   =====

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses included in the table above.

 SECURITIES LENDING

  As described more fully in Note 1, the Company participates in a securities lending program whereby blocks of securities are loaned to third parties. These transactions are treated as financing arrangements and the associated cash collateral received is recorded as a liability. The Company is obligated to return the cash collateral received to its counterparties.

  Elements of the securities lending program are presented below at:

                                                               DECEMBER 31,
                                                             --------------
                                                             2011    2010
                                                             ----    ----
                                                             (IN MILLIONS)
         Securities on loan: (1)
          Amortized cost.................................... $659    $488
          Estimated fair value.............................. $740    $521
         Cash collateral on deposit from counterparties (2). $751    $541
         Security collateral on deposit from counterparties. $  7    $ --
         Reinvestment portfolio -- estimated fair value..... $726    $515

--------
(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

  Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 INVESTED ASSETS ON DEPOSIT

  The invested assets on deposit with regulatory agencies with an estimated fair value of $888 million and $1.3 billion at December 31, 2011 and 2010, respectively, consisted primarily of cash and cash equivalents, short-term investments, fixed maturity securities and equity securities.

 MORTGAGE LOANS

  Mortgage loans are summarized as follows at:

                                                  DECEMBER 31,
                                    ----------------------------------------
                                            2011                 2010
                                    -------------------  -------------------
                                      CARRYING    % OF     CARRYING    % OF
                                        VALUE     TOTAL      VALUE     TOTAL
                                    ------------- -----  ------------- -----
                                    (IN MILLIONS)        (IN MILLIONS)
  Mortgage loans:
   Commercial......................     $579       95.3%     $533       94.8%
   Agricultural....................       33        5.4        35        6.2
                                        ----      -----      ----      -----
     Subtotal......................      612      100.7       568      101.0
   Valuation allowances............       (4)      (0.7)       (6)      (1.0)
                                        ----      -----      ----      -----
       Total mortgage loans, net...     $608      100.0%     $562      100.0%
                                        ====      =====      ====      =====

  See "-- Related Party Investment Transactions" for discussion of affiliated loans included in the table above.

  The following tables present the recorded investment in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, at:

                                                   COMMERCIAL AGRICULTURAL TOTAL
                                                   ---------- ------------ -----
                                                           (IN MILLIONS)
DECEMBER 31, 2011:
Mortgage loans:
 Evaluated individually for credit losses.........    $ --        $ 5      $  5
 Evaluated collectively for credit losses.........     579         28       607
                                                      ----        ---      ----
   Total mortgage loans...........................     579         33       612
                                                      ----        ---      ----
Valuation allowances:
 Specific credit losses...........................      --         --        --
 Non-specifically identified credit losses........       4         --         4
                                                      ----        ---      ----
   Total valuation allowances.....................       4         --         4
                                                      ----        ---      ----
     Mortgage loans, net of valuation allowance...    $575        $33      $608
                                                      ====        ===      ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                   COMMERCIAL AGRICULTURAL TOTAL
                                                   ---------- ------------ -----
                                                           (IN MILLIONS)

DECEMBER 31, 2010:
Mortgage loans:
 Evaluated individually for credit losses.........    $ --        $ --     $ --
 Evaluated collectively for credit losses.........     533          35      568
                                                      ----        ----     ----
   Total mortgage loans...........................     533          35      568
                                                      ----        ----     ----
Valuation allowances:
 Specific credit losses...........................      --          --       --
 Non-specifically identified credit losses........       6          --        6
                                                      ----        ----     ----
   Total valuation allowances.....................       6          --        6
                                                      ----        ----     ----
     Mortgage loans, net of valuation allowance...    $527        $ 35     $562
                                                      ====        ====     ====

  The following tables present the changes in the valuation allowance, by portfolio segment:

                                          MORTGAGE LOAN VALUATION ALLOWANCES
                                        -----------------------------------
                                        COMMERCIAL    AGRICULTURAL   TOTAL
                                        ----------    ------------   -----
                                                (IN MILLIONS)
          Balance at January 1, 2009...    $ --           $ --       $ --
          Provision (release)..........       3             --          3
                                           ----           ----       ----
          Balance at December 31, 2009.       3             --          3
          Provision (release)..........       3             --          3
                                           ----           ----       ----
          Balance at December 31, 2010.       6             --          6
          Provision (release)..........      (2)            --         (2)
                                           ----           ----       ----
          Balance at December 31, 2011.    $  4           $ --       $  4
                                           ====           ====       ====

  Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value. See Note 1 for a discussion of all credit quality indicators presented herein. Presented below for the commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                 COMMERCIAL
                       --------------------------------------------------------------
                                  RECORDED INVESTMENT
                       -----------------------------------------
                       DEBT SERVICE COVERAGE RATIOS
                       -----------------------------       % OF     ESTIMATED   % OF
                       > 1.20X 1.00X - 1.20X < 1.00X TOTAL TOTAL   FAIR VALUE   TOTAL
                       ------- ------------- ------- ----- -----  ------------- -----
                                   (IN MILLIONS)                  (IN MILLIONS)
DECEMBER 31, 2011:
Loan-to-value ratios:
Less than 65%.........  $514       $ --       $ --   $514   88.8%     $572       90.0%
65% to 75%............    48         --         --     48    8.3        51        8.0
76% to 80%............    --         --         --     --     --        --         --
Greater than 80%......    --         --         17     17    2.9        13        2.0
                        ----       ----       ----   ----  -----      ----      -----
 Total................  $562       $ --       $ 17   $579  100.0%     $636      100.0%
                        ====       ====       ====   ====  =====      ====      =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                 COMMERCIAL
                       --------------------------------------------------------------
                                  RECORDED INVESTMENT
                       -----------------------------------------
                       DEBT SERVICE COVERAGE RATIOS
                       -----------------------------       % OF     ESTIMATED   % OF
                       > 1.20X 1.00X - 1.20X < 1.00X TOTAL TOTAL   FAIR VALUE   TOTAL
                       ------- ------------- ------- ----- -----  ------------- -----
                                   (IN MILLIONS)                  (IN MILLIONS)
DECEMBER 31, 2010:
Loan-to-value ratios:
Less than 65%.........  $394       $ --        $ 1   $395   74.1%     $432       75.2%
65% to 75%............    66          9         --     75   14.1        81       14.1
76% to 80%............     9         --         --      9    1.7         9        1.6
Greater than 80%......     1         36         17     54   10.1        52        9.1
                        ----       ----        ---   ----  -----      ----      -----
 Total................  $470       $ 45        $18   $533  100.0%     $574      100.0%
                        ====       ====        ===   ====  =====      ====      =====

  Agricultural Mortgage Loans -- by Credit Quality Indicator. The recorded investment in agricultural mortgage loans, prior to valuation allowances, by credit quality indicator, is as shown below.

                                                           AGRICULTURAL
                                             ----------------------------------------
                                                           DECEMBER 31,
                                             ----------------------------------------
                                                     2011                 2010
                                             -------------------  -------------------
                                               RECORDED    % OF     RECORDED    % OF
                                              INVESTMENT   TOTAL   INVESTMENT   TOTAL
                                             ------------- -----  ------------- -----
                                             (IN MILLIONS)        (IN MILLIONS)
Loan-to-value ratios:
Less than 65%...............................      $28       84.8%      $29       82.9%
65% to 75%..................................       --         --         6       17.1
Greater than 80%............................        5       15.2        --         --
                                                  ---      -----       ---      -----
  Total.....................................      $33      100.0%      $35      100.0%
                                                  ===      =====       ===      =====

  Past Due and Interest Accrual Status of Mortgage Loans. The Company has a high quality, well performing, mortgage loan portfolio, with approximately 99% and 100% of all mortgage loans classified as performing at December 31, 2011 and 2010, respectively. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due, as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more. The Company had no loans past due and one agricultural mortgage loan in non-accrual status with a recorded investment of $5 million at December 31, 2011. The Company had no loans past due and no loans in non-accrual status at December 31, 2010.

  Impaired Mortgage Loans. The Company had one impaired agricultural mortgage loan with an unpaid principal balance, recorded investment and carrying value, including those modified in a troubled debt restructuring, of $5 million at December 31, 2011. For the year ended December 31, 2011, the average investment on impaired agricultural loans was $3 million. The Company had no impaired mortgage loans at December 31, 2010. For the year ended December 31, 2011, interest income on impaired mortgage loans recognized on a cash basis was less than $1 million. The Company did not recognize any interest income on impaired mortgage loans during the years ended December 31, 2010 and 2009.

  Mortgage Loans Modified in a Troubled Debt Restructuring. See Note 1 for a discussion of loan modifications that are classified as troubled debt restructuring and the types of concessions typically granted. At December 31, 2011, the Company had one agricultural mortgage loan modified during the period in a troubled debt restructuring with a pre-modification carrying value of $6 million and a post-modification carrying value of $5 million.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  During the previous 12 months, the Company had no mortgage loans modified in a troubled debt restructuring with a subsequent payment default at December 31, 2011. Payment default is determined in the same manner as delinquency status -- when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more.

 REAL ESTATE AND REAL ESTATE JOINT VENTURES

  Real estate investments by type consisted of the following:

                                                                 DECEMBER 31,
                                                   ----------------------------------------
                                                           2011                 2010
                                                   -------------------  -------------------
                                                     CARRYING    % OF     CARRYING    % OF
                                                       VALUE     TOTAL      VALUE     TOTAL
                                                   ------------- -----  ------------- -----
                                                   (IN MILLIONS)        (IN MILLIONS)
Traditional.......................................      $51       96.2%      $52       96.3%
Real estate joint ventures and funds..............        2        3.8         2        3.7
                                                        ---      -----       ---      -----
 Total real estate and real estate joint ventures.      $53      100.0%      $54      100.0%
                                                        ===      =====       ===      =====

  The Company classifies within traditional real estate its investment in income-producing real estate, which is comprised of wholly-owned real estate. The Company classifies within real estate joint ventures and funds, its investments in joint ventures with interests in multi-property projects with varying strategies ranging from the development of properties to the operation of income-producing properties, as well as its investments in real estate private equity funds. From time to time, the Company transfers investments from these joint ventures to traditional real estate, if the Company retains an interest in the joint venture after a completed property commences operations and the Company intends to retain an interest in the property.

  The wholly-owned real estate within traditional real estate is net of accumulated depreciation of $21 million at both December 31, 2011 and 2010, respectively. Related depreciation expense on traditional wholly-owned real estate was $2 million for each of the years ended December 31, 2011, 2010 and 2009.

  All of the real estate holdings were held-for-investment and income producing at both December 31, 2011 and 2010. There were no impairments of real estate and real estate joint ventures for each of the years ended December 31, 2011, 2010 and 2009.

 OTHER LIMITED PARTNERSHIP INTERESTS

  The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $196 million and $156 million at December 31, 2011 and 2010, respectively. Included within other limited partnership interests were $50 million and $46 million at December 31, 2011 and 2010, respectively, of investments in hedge funds. There were no impairments of other limited partnership interests for each of the years ended December 31, 2011, 2010 and 2009.

 COLLECTIVELY SIGNIFICANT EQUITY METHOD INVESTMENTS

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures, tax credit partnerships and other funds. The portion of these investments accounted for under the equity method had a carrying value of $203 million as of December 31, 2011. The Company's maximum exposure to loss related to

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $122 million as of December 31, 2011. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As further described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. As of December 31, 2011, aggregate net investment income from these equity method real estate joint ventures, real estate funds and other limited partnership interests exceeded 10% of the Company's consolidated pre-tax income (loss). Accordingly, the Company is providing the following aggregated summarized financial data for such equity method investments. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  As of, and for the year ended December 31, 2011, the aggregated summarized financial data presented below reflects the latest available financial information. Aggregate total assets of these entities totaled $100.3 billion and $63.0 billion as of December 31, 2011 and 2010, respectively. Aggregate total liabilities of these entities totaled $6.4 billion and $8.7 billion as of December 31, 2011 and 2010, respectively. Aggregate net income (loss) of these entities totaled $3.3 billion, $7.3 billion and $7.0 billion for the years ended December 31, 2011, 2010 and 2009, respectively. Aggregate net income
(loss) from real estate joint ventures, real estate funds and other limited partnership interests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

 OTHER INVESTED ASSETS

  The following table presents the carrying value of the Company's other invested assets by type at:

                                                                            DECEMBER 31,
                                                              ----------------------------------------
                                                                      2011                 2010
                                                              -------------------  -------------------
                                                                CARRYING    % OF     CARRYING    % OF
                                                                  VALUE     TOTAL      VALUE     TOTAL
                                                              ------------- -----  ------------- -----
                                                              (IN MILLIONS)        (IN MILLIONS)
Freestanding derivatives with positive estimated fair values.     $ 83       60.1%      $53       89.8%
Loans to affiliates..........................................       50       36.2        --         --
Tax credit partnerships......................................        5        3.7         6       10.2
                                                                  ----      -----       ---      -----
 Total.......................................................     $138      100.0%      $59      100.0%
                                                                  ====      =====       ===      =====

  See Note 3 for information regarding the freestanding derivatives with positive estimated fair values. Loans to affiliates, some of which are regulated, are used by the affiliates to assist in meeting their capital requirements. See "-- Related Party Investment Transactions" for information regarding loans to affiliates. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits, and are accounted for under the equity method or under the effective yield method.

 CASH EQUIVALENTS

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $54 million and $216 million at December 31, 2011 and 2010, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 VARIABLE INTEREST ENTITIES

  The Company holds investments in certain entities that are VIEs. The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                             DECEMBER 31,
                                               -----------------------------------------
                                                       2011                 2010
                                               -------------------- --------------------
                                                          MAXIMUM              MAXIMUM
                                               CARRYING  EXPOSURE   CARRYING  EXPOSURE
                                                AMOUNT  TO LOSS (1)  AMOUNT  TO LOSS (1)
                                               -------- ----------- -------- -----------
                                                             (IN MILLIONS)
Fixed maturity securities available-for-sale:
 RMBS (2).....................................  $  845    $  845     $  711    $  711
 CMBS (2).....................................     621       621        636       636
 ABS (2)......................................     281       281        172       172
 Foreign corporate securities.................      26        26         20        20
 U.S. corporate securities....................      25        25         26        26
Other limited partnership interests...........     151       235        127       246
Other invested assets.........................       1        --          4        15
                                                ------    ------     ------    ------
   Total......................................  $1,950    $2,033     $1,696    $1,826
                                                ======    ======     ======    ======

--------

(1)The maximum exposure to loss relating to the fixed maturity securities is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $1 million for both years ended December 31, 2011 and 2010.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

  As described in Note 10, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2011, 2010 and 2009.

 RELATED PARTY INVESTMENT TRANSACTIONS

  In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                                     -------------------------
                                                                     2011     2010     2009
                                                                     ----     ----     ----
                                                                          (IN MILLIONS)
Estimated fair value of invested assets transferred to affiliates... $ --     $ --     $13
Amortized cost of invested assets transferred to affiliates......... $ --     $ --     $16
Net investment gains (losses) recognized on transfers............... $ --     $ --     $(3)
Estimated fair value of invested assets transferred from affiliates. $ --     $ --     $25

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  During 2009, the Company loaned $80 million to a wholly-owned real estate subsidiary of an affiliate, MLIC, which is included in mortgage loans. The carrying value of this loan was $78 million and $79 million at December 31, 2011 and 2010, respectively. The loan bears interest at 7.26% and is due in quarterly principal and interest payments of $1.6 million through January 2020. The loan is secured by an interest in the real estate subsidiary, which owns operating real estate with a fair value in excess of the loan balance. Net investment income from this investment was $6 million for both years ended December 31, 2011 and 2010, and less than $1 million for the year ended December 31, 2009.

  During 2011, The Company issued loans totaling $50 million to Exeter Reassurance Company Ltd. ("Exeter"), an affiliate. These loans were outstanding at December 31, 2011, and are included in other invested assets. The loan of $50 million is due on July 15, 2021 and bears interest, payable semi-annually at 5.64%. Both the principal and interest payments have been guaranteed by MetLife. Net investment income from these loans was $1 million for the year ended December 31, 2011.

  The Company receives investment administrative services from certain affiliates. These investment expenses were $10 million, $9 million and $7 million for the years ended December 31, 2011, 2010 and 2009, respectively. The Company also had additional affiliated net investment income of less than $1 million, ($1) million and $3 million for the years ended December 31, 2011, 2010 and 2009, respectively.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

 ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

  See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

  See Note 4 for information about the fair value hierarchy for derivatives.

 PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                  DECEMBER 31,
                                           -----------------------------------------------------------
                                                       2011                          2010
                                           ----------------------------- -----------------------------
                                                         ESTIMATED                     ESTIMATED
                                                       FAIR VALUE (1)                FAIR VALUE (1)
PRIMARY UNDERLYING                         NOTIONAL -------------------- NOTIONAL --------------------
RISK EXPOSURE          INSTRUMENT TYPE      AMOUNT   ASSETS  LIABILITIES  AMOUNT   ASSETS  LIABILITIES
------------------  ---------------------- -------- ------- ------------ -------- ------- ------------
                                                                  (IN MILLIONS)
Interest rate       Interest rate swaps...  $  478    $76       $ --      $  219    $51       $ 4
                    Interest rate futures.      15     --         --          --     --        --
Foreign currency    Foreign currency
                    swaps.................      37      1          2          36     --         5
                    Foreign currency
                      forwards............     951      3         --         831     --         8
Credit              Credit default swaps..     386      3          5         283      2         3
Equity market       Equity options........       5     --         --          --     --        --
                                            ------    ---       ----      ------    ---       ---
                    Total.................  $1,872    $83       $  7      $1,369    $53       $20
                                            ======    ===       ====      ======    ===       ===

--------
(1)The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2011:

                                                     REMAINING LIFE
                           ------------------------------------------------------------------
                                       AFTER ONE YEAR AFTER FIVE YEARS
                           ONE YEAR OR  THROUGH FIVE    THROUGH TEN
                              LESS         YEARS           YEARS       AFTER TEN YEARS TOTAL
                           ----------- -------------- ---------------- --------------- ------
                                                     (IN MILLIONS)
Interest rate swaps.......   $   22         $258            $ 65            $133       $  478
Interest rate futures.....       15           --              --              --           15
Foreign currency swaps....       --           16              21              --           37
Foreign currency forwards.      951           --              --              --          951
Credit default swaps......       21          349              16              --          386
Equity options............        5           --              --              --            5
                             ------         ----            ----            ----       ------
 Total....................   $1,014         $623            $102            $133       $1,872
                             ======         ====            ====            ====       ======

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value and non-qualifying hedging relationships.

  In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

  Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

  In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

  Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities.

  Equity index options are used by the Company to hedge certain invested assets against adverse changes in equity indices. In an equity index option transaction, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

 HEDGING

  The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                      DECEMBER 31,
                                               -----------------------------------------------------------
                                                           2011                          2010
                                               ----------------------------- -----------------------------
                                                             ESTIMATED                     ESTIMATED
                                                             FAIR VALUE                    FAIR VALUE
                                               NOTIONAL -------------------- NOTIONAL --------------------
DERIVATIVES DESIGNATED AS HEDGING INSTRUMENTS   AMOUNT   ASSETS  LIABILITIES  AMOUNT   ASSETS  LIABILITIES
---------------------------------------------  -------- ------- ------------ -------- ------- ------------
                                                                      (IN MILLIONS)
         Fair Value Hedges:
          Interest rate swaps.................   $ 8     $ --       $ --       $ --    $ --       $ --
         Cash Flow Hedges:
          Foreign currency swaps..............   $ 4     $ --       $ --       $  4    $ --       $ --
                                                 ---     ----       ----       ----    ----       ----
           Total Qualifying Hedges............   $12     $ --       $ --       $  4    $ --       $ --
                                                 ===     ====       ====       ====    ====       ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                DECEMBER 31,
                                         -----------------------------------------------------------
                                                     2011                          2010
                                         ----------------------------- -----------------------------
                                                       ESTIMATED                     ESTIMATED
                                                       FAIR VALUE                    FAIR VALUE
DERIVATIVES NOT DESIGNATED OR NOT        NOTIONAL -------------------- NOTIONAL --------------------
QUALIFYING AS HEDGING INSTRUMENTS         AMOUNT   ASSETS  LIABILITIES  AMOUNT   ASSETS  LIABILITIES
---------------------------------------- -------- ------- ------------ -------- ------- ------------
                                                                (IN MILLIONS)
Interest rate swaps.....................  $  470    $76       $ --      $  219    $51       $ 4
Interest rate futures...................      15     --         --          --     --        --
Foreign currency swaps..................      33      1          2          32     --         5
Foreign currency forwards...............     951      3         --         831     --         8
Credit default swaps....................     386      3          5         283      2         3
Equity options..........................       5     --         --          --     --        --
                                          ------    ---       ----      ------    ---       ---
 Total non-designated or non-qualifying
   derivatives..........................  $1,860    $83       $  7      $1,365    $53       $20
                                          ======    ===       ====      ======    ===       ===

 NET DERIVATIVE GAINS (LOSSES)

  The components of net derivative gains (losses) were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            -----------------------
                                                                             2011    2010    2009
                                                                            -----   -----   -----
                                                                                 (IN MILLIONS)
Derivatives and hedging gains (losses) (1)................................. $ 57    $(31)   $(154)
Embedded derivatives.......................................................  (17)    (31)     (35)
                                                                            ----    ----     -----
  Total net derivative gains (losses)...................................... $ 40    $(62)   $(189)
                                                                            ====    ====     =====

--------
(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

  The Company recognized insignificant net investment income from settlement payments related to qualifying hedges for the years ended December 31, 2011, 2010 and 2009.

  The Company recognized net derivative gains (losses) from settlement payments related to non-qualifying hedges of $13 million, $11 million, and $11 million for the years ended December 31, 2011, 2010 and 2009, respectively.

 FAIR VALUE HEDGES

  The Company utilizes interest rate swaps to convert fixed rate investments to floating rate investments. The Company designates and accounts for these interest rate swaps as fair value hedges when they have met the requirements of fair value hedging.

  The Company recognized insignificant amounts in net derivative gains (losses) representing the ineffective portion of all fair value hedges for the year ended December 31, 2011. Changes in the fair value of the derivatives and the hedged items were insignificant for the year ended December 31, 2011. The Company did not have any fair value hedges during the years ended December 31, 2010 and 2009.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 CASH FLOW HEDGES

  The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments, as cash flow hedges, when they have met the requirements of cash flow hedging.

  For the years ended December 31, 2011, 2010 and 2009, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date, within two months of that date, or were no longer probable of occurring. For the years ended December 31, 2011, 2010 and 2009, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2011, 2010 and 2009.

  For the years ended December 31, 2011, 2010, 2009, the beginning and ending balance of the effective portion of the gains (losses) deferred in accumulated other comprehensive income (loss), on foreign currency swaps designated and qualifying as cash flow hedges was ($1) million. For the years ended
December 31, 2011, 2010 and 2009, there were insignificant gains (losses) deferred in accumulated other comprehensive income (loss) related to foreign currency swaps. For the years ended December 31, 2011, 2010 and 2009, there were insignificant amounts reclassified to net derivative gains (losses) and net investment income related to foreign currency swaps.

  At December 31, 2011, insignificant amounts of deferred net gains (losses) on derivatives in accumulated other comprehensive income (loss) were expected to be reclassified to earnings within the next 12 months.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

 NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

  The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps and interest rate futures to economically hedge its exposure to interest rates;
(ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) credit default swaps to synthetically create investments; and (v) equity options to economically hedge certain invested assets against adverse changes in equity indices.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                                       NET
                                                                   DERIVATIVE
                                                                  GAINS (LOSSES)
                                                                 ---------------
                                                                  (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Interest rate swaps.............................................      $  29
Interest rate futures...........................................         (4)
Foreign currency swaps..........................................          1
Foreign currency forwards.......................................         16
Credit default swaps............................................          1
                                                                      -----
  Total.........................................................      $  43
                                                                      =====
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps.............................................      $   5
Interest rate futures...........................................         (2)
Foreign currency swaps..........................................         (2)
Foreign currency forwards.......................................        (45)
Credit default swaps............................................          2
                                                                      -----
  Total.........................................................      $ (42)
                                                                      =====
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps.............................................      $ (39)
Interest rate futures...........................................        (10)
Foreign currency swaps..........................................         (7)
Foreign currency forwards.......................................       (103)
Credit default swaps............................................         (6)
                                                                      -----
  Total.........................................................      $(165)
                                                                      =====

 CREDIT DERIVATIVES

  In connection with synthetically created investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $292 million and $179 million at December 31, 2011 and 2010, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2011, the Company would have paid $3 million to terminate all of these contracts, and at December 31, 2010, the Company would have received $1 million to terminate all of these contracts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                   DECEMBER 31,
                                   -----------------------------------------------------------------------------
                                                    2011                                   2010
                                   -------------------------------------- --------------------------------------
                                                 MAXIMUM                                MAXIMUM
                                   ESTIMATED      AMOUNT                  ESTIMATED      AMOUNT
                                   FAIR VALUE   OF FUTURE      WEIGHTED   FAIR VALUE   OF FUTURE      WEIGHTED
                                   OF CREDIT  PAYMENTS UNDER   AVERAGE    OF CREDIT  PAYMENTS UNDER   AVERAGE
RATING AGENCY DESIGNATION OF        DEFAULT   CREDIT DEFAULT   YEARS TO    DEFAULT   CREDIT DEFAULT   YEARS TO
REFERENCED CREDIT OBLIGATIONS (1)    SWAPS      SWAPS (2)    MATURITY (3)   SWAPS      SWAPS (2)    MATURITY (3)
---------------------------------  ---------- -------------- ------------ ---------- -------------- ------------
                                         (IN MILLIONS)                          (IN MILLIONS)
   Aaa/Aa/A
   Single name credit default
     swaps (corporate)............    $ --         $  7          2.0         $ --         $  7          3.0
   Credit default swaps
     referencing indices..........      --           10          1.0           --           17          2.0
                                      ----         ----                      ----         ----
    Subtotal......................      --           17          1.4           --           24          2.3
                                      ----         ----                      ----         ----
   Baa
   Single name credit default
     swaps (corporate)............    $ (1)        $ 45          4.6         $ --         $ --           --
   Credit default swaps
     referencing indices..........      (2)         230          4.6            1          155          5.0
                                      ----         ----                      ----         ----
    Subtotal......................      (3)         275          4.6            1          155          5.0
                                      ----         ----                      ----         ----
      Total.......................    $ (3)        $292          4.4         $  1         $179          4.7
                                      ====         ====                      ====         ====

--------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service, S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

 CREDIT RISK ON FREESTANDING DERIVATIVES

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

  The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 4 for a description of the impact of credit risk on the valuation of derivative instruments.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  The Company enters into various collateral arrangements which require both the pledging and accepting of collateral in connection with its OTC derivative instruments. At December 31, 2011 and 2010, the Company was obligated to return cash collateral under its control of $64 million and $33 million, respectively. This cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets.

  The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

  The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                      ESTIMATED FAIR VALUE OF      FAIR VALUE OF INCREMENTAL
                                       COLLATERAL PROVIDED:        COLLATERAL PROVIDED UPON:
                                      ----------------------- ------------------------------------
                                                                             DOWNGRADE IN THE
                                                              ONE NOTCH  COMPANY'S CREDIT RATING
                                                              DOWNGRADE  TO A LEVEL THAT TRIGGERS
                       ESTIMATED                               IN THE         FULL OVERNIGHT
                   FAIR VALUE (1) OF                          COMPANY'S    COLLATERALIZATION OR
                   DERIVATIVES IN NET     FIXED MATURITY       CREDIT          TERMINATION
                   LIABILITY POSITION     SECURITIES (2)       RATING   OF THE DERIVATIVE POSITION
                   ------------------ ----------------------- --------- --------------------------
                                                    (IN MILLIONS)
DECEMBER 31, 2011.        $ 2                  $ --             $ --               $ 1
DECEMBER 31, 2010.        $14                  $ --             $ --               $14

--------
(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2011 and 2010, the Company did not provide any cash collateral.

  Without considering the effect of netting agreements, the estimated fair value of the Company's OTC derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2011 was $4 million. At December 31, 2011, the Company did not provide any securities collateral in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and (ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2011 would be $4 million. This amount does not consider gross derivative assets of $2 million for which the Company has the contractual right of offset.

  The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2011 and 2010, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2011, the Company provided insignificant amounts of cash collateral for exchange-traded futures which is included in premiums, reinsurance and other receivables. At December 31, 2010, the Company did not provide any cash collateral for exchange-traded futures.

EMBEDDED DERIVATIVES

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts are funds withheld on ceded reinsurance.

  The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                 DECEMBER 31,
                                                                 ------------
                                                                 2011    2010
                                                                 ----    ----
                                                                 (IN MILLIONS)
      Net embedded derivatives within liability host contracts:
       Funds withheld on ceded reinsurance...................... $83     $66

  The following table presents changes in estimated fair value related to embedded derivatives:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                         2011     2010    2009
                                                       ------   ------  ------
                                                            (IN MILLIONS)
    Net derivative gains (losses).....................  $(17)    $(31)   $(35)

4. FAIR VALUE

  Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

 RECURRING FAIR VALUE MEASUREMENTS

  The assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                      DECEMBER 31, 2011
                                                -------------------------------------------------------------
                                                 FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                -------------------------------------------------
                                                 QUOTED PRICES IN
                                                ACTIVE MARKETS FOR                   SIGNIFICANT     TOTAL
                                                 IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE   ESTIMATED
                                                 AND LIABILITIES   OBSERVABLE INPUTS    INPUTS       FAIR
                                                    (LEVEL 1)          (LEVEL 2)      (LEVEL 3)      VALUE
                                                ------------------ ----------------- ------------ -----------
                                                                        (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 U.S. corporate securities.....................    $         --      $      2,553     $     122   $    2,675
 Foreign government securities.................              --             1,041           150        1,191
 Foreign corporate securities..................              --             1,039            52        1,091
 U.S. Treasury and agency securities...........             580               305            --          885
 RMBS..........................................              --               818            27          845
 CMBS..........................................              --               586            35          621
 ABS...........................................              --               246            35          281
 State and political subdivision securities....              --                80            --           80
                                                   ------------      ------------     ---------   ----------
   Total fixed maturity securities.............             580             6,668           421        7,669
                                                   ------------      ------------     ---------   ----------
Equity securities:
 Common stock..................................               1                --            32           33
 Non-redeemable preferred stock................              --                --            --           --
                                                   ------------      ------------     ---------   ----------
   Total equity securities.....................               1                --            32           33
                                                   ------------      ------------     ---------   ----------
Short-term investments.........................              59               195            --          254
Derivative assets: (1)
 Interest rate contracts.......................              --                76            --           76
 Foreign currency contracts....................              --                 4            --            4
 Credit contracts..............................              --                 3            --            3
                                                   ------------      ------------     ---------   ----------
   Total derivative assets.....................              --                83            --           83
                                                   ------------      ------------     ---------   ----------
Separate account assets (2)....................              48               925             1          974
                                                   ------------      ------------     ---------   ----------
   Total assets................................    $        688      $      7,871     $     454   $    9,013
                                                   ============      ============     =========   ==========
LIABILITIES:
Derivative liabilities: (1)
 Interest rate contracts.......................    $         --      $         --     $      --   $       --
 Foreign currency contracts....................              --                 2            --            2
 Credit contracts..............................              --                 5            --            5
                                                   ------------      ------------     ---------   ----------
   Total derivative liabilities................              --                 7            --            7
                                                   ------------      ------------     ---------   ----------
Net embedded derivatives within liability host
  contracts (3)................................              --                --            83           83
                                                   ------------      ------------     ---------   ----------
   Total liabilities...........................    $         --      $          7     $      83   $       90
                                                   ============      ============     =========   ==========

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                                     DECEMBER 31, 2010
                                                ------------------------------------------------------------
                                                 FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                -------------------------------------------------
                                                 QUOTED PRICES IN
                                                ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                                 IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                                 AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                                    (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                ------------------ ----------------- ------------ ----------
                                                                       (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 U.S. corporate securities.....................     $       --        $    2,172       $    161   $    2,333
 Foreign government securities.................             --               914            120        1,034
 Foreign corporate securities..................             --             1,016             70        1,086
 U.S. Treasury and agency securities...........            206               305             --          511
 RMBS..........................................             --               677             34          711
 CMBS..........................................             --               597             39          636
 ABS...........................................             --               145             27          172
 State and political subdivision securities....             --                63             --           63
                                                    ----------        ----------       --------   ----------
   Total fixed maturity securities.............            206             5,889            451        6,546
                                                    ----------        ----------       --------   ----------
Equity securities:
 Common stock..................................            162                --             11          173
 Non-redeemable preferred stock................             --                --              5            5
                                                    ----------        ----------       --------   ----------
   Total equity securities.....................            162                --             16          178
                                                    ----------        ----------       --------   ----------
Short-term investments (4).....................             --               167              6          173
Derivative assets: (1)
 Interest rate contracts.......................             --                51             --           51
 Foreign currency contracts....................             --                --             --           --
 Credit contracts..............................             --                 2             --            2
                                                    ----------        ----------       --------   ----------
   Total derivative assets.....................             --                53             --           53
                                                    ----------        ----------       --------   ----------
Separate account assets (2)....................            207             1,205             23        1,435
                                                    ----------        ----------       --------   ----------
   Total assets................................     $      575        $    7,314       $    496   $    8,385
                                                    ==========        ==========       ========   ==========
LIABILITIES:
Derivative liabilities: (1)
 Interest rate contracts.......................     $       --        $        4       $     --   $        4
 Foreign currency contracts....................             --                13             --           13
 Credit contracts..............................             --                 3             --            3
                                                    ----------        ----------       --------   ----------
   Total derivative liabilities................             --                20             --           20
                                                    ----------        ----------       --------   ----------
Net embedded derivatives within liability host
  contracts (3)................................             --                --             66           66
                                                    ----------        ----------       --------   ----------
   Total liabilities...........................     $       --        $       20       $     66   $       86
                                                    ==========        ==========       ========   ==========

--------

(1)  Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant
     Unobservable Inputs (Level 3) tables which follow.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

(2). Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(3). Net embedded derivatives within liability host contracts are presented within other liabilities in the consolidated balance sheets.

(4). Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value
     (e.g., time deposits, etc.), and therefore are excluded from the tables presented above.

  The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  See Note 2 for discussion of certain prior year amounts which have been reclassified to conform with the 2011 presentation.

 Fixed Maturity Securities, Equity Securities and Short-term Investments

  When available, the estimated fair value of the Company's fixed maturity securities, equity securities and short-term investments are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

  When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

  The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

  When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

  The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 Derivatives

  The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

  The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

  The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Most inputs for OTC derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

 Embedded Derivatives Within Liability Host Contracts

  Embedded derivatives are included within funds withheld related to certain ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

  The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Fixed Maturity Securities, Equity Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

 Separate Account Assets

  Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

  A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

  The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

  While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a recurring basis of the same or similar investment are market observable or can be corroborated using market observable information for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect management's own assumptions about what factors market participants would use in pricing these investments.

LEVEL 1 MEASUREMENTS:

 Fixed Maturity Securities, Equity Securities and Short-term Investments

  These securities are comprised of U.S. Treasury and agency securities, exchange traded common stock and short-term money market securities, including U.S. Treasury bills. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

Separate Account Assets

  These assets are comprised of (i) securities that are similar in nature to the fixed maturity securities, equity securities and short-term investments referred to above; and (ii) certain exchange-traded derivatives, including financial futures. Valuation of these assets is based on unadjusted quoted prices in active markets that are readily and regularly available.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

LEVEL 2 MEASUREMENTS:

 Fixed Maturity Securities and Short-term Investments

  This level includes fixed maturity securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 securities described below.

    U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

    Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

    Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

    U.S. Treasury and agency securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

 Derivative Assets and Derivative Liabilities

  This level includes all types of derivative instruments utilized by the Company with the exception of those derivative instruments with unobservable inputs as described in Level 3. These derivatives are principally valued using an income approach.

    Interest rate contracts. Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and London Inter-Bank Offer Rate ("LIBOR") basis curves.

    Foreign currency contracts. Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates, and cross currency basis curves.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

    Credit contracts. Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves, and recovery rates.

 Separate Account Assets

  These assets are comprised of investments that are similar in nature to the fixed maturity securities referred to above. Also included are certain mutual funds and hedge funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

  In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described in Level 2 Measurements. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

 Fixed Maturity Securities, Equity Securities and Short-term Investments

  This level includes fixed maturity securities and equity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. Short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

    U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

    Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities and RMBS supported by sub-prime mortgage loans included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

    Foreign government securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques, however these securities are less liquid and certain of the inputs are based on very limited trading activity.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

    Common and non-redeemable preferred stock. These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques using inputs such as comparable credit rating and issuance structure. Equity securities valuations determined with discounted cash flow methodologies use inputs such as earnings multiples based on comparable public companies, and industry-specific non-earnings based multiples. Certain of these securities are valued based on independent non-binding broker quotations.

 Derivative Assets and Derivative Liabilities

  These derivatives are principally valued using an income approach. Valuations of non-option-based derivatives utilize present value techniques. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

  Credit contracts. Non-option-based -- Significant unobservable inputs may include credit spreads, repurchase rates, and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

 Embedded Derivatives Within Funds Withheld Related to Certain Ceded Reinsurance

  These embedded derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

 Separate Account Assets

  These assets are comprised of investments that are similar in nature to the fixed maturity securities referred to above. Separate account assets within this level also include mortgage loans. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

TRANSFERS BETWEEN LEVELS 1 AND 2:

  During the years ended December 31, 2011 and 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

  Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the years ended December 31, 2011 and 2010 are summarized below.

  Transfers into Level 3 were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade), which have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value.

  During the year ended December 31, 2011, transfers into Level 3 for fixed maturity securities of $9 million were comprised of U.S. corporate securities. During the year ended December 31, 2010, transfers into Level 3 for fixed maturity securities of $61 million were principally comprised of certain
U.S. corporate securities and CMBS.

  Transfers out of Level 3 resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

  During the year ended December 31, 2011, transfers out of Level 3 for fixed maturity securities of $60 million were principally comprised of certain
U.S. corporate securities and ABS. During the year ended December 31, 2010, transfers out of Level 3 for fixed maturity securities of $23 million were principally comprised of certain foreign government, foreign and U.S. corporate securities.

  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective time periods:

                                                         FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                         -----------------------------------------------------------------------
                                                                           FIXED MATURITY SECURITIES:
                                                         -----------------------------------------------------------------------
                                                                                                                     STATE AND
                                                            U.S.       FOREIGN     FOREIGN                           POLITICAL
                                                         CORPORATE    GOVERNMENT  CORPORATE                         SUBDIVISION
                                                         SECURITIES   SECURITIES  SECURITIES  RMBS    CMBS    ABS   SECURITIES
                                                         ----------   ----------  ----------  ----   -----   ----   -----------
                                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,.....................................   $  161       $  120      $  70     $ 34   $  39   $ 27      $  --
Total realized/unrealized gains (losses) included in:
 Earnings: (1), (2)
   Net investment income................................       (1)           6          1       --      --     --         --
   Net investment gains (losses)........................        1           --         --       --      --     --         --
   Net derivative gains (losses)........................       --           --         --       --      --     --         --
 Other comprehensive income (loss)......................        4           26         (5)      (2)      3     --         --
Purchases (3)...........................................        8           --          5       --       5     32         --
Sales (3)...............................................      (26)          (2)       (16)      --     (12)    (6)        --
Issuances (3)...........................................       --           --         --       --      --     --         --
Settlements (3).........................................       --           --         --       --      --     --         --
Transfers into Level 3 (4)..............................        9           --         --       --      --     --         --
Transfers out of Level 3 (4)............................      (34)          --         (3)      (5)     --    (18)        --
                                                           ------       ------      -----     ----   -----   ----      -----
Balance, December 31,...................................   $  122       $  150      $  52     $ 27   $  35   $ 35      $  --
                                                           ======       ======      =====     ====   =====   ====      =====
Changes in unrealized gains (losses) relating to assets
 and liabilities still held at December 31, 2011
 included in earnings:
   Net investment income................................   $   (1)      $    6      $   1     $ --   $  --   $ --      $  --
   Net investment gains (losses)........................   $   --       $   --      $  --     $ --   $  --   $ --      $  --
   Net derivative gains (losses)........................   $   --       $   --      $  --     $ --   $  --   $ --      $  --

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                       FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                       -----------------------------------------------------------------------
                                                                                                NET
                                                         EQUITY SECURITIES:               DERIVATIVES: (5)
                                                       ---------------------              ----------------
                                                                                                                       SEPARATE
                                                                                                               NET     ACCOUNT
                                                       COMMON NON-REDEEMABLE  SHORT-TERM       CREDIT       EMBEDDED    ASSETS
                                                       STOCK  PREFERRED STOCK INVESTMENTS    CONTRACTS     DERIVATIVES   (6)
                                                       ------ --------------- ----------- ---------------- ----------- --------
                                                                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,................................... $  11      $     5       $     6       $    --        $   (66)   $   23
Total realized/unrealized gains (losses) included in:
 Earnings: (1), (2)
   Net investment income..............................    --           --            --            --             --        --
   Net investment gains (losses)......................     4           --            --            --             --        (3)
   Net derivative gains (losses)......................    --           --            --            --            (17)       --
 Other comprehensive income (loss)....................    --            1            --            --             --        --
Purchases (3).........................................    21           --            --            --             --        --
Sales (3).............................................    (4)          (6)           (6)           --             --       (19)
Issuances (3).........................................    --           --            --            --             --        --
Settlements (3).......................................    --           --            --            --             --        --
Transfers into Level 3 (4)............................    --           --            --            --             --        --
Transfers out of Level 3 (4)..........................    --           --            --            --             --        --
                                                       -----      -------       -------       -------        -------    ------
Balance, December 31,................................. $  32      $    --       $    --       $    --        $   (83)   $    1
                                                       =====      =======       =======       =======        =======    ======
Changes in unrealized gains (losses) relating to
 assets and liabilities still held at
 December 31, 2011 included in earnings:
   Net investment income.............................. $  --      $    --       $    --       $    --        $    --    $   --
   Net investment gains (losses)...................... $  --      $    --       $    --       $    --        $    --    $   --
   Net derivative gains (losses)...................... $  --      $    --       $    --       $    --        $   (17)   $   --

                                                  FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                  ----------------------------------------------------------------
                                                                     FIXED MATURITY SECURITIES:
                                                  ----------------------------------------------------------------
                                                                                                               STATE AND
                                                     U.S.           FOREIGN    FOREIGN                         POLITICAL
                                                  CORPORATE        GOVERNMENT CORPORATE                       SUBDIVISION
                                                  SECURITIES       SECURITIES SECURITIES  RMBS   CMBS   ABS   SECURITIES
                                                  ----------       ---------- ---------- -----  -----  -----  -----------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,..............................   $  194          $     58    $  62    $  25  $  15  $  50    $     3
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
   Net investment income.........................       (1)                6        1       --     --     --         --
   Net investment gains (losses).................        2                --       --       (1)    --     (1)        --
   Net derivative gains (losses).................       --                --       --       --     --     --         --
 Other comprehensive income (loss)...............        6                 9        7        7     11      4         --
Purchases, sales, issuances and settlements (3)..      (74)               57        4       (3)    (2)   (26)        --
Transfers into Level 3 (4).......................       37                --        3        6     15     --         --
Transfers out of Level 3 (4).....................       (3)              (10)      (7)      --     --     --         (3)
                                                    ------          --------    -----    -----  -----  -----    -------
Balance, December 31,............................   $  161          $    120    $  70    $  34  $  39  $  27    $    --
                                                    ======          ========    =====    =====  =====  =====    =======
Changes in unrealized gains (losses) relating to
 assets and liabilities still held at
 December 31, 2010 included in earnings:
   Net investment income.........................   $   (1)         $      6    $   1    $  --  $  --  $  --    $    --
   Net investment gains (losses).................   $   (1)         $     --    $  --    $  --  $  --  $  --    $    --
   Net derivative gains (losses).................   $   --          $     --    $  --    $  --  $  --  $  --    $    --

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                        FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                       ------------------------------------------------------------------------
                                                                                                 NET
                                                         EQUITY SECURITIES:                DERIVATIVES: (5)
                                                       -----------------------             ----------------
                                                                                                                        SEPARATE
                                                                                                                NET     ACCOUNT
                                                       COMMON  NON-REDEEMABLE  SHORT-TERM       CREDIT       EMBEDDED    ASSETS
                                                       STOCK   PREFERRED STOCK INVESTMENTS    CONTRACTS     DERIVATIVES   (6)
                                                       ------- --------------- ----------- ---------------- ----------- --------
                                                                                     (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,................................... $     1    $      5      $     --      $       1       $   (35)  $    80
Total realized/unrealized gains (losses) included in:
 Earnings: (1), (2)
   Net investment income..............................      --          --            --             --            --        --
   Net investment gains (losses)......................      --          --            --             --            --         8
   Net derivative gains (losses)......................      --          --            --             --           (31)       --
 Other comprehensive income (loss)....................      --          --            --             --            --        --
Purchases, sales, issuances and settlements (3).......      10          --             6             (1)           --       (65)
Transfers into Level 3 (4)............................      --          --            --             --            --        --
Transfers out of Level 3 (4)..........................      --          --            --             --            --        --
                                                       -------    --------      --------      ---------       -------   -------
Balance, December 31,................................. $    11    $      5      $      6      $      --       $   (66)  $    23
                                                       =======    ========      ========      =========       =======   =======
Changes in unrealized gains (losses) relating to
 assets and liabilities still held at
 December 31, 2010 included in earnings:
   Net investment income.............................. $    --    $     --      $     --      $      --       $    --   $    --
   Net investment gains (losses)...................... $    --    $     --      $     --      $      --       $    --   $    --
   Net derivative gains (losses)...................... $    --    $     --      $     --      $      --       $   (31)  $    (1)

                                                         FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                         ------------------------------------------------------------------------
                                                                                FIXED MATURITY SECURITIES:
                                                         ------------------------------------------------------------------------
                                                                                                                       STATE AND
                                                            U.S.      FOREIGN    FOREIGN                               POLITICAL
                                                         CORPORATE   GOVERNMENT CORPORATE                             SUBDIVISION
                                                         SECURITIES  SECURITIES SECURITIES   RMBS     CMBS     ABS    SECURITIES
                                                         ----------  ---------- ---------- -------  -------  -------  -----------
                                                                                      (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,..................................... $      165  $      95   $    50   $    20  $    14  $    46    $   --
Total realized/unrealized gains (losses) included in:
 Earnings: (1), (2)
   Net investment income................................          3          2        --        --       --       --        --
   Net investment gains (losses)........................        (26)        --        (4)       (2)      --       --        --
   Net derivative gains (losses)........................         --         --        --        --       --       --        --
 Other comprehensive income (loss)......................         37          1        20        11        9       16        --
Purchases, sales, issuances and settlements (3).........        (15)         8        (4)       (4)       2       (7)        3
Transfers into and/or out of Level 3 (4)................         30        (48)       --        --      (10)      (5)       --
                                                         ----------  ---------   -------   -------  -------  -------    ------
Balance, December 31,................................... $      194  $      58   $    62   $    25  $    15  $    50    $    3
                                                         ==========  =========   =======   =======  =======  =======    ======
Changes in unrealized gains (losses) relating to assets
 and liabilities still held at December 31, 2009
 included in earnings:
   Net investment income................................ $        3  $       2   $    --   $    --  $    --  $    --    $   --
   Net investment gains (losses)........................ $      (26) $      --   $    (2)  $    (3) $    --  $    --    $   --
   Net derivative gains (losses)........................ $       --  $      --   $    --   $    --  $    --  $    --    $   --

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                         FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                         ------------------------------------------------------------------
                                                           EQUITY SECURITIES:
                                                         ---------------------
                                                                                                                        SEPARATE
                                                                                                    NET         NET     ACCOUNT
                                                         COMMON     NON-REDEEMABLE  SHORT-TERM  DERIVATIVES  EMBEDDED    ASSETS
                                                         STOCK      PREFERRED STOCK INVESTMENTS     (5)     DERIVATIVES   (6)
                                                         ------     --------------- ----------- ----------- ----------- --------
                                                                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,..................................... $    1         $    5       $      --    $    (1)    $    --   $    95
Total realized/unrealized gains (losses) included in:
 Earnings: (1), (2)
   Net investment income................................     --             --              --         --          --        --
   Net investment gains (losses)........................     --             (1)             --         --          --       (14)
   Net derivative gains (losses)........................     --             --              --          2         (35)       --
 Other comprehensive income (loss)......................     --              2              --         --          --        --
Purchases, sales, issuances and settlements (3).........     --             (1)             --         --          --         3
Transfers into and/or out of Level 3 (4)................     --             --              --         --          --        (4)
                                                         ------         ------       ---------    -------     -------   -------
Balance, December 31,................................... $    1         $    5       $      --    $     1     $   (35)  $    80
                                                         ======         ======       =========    =======     =======   =======
Changes in unrealized gains (losses) relating to assets
 and liabilities still held at December 31, 2009
 included in earnings:
   Net investment income................................ $   --         $   --       $      --    $    --     $    --   $    --
   Net investment gains (losses)........................ $   --         $   --       $      --    $    --     $    --   $    --
   Net derivative gains (losses)........................ $   --         $   --       $      --    $     2     $   (35)  $    --

--------
(1)Amortization of premium/discount is included within net investment income. Impairments charged to earnings on securities are included within net investment gains (losses). Lapses associated with embedded derivatives are included within net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For the year ended December 31, 2011, fees attributed to net embedded derivatives are included within settlements. For the years ended December 31, 2010 and 2009, fees attributed to net embedded derivatives are included within purchases, sales, issuances and settlements.

(4)Total gains and losses (in earnings and other comprehensive income (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and/or out of Level 3 in the same period are excluded from the rollforward.

(5)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(6)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

NON-RECURRING FAIR VALUE MEASUREMENTS

  Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the period and still held at the reporting dates.

                                                              YEARS ENDED DECEMBER 31,
                         --------------------------------------------------------------------------------------------------
                                       2011                             2010                             2009
                         -------------------------------  -------------------------------- --------------------------------
                          CARRYING    ESTIMATED            CARRYING    ESTIMATED            CARRYING    ESTIMATED
                            VALUE       FAIR                 VALUE       FAIR                 VALUE       FAIR
                          PRIOR TO   VALUE AFTER  GAINS    PRIOR TO   VALUE AFTER  GAINS    PRIOR TO   VALUE AFTER  GAINS
                         MEASUREMENT MEASUREMENT (LOSSES) MEASUREMENT MEASUREMENT (LOSSES) MEASUREMENT MEASUREMENT (LOSSES)
                         ----------- ----------- -------- ----------- ----------- -------- ----------- ----------- --------
                                                                   (IN MILLIONS)
Mortgage loans, net (1).     $ 5        $  5       $ --      $ --        $ --       $ --      $ --        $ --       $ --
Goodwill (2)............     $35        $ --       $(35)     $ --        $ --       $ --      $ --        $ --       $ --

--------
(1)Mortgage loans -- The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized. Estimated fair values for impaired mortgage loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, on the estimated fair value of the underlying collateral, or the present value of the expected future cash flows. Impairments to estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

(2)Goodwill -- As discussed in Note 1, the Company recorded an impairment of goodwill. This impairment has been categorized as Level 3 due to the significant unobservable inputs used in the determination of the associated estimated fair value.

 FAIR VALUE OF FINANCIAL INSTRUMENTS

  Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                                DECEMBER 31,
                                                           -------------------------------------------------------
                                                                      2011                        2010
                                                           --------------------------- ---------------------------
                                                                             ESTIMATED                   ESTIMATED
                                                           NOTIONAL CARRYING   FAIR    NOTIONAL CARRYING   FAIR
                                                            AMOUNT   VALUE     VALUE    AMOUNT   VALUE     VALUE
                                                           -------- -------- --------- -------- -------- ---------
                                                                                (IN MILLIONS)
ASSETS:
Mortgage loans, net.......................................           $  608   $  671             $  562   $  610
Policy loans..............................................           $1,797   $2,232             $1,807   $2,074
Short-term investments (1)................................           $   --   $   --             $    2   $    2
Other invested assets (2).................................           $   50   $   55             $   --   $   --
Cash and cash equivalents.................................           $   72   $   72             $  265   $  265
Accrued investment income.................................           $  102   $  102             $   94   $   94
Premiums, reinsurance and other receivables (2)...........           $  249   $  266             $  236   $  248
LIABILITIES:
PABs (2)..................................................           $1,547   $1,661             $1,075   $1,148
Payables for collateral under securities loaned and other
 transactions.............................................           $  815   $  815             $  574   $  574
Long-term debt............................................           $  102   $  140             $  102   $  124
Other liabilities (2).....................................           $    4   $    4             $    4   $    4
Separate account liabilities (2)..........................           $   61   $   61             $   86   $   86
COMMITMENTS: (3)
Mortgage loan commitments.................................    $6     $   --   $   --     $ --    $   --   $   --
Commitments to fund private corporate bond
 investments..............................................    $7     $   --   $   --     $  7    $   --   $   --

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

--------
(1)Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheets because this table does not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

(2)Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

(3)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

  The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, equity securities, derivative assets and liabilities, net embedded derivatives within liability host contracts and separate account assets. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are excluded from the table above. The estimated fair value for these financial instruments approximates carrying value.

 Mortgage Loans

  The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

 Policy Loans

  For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Short-term Investments

  Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 Other Invested Assets

  Other invested assets within the preceding table is comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

 Cash and Cash Equivalents

  Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

Accrued Investment Income

  Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

 Premiums, Reinsurance and Other Receivables

  Premiums, reinsurance and other receivables in the preceding table are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions and amounts receivable for securities sold but not yet settled.

  Premiums receivable and those amounts recoverable under reinsurance agreements determined to transfer significant risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been included in the preceding table. The estimated fair value is determined as the present value of expected future cash flows, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

 PABs

  PABs in the table above include investment contracts. The difference between the amounts reflected as PABs in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

  The investment contracts primarily include certain funding agreements, fixed deferred annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 Payables for Collateral Under Securities Loaned and Other Transactions

  The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in nonperformance risk are necessary.

 Long-term Debt

  The estimated fair value of long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights, contractual interest rates in relation to current market rates, the structuring of the arrangement, and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

 Other Liabilities

  Other liabilities included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest payable. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

 Separate Account Liabilities

  Separate account liabilities included in the preceding table represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

  Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

  Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

 Mortgage Loan Commitments and Commitments to Fund Private Corporate Bond Investments

  The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund private corporate bonds that will be held for investment reflected in the above table represents the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

  Information regarding DAC and VOBA was as follows:

                                                              DAC   VOBA  TOTAL
                                                             ----  ----- ------
                                                               (IN MILLIONS)
Balance at January 1, 2009.................................. $106  $173   $279
Capitalizations.............................................    6    --      6
                                                             ----  ----   ----
  Subtotal..................................................  112   173    285
                                                             ----  ----   ----
Amortization related to:
  Net investment gains (losses).............................    3     1      4
  Other expenses............................................  (21)  (13)   (34)
                                                             ----  ----   ----
   Total amortization.......................................  (18)  (12)   (30)
                                                             ----  ----   ----
Unrealized investment gains (losses)........................   (1)  (62)   (63)
                                                             ----  ----   ----
Balance at December 31, 2009................................   93    99    192
Capitalizations.............................................    5    --      5
                                                             ----  ----   ----
  Subtotal..................................................   98    99    197
                                                             ----  ----   ----
Amortization related to:
  Net investment gains (losses).............................    1    --      1
  Other expenses............................................  (13)  (12)   (25)
                                                             ----  ----   ----
   Total amortization.......................................  (12)  (12)   (24)
                                                             ----  ----   ----
Unrealized investment gains (losses)........................    3    (7)    (4)
                                                             ----  ----   ----
Balance at December 31, 2010................................   89    80    169
Capitalizations.............................................   58    --     58
                                                             ----  ----   ----
  Subtotal..................................................  147    80    227
                                                             ----  ----   ----
Amortization related to:
  Net investment gains (losses).............................   (1)   --     (1)
  Other expenses............................................  (11)  (10)   (21)
                                                             ----  ----   ----
   Total amortization.......................................  (12)  (10)   (22)
                                                             ----  ----   ----
Unrealized investment gains (losses)........................   (1)   (8)    (9)
                                                             ----  ----   ----
Balance at December 31, 2011................................ $134  $ 62   $196
                                                             ====  ====   ====

  The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $9 million in 2012, $9 million in 2013, $8 million in 2014, $7 million in 2015 and $3 million in 2016.

  Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

6.  INSURANCE

 SEPARATE ACCOUNTS

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $894 million and $1.4 billion at December 31, 2011 and 2010, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $80 million and $79 million at December 31, 2011 and 2010, respectively. The average interest rate credited on these contracts was 2.72% and 2.29% at December 31, 2011 and 2010, respectively.

  Under an assumptive reinsurance agreement, the Company transferred, in a non-cash transaction, $319 million of pass-through separate accounts to an affiliate during 2011.

  For the years ended December 31, 2011, 2010 and 2009, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

 OBLIGATIONS UNDER FUNDING AGREEMENTS

  General American Life Insurance Company is a member of the Federal Home Loan Bank of Des Moines ("FHLB of Des Moines") and held $31 million and $10 million of common stock of the FHLB of Des Moines at December 31, 2011 and 2010, respectively, which is included in equity securities. The Company has also entered into funding agreements with the FHLB of Des Moines in exchange for cash and for which the FHLB of Des Moines has been granted a lien on certain assets, including RMBS, to collateralize obligations under the funding agreements. The Company maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of Des Moines's recovery on the collateral is limited to the amount of the Company's liability to the FHLB of Des Moines. The amount of the liability for funding agreements with the FHLB of Des Moines was $475 million at December 31, 2011, which is included in PABs. The advances on these funding agreements are collateralized by mortgage-backed securities with estimated fair values of $662 million at December 31, 2011. There were no funding agreements with the FHLB of Des Moines at December 31, 2010.

 GUARANTEES

  The Company issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

  The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows:

                                                      DECEMBER 31,
                                                ----------------------
                                                    2011         2010
                                                ---------    ---------
                                                    AT ANNUITIZATION
                                                ----------------------
                                                      (IN MILLIONS)
       ANNUITY CONTRACTS (1)
       TWO TIER ANNUITIES
       General account value................... $     276    $     280
       Net amount at risk (2).................. $     49 (4) $     49 (4)
       Average attained age of contractholders.  63 years     62 years

                                                        DECEMBER 31,
                                                  ----------------------
                                                      2011         2010
                                                  ---------    ---------
                                                          SECONDARY
                                                         GUARANTEES
                                                  ----------------------
                                                        (IN MILLIONS)
    UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
    Account value (general and separate account). $   1,473    $   1,378
    Net amount at risk (2)....................... $ 15,034 (3) $ 15,760 (3)
    Average attained age of policyholders........  61 years     60 years

--------
(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)The net amount at risk is based on the direct amount at risk (excluding ceded reinsurance).

(3)The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

(4)The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts was as follows:

                                                            UNIVERSAL AND
                                                 ANNUITY    VARIABLE LIFE
                                                CONTRACTS     CONTRACTS
                                              ------------- -------------
                                               GUARANTEED
                                              ANNUITIZATION   SECONDARY
                                                BENEFITS     GUARANTEES   TOTAL
                                              ------------- ------------- -----
                                                        (IN MILLIONS)
 DIRECT
 Balance at January 1, 2009..................     $  7          $  6      $ 13
 Incurred guaranteed benefits................       --             7         7
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2009................        7            13        20
 Incurred guaranteed benefits................       --            80        80
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2010................        7            93       100
 Incurred guaranteed benefits................       --            (9)       (9)
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2011................     $  7          $ 84      $ 91
                                                  ====          ====      ====
 CEDED
 Balance at January 1, 2009..................     $ --          $ --      $ --
 Incurred guaranteed benefits................       --             7         7
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2009................       --             7         7
 Incurred guaranteed benefits................       --            81        81
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2010................       --            88        88
 Incurred guaranteed benefits................       --            (8)       (8)
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2011................     $ --          $ 80      $ 80
                                                  ====          ====      ====
 NET
 Balance at January 1, 2009..................     $  7          $  6      $ 13
 Incurred guaranteed benefits................       --            --        --
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2009................        7             6        13
 Incurred guaranteed benefits................       --            (1)       (1)
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2010................        7             5        12
 Incurred guaranteed benefits................       --            (1)       (1)
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2011................     $  7          $  4      $ 11
                                                  ====          ====      ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                                                   DECEMBER 31,
                                                                 --------------
                                                                 2011    2010
                                                                 ----    ----
                                                                 (IN MILLIONS)
Fund Groupings:
Equity.......................................................... $14     $15
Money Market....................................................   2       2
Balanced........................................................   2       1
Bond............................................................   1       1
Specialty.......................................................  --       1
                                                                 ---     ---
  Total......................................................... $19     $20
                                                                 ===     ===

7.  REINSURANCE

  The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $1 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2011 and 2010, were immaterial.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $435 million and $336 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2011 and 2010, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  At December 31, 2011, the Company had $677 million of net unaffiliated ceded reinsurance recoverables. Of this total, $559 million, or 83%, were with the Company's five largest unaffiliated ceded reinsurers, including $322 million of which were unsecured. At December 31, 2010, the Company had $702 million of net unaffiliated ceded reinsurance recoverables. Of this total, $584 million, or 83%, were with the Company's five largest unaffiliated ceded reinsurers, including $225 million of which were unsecured.

  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               -----------------------
                                                                2011     2010    2009
                                                               -----    -----   -----
                                                                  (IN MILLIONS)
PREMIUMS:
Direct premiums............................................... $ 320    $ 335   $ 357
Reinsurance assumed...........................................   297      211     184
Reinsurance ceded.............................................  (315)    (297)   (276)
                                                                -----   -----   -----
 Net premiums................................................. $ 302    $ 249   $ 265
                                                                =====   =====   =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Direct universal life and investment-type product policy fees. $ 289    $ 347   $ 374
Reinsurance ceded.............................................  (174)    (201)   (197)
                                                                -----   -----   -----
 Net universal life and investment-type product policy fees... $ 115    $ 146   $ 177
                                                                =====   =====   =====
OTHER REVENUES:
Direct other revenues......................................... $  12    $   3   $   7
Reinsurance ceded.............................................     3        2       2
                                                                -----   -----   -----
 Net other revenues........................................... $  15    $   5   $   9
                                                                =====   =====   =====
POLICYHOLDER BENEFITS AND CLAIMS:
Direct policyholder benefits and claims....................... $ 606    $ 618   $ 567
Reinsurance assumed...........................................   223      221     110
Reinsurance ceded.............................................  (330)    (397)   (263)
                                                                -----   -----   -----
 Net policyholder benefits and claims......................... $ 499    $ 442   $ 414
                                                                =====   =====   =====
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Direct interest credited to policyholder account balances..... $ 210    $ 206   $ 208
Reinsurance ceded.............................................   (76)     (70)    (68)
                                                                -----   -----   -----
 Net interest credited to policyholder account balances....... $ 134    $ 136   $ 140
                                                                =====   =====   =====
OTHER EXPENSES:
Direct other expenses......................................... $ 160    $ 173   $ 209
Reinsurance assumed...........................................    55       32      26
Reinsurance ceded.............................................   (86)    (130)   (129)
                                                                -----   -----   -----
 Net other expenses........................................... $ 129    $  75   $ 106
                                                                =====   =====   =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

   The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                                        DECEMBER 31, 2011
                                                                  ------------------------------
                                                                                          TOTAL
                                                                                         BALANCE
                                                                  DIRECT ASSUMED  CEDED   SHEET
                                                                  ------ ------- ------  -------
                                                                          (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $   27  $ 28   $2,493  $2,548
Deferred policy acquisition costs and value of business acquired.    294    49     (147)    196
                                                                  ------  ----   ------  ------
 Total assets.................................................... $  321  $ 77   $2,346  $2,744
                                                                  ======  ====   ======  ======
LIABILITIES:
Future policy benefits........................................... $4,945  $150   $   --  $5,095
Other policy-related balances....................................    256    54      (55)    255
Other liabilities................................................    133    31      489     653
                                                                  ------  ----   ------  ------
 Total liabilities............................................... $5,334  $235   $  434  $6,003
                                                                  ======  ====   ======  ======

                                                                        DECEMBER 31, 2010
                                                                  ------------------------------
                                                                                          TOTAL
                                                                                         BALANCE
                                                                  DIRECT ASSUMED  CEDED   SHEET
                                                                  ------ ------- ------  -------
                                                                          (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $   18  $ --   $2,425  $2,443
Deferred policy acquisition costs and value of business acquired.    346    --     (177)    169
                                                                  ------  ----   ------  ------
 Total assets.................................................... $  364  $ --   $2,248  $2,612
                                                                  ======  ====   ======  ======
LIABILITIES:
Future policy benefits........................................... $5,001  $ 90   $   --  $5,091
Other policy-related balances....................................    264    71      (72)    263
Other liabilities................................................    162    --      439     601
                                                                  ------  ----   ------  ------
 Total liabilities............................................... $5,427  $161   $  367  $5,955
                                                                  ======  ====   ======  ======

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $249 million and $236 million at December 31, 2011 and 2010, respectively. There were no deposit liabilities on reinsurance at both December 31, 2011 and 2010.

 RELATED PARTY REINSURANCE TRANSACTIONS

  The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC, MetLife Investors Insurance Company and MetLife Investors USA Insurance Company, all of which are related parties.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             -----------------------
                                                              2011    2010     2009
                                                             -----   -----    -----
                                                                (IN MILLIONS)
PREMIUMS:
Reinsurance assumed......................................... $ 62    $  --    $  --
Reinsurance ceded...........................................   (7)     (14)     (16)
                                                             ----     -----   -----
 Net premiums............................................... $ 55    $ (14)   $ (16)
                                                             ====     =====   =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Reinsurance assumed......................................... $ --    $  --    $  --
Reinsurance ceded...........................................  (90)    (120)    (116)
                                                             ----     -----   -----
 Net universal life and investment-type product policy fees. $(90)   $(120)   $(116)
                                                             ====     =====   =====
OTHER REVENUES:
Reinsurance assumed......................................... $ --    $  --    $  --
Reinsurance ceded...........................................    3        2        2
                                                             ----     -----   -----
 Net other revenues......................................... $  3    $   2    $   2
                                                             ====     =====   =====
POLICYHOLDER BENEFITS AND CLAIMS:
Reinsurance assumed......................................... $ 54    $  --    $  --
Reinsurance ceded...........................................  (14)     (33)     (20)
                                                             ----     -----   -----
 Net policyholder benefits and claims....................... $ 40    $ (33)   $ (20)
                                                             ====     =====   =====
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Reinsurance assumed......................................... $ --    $  --    $  --
Reinsurance ceded...........................................  (76)     (70)     (68)
                                                             ----     -----   -----
 Net interest credited to policyholder account balances..... $(76)   $ (70)   $ (68)
                                                             ====     =====   =====
OTHER EXPENSES:
Reinsurance assumed......................................... $ 21    $  --    $  --
Reinsurance ceded...........................................  (48)     (90)    (105)
                                                             ----     -----   -----
 Net other expenses......................................... $(27)   $ (90)   $(105)
                                                             ====     =====   =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                            DECEMBER 31,
                                                                  --------------------------------
                                                                        2011             2010
                                                                  ---------------  ---------------
                                                                   ASSUMED  CEDED   ASSUMED  CEDED
                                                                  -------- ------  -------- ------
                                                                            (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables......................   $28    $1,783    $ --   $1,683
Deferred policy acquisition costs and value of business acquired.    49      (140)     --     (164)
                                                                    ---    ------    ----   ------
 Total assets....................................................   $77    $1,643    $ --   $1,519
                                                                    ===    ======    ====   ======
LIABILITIES:
Future policy benefits...........................................   $54    $   --    $ --   $   --
Other policy-related balances....................................     1       (55)     --      (72)
Other liabilities................................................    31        34      --       40
                                                                    ---    ------    ----   ------
 Total liabilities...............................................   $86    $  (21)   $ --   $  (32)
                                                                    ===    ======    ====   ======

  Effective January 1, 2011, the Company entered into two reinsurance agreements to assume 90% of certain participating whole life product policies on a coinsurance basis from two affiliates. For the year ended December 31, 2011, the Company assumed premiums of $62 million and assumed benefits and related expenses of $75 million. Also, the assumed DAC increased $49 million while premiums and other receivables increased $28 million, future policy benefits increased $53 million and affiliated reinsurance payables, included in other liabilities, increased $31 million at December 31, 2011.

  The Company may secure certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.7 billion and $1.6 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2011 and 2010, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $243 million and $230 million at December 31, 2011 and 2010, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2011 and 2010.

8.  LONG-TERM DEBT

  The Company's long-term debt primarily includes a surplus note with a fixed rate of 7.625% due January 2024. The outstanding balance of the surplus note was $102 million and $101 million at December 31, 2011 and 2010, respectively.

  Payments of interest and principal on the Company's surplus notes, which are subordinate to all other obligations, may be made only with the prior approval of the insurance department of the state of domicile.

 INTEREST EXPENSE

  Interest expense related to the Company's indebtedness included in other expenses was $9 million for each of the years ended December 31, 2011, 2010 and 2009.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

9.  INCOME TAX

   The provision for income tax was as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      -----------------------
                                                       2011     2010    2009
                                                      -----    -----   -----
                                                         (IN MILLIONS)
       Current:
        Federal...................................... $ (27)   $ 40    $  19
        Foreign......................................     2     (39)      30
                                                       -----   ----    -----
          Subtotal...................................   (25)      1       49
                                                       -----   ----    -----
       Deferred:
        Federal......................................    66      (6)    (114)
                                                       -----   ----    -----
          Provision for income tax expense (benefit). $  41    $ (5)   $ (65)
                                                       =====   ====    =====

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                        2011     2010    2009
                                                       -----    -----   -----
                                                         (IN MILLIONS)
        Tax provision at U.S. statutory rate..........  $32     $  6    $(41)
        Tax effect of:
         Tax-exempt investment income.................   (2)      (3)     (6)
         Medicare Part D..............................   --        3      --
         Prior year tax...............................   --      (11)     (4)
         Sale of former subsidiary (1)................   --       --     (15)
         Goodwill impairment..........................   12       --      --
         Other, net...................................   (1)      --       1
                                                        ---     ----    ----
           Provision for income tax expense (benefit).  $41     $ (5)   $(65)
                                                        ===     ====    ====

--------
(1)In December 2002, Cova Corporation, a wholly owned subsidiary of the Company, was sold to MLIC, an affiliate, at which time the Company deferred the loss on the sale. On March 2, 2009, Cova Corporation was sold to a third party and subsequently the Company recognized the deferred loss.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                                  DECEMBER 31,
                                                                  ------------
                                                                    2011   2010
                                                                  ------ ------
                                                                  (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables....................... $  69   $ 90
  DAC............................................................    --      3
  Employee benefits..............................................    26     28
  Tax credit carryforwards.......................................     2     45
  Investments, including derivatives.............................    17      2
  Other..........................................................     5      8
                                                                  -----   ----
                                                                    119    176
                                                                  -----   ----
Deferred income tax liabilities:
  DAC............................................................    15     --
  Net unrealized investment gains................................   340    223
  Other..........................................................    --      8
                                                                  -----   ----
                                                                    355    231
                                                                  -----   ----
   Net deferred income tax asset (liability)..................... $(236)  $(55)
                                                                  =====   ====

  Tax credit carryforwards of $2 million at December 31, 2011 will expire beginning in 2021.

  General American participates in a tax sharing agreement with MetLife. Under this agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amounts due to MetLife include $40 million and $19 million for 2011 and 2010, respectively, and the amounts due from MetLife include $40 million for 2009.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2006. The IRS exam of the current audit cycle, year 2006, began in April 2010.

  It is not expected that there will be a material change in the Company's liability for unrecognized tax benefits in the next 12 months.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                               YEARS ENDED DECEMBER 31,
                                               ------------------------
                                                 2011     2010    2009
                                               ------   ------  ------
                                                  (IN MILLIONS)
            Balance at January 1,.............  $ 7      $ 18    $18
            Lapses of statutes of limitations.   --       (11)    --
                                                ---      ----    ---
            Balance at December 31,...........  $ 7      $  7    $18
                                                ===      ====    ===

  The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

  Interest and penalties were as follows:

                                                                                YEARS ENDED DECEMBER 31,
                                                                                ------------------------
                                                                                  2011     2010    2009
                                                                                ------   ------  ------
                                                                                   (IN MILLIONS)
Interest and penalties recognized in the consolidated statements of operations.  $ --      $1      $1

                                                                                         DECEMBER 31,
                                                                                         -------------
                                                                                           2011   2010
                                                                                         ------ ------
                                                                                         (IN MILLIONS)
Interest and penalties included in other liabilities in the consolidated balance sheets.   $1     $1

  The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For both the years ended December 31, 2011 and 2010, the Company recognized an income tax benefit of $1 million, related to the separate account DRD. The 2011 benefit did not include a true-up of the 2010 tax return.

10.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

LITIGATION

  Over the past several years, the Company has faced claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in all pending matters. The Company believes adequate provision has been made in its financial statements for all probable and reasonably estimable losses for sales practices matters.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 Unclaimed Property Inquiries

  More than 30 U.S. jurisdictions are auditing MetLife, Inc. and certain of its affiliates for compliance with unclaimed property laws. Additionally, Metropolitan Life Insurance Company and certain of its affiliates have received subpoenas and other regulatory inquiries from certain regulators and other officials relating to claims-payment practices and compliance with unclaimed property laws. An examination of these practices by the Illinois Department of Insurance has been converted into a multi-state targeted market conduct exam. On July 5, 2011, the New York Insurance Department issued a letter requiring life insurers doing business in New York to use data available on the U.S. Social Security Administration's Death Master File or a similar database to identify instances where death benefits under life insurance policies, annuities, and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. It is possible that other jurisdictions may pursue similar investigations or inquiries, may join the multi-state market conduct exam, or issue directives similar to the New York Insurance Department's letter. It is possible that the audits, market conduct exam, and related activity may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and changes to the Company's procedures for the identification and escheatment of abandoned property.

  Various litigation, claims and assessments against the Company, in addition to those discussed previously or those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor, and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

INSOLVENCY ASSESSMENTS

  Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments were as follows:

                                                                 DECEMBER 31,
                                                                 -------------
                                                                   2011   2010
                                                                 ------ ------
                                                                 (IN MILLIONS)
  Other Assets:
   Premium tax offset for future undiscounted assessments.......   $5     $5
   Premium tax offsets currently available for paid assessments.    1      1
                                                                   --     --
                                                                   $6     $6
                                                                   ==     ==
  Other Liabilities:
   Insolvency assessments.......................................   $7     $8
                                                                   ==     ==

COMMITMENTS

 COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

  The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $122 million and $162 million at December 31, 2011 and 2010, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

 MORTGAGE LOAN COMMITMENTS

  The Company commits to lend funds under mortgage loan commitments. There were $6 million of unfunded mortgage loan commitments at December 31, 2011. There were no unfunded mortgage loan commitments at December 31, 2010.

 COMMITMENTS TO FUND PRIVATE CORPORATE BOND INVESTMENTS

  The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $7 million for both years ended December 31, 2011 and 2010, respectively.

GUARANTEES

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $10 million to $45 million, with a cumulative maximum of $55 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company had no liability for indemnities, guarantees and commitments at both December 31, 2011 and 2010.

11.  EQUITY

 STATUTORY EQUITY AND INCOME

  Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. General American exceeded the minimum RBC requirements for all periods presented herein.

  The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of General American.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by General American are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income (unaudited) of General American, a Missouri domiciled insurer, was $128 million, $64 million and $65 million for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory capital and surplus (unaudited), as filed with the Missouri State Department of Insurance, was $825 million and $944 million at December 31, 2011 and 2010, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 DIVIDEND RESTRICTIONS

  Under Missouri State Insurance Law, General American is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MLIC as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or
(ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). General American will be permitted to pay a cash dividend to MLIC in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. During the year ended December 31, 2011, General American paid an extraordinary cash dividend to GenAmerica, its former parent, of $183 million, of which, $164 million was a return of capital. During the years ended December 31, 2010 and 2009, General American paid a dividend of $149 million and $107 million, respectively, of which, $127 million and $87 million, respectively, was a return of capital. The maximum amount of dividends which General American may pay to MLIC in 2012 without prior regulatory approval is $70 million.

 OTHER COMPREHENSIVE INCOME (LOSS)

  The following table sets forth the balance and changes in accumulated other comprehensive income (loss) including reclassification adjustments required for the years ended December 31, 2011, 2010 and 2009 in other comprehensive income
(loss) that are included as part of net income (loss) for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                    YEARS ENDED DECEMBER 31,
                                                                                    -----------------------
                                                                                      2011     2010    2009
                                                                                    ------   ------  ------
                                                                                       (IN MILLIONS)
Holding gains (losses) on investments arising during the year...................... $ 396    $ 476   $ 729
Income tax effect of holding gains (losses)........................................  (140)    (166)   (254)
Reclassification adjustments for recognized holding (gains) losses included in
  current year income..............................................................   (55)     (41)      8
Income tax effect of reclassification adjustments..................................    19       14      (3)
Allocation of holding (gains) losses on investments relating to other policyholder
  amounts..........................................................................   (10)      (6)    (63)
Income tax effect of allocation of holding (gains) losses to other policyholder
  amounts..........................................................................     4        2      22
                                                                                    -----    -----   -----
Net unrealized investment gains (losses), net of income tax........................   214      279     439
Defined benefit plans adjustment, net of income tax................................    (3)      (1)     (2)
                                                                                    -----    -----   -----
Other comprehensive income (loss)..................................................   211      278     437
Cumulative effect of change in accounting principle, net of income tax expense
  (benefit) of $0, $0 and less than $1 million (see Note 1)........................    --       --      (1)
                                                                                    -----    -----   -----
 Other comprehensive income (loss)................................................. $ 211    $ 278   $ 436
                                                                                    =====    =====   =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

12.  OTHER EXPENSES

  Information on other expenses was as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                          -----------------------
                                                            2011     2010    2009
                                                          ------   ------  ------
                                                             (IN MILLIONS)
  Compensation...........................................  $  2     $  3    $ (6)
  Pension, postretirement & postemployment benefit costs.    17       17      20
  Commissions............................................    50      (20)    (18)
  Capitalization of DAC..................................   (58)      (5)     (6)
  Amortization of DAC and VOBA...........................    22       24      30
  Interest expense on debt and debt issuance costs.......     9        9       9
  Premium taxes, licenses & fees.........................     7        9      14
  Goodwill impairment (see Note 1).......................    35       --      --
  Other..................................................    45       38      63
                                                           ----     ----    ----
   Total other expenses..................................  $129     $ 75    $106
                                                           ====     ====    ====

 CAPITALIZATION OF DAC AND AMORTIZATION OF DAC AND VOBA

  See Note 5 for a rollforward of DAC and VOBA including impacts of capitalization and amortization.

 INTEREST EXPENSE ON DEBT AND DEBT ISSUANCE COSTS

  Includes interest expense on debt (see Note 8).

 AFFILIATED EXPENSES

  Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions.

  See Notes 7 and 13 for a discussion of affiliated expenses included in the table above.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

13.  RELATED PARTY TRANSACTIONS

 SERVICE AGREEMENTS

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. The aforementioned expenses and fees incurred with affiliates were comprised of the following:

                                                          YEARS ENDED DECEMBER 31,
                                                          -----------------------
                                                            2011     2010    2009
                                                          ------   ------  ------
                                                               (IN MILLIONS)
  Compensation...........................................  $ 4      $ 3     $(6)
  Pension, postretirement & postemployment benefit costs.   17       17      20
  Commissions............................................    1        1       4
  Other..................................................   24       21      30
                                                           ---      ---     ---
   Total other expenses..................................  $46      $42     $48
                                                           ===      ===     ===

  Revenues received from affiliates related to these agreements were recorded as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                            2011     2010    2009
                                                          ------   ------  ------
                                                               (IN MILLIONS)
  Universal life and investment-type product policy fees.   $2      $  2    $  1
  Other revenues.........................................   $1      $ --    $ --

  The Company had net receivables from affiliates of $4 million at both December 31, 2011 and 2010 related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 7. See Note 2 for additional related party transactions.

14.  SUBSEQUENT EVENT

  The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2011 consolidated financial statements.

PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a. Financial Statements

The following financial statements comprising each of the Sub-Accounts of the Separate Account are included in Part B hereof:

    1. Report of Independent Registered Public Accounting Firm.

    2. Statements of Assets and Liabilities as of December 31, 2011.
    3. Statements of Operations for the year ended December 31, 2011.
    4. Statements of Changes in Net Assets for the years ended December 31, 2011 and 2010.

    5. Notes to the Financial Statements.

The following financial statements of the Company are included in Part B hereof:


    1. Independent Auditors' Report.
    2. Balance Sheets as of December 31, 2011 and 2010.
    3. Statements of Operations for the years ended December 31, 2011, 2010 and 2009.
    4. Statements of Shareholder's Equity for the years ended December 31, 2011, 2010 and 2009.
    5. Statements of Cash Flows for the years ended December 31, 2011, 2010 and 2009.

    6. Notes to the Financial Statements.

The following consolidated financial statements of General American Life Insurance Company are included in Part B hereof:


    1. Independent Auditors' Report.
    2. Consolidated Balance Sheets as of December 31, 2011 and 2010.
    3. Consolidated Statements of Operations for the years ended December 31, 2011, 2010 and 2009.
    4. Consolidated Statements of Shareholder's Equity for the years ended December 31, 2011, 2010 and 2009.
    5. Consolidated Statements of Cash Flows for the years ended December 31, 2011, 2010 and 2009.

    6. Notes to the Consolidated Financial Statements.

b. Exhibits


1.               Resolution of the Board of Directors of the Company
                 authorizing the establishment of the Variable Account (3)
2.               Not applicable
3.  (i)          Form of Principal Underwriter's Agreement (4)
    (ii)         Form of Enterprise Selling Agreement 02-10 (MetLife Investors
                 Distribution Company Sales Agreement) (14)
    (iii)        Agreement and Plan of Merger (12-01-04)(MLIDC into GAD) (10)
4.  (i)          Individual Flexible Purchase Payment Deferred Variable
                 Annuity Contract (3)
    (ii)         Death Benefit Endorsements (3)
    (iii)        Charitable Remainder Trust Endorsement (3)
    (iv)         Endorsement (Name Change) (4)
    (v)          403(b) Nationwide Tax Sheltered Annuity Endorsement
                 (MLI-398-3 (12/08)) (15)
5.               Application for Variable Annuity (3)
6.  (i)          Copy of Articles of Incorporation of the Company (1)
    (ii)         Copy of the By-Laws of the Company (1)
7.  (i)          Reinsurance Agreement between MetLife Investors Insurance
                 Company and Metropolitan Life Insurance Company (6)
    (ii)         Automatic Reinsurance Agreement between MetLife Investors
                 Insurance Company and Exeter Reassurance Company, Ltd. (6)
    (iii)        Contingent Reinsurance Agreement between MetLife Investors
                 Insurance Company and General American Life Insurance
                 Company (7)
8.  (i)     (a)  Participation Agreement among Variable Insurance Products
                 Fund, Fidelity Distributors Corporation and Cova Financial
                 Services Life Insurance Company dated November 17, 1997(2)
            (b)  First Amendment dated May 7, 2001; and Amendment/Assignment dated June 19, 2007 (12)
            (c)  Amendment No. 3 dated October 12, 2009 (13)
    (ii)    (a)  Participation Agreement among Variable Insurance Products
                 Fund II, Fidelity Distributors Corporation and Cova Financial
                 Services Life Insurance Company dated November 17, 1997(2)
            (b)  First Amendment dated May 7, 2001; and Amendment/Assignment dated June 19, 2007 (12)
    (iii)   (a)  Participation Agreement among Variable Insurance Products
                 Fund III, Fidelity Distributors Corporation and Cova
                 Financial Services Life Insurance Company dated November 17,
                 1997(2)
            (b)  Amendment No. 2 dated October 12, 2009 (13)
    (iv)         Summary Prospectus Agreement Among Fidelity Distributors
                 Corporation and MetLife Investors Insurance Company effective
                 April 30, 2010 (16)
    (v)     (a)  Fund Participation Agreement among AIM Variable Insurance
                 Funds, Inc., AIM Distributors, Inc., Cova Financial Life
                 Insurance Company and Cova Life Sales Company dated December
                 31, 1997; Amendment No. 1 dated April 23, 1999; Amendment No.
                 2 dated September 1, 2000; and Amendment No. 3 dated February
                 12, 2001 (12)
            (b)  Amendment No. 4 dated November 9, 2009 (13)
            (c)  Amendment dated April 30, 2010 (16)
            (d)  Amendment dated April 30, 2010 (16)
    (vi)    (a)  Participation Agreement among Franklin Templeton Variable
                 Insurance Products Trust, Franklin Templeton Distributors,
                 Inc. and Cova Financial Services Life Insurance Company dated
                 September 1, 2000; Amendment dated September 1, 2000;
                 Amendment dated March 1, 2001; Amendment dated May 1, 2001;
                 Amendment dated May 3, 2004; and Amendment dated June 5, 2007
                 (12)
            (b)  Amendment No. 6 dated October 2, 2009 (13)
            (c)  Amendment dated August 16, 2010 (16)
            (d)  Participation Agreement Addendum dated May 1, 2011 (18)
    (vii)        Amended and Restated Participation Agreement among Putnam
                 Variable Trust, Putnam Mutual Funds Corp. and Cova Financial
                 Services Life Insurance Company dated September 1, 1998;
                 Amendment dated November 12, 1999; Amendment dated May 1,
                 2001; and Amendment No. 3 dated April 24, 2006 (12)
    (viii)  (a)  Participation Agreement among Met Investors Series Trust, Met
                 Investors Advisory Corp., MetLife Investors Distribution
                 Company and MetLife Investors Insurance Company dated
                 February 12, 2001; First Amendment dated September 14, 2001(6)
            (b)  Second Amendment dated May 1, 2009 (13)
            (c)  Amendment dated April 30, 2010 (19)
    (ix)    (a)  Participation Agreement among Metropolitan Series Fund, Inc.,
                 MetLife Advisers, LLC, MetLife Investors Distribution Company
                 and MetLife Investors Insurance Company dated August 31, 2007
                 (11)
            (b)  Amendment dated April 30, 2010 (19)
    (x)          Participation Agreement among Investors Fund Series, Zurich
                 Kemper Investments, Inc., Zurich Kemper Distributors, Inc.
                 and Cova Financial Services Life Insurance Company dated
                 December 10, 1997; Supplement to PA dated September 1, 1998;
                 Supplement to PA dated October 1, 1999; and Supplement to PA dated February 12, 2001 (13)
    (xi)         Net Worth Maintenance Agreement among MetLife, Inc. and
                 MetLife Investors Insurance Company (effective December 31,
                 2002) (7)
    (xii)        Guarantee Agreement (General American Life Insurance Company)
                 (June 1, 1995) (8)

9.   (i)        Opinion and Consent of Counsel (10)
     (ii)       Opinion (General American Life Insurance Company) (9)
10.  (i)        Consent of Independent Registered Public Accounting Firm (Deloitte
                & Touche LLP) for the Depositor, the Registrant and the Guarantor
                (filed herewith)
     (ii)       Consent of Independent Registered Public Accounting Firm (Deloitte
                & Touche LLP) for MetLife, Inc. (filed herewith)
11.             Not Applicable
12.             Agreement Governing Contribution (3)
13.  (i)        Powers of Attorney for MetLife Investors Insurance Company (13)
     (ii)  (a)  Powers of Attorney for General American Life Insurance Company as
                Guarantor (13)
     (ii)  (b)  Power of Attorney for Anne Belden (17)


(1) Incorporated herein by reference to Registrant's Amendment No.9 to Form N-4 (File Nos. 033-39100 and 811-05200) electronically filed on April 23, 1997.
(2) Incorporated herein by reference to Registrant's Amendment No. 26 (File Nos. 33-39100 and 811-05200) electronically filed on April 29, 1998.
(3) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 (File Nos. 33-39100 and 811-05200) electronically filed on April 29, 1999.

(4) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 20 to Form N-4 (File Nos. 33-39100 and 811-05200) electronically filed on April 26, 2001.
(5) Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 to Form S-6 (MetLife Investors Variable Life Account One, File No. 333-69522) electronically filed on December 20, 2001.
(6) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 6 to Form N-4 (File Nos. 333-50540 and 811-05200) electronically filed on April 30, 2003.
(7) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 on Form N-4 (File Nos. 333-50540 and 811-05200) electronically filed on April 21, 2006.
(8) Incorporated herein by reference to First MetLife Investors Variable Annuity Account One's Post-Effective Amendment No. 11 on Form N-4 (File Nos. 333-96795 and 811- 08306) electronically filed on July 27, 2006.
(9) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 17 on Form N-4 (File Nos. 333-50540 and 811-05200) electronically filed on July 28, 2006.
(10) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 31 on Form N-4 (File Nos. 033-39100 and 811-05200) electronically filed on April 19, 2007.
(11) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 17 on Form N-4 (File Nos. 333-51950 and 811-05200) electronically filed on October 31, 2007.
(12) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 25 on Form N-4 (File Nos. 333-50540 and 811-05200) electronically filed on April 22, 2008.
(13) Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-4 (File Nos. 333-160936 and 811-05200) electronically filed on November 2, 2009.
(14) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 on Form N-4 (File Nos. 033-39100 and 811-05200) electronically filed on April 13, 2010.
(15) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 on Form N-4 (File Nos. 333-51950 and 811-05200) electronically filed on April 12, 2011.
(16) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 31 on Form N-4 (File Nos. 333-50540 and 811-05200) electronically filed on April 12, 2011.
(17) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 35 on Form N-4 (File Nos. 033-39100 and 811-05200) electronically filed on April 12, 2011.
(18) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 32 on Form N-4 (File Nos. 333-50540 and 811-05200) electronically filed on April 24, 2012.
(19) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 28 on Form N-4 (File Nos. 333-51950 and 811-05200) electronically filed on April 24, 2012.


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:


Name and Principal Business Address  Positions and Offices with Depositor
-----------------------------------  --------------------------------------

Michael K. Farrell                   Chairman of the Board, President,
10 Park Avenue                       Chief Executive Officer and Director
Morristown, NJ 07962

Susan A. Buffum                      Director
10 Park Avenue
Morristown, NJ 07962

James J. Reilly                      Vice President-Finance
501 Boylston Street                  (principal financial officer and
Boston, MA 02116                     principal accounting officer)

Jay S. Kaduson                       Vice President and Director
10 Park Avenue
Morristown, NY 07962

Elizabeth M. Forget                  Executive Vice President and Director
1095 Avenue of the Americas
New York, NY 10036


George Foulke                            Director
300 Davidson Avenue
Somerset, NJ 08873

Paul A. Sylvester                        Director
10 Park Avenue
Morristown, NJ 07962

Jeffrey A. Tupper                        Assistant Vice President and Director
5 Park Plaza
Suite 1900
Irvine, CA 92614

Debora L. Buffington                     Vice President, Director of Compliance
5 Park Plaza
Suite 1900
Irvine, CA 92614

William D. Cammarata                     Vice President
18210 Crane Nest Drive
Tampa, FL 33647

Stewart M. Ashkenazy                     Vice President, Appointed Actuary
1095 Avenue of the Americas
New York, NY 10036

Jonathan L. Rosenthal                    Vice President, Chief Hedging Officer
10 Park Avenue
Morristown, NJ 07962

Christopher A. Kremer                    Vice President
501 Boylston Street
Boston, MA 02116

Andrew Kaniuk                            Vice President
501 Route 22
Bridgewater, NJ 08807

Marian J. Zeldin                         Vice President
501 Route 22
Bridgewater, NJ 08807

Karen A. Johnson                         Vice President
501 Boylston Street
Boston, MA 02116

Scott E. Andrews                         Vice President
4700 Westown Parkway
Suite 200
West Des Moines, IA 50266

Roberto Baron                            Vice President
1095 Avenue of the Americas
New York, NY 10036

John J. Iwanicki                         Vice President
18210 Crane Nest Drive
Tampa, Fl 33647

Gregory E. Illson                        Vice President
501 Boylston Street
Boston, MA 02116

Rashid Ismail                            Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Bennett D. Kleinberg                     Vice President and Director
1300 Hall Boulevard
Bloomfield, CT 06002-2910

Lisa S. Kuklinski                        Vice President
1095 Avenue of the Americas
New York, NY 10036

Jeffrey P. Halperin                      Vice President
1095 Avenue of the Americas
New York, NY 10036

Marlene B. Debel                         Treasurer
1095 Avenue of the Americas
New York, NY 10036

Mark S. Reilly                           Vice President
1300 Hall Boulevard
Bloomfield, CT 06002-2910

Gene L. Lunman                           Vice President
1300 Hall Boulevard
Bloomfield, CT 06002-2910

Robert L. Staffier, Jr.                  Vice President
501 Boylston Street
Boston, MA 02116

Isaac Torres                             Secretary
1095 Avenue of the Americas
New York, NY 10036


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Registrant is a separate account of MetLife Investors Insurance Company under Missouri insurance law. MetLife Investors Insurance Company is a wholly-owned direct subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2011

The  following  is  a list  of  subsidiaries  of MetLife,   Inc.  updated  as of
December 31, 2011.   Those  entities   which are  listed at  the left  margin
(labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank, National Association (USA)

      1. Federal Flood Certification Corp. (TX)

      2. MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Cayman Islands)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and .01% general partnership is held by 1320 GP LLC

            e)    1320 GP LLC (DE)

E. MetLife Chile Inversiones Limitada (Chile)- 91.15% is owned by MetLife, Inc., 8.84% is owned by Inversiones MetLife Holdco Dos Limitada and 0.01% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 68.6071% is held by MetLife Chile Inversiones Limitada, 31.3898% is held by Inversiones Interamericana S.A. and .0031% by International Technical & Advisory Services.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

F. Metropolitan Life Seguros de Vida S.A. (Uruguay) - 99.9994% is owned by MetLife, Inc. and 0.0006% is owned by Oscar Schmidt.

G.    MetLife Securities, Inc. (DE)

H.    Enterprise General Insurance Agency, Inc. (DE)

I.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

J.    MetLife Investors Insurance Company (MO)

K.    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

M.    Newbury Insurance Company, Limited (Bermuda)

N.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

O.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.999998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and .000002% by Natiloportem Holdings, Inc.

      9.    MetLife Insurance Limited (United Kingdom)

      10.   MetLife Limited (United Kingdom)

      11. MetLife Insurance S.A./NV (Belgium) - 99.99999% of MetLife Insurance S.A./NV is owned by MetLife International Holdings, Inc. and 0.00001% by Natiloportem Holdings, Inc.

      12.   MetLife Services Limited (United Kingdom)

      13.   MetLife Europe R Limited (Ireland)

      14. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      15. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      16. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.


            a) Met AFJP S.A. (Argentina) - 75.41% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife S.A., 19.59% is owned by MetLife Seguros de Vida S.A., 3.97% is held by Natiloportem Holdings, Inc. and 1.03% is held by MetLife Seguros de Retiro S.A.


      17.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)


      18.   MetLife NC Limited (Ireland)

      19.   MetLife Europe Services Limited (Ireland)

      20.   MetLife International Limited, LLC (DE)

      21. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and .001% is owned by Natiloportem Holdings, Inc.

      22.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b)    MetLife Insurance Limited (Australia)

                              1) MetLife Services (Singapore) PTE Limited (Singapore)

                              2)    The Direct Call Centre PTY Limited
                                    (Australia)

                              3)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings Corporation, S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metropolitan Global Management, LLC and 1.29459% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de C.V.
                                    (Mexico) - 99% is owned by MetLife Mexico
                                    S.A. and 1% is owned by MetLife Mexico
                                    Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

      23. Inversiones Metlife Holdco Dos Limitada (Chile)- 99% is owned by Metlife International Holdings, Inc. and 1% is owned by Natiloportem Holdings, Inc.

      24.   MetLife Asia Pacific Limited (Hong Kong)

P.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        a) One Madison Investments (Cayco) Limited (Cayman Islands)- 99.99999% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company and 0.00001% by St. James Fleet Investments Two Limited.

      3. CRB Co., Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      4.    MLIC Asset Holdings II LLC (DE)

      5.    Thorngate, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetCanada Investments Ltd. (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland - Pacific Palisades, LLC (CA)

      27. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32.   MetLife Canada/MetVie Canada (Canada)

      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 i)   MetLife Associates LLC (DE)

      34.   Euro CL Investments LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings, LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42. CML Columbia Park Fund I, LLC (DE)- 10% of membership interest is held by MetLife Insurance Company of Connecticut and 90% membership interest is held by Metropolitan Life Insurance Company.

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine, LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office, LLC

Q.    MetLife Capital Trust IV (DE)

R. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      4.    Metropolitan Connecticut Properties Ventures, LLC (DE)

            a)    ML/VCC UT West Jordan, LLC (DE)

      5.    MetLife Canadian Property Ventures LLC (NY)

      6.    Euro TI Investments LLC (DE)

      7.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      8. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      9.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      10.   TIC European Real Estate LP, LLC (DE)

      11.   MetLife European Holdings, LLC (DE)

            a) MetLife Europe Limited (Ireland)

               i) MetLife Pension Trustees Limited (United Kingdom)

            b) MetLife Assurance Limited (United Kingdom)

      12.   Travelers International Investments Ltd. (Cayman Islands)

      13.   Euro TL Investments LLC (DE)

      14.   Corrigan TLP LLC (DE)

      15.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      16. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      17.   MetLife Investors USA Insurance Company (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      18.   TLA Holdings II LLC (DE)

      19.   TLA Holdings III LLC (DE)

      20. MetLife Greenstone Southeast Ventures, LLC (DE) - 95% of MetLife Greenstone Southeast Ventures, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

S.    MetLife Reinsurance Company of South Carolina (SC)

T.    MetLife Investment Advisors Company, LLC (DE)

U.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

V.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)


           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


W.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

X.    MetLife Capital Trust X (DE)

Y.    Cova Life Management Company (DE)

Z.    MetLife Reinsurance Company of Charleston (SC)

AA.   MetLife Reinsurance Company of Vermont (VT)

AB.   Delaware American Life Insurance Company (DE)

      1.    GBN, LLC (DE)

AC.   American Life Insurance Company (ALICO) (US)

      1.    ALICO Nagasaki Operation Yugen Kaisha (Japan)

      2.    Communication One Kabushiki Kaisha (Japan)

      3.    Financial Learning Kabushiki Kaisha (Japan)

      4. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      5.    A.I.G. Limited (Nigeria)

      6.    ALICO Limited (Nigeria)

      7.    American Life Limited (Nigeria)

      8. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 66.47% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      9.    American Life Hayat Sigorta A.S. (Turkey)

            a) Deniz Emeklilik ve Hayat A.S. (Turkey) - 99.86% of Deniz Emeklilik ve Hayat A.S. is owned by American Life Hayat Sigorta A.S., .0000000004% by ALICO and the remaining interests are owned by third parties

      10.   ALICO (Bulgaria) Zhivotozastrahovatelno Druzestvo EAD (Bulgaria)

      11.   Amcico pojist'ovna a.s. (Czech Republic)

      12.   MetLife S.A. (France)

            a) Hestis S.A.S. (France) - 66.06% of Hestis S.A.S. is owned by ALICO and the remaining interests are owned by third parties.

            b)    MetLife Solutions S.A.S. (France)

      13. ALICO Mutual Fund Management Company (Greece) - 90% of ALICO Mutual Fund Management Company is owned by ALICO and the remaining interests are owned by third parties.

      14. AHICO First American Hungarian Insurance Company (Elso Amerikai-Magyar Biztosito) Zrt (Hungary)

            a)    First Hungarian-American Insurance Agency Limited (Hungary)

      15.   ALICO Life International Limited (Ireland)

      16.   ALICO Italia S.p.A. (Italy)

            a) Agenvita S.r.L. (Italy) - 95% of Agenvita S.r.L. is owned by ALICO Italia S.p.A., the remaining 5% is owned by ALICO.

      17. AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. (Poland) - 95.74% of AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. is owned by ALICO and 4.26% by MetLife Worldwide Holdings, Inc.

            a)    Amplico Services Sp z.o.o. (Poland)

            b)    AMPLICO Towartzystwo Funduszky Inwestycyjnych, S.A. (Poland)

            c) AMPLICO Powszechne Towartzystwo Emerytalne S.A. (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by ALICO.

      18. ALICO Asigurari Romania S.A. (Romania) - 99.99999726375% of ALICO Asigurari Romania S.A. is owned by American Life Insurance Company and the remaining .000001273625% is owned by International Technical and Advisory Services Limited.

            a) ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by ALICO Asigurari Romania S.A. and .0252% is owned by AMPLICO Services Sp z.o.o.

            b)    ALICO Training and Consulting S.R.L. (Romania)

      19.   International Investment Holding Company Limited (Russia)

      20.   ALICO European Holdings Limited (Ireland)

            a)    ZAO Master D (Russia)

                  i) ZAO ALICO Insurance Company (Russia) - 51% of ZAO ALICO Insurance Company is owned by ZAO Master D and 49% is owned by ALICO.

      21.   MetLife Akcionarska Drustvoza za Zivotno Osiguranje (Serbia)
            - 99.96% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by American Life Insurance Company and the remaining .04% is owned by International Technical and Advisory Services Limited.

      22.   AMSLICO poist'ovna ALICO a.s. (Slovakia)

            a)    ALICO Services Central Europe s.r.o. (Slovakia)

            b)    ALICO Funds Central Europe sprav.spol., a.s. (Slovakia)

      23.   ALICO Gestora de Fondos y Planos de Pensiones S.A. (Spain)

      24.   ALICO Management Services Limited (United Kingdom)

      25.   ZEUS Administration Services Limited (United Kingdom)

      26.   ALICO Trustees (UK) Ltd. (United Kingdom) - 50% of ALICO Trustees
            (UK) Ltd. is owned by ALICO and the remaining interests are owned by International Technical and Advisory Services Limited.

      27. PJSC ALICO Ukraine (Ukraine) - 99.9990% of PJSC ALICO Ukraine is owned by American Life Insurance Company, .0005% is owned by International Technical and Advisory Services Limited and the remaining .0005% is owned by Borderland Investment Limited.

      28.   Borderland Investments Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      29.   International Technical and Advisory Services Limited (USA-Delaware)

      30.   International Services Incorporated (USA-Delaware)

      31.   ALICO Operations Inc. (USA-Delaware)

            a)    ALICO Asset Management Corp. (Japan)

      32. ALICO Compania de Seguros de Retiro, S.A. (Argentina) - 90% of ALICO Compania de Seguros de Retiro, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      33. ALICO Compania de Seguros, S.A. (Argentina) - 90% of ALICO Compania de Seguros, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      34. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.989811% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.0100030% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      35. Inversiones Interamericana S.A. (Chile) 99.9850% of Inversiones Interamericana S.A. is owned by ALICO and .0150% by International Technical & Advisory Services.

            a) ALICO Costa Rica S.A. (Costa Rica) - 99% of ALICO Costa Rica S.A. is owned by Inversiones Interamericana S.A. and 1% by La Interamericana Compania de Seguros de Vida S.A.

            b) Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by Inversiones Interamericana S.A. and the remaining interests by a third party.

                  i) Legagroup S.A. (Chile) - 99% is owned by Legal Chile and 1% is owned by a third party.

      36. ALICO Mexico Compania de Seguros, S.A. de C.V. (Mexico) - 99.999998% of ALICO Mexico Compania de Seguros de Vida, SA de CV is owned by American Life Insurance Company and .000002% is owned by International Technical and Advisory Services Limited.

      37.   ALICO Services, Inc. (Panama)

      38. American Life and General Insurance Company (Trinidad & Tobago) Ltd. (Trinidad and Tobago) - 80.92373% of American Life and General Insurance Company (Trinidad & Tobago) Ltd. is owned by ALICO and the remaining interests are owned by a third party.

            a) ALGICO Properties, Ltd. (Trinidad & Tobago) - 99.99994% of ALGICO Properties, Ltd. is owned by American Life and General Insurance Company (Trinidad & Tobago), .00003% is owned by American Life Insurance Company and the remaining .00003% is owned by third parties.

            b)    Eleven Dee, LTD. (Trinidad & Tobago)

      39.   MetLife Seguros de Vida, S.A. (Uruguay)

      40. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

      41.   Global Properties, Inc. (USA-Delaware)

      42.   Alpha Properties, Inc. (USA-Delaware)

      43.   Beta Properties, Inc. (USA-Delaware)

      44.   Delta Properties Japan, Inc. (USA-Delaware)

      45.   Epsilon Properties Japan, Inc. (USA)

      46.   Iris Properties, Inc. (USA-Delaware)

      47.   Kappa Properties Japan, Inc. (USA-Delaware)

      48.   MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

            a)    MetLife Global Holding Company II GmbH (Swiss II)
                  (Switzerland)

                  i)    MetLife EU Holding Company Limited (Ireland)

      49.   MetLife ALICO Preparatory Company KK (Japan)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU affiliated members.

ITEM 27. NUMBER OF CONTRACT OWNERS


As of January 31, 2012, there were 60,504 owners of qualified contracts and 54,856 owners of non-qualified contracts offered by the Registrant (MetLife Investors Variable Annuity Account One).


ITEM 28. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors' and Officers' Liability and Corporate Reimbursement Insurance Policy with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in MetLife, Inc.'s by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.

The Bylaws of the Company (Article IV, Section 1) provide that:

Each person who is or was a director, officer or employee of the corporation or is or was serving at the request of the corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the corporation as of right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expenses (including attorney's fees) asserted or threatened against and incurred by such person in his capacity as or arising out of his status as a director, officer or employee of the corporation or if serving at the request of the corporation, as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

   (a) MetLife Investors Distribution Company is the principal underwriter for the following investment companies (other than Registrant):

MetLife of CT Separate Account QPN for Variable Annuities
MetLife of CT Fund UL for Variable Life Insurance,
MetLife of CT Fund UL III for Variable Life Insurance
MetLife of CT Separate Account Eleven for Variable Annuities
Metropolitan Life Variable Annuity Separate Account II

Met Investors Series Trust
MetLife Investors Variable Life Account One

MetLife Investors USA Separate Account A
MetLife Investors USA Variable Life Account A
First MetLife Investors Variable Annuity Account One
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Security Equity Separate Account Twenty-Six
Security Equity Separate Account Twenty-Seven
Metropolitan Life Separate Account E
Metropolitan Life Separate Account UL
Metropolitan Tower Life Separate Account One
Metropolitan Tower Life Separate Account Two
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D

Metropolitan Series Fund


   (b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the Officers and Directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.


NAME AND PRINCIPAL BUSINESS ADDRESS    POSITIONS AND OFFICES WITH UNDERWRITER
-----------------------------------    ---------------------------------------
Michael K. Farrell                     Director
10 Park Avenue
Morristown, NJ 07962

Craig W. Markham                       Director and Vice President
13045 Tesson Ferry Road
St. Louis, MO 63128

William J. Toppeta                     Director
1095 Avenue of the Americas
New York, NY 10036

Paul A. Sylvester                      President, National Sales
10 Park Avenue                         Manager-Annuities & LTC
Morristown, NJ 07962

Elizabeth M. Forget                    Executive Vice President
1095 Avenue of the Americas
New York, NY 10036

Paul A. LaPiana                        Executive Vice President, National
5 Park Plaza                           Sales Manager-Life
Suite 1900
Irvine, CA 92614

John G. Martinez                       Vice President, Chief Financial Officer
18210 Crane Nest Drive
Tampa, FL 33647

Curtis Wohlers                         Senior Vice President, National Sales
1300 Hall Boulevard                    Manager, Independent Planners and
Bloomfield, CT 06002-2910              Insurance Advisors

Jeffrey A. Barker                      Senior Vice President, Channel
18210 Crane Nest Drive                 Head-Independent Accounts
Tampa, FL 33647

Andrew G. Aiello                       Senior Vice President, Channel
5 Park Plaza                           Head-National Accounts
Suite 1900
Irvine, CA 92614

Jay S. Kaduson                         Senior Vice President
10 Park Avenue
Morristown, NJ 07962

Marlene B. Debel                       Treasurer
1095 Avenue of the Americas
New York, NY 10036

Debora L. Buffington                   Vice President, Director of Compliance
5 Park Plaza
Suite 1900
Irvine, CA 92614

Rashid Ismail                          Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

David DeCarlo                          Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paul M. Kos                            Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Cathy Sturdivant                       Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paulina Vakouros                       Vice President
1095 Avenue of the Americas
New York, NY 10036

Isaac Torres                           Secretary
1095 Avenue of the Americas
New York, NY 10036

   (c) Compensation From the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


           (1)                     (2)                (3)             (4)          (5)
                                                Compensation on
                                                     Events
                                                Occasioning the
                            Net Underwriting     Deduction of a
    Name of Principal         Discounts and      Deferred Sales    Brokerage     Other
       Underwriter             Commissions            Load        Commissions Compensation
MetLife Investors
  Distribution Company         $70,881,543            $ 0             $ 0          $ 0


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

   The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a) Registrant
     (b) MetLife Annuity Operations, 27000 Westown Parkway, Bldg. 4, Suite 200, West Des Moines, IA 50266
     (c) State Street Bank & Trust Company, 225 Franklin Street, Boston, MA
         02110
     (d) MetLife Investors Distribution Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614
     (e) MetLife Investors Insurance Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614
     (f) Metropolitan Life Insurance Company, 18210 Crane Nest Drive, Tampa, FL 33647
     (g) Metropolitan Life Insurance Company, 501 Boylston Street, Boston, MA 02116
     (h) Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY
         10166
     (i) General American Life Insurance Company, 13045 Tesson Ferry Road, St. Louis, MO 63128 (with respect to the Guarantee Agreement only)

ITEM 31. MANAGEMENT SERVICES

Not Applicable.

ITEM 32. UNDERTAKINGS

   a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen
(16) months old for so long as payment under the variable annuity contracts may be accepted.

   b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

   d. MetLife Investors Insurance Company ("Company") hereby represents that the fees and charges deducted under the Contracts described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

   e. During any time there are insurance obligations outstanding and covered by the guarantee issued by General American Life Insurance Company ("Guarantee Period"), filed as an exhibit to this Registration Statement (the "Guarantee"), the Depositor hereby undertakes to provide notice to contract owners covered by the Guarantee promptly after the happening of significant events related to the Guarantee.

   These significant events include: (i) termination of the Guarantee that has a material adverse effect on the contract owner's rights under the Guarantee;
(ii) a default under the Guarantee that has a material adverse effect on the contract owner's rights under the Guarantee; or (iii) the insolvency of General American Life Insurance Company ("Guarantor").

   Depositor hereby undertakes during the Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited financial statements of the Guarantor in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of the Guarantor regarding such financial statements.

   During the Guarantee Period, the Depositor hereby undertakes to include in the prospectus to contract owners, an offer to supply the Statement of Additional Information which shall contain the annual audited financial statements of the Guarantor, free of charge upon a contract owner's request.

                                REPRESENTATIONS

   The Company hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

   1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

   2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

   3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
Section 403(b)(11) to the attention of the potential participants;

   4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                  SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and Commonwealth of Massachusetts, on this 24th day of April, 2012.

                         METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                           (Registrant)

                         By:  METLIFE INVESTORS INSURANCE COMPANY

                         By:  /s/ KAREN A. JOHNSON
                              -------------------------------
                              Karen A. Johnson
                              Vice President

                         METLIFE INVESTORS INSURANCE COMPANY
                           (Depositor)

                         By:  /s/ KAREN A. JOHNSON
                              -------------------------------
                              Karen A. Johnson
                              Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 24, 2012.

/s/ Michael K. Farrell*        Chairman of the Board, President, Chief
-----------------------------  Executive Officer and Director
Michael K. Farrell

/s/ Elizabeth M. Forget *      Executive Vice President and Director
-----------------------------
Elizabeth M. Forget

/s/ James J. Reilly *          Vice President-Finance (principal financial
----------------------------- officer and principal accounting officer) James J. Reilly

/s/ Jay S. Kaduson *           Vice President and Director
-----------------------------
Jay S. Kaduson

/s/ Bennett D. Kleinberg *     Vice President and Director
-----------------------------
Bennett D. Kleinberg

/s/ Jeffrey A. Tupper *        Assistant Vice President and Director
-----------------------------
Jeffrey A. Tupper

/s/ Susan A. Buffum *          Director
-----------------------------
Susan A. Buffum

/s/ George Foulke *            Director
-----------------------------
George Foulke

/s/ Paul A. Sylvester*         Director
-----------------------------
Paul A. Sylvester

                                 By:  /s/ JOHN E. CONNOLLY, JR.
                                      -----------------------------------
                                      John E. Connolly, Jr.,
                                      Attorney-in-Fact
                                      April 24, 2012
--------
* MetLife Investors Insurance Company. Executed by John E. Connolly, Jr., on behalf of those indicated pursuant to powers of attorney. (Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-4 (File Nos. 333-160936/811-05200) filed as Exhibit 13(i) on November 2, 2009.)

                                  SIGNATURES

As required by the Securities Act of 1933, General American Life Insurance Company has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and Commonwealth of Massachusetts, on this 24th day of April, 2012.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                                     (Guarantor)

                                   By:  /s/ KAREN A. JOHNSON
                                        -----------------------------------
                                        Karen A. Johnson
                                        Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 24th, 2012.

/s/ Michael K. Farrell*        Chairman of the Board, Chief Executive Officer,
-----------------------------  President and Director
Michael K. Farrell

/s/ Peter M. Carlson*          Executive Vice President, Chief Accounting
-----------------------------  Officer and Director
Peter M. Carlson

/s/ Eric T. Steigerwalt*       Director
-----------------------------
Eric T. Steigerwalt

/s/ Anne Belden*               Vice President-Finance (principal financial
-----------------------------  officer)
Anne Belden

/s/ Paul G. Cellupica          Director
-----------------------------
Paul G. Cellupica

/s/ Todd B. Katz*              Director
-----------------------------
Todd B. Katz

/s/ Paul A. LaPiana            Director
-----------------------------
Paul A. LaPiana

/s/ Maria R. Morris*           Director
-----------------------------
Maria R. Morris

/s/ Stanley J. Talbi*          Director
-----------------------------
Stanley J. Talbi

                                 By:  /s/ JOHN E. CONNOLLY, JR.
                                      -----------------------------------
                                      John E. Connolly, Jr.,
                                      Attorney-in-Fact
                                      April 24, 2012
--------
* General American Life Insurance Company. Executed by John E. Connolly, Jr., on behalf of those indicated pursuant to powers of attorney. (Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-4 (File Nos. 333-160936/811-05200) filed as Exhibit 13(ii) on November 2, 2009 and Registrant's Post-Effective Amendment No. 35 on Form N-4 (File Nos. 033-39100/811-05200) filed as Exhibit 13(ii)(b) on April 12, 2011.)

                               INDEX TO EXHIBITS


EX-99.10(i)  Consent of Independent Registered Public Accounting Firm
             (Deloitte & Touche LLP) for the Depositor, the Registrant and the Guarantor

EX-99.10(ii) Consent of Independent Registered Public Accounting Firm
             (Deloitte & Touche LLP) for MetLife, Inc.